                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]                          Commission File No. 0-25942

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  SWWT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
           Common Stock, par value $.01 per share, of SanVision Technology Inc.
     (2)  Aggregate number of securities to which transaction applies:
          36,071,064 shares
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): $.16, which is the book value per share of the above shares as of June 30, 2001
     (4)  Proposed maximum aggregate value of transaction: $5,771,370.24
     (5)  Total fee paid: $1,155.00

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                  SWWT, INC.
                       c/o East River Ventures II, L.P.
                        645 Madison Avenue, 22nd Floor
                           New York, New York 10022
                               _________________

Dear Stockholder:

     You are cordially invited to attend a special meeting of the stockholders of SWWT, Inc., which will be held on ___day, ________, 2001, at 10:00 a.m., local time, at __________.

     At the meeting, you will be asked to consider and vote on the following proposals, which are closely related to the proposed combination of SWWT and SanVision Technology Inc. and will allow the proposed combination to proceed:

     . amendments to SWWT's certificate of incorporation to effect immediately before the combination a 1-for-2 reverse split of SWWT's common stock and to change SWWT's name to "SVT Inc."; and

     . amendments to the certificate of designations of SWWT's series B preferred stock to, among other things, change the conversion ratio of the series B preferred stock into common stock from approximately 1-to-100 to approximately 1-to-10 (pre-reverse stock split), and to provide for the automatic conversion of all series B preferred stock into SWWT common stock immediately before the proposed combination.

     The proposed combination with SanVision will be effected by the merger of a wholly-owned subsidiary of SWWT into SanVision, after which SanVision will be a wholly-owned subsidiary of SWWT and SWWT will be renamed SVT Inc. Each of the 36,071,064 outstanding shares of SanVision common stock will be converted in the merger into one share of SWWT (SVT) common stock. If the merger is completed, the stockholders of SWWT, including option and warrant holders, will collectively own approximately 12.5% of SVT, and the shareholders of SanVision will collectively own approximately 87.5%.


     The proposed amendments to SWWT's certificate of incorporation and the series B certificate of designations are conditions to the closing of the merger, and the 1-for-1 conversion ratio for the SanVision common stock in the merger is based on the reverse stock split for the SWWT common stock and the change in the conversion ratio of the series B preferred stock. Even if the SWWT stockholders adopt the amendments, if the merger with SanVision does not occur, the amendments to SWWT's certificate of incorporation and the certificate of designations will not become effective and the name of SWWT, the outstanding number of shares of SWWT common stock and the conversion ratio of the series B preferred stock will remain unchanged.

     The accompanying proxy statement gives you detailed information about the proposed merger and related transactions. Please read it carefully. You may obtain other information about SWWT from documents it filed with the Securities and Exchange Commission. Instructions on how to obtain these documents are included in the attached proxy statement under the section entitled "Where You Can Find More Information."

     Please pay particular attention to the section entitled "Risk Factors" beginning on page 20 of the attached proxy statement, which describes some of the risks that you should consider in deciding whether to vote in favor of the amendments to the certificate of incorporation and the certificate of designations.

     After careful consideration, SWWT's board of directors has determined that the merger is fair to, and in the best interests of, SWWT and its stockholders and has approved the merger agreement, the merger, and the amendments to the SWWT certificate of incorporation and the certificate of designations for the series B preferred stock. SWWT's board of directors recommends that you vote FOR the said amendments.

     Whether or not you plan to attend the special meeting, please take the time to complete, sign and date the enclosed proxy card and return it in the enclosed, prepaid envelope marked "Proxy," as described in the attached proxy statement.


                                             Sincerely,




                                             Walter A. Carozza
                                             Vice President and Director

This proxy statement is dated ______, 2001, and is first being distributed with proxy cards to the stockholders of SWWT on ______, 2001.

                                  SWWT, INC.
                       c/o East River Ventures II, L.P.
                        645 Madison Avenue, 22nd Floor
                           New York, New York 10022

                                 -------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON ____________, 2001


To all Stockholders of SWWT, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of SWWT, Inc., a Delaware corporation, will be held on ____, __________, 2001, at 10:00 a.m., local time, at ________________ for the purpose of considering and voting upon:

     1. amendments to SWWT's certificate of incorporation to effect immediately before the combination a 1-for-2 reverse split of SWWT's common stock and to change SWWT's name to "SVT Inc."; and

     2. amendments to the certificate of designations of SWWT's series B preferred stock to, among other things, change the conversion ratio of the series B preferred stock into common stock from approximately 1-to-100 to approximately 1-to-10 (pre-reverse stock split), and to provide for the automatic conversion of all series B preferred stock into SWWT common stock immediately before the proposed combination of SWWT and SanVision Technology Inc.

     SWWT's by-laws provide that only such business may be conducted at this meeting as is specified in this notice.

     The board of directors has fixed the close of business on October 26, 2001, as the record date for the determination of SWWT stockholders entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

     The proposed amendments to SWWT's certificate of incorporation and the series B certificate of designations are conditions to the closing of SWWT's combination with SanVision, and your approval of these proposals is required for the combination to occur. There are other conditions that must also be satisfied for the combination to occur. Even if SWWT's stockholders adopt the amendments, if the combination with SanVision does not occur, the amendments to SWWT's certificate of incorporation and the certificate of designations will not become effective and the name of SWWT, the outstanding number of SWWT shares and the conversion ratio of the series B preferred stock will remain unchanged. The proposed combination with SanVision is discussed in more detail in the sections of the attached proxy document entitled "The Merger" and "The Merger Agreement," which you should read carefully.

     Adoption of the amendments to SWWT's certificate of incorporation and the series B certificate of designations requires the affirmative vote of a majority of the votes represented by all shares of SWWT common stock and SWWT series B preferred stock outstanding on the record date, voting as a single class. The proposed amendments to the certificate of designations for the series B preferred stock also require separately the affirmative vote of a majority of the 757,778 shares of series B preferred stock outstanding at the close of business on the record date.

     If there are not enough stockholders present or represented by proxy to constitute a quorum, the meeting may be adjourned.

     If your shares are held of record in "street name" by a broker, bank or other nominee, follow the voting instructions that you receive from the nominee.

     The Board of Directors of SWWT has approved the amendments to the certificate of incorporation and the series B certificate of designations and recommends that SWWT stockholders vote FOR their adoption.

                                        By Order of the Board of Directors





                                        Walter A. Carozza
                                        Vice President and Director

                                Table of Contents

                                                                                                                            Page
                                                                                                                            ----
Questions and Answers About the Combination.....................................................................              5
Summary Term Sheet..............................................................................................              7
The Companies...................................................................................................              7
Amendments to the Certificate of Incorporation..................................................................              9
The Merger......................................................................................................              9
The Special Meeting.............................................................................................             11
The Merger Agreement............................................................................................             12
   Other Agreements.............................................................................................             17
Summary Pro Forma Financial Data................................................................................             19
Risk Factors....................................................................................................             20
Risk Factors Relating to the Merger.............................................................................             20
Risk Factors Related to SanVision's Business....................................................................             24
Cautionary Statement Regarding Forward-Looking Statements.......................................................             34
The Special Meeting.............................................................................................             35
   Date, Time and Place.........................................................................................             35
   Record Date; Vote Required...................................................................................             36
   Voting and Revocation of Proxies.............................................................................             37
   Solicitation of Proxies......................................................................................             38
Ownership of SWWT Stock by Management and Major Stockholders....................................................             38
Market Price and Dividend Information...........................................................................             41
The Merger......................................................................................................             42
   General......................................................................................................             42
   Background to the Merger.....................................................................................             43
   Recommendation of, and Factors Considered by, SWWT's Board of Directors......................................             46
   No Fairness Opinion..........................................................................................             48
   SanVision's Reasons for the Merger...........................................................................             48
   Post-Merger Management.......................................................................................             49
   Interests of Certain Persons in the Merger and Possible Conflicts of Interest................................             50
   Public Trading Markets.......................................................................................             52
   Regulatory Approvals.........................................................................................             52
   Accounting Treatment.........................................................................................             52
   No Dissenters' Rights........................................................................................             52
Proposal 1 - Amendments to SWWT's Certificate of Incorporation..................................................             52
   Reasons for the Amendments...................................................................................             53
   Effecting the Reverse Stock Split............................................................................             53
Proposal 2 - Amendments to the Certificate of Designations for the Series B Preferred Stock.....................             53
   Reasons for the Amendments...................................................................................             54
   Effect on Outstanding Shares.................................................................................             55
Exchange of Stock Certificates..................................................................................             55
The Merger Agreement............................................................................................             56
   Terms of the Merger..........................................................................................             56
   Closing; Effective Time of the Merger........................................................................             56
   Certificate of Incorporation and Bylaws of the Surviving Corporation.........................................             57
   Directors and Officers of the Surviving Corporation..........................................................             57
   Representations and Warranties...............................................................................             57
   Conditions to the Merger.....................................................................................             62
   Covenants....................................................................................................             65
   Termination..................................................................................................             69
   Termination Fees and Expenses................................................................................             71
   Amendments, Extension and Waivers............................................................................             72
Other Agreements................................................................................................             73
   Stockholders Agreement.......................................................................................             73

   Registration Rights Agreement................................................................................             81
Material Federal Income Tax Consequences of the Merger..........................................................             84
Pro Forma Condensed Combined Financial Information..............................................................             85
Selected Financial Data of SanVision............................................................................             92
Management's Discussion and Analysis of Financial Condition and Results of Operations of SanVision..............             93
   Current Business Environment.................................................................................             93
   Results of Operations........................................................................................             93
   Liquidity and Capital Resources..............................................................................             98
   Qualitative and Quantitive Disclosures about Market Risks....................................................             99
Selected Financial Data of SWWT.................................................................................            100
SWWT Management's Discussion and Analysis of Financial Condition and Results of Operations......................            101
   General......................................................................................................            101
   Results of Operations........................................................................................            101
   Liquidity and Capital Resources..............................................................................            102
   Qualitative and Quantitative Disclosures about Market Risk...................................................            103
Business of SanVision...........................................................................................            104
   Industry Information.........................................................................................            104
   SanVision Vertical Expansion Plan............................................................................            106
   Competition..................................................................................................            107
   SanVision Products and Services..............................................................................            108
   SanVision Competitive Advantage..............................................................................            109
   Business Strategy............................................................................................            111
   Sales and Marketing..........................................................................................            113
   SanVision's Application Development Methodology..............................................................            114
   Major Clients and Sample Projects............................................................................            115
   Facilities...................................................................................................            117
   Legal Proceedings............................................................................................            117
Business of SWWT................................................................................................            118
   General......................................................................................................            118
   The E-Newco Transaction......................................................................................            118
   Redemption of Series B Preferred Stock.......................................................................            119
Description of SWWT Common Stock................................................................................            120
Legal Matters...................................................................................................            120
Additional Information for SWWT Stockholders....................................................................            121
   Stockholder Proposals for the Next Annual Meeting............................................................            121
Where You Can Find More Information.............................................................................            122
Index to Financial Statements...................................................................................            F-1
Appendix A: Agreement and Plan of Merger........................................................................            A-1
Appendix B: Amendment to the Certificate of Incorporation of SWWT, Inc..........................................            B-1
Appendix C: Amendment to the Certificate of Designations of the
                      Series B Preferred Stock of SWWT, Inc.....................................................            C-1
Appendix D: Form of Stockholders Agreement......................................................................            D-1
Appendix E: Form of Registration Rights Agreement...............................................................            E-1

                   Questions and Answers About the Combination

Q: What is the structure of the proposed combination of SWWT and SanVision?

A: E-Newco, Inc., a Delaware corporation and a wholly-owned subsidiary of SWWT, will merge with and into SanVision Technology Inc. and will cease to exist. SanVision will remain as the surviving corporation after the merger and will be a wholly-owned subsidiary of SWWT, which will be renamed SVT Inc. As soon as practicable after consummation of the merger, SanVision will be merged with and into the parent company.

Q:        What will SanVision shareholders receive?

A: In the merger, holders of SanVision common stock will receive one share of SWWT common stock for each share of SanVision common stock.

Q:        How many SanVision shares will be converted into SWWT shares?

A: 36,071,064 currently outstanding shares of SanVision common stock will be converted into 36,071,064 shares of SWWT common stock in the merger, which shares will represent approximately 87.5% of the outstanding common stock of SWWT (renamed SVT Inc.) following the combination and taking into account the reverse stock split and the change in conversion ratio of the series B preferred stock.

Q: Will the merger be completed if the stockholders of SWWT do not adopt the proposals?

A: No. Although the stockholders of SWWT are not being asked to approve the merger, the amendments described in the Notice of Special Meeting above must be adopted by the stockholders of SWWT. Otherwise, the merger will not be completed.

Q: Will the certificates of amendment be effective if the merger does not occur?

A: No. Even if the requisite stockholder approval is obtained, if the merger fails to close, the proposals will not be effected, and the common stock, series B preferred stock and the name of SWWT will not be changed.

Q:        What should I do?

A: If you are a record holder of SWWT common stock or series B preferred stock, after you have carefully read this proxy statement, please sign, date and complete your proxy card and send it to us in the enclosed envelope.

Q: If my shares are held of record in "street name" by my broker, will my broker vote my shares for me?

A: If your shares of SWWT common stock are held of record in "street name" by a broker, bank or other nominee, follow the voting instructions that you receive from the nominee. Your broker nominee will not be able to vote your shares without instructions from you.

          Your failure to instruct your broker nominee to vote your SWWT shares will have the same effect as your voting against the merger agreement and the proposed certificates of amendment.

Q: Can I change my vote after I have submitted my proxy with voting instructions?

A: Yes. If you are a record holder of SWWT common stock or series B preferred stock, there are three ways in which you may revoke your proxy and change your vote at any time before the appropriate meeting:

          . You may send a written notice that you are revoking your proxy to the Vice President of SWWT, c/o East River Ventures II, L.P., 645 Madison Avenue, 22nd Floor, New York, New York 10022 in time for it to be received before the special meeting.

          . You may complete and submit a new proxy card by mail. The latest dated proxy actually submitted before the special meeting will be recorded and any earlier votes will be automatically revoked.

          . You may attend the special meeting and vote in person. However, simply attending the meeting without voting will not revoke a proxy you previously submitted.

          If your shares of SWWT common stock are held of record in street name by a broker, bank, or other nominee, you must follow directions you receive from the nominee to change or revoke your voting instructions.

Q:        Is there a trading market for the SWWT common stock?

A: Yes. The SWWT common stock trades in the over-the-counter market under the symbol "SWWT" although up until now the common stock has traded sporadically and in small volumes. After the merger, we anticipate that the SVT common stock (including the shares issued in the merger) will continue to trade in the over-the-counter market.

Q:        Do I have to send in my SWWT common or preferred stock certificates?

A: No. Stockholders will be asked at a later time to exchange their certificates to reflect the reverse stock split, the conversion of the series B preferred stock and the name change.

Q:        Whom should SWWT stockholders call with questions?

A:        Stockholders should call Walter Carozza at (212) 644-2322.

                              Summary Term Sheet

         This summary term sheet, together with the preceding Questions and Answers section, highlights the important information contained in this proxy statement but may not contain all of the information that may be important to you. We urge you to read carefully this entire proxy statement and the other documents to which it refers to understand fully the merger and its consequences to you. See "Where You Can Find More Information" on page 123. Each item in this summary includes a page reference directing you to a more complete description of that item elsewhere in this proxy statement.

                                 The Companies

SWWT, Inc. (page 118)

         SWWT, Inc., formerly known as SweetWater, Inc., was incorporated in Colorado in March 1991 and reincorporated in Delaware in September 1993. Until February 1998, SWWT was engaged in the manufacture and sale of portable water filtration and purification devices. On February 6, 1998, SWWT sold substantially all of its assets to Cascade Designs, Inc. for $1,633,425 in cash. Upon consummation of that sale, SWWT's only significant assets were cash and cash equivalents. SWWT had no further operating business, and reduced its management and administrative staff to one part-time employee. In April 2000, SWWT entered into a business combination transaction with E-Newco, Inc., whereby the stockholders of E-Newco received shares of series B preferred stock of SWWT convertible into approximately 95.5% of SWWT's common stock on a fully diluted basis. Since completing the asset sale to Cascade Designs and the business combination with E-Newco, SWWT has pursued potential business combination transactions and investment opportunities.

         The address of SWWT is c/o East River Ventures II, L.P., 645 Madison Avenue, 22/nd/ Floor, New York, New York 10022.

SanVision Technology Inc. (page 104)

         SanVision Technology Inc. provides Information Technology ("IT") related professional services to businesses that enable its clients to combine the scope and efficiencies of the new web based technologies with their existing business processes, which help them manage procurement, sell products and services, provide customer service, conduct supplier transactions and communicate with their employees over the web. It offers a broad range of IT services to its clients who desire to outsource any such services or retain outside consultants to supplement their in-house IT initiatives. SanVision's application development services include all facets of IT solutions from writing custom codes for new applications to web enable existing applications to seamless systems integration. SanVision also provides post-production managed services for maintenance of its clients' applications and systems infrastructure, including databases, networks and operating systems administration to help maintain, monitor, support and upgrade complex and high performance systems and applications 24 hours, 7 days a week. Currently SanVision focuses on marketing its IT solutions and managed services primarily to large companies in industries that have historically devoted relatively large percentages of their overall operating budgets to information technology, such as financial services, insurance, media and telecommunications. SanVision believes that it offers a number of benefits and differentiated services to its clients, which enables SanVision to capitalize on the rapid growth in the information technology services industry. In all of SanVision client engagements, it applies its methodology and quality assurance process to deliver these services, so as to maintain a high level of quality demanded by major corporations and global institutions that use its services, at a reasonable cost.

         SanVision was incorporated in New Jersey under the name SanVision Technology Inc. on January 22, 1992 and continued as a single person consulting company until late 1997. It began operation as a company engaged in the current lines of business in October 1997 and has also been conducting business as SVT Inc. in New York, New Jersey and Connecticut. SanVision currently has approximately 125 employees and approximately 40 independent contractors in the U.S. In addition, there are approximately 20 employees in India as well as numerous trainees on a stipend in North America.

         The address of SanVision is 59 John Street (3/rd/ Floor), New York, NY 10008, Telephone: (212) 571-6904.

           Amendments to the Certificate of Incorporation (page 52)

         At the special meeting, the stockholders of SWWT will be asked to approve the following proposals which are related to the merger with SanVision and must be approved before the merger can be completed:

         . a proposal to adopt amendments to SWWT's certificate of incorporation to (1) effect immediately before the merger a 1-for-2 reverse split of the common stock of SWWT, and (2) change SWWT's name to SVT Inc., all as set forth in a proposed certificate of amendment which is Appendix B to this proxy statement; and

         . a proposal to adopt amendments to the certificate of designations of the series B preferred stock of SWWT to, among other things,
              (1) effect immediately before the merger a change in the conversion ratio of the series B preferred stock into SWWT common stock from approximately 1-to-100 to approximately 1-to-10 (pre-reverse stock split), and (2) provide for the automatic conversion of the series B preferred stock into SWWT common stock immediately before the merger, all as set forth in a proposed certificate of amendment which is Appendix C to this proxy statement.

These proposals, even if approved by SWWT's stockholders, will not be effected if the merger does not occur.

                                  The Merger

         We are proposing a merger in which E-Newco, Inc., a wholly-owned subsidiary of SWWT, will merge into SanVision and will cease to exist. SanVision will remain as the surviving corporation after the merger and will be a wholly-owned subsidiary of SWWT, which will be renamed SVT Inc. In this proxy statement, SWWT, following the merger, is referred to as SVT. SanVision will be merged with and into SVT as soon as practicable after the merger.

         After the merger, and taking into account the reverse stock split, the change in the conversion ratio and other transactions contemplated in the merger agreement, SanVision shares outstanding before the merger will represent approximately 87.5% of the outstanding shares of SVT common stock, and SWWT shares outstanding, or issuable upon conversion or exercise of SWWT options or warrants outstanding before the merger, will represent approximately 12.5% of the outstanding shares of SVT common stock.

What SanVision Shareholders Will Receive (page 42)

         Under the merger agreement, each share of SanVision common stock would be converted into the right to receive one share of SVT common stock.

Recommendation to Stockholders (page 46)

         The board of directors of SWWT has concluded that the merger, together with the proposed amendments to SWWT's certificate of incorporation and the certificate of designations for the series B preferred stock, are fair to and in the best interests of the SWWT stockholders, and recommends that SWWT stockholders vote for adoption of the proposed amendments.

No Fairness Opinion (pages 48)

         Because the terms of the merger were negotiated at arm's-length between the managements of SWWT and SanVision, and taking into consideration the time and expense that would be incurred in obtaining an investment banker's opinion on the fairness of the terms of the merger in light of SWWT's lack of an operating business, SWWT has not sought or obtained such an opinion. Accordingly, there can be no assurance that consummation of the merger will be fair from a financial point of view to the stockholders of SWWT.

Interests of Certain Persons in the Merger and Possible Conflicts of Interest (pages 50)

         In considering the recommendation of the SWWT board of directors that the stockholders adopt the amendments to SWWT's certificate of incorporation and the amendments to the certificate of designations of the series B preferred stock, SWWT stockholders should be aware that a number of SWWT executive officers, directors and affiliates have interests in the merger that are, or may be, different from the interests of other SWWT stockholders. They include the following:

         . A director and vice president of SWWT, and certain holders of SWWT series B preferred stock, either directly or through their affiliates, are also holders of shares of SanVision stock.

         . The Chairman of the Board, Chief Executive Officer, President and Secretary of SWWT, will resign prior to consummation of the merger. In connection with his resignation, SWWT is negotiating the repurchase of certain of his restricted shares of series B preferred stock at cost and facilitating the transfer to non-affiliated third parties of the balance of his shares of series B preferred stock.

         . Directors and officers of SWWT have customary rights to indemnification against specified liabilities.

         . Certain directors of SWWT and holders of series B preferred stock, either directly or through their affiliates, will enter into a stockholders agreement which gives them important rights with respect to SVT after the merger, including board positions and certain blocking rights.

         . Certain directors of SWWT and holders of series B preferred stock, either directly or through their affiliates, will enter into a registration rights agreement, which will enable them to sell their shares of SVT common stock, through a registration statement filed by SVT within 90 days of the merger, subject to a lock-up period under the stockholders agreement.

         . Certain SWWT common stockholders, representing a majority of common stockholders, who in November 2000 elected to exercise their right to require SWWT to redeem all of the outstanding shares of series B preferred stock, have indicated their intention to withdraw that demand if the merger with SanVision is effected. These common stockholders may sell their common shares at a price of one dollar per share to non-SWWT affiliated persons, subject to the closing of the merger. SWWT intends to facilitate such third-party transfers and to register such transfers on the registration statement that will be filed by SVT following the merger.

         . Options held by current and former directors of SWWT will be eligible for registration on the registration statement to be filed by SVT following the merger.

Material Federal Income Tax Consequences of the Merger (page 84)

         No gain or loss will be recognized for federal income tax purposes by SWWT stockholders with respect to the merger.

Regulatory Approvals (page 52)

         No material federal or state regulatory requirements remain to be complied with, and no federal or state regulatory approval must be obtained, in connection with the merger.

Market for SWWT Common Stock (page 41)

         The SWWT common stock trades in the over-the-counter market under the symbol "SWWT." After consummation of the merger, we anticipate that such common stock will continue to trade in the over-the-counter market, including the shares of SVT common stock issued in the combination.

No Dissenters' Rights (page 52)

         In connection with the business combination, the stockholders of SWWT will not have any right under Delaware law to receive any payment in cash of the judicially determined "fair value" of their shares.

                              The Special Meeting


Time, Place and Matters to Be Voted Upon (page 35)

         The special meeting of SWWT stockholders will be held on _______, 2001, at 10:00 a.m., local time, at ___________________. At the meeting, the stockholders of SWWT will be asked to adopt amendments to SWWT's certificate of incorporation and the certificate of designations for the series B preferred stock, as set forth in Appendices B and C to this proxy statement.


Record Date and Vote Required (page 36)

         You may cast one vote for each share of SWWT common stock, and
99.999158 votes for each share of SWWT series B preferred stock, that you owned at the close of business on October 26, 2001, the record date for the SWWT meeting. Adoption of the amendments to the certificate of incorporation and certificate of designations requires the affirmative vote of a majority of the votes represented by all shares of SWWT common stock and SWWT series B preferred stock outstanding on the record date, voting as a single class. On the record date, there were 3,122,254 shares of SWWT common stock and 757,778 shares of SWWT series B preferred stock outstanding and entitled to vote. Thus, a maximum of 78,899,416 votes may be cast at the meeting and at least 39,449,709 affirmative votes will be required to pass the amendments.

         Also, the proposed amendment to the certificate of designations for the series B preferred stock requires separately the affirmative vote of a majority of the 757,778 shares of series B preferred stock outstanding at the close of business on the record date.

         Members of the board and their affiliated entities, which hold common or preferred stock of SWWT representing in excess of 90% of the voting stock, have indicated their intent to vote all of their shares in favor of the adoption of the amendments to SWWT's certificate of incorporation and the certificate of designations.

                             The Merger Agreement

         The merger agreement is attached to this proxy statement as Appendix A. Please read the merger agreement carefully and in its entirety. It is the legal document that governs the merger.


Effective Time of the Merger (page 56)

         The merger will become effective shortly after all the conditions to the completion of the merger have been satisfied or waived and E-Newco and SanVision deliver certificates of merger for filing with the Secretary of State of Delaware and the Secretary of State of New Jersey. Although we can give you no assurances, we currently expect that the merger will be completed shortly after the conclusion of the special meeting, assuming approval of the amendments.


Conditions to the Merger (page 62)

         The completion of the merger depends on a number of conditions being satisfied or, where applicable, waived, including

         . adoption by the stockholders of SWWT of the amendments to SWWT's certificate of incorporation and the certificate of designations of the series B preferred stock,

         . approval of the merger by the stockholders and the board of directors of E-Newco,

         . receipt of required governmental approvals and the absence of governmental action seeking to prohibit, restrict or delay the merger,

         . the continued accuracy in all material respects of the representations and warranties of SWWT and SanVision in the merger agreement and compliance in all material respects by each of them with all its covenants under the merger agreement,

         . the execution and delivery by SWWT of the employment agreement of Sanjay Sethi, who will be the chief executive officer of SVT after the merger,

         . the effectuation of the reverse stock split in accordance with the proposed certificate of amendment to SWWT's certificate of incorporation (Appendix B to this proxy statement),

         . the amendment of the certificate of designations for the series B preferred stock (Appendix C to this proxy statement),

         . the execution and delivery of the stockholders agreement (Appendix D to this proxy statement) and the registration rights agreement (Appendix E to this proxy statement),

         . receipt by SWWT and SanVision of a legal opinion that SWWT is exempt from the Investment Company Act of 1940,

         . the election of the new directors of SWWT listed in this proxy statement under "the Merger - Post-Merger Management," and

         . the non-occurrence of any event having a material adverse effect on the business, financial condition or results of operations of SanVision and SWWT.


Agreement Not to Solicit Other Acquisition Proposals (page 68)

         SWWT, E-Newco and SanVision have agreed that until the merger agreement is terminated, they will not directly or indirectly solicit, initiate or encourage the submission of any "acquisition proposal," or participate in any discussions regarding an acquisition proposal, or furnish to any person any information with respect to an acquisition proposal, or take any other action to facilitate an acquisition proposal or any inquiries or any proposal which is or may reasonably be expected to lead to an acquisition proposal.

         An acquisition proposal is a proposal, other than the merger proposal contemplated hereby, relating to

         . any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction involving SWWT, E-Newco or SanVision;

         . any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of SWWT, E-Newco or SanVision in a single transaction or series of related transactions;

         . any tender offer or exchange offer for five percent or more of the outstanding shares of SWWT, E-Newco or SanVision common stock, or the filing of a registration statement under the Securities Act of 1933 in connection with such an offer; or

         . any public announcement of a proposal or plan to do any of the above or any agreement to engage in any of the above.

         However, SWWT and E-Newco may engage in any discussions or negotiations with any person, or provide any information to any person, in response to an unsolicited bona fide written acquisition proposal by such person, if the board of directors of SWWT or E-Newco determines in good faith that the failure to provide such information or engage in such discussions or negotiations would result in the members of the board of directors of SWWT or E-Newco breaching their fiduciary duties under applicable law. Also, this agreement not to solicit or facilitate acquisition proposals will not apply to an acquisition proposal if and only to the extent that the board of directors of SWWT or E-Newco concludes in good faith that such acquisition proposal is a "superior proposal," meaning a bona fide written acquisition proposal for SWWT or E-Newco which is made by a person other than SanVision or any of its affiliates and which (a) is on terms that the board of directors of SWWT or E-Newco concludes in good faith would result in a transaction that is more favorable to its stockholders, from a financial point of view, than the transactions contemplated by the merger agreement, and (b) is reasonably capable of being completed.

Termination (page 69)

         SanVision and SWWT may together agree to terminate the merger agreement at any time before completing the merger, even after the SWWT stockholders have approved and adopted the proposals of the special meeting.

         Also, either SanVision or SWWT may decide, without consent of the other, to terminate the merger agreement if

         . the effective time of the merger has not occurred on or before November 30, 2001, but this right to terminate will not be available to SanVision or SWWT if its failure to fulfill any obligation under the merger agreement is the cause of, or resulted in, the failure of the effective time to occur on or before such date, or

         . any order, injunction or decree preventing the consummation of the merger has been entered by any court or governmental authority and has become final and non-appealable.

          SanVision may terminate the merger agreement without the consent of SWWT if

         . SWWT breaches any material representation, warranty, covenant or agreement in the merger agreement, or any representation or warranty of SWWT has become untrue; however, if the breach is curable by SWWT through its reasonable best efforts before November 30, 2001, and for so long as SWWT continues to exercise such reasonable best efforts, SanVision may not terminate the merger agreement if the breach is cured before November 30, 2001,

         . the board of directors of SWWT does not recommend to its stockholders the approval of the proposals or withdraws, modifies or changes its approval or recommendation in a manner adverse to SanVision, or has resolved to do so,

         . the board of directors of SWWT or E-Newco has approved and/or recommended to the stockholders of SWWT or E-Newco any "acquisition proposal," or taken any other action in the exercise of its fiduciary duties or otherwise to facilitate a transaction with another person,

         . the stockholders of SWWT do not approve the proposed amendments at a special meeting,

         . the stockholders of E-Newco do not approve the transactions contemplated by the merger agreement, or

         . SWWT or E-Newco breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant.

         SWWT may terminate the merger agreement without the consent of SanVision if

         . SanVision breaches any material representation, warranty, covenant or agreement in the merger agreement, or any representation or warranty of SanVision has become untrue; however, if the breach is curable by SanVision through its reasonable best efforts before November 30, 2001, and for so long as SanVision continues to exercise such reasonable best efforts, SWWT may not terminate the merger agreement if such breach has been cured before November 30, 2001,

         . the board of directors of SanVision does not recommend to its shareholders the approval of the merger agreement and the transactions contemplated by the merger agreement, or modifies or changes its approval or recommendation in a manner adverse to SWWT, or has resolved to do so,

         . the board of directors of SanVision has approved and/or recommended to the shareholders of SanVision any "acquisition proposal," or taken any other action to facilitate a transaction with another person, or

         . SanVision breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant.


Fees and Expenses; Termination Fees (page 71)

         In general, whether or not the merger is completed, SWWT and SanVision will each pay its own fees and expenses incurred in connection with this merger proposal.

         SanVision will pay SWWT $500,000 in immediately available funds if SWWT
(a) is not in material breach of any of its representations, warrants, covenants and agreements in the merger agreement, and (b) terminates the merger agreement because

         . the board of directors of SanVision does not recommend to its shareholders the approval of the merger agreement and the transactions contemplated by the merger agreement, or modifies or changes its approval or recommendation in a manner adverse to SWWT, or has resolved to do so,

         . the board of directors of SanVision has approved and/or recommended to the shareholders of SanVision any "acquisition proposal," or taken any other action to facilitate a transaction with another person,

         . SanVision breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant, or

         .    the stockholders of SanVision do not approve the merger.

         SWWT will pay SanVision $500,000 in immediately available funds if SanVision (a) is not in material breach of any of its representations, warranties, covenants and agreements in the merger agreement, and (b) terminates the merger agreement because

         . the board of directors of SWWT does not recommend to its stockholders the approval of the proposals contemplated by the merger agreement, or withdraws, modifies or changes its approval or recommendation in a manner adverse to SanVision, or has resolved to do so,

         . the board of directors of SWWT or E-Newco has approved and/or recommended to the stockholders of SWWT or E-Newco any "acquisition proposal," or taken any other action in the exercise of its fiduciary duties or otherwise to facilitate a transaction with another person,

         . the stockholders of SWWT do not approve the proposed amendments at the special meeting, or the stockholder of E-Newco does not approve the merger, or

         . SWWT or E-Newco breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant.

Other Agreements (page 73)

         At or in connection with the closing of the merger,

         . Certain persons who will be major stockholders of SVT after the merger will enter into a stockholders agreement with SVT under which the stockholders will agree (a) not to sell or otherwise transfer their shares of SVT common stock except as permitted in the stockholders agreement, (b) to elect to the seven-member board of directors of SVT after the merger only persons designated by certain parties to the stockholders agreement, and (c) to require that certain SVT corporate matters be approved by one of two directors designated for election as provided in the stockholders agreement.

         . The parties to the stockholders agreement also will enter into a registration rights agreement with SVT, in which SVT will agree
              (a) to register under the Securities Act of 1933 the SVT shares held by the signing stockholders for possible resale by them from time to time and (b) to offer the stockholders the opportunity to include their SVT shares in other registration statements which SVT may file with respect to offerings of SVT securities by SVT or others.

         . Mr. Sethi will enter into an employment agreement with SVT effective as of the effective time of the merger. The agreement will terminate on the third anniversary of the effective time unless terminated earlier as set forth therein. The agreement provides for the employment of Mr. Sethi as SVT's CEO at an annual base salary of $500,000 plus applicable bonuses and employee benefits.

         The stockholders agreement is Appendix D attached to this proxy statement, and the registration rights agreements is Appendix E attached to this proxy statement.

                       Summary Pro Forma Financial Data

         The following unaudited pro forma selected financial data presents the combined results for SWWT and SanVision to reflect the business combination. The business combination will be accounted for as a recapitalization of SanVision and the issuance of shares by SanVision for cash discussed under "The Merger - Accounting Treatment" on page 52. This financial data should be read in conjunction with the historical financial statements of SWWT and SanVision and the pro forma condensed combined balance sheet and statements of operations contained elsewhere herein.

                                                                        Six months ended          Year ended
                                                                          June 30, 2001        December 31, 2000
                                                                        ----------------       -----------------
   Pro forma net income................................                    $  995,366          $       1,353,242
   Pro forma basic earnings per share..................                         $0.02                      $0.03
   Pro forma diluted earnings per share................                         $0.02                      $0.03
   Pro forma basic weighted average
       shares outstanding..............................                    41,004,284                 41,004,284
   Pro forma diluted weighted average
       shares outstanding..............................                    41,050,522                 41,099,463

                                                                         June 30, 2001
                                                                         -------------
   Book value per share:
   SWWT historical basis...............................                    $    (1.46)
   SanVision historical basis..........................                          0.16
   Pro forma basis.....................................                          0.14

                                 Risk Factors

         You should carefully consider the risks described below and the other information included in this proxy statement. If any of these risks actually occur, SWWT's business, results of operations and financial condition could be materially adversely affected, the trading prices of SWWT's common stock could decline, and you could lose all or part of your investment. The risks described under the header "Risk Factors Related to SanVision's Business" may also apply to SVT as the surviving company following consummation of the merger. See also "Special Note Regarding Forward-Looking Statements."

                      Risk Factors Relating to the Merger


Potential public sales of a significant number of shares of SVT common stock could reduce the market price of SVT common stock.

         If stockholders of SVT sell substantial amounts of their shares of common stock in the public market following the merger, then the market price of SVT's common stock could fall. Restrictions under the securities laws and the stockholders agreement that certain stockholders will enter into concurrently with the closing of the merger (see "other Agreements - Stockholders Agreement") will limit the number of share of SVT's common stock that will be available for sale in the public market. In connection with the merger, under the terms of the stockholders agreement, the holders of in excess of 39,000,000 shares (calculated on a post-split basis), or approximately 95% of the outstanding common stock of SVT after the merger, will agree to certain restrictions on transfer of their shares until the earlier of a qualified public offering or April 31, 2003.

         Following the completion of the merger, SVT intends to file a registration statement to register approximately 40,500,000 shares of its common stock within ninety days following the closing of the merger (see "Other Agreements - Registration Rights Agreement"). Until such registration statement becomes effective, shares issued in the merger will be restricted under the securities laws. Upon such registration statement being declared effective, the shares so registered will be eligible for resale in the public market without restriction, subject to the contractual restriction set forth in the stockholders agreement. Such sales could adversely affect the price of SVT's common stock.

A majority of outstanding shares will be held by one individual.

         Following the consummation of the merger, Sanjay Sethi, founder of SanVision and Chief Executive Officer of SVT following the merger, will own either directly or through his affiliates approximately 62.5% of the outstanding shares of SVT common stock. As a result, but subject to certain limitations provided for in the stockholders agreement (see "Other Agreements -- Stockholders Agreement"), he will exercise significant influence over such matters as amendments to SVT's charter and fundamental corporate transactions such as mergers, asset sales and the sale of SVT. In addition, he will be able to influence the direction of SVT's business and the election of members to the board of directors.

The completion of the merger is conditioned on a $1.5 million minimum cash balance of SWWT, which condition may not be satisfied.

         The obligation of SanVision to effect the merger is subject to the condition that it be reasonably satisfied that immediately after the effective time of the merger, SVT will have approximately $1,500,000 in cash on its balance sheet, net of certain liabilities. SWWT may be required to raise additional capital prior to the closing of the merger to satisfy this condition, but may not be successful in obtaining sufficient additional funds on terms that it considers acceptable, or at all. If this condition is waived by SanVision, the post-merger SVT may have weaker financial resources, poorer business prospects or greater potential liabilities than if the condition were satisfied.

Prior to the effective time of the merger, SanVision may withdraw up to $4 million in retained earnings, which withdrawals would reduce SVT's cash position.

         Prior to or in connection with the merger, SanVision may establish a discretionary spending cash account of up to $4 million, which cash may be disbursed, at the discretion of the SanVision directors, for acquisition, compensation and distribution purposes. Any disbursements from this account would reduce SVT's cash position and could weaken SVT's financial resources.

Even if the merger is completed, the common stockholders' rescission of their election to redeem the series B preferred stock, or SWWT's exemption from the Investment Company Act, could be subject to challenge.

         The merger is subject to several closing conditions, including the rescission by a majority of the holders of SWWT common stock of their election to redeem the series B preferred stock. We cannot assure you that, even if the rescission of the redemption is satisfied before the consummation of the merger, it will not be subject to challenge. Any redemption of the series B preferred stock would likely cause SWWT's cash and cash equivalent balance to be insufficient to cover its obligations, which would have a material adverse effect on SWWT's business, financial condition and results of operations.

         The merger is also conditioned on receipt by SWWT and SanVision of an opinion from counsel that SWWT is exempt from registration under the Investment Company Act. No assurances can be given that, even with the receipt of such opinion, a challenge of the exemption will not be raised and rescission rights sought.

SWWT's certificate of incorporation and bylaws could make it difficult for a third party to acquire SWWT.

         SWWT's certificate of incorporation and bylaws could have the effect of delaying, deferring or preventing an acquisition of SWWT. For example, SWWT's certificate of incorporation and bylaws provide for a board divided into three classes, each having a staggered three-year term, and certain amendments to SWWT's certificate of incorporation and by-laws require 80% approval by the SWWT stockholders. These provisions could make it more difficult for a third party to remove or replace SVT's post-merger management or to acquire SVT.

SVT common stock may not have an active trading market after the merger, so that it may be difficult for you to resell shares when you want.

         Trading in the shares of SWWT's common stock has been sporadic and in small volumes since its initial public offering in January 1994. SWWT's common stock has been trading in the over-the-counter market since May 1997. Even if the merger is completed, an active trading market in the SVT common stock may not develop. We cannot predict that an established public trading market will develop or be sustained.

No dividends will be paid in the foreseeable future.

         In May 2000, in connection with the merger of ENWC, Inc., a wholly owned subsidiary of SWWT, with and into E-Newco, Inc., SWWT paid a one-time cash dividend to its pre-merger stockholders totaling $740,635. Following the proposed merger with SanVision, SVT does not anticipate paying cash dividends for the foreseeable future. SVT intends to reinvest any funds that might otherwise be available for the payment of dividends in further development of SVT's business following the merger.

The price of SVT's securities may fluctuate.

         The market price of SVT's shares is likely to be highly volatile as the stock market in general, and the market for technology companies in particular, have been highly volatile. Stockholders may have difficulty selling their SVT common stock following periods of volatility because of the market's adverse reaction to such volatility.

         Factors which could cause such volatility may include, among others:

         .    the slowdown in the U.S. economy and its negative impact on information technology related industries in particular;
         .    conditions or trends in information technology related industries;
         .    changes in the market valuations of other information technology companies;
         .    actual or anticipated variations in quarterly operating results;
         .    announcements of technological innovations;
         .    capital commitments and expenditures;
         .    departures of key employees; and
         .    announcements by SVT or its competitors of strategic alliances, joint ventures and significant acquisitions.

If the merger is completed, the affiliates of SWWT prior to the merger may not be eligible to sell their shares of SVT after the merger under Rule 144 of the Securities Act of 1933, as amended.

          Pursuant to a Securities and Exchange Commission interpretation, the affiliates of a public shell company, such as SWWT, prior to a merger with an operating company may not be eligible to sell shares of the public shell company after the merger under Rule 144 of the Act. Thus affiliates of SWWT prior to the merger with SanVision may only be able to sell their shares of SVT after the merger pursuant to an effective registration statement. SWWT will enter into a registration rights agreement with its affiliates, among other stockholders, to register their shares of SVT after the merger. SVT will use its best efforts to file a registration statement covering those shares within 90 days after the merger, however, affiliates of SVT will not be able to sell their shares until the registration statement is declared effective by the SEC which could take significantly more time.

                Risk Factors If Merger Fails To Be Consummated

Failure to complete the merger could harm SWWT's stock price and its future business and operations and could compel SWWT to redeem its outstanding shares of series B preferred stock and become subject to regulation under the Investment Company Act of 1940.

         The merger is subject to several closing conditions, and we cannot assure you that any one condition will be satisfied or that the merger will be successfully completed. If the merger is not successfully completed, SWWT may be subject to a number of material risks, including the following:

         . SWWT may be required to redeem all outstanding shares of its series B preferred stock if a majority of SWWT's common stockholders do not rescind their election to redeem the series B preferred stock, subject to compliance with Delaware law. See "Business of SWWT - Redemption of Series B Preferred Stock." Any redemption of the series B preferred stock would likely cause SWWT's cash and cash equivalent balance to be insufficient to cover its obligations. In such event, SWWT will be required to seek additional capital to finance its operations, which financing could include bank borrowings or the issuance of equity or debt securities. SWWT may not be successful in obtaining sufficient additional funds on terms that it considers acceptable, or at all, resulting in a material adverse effect on SWWT's business, financial condition and results of operations.

         . SWWT may lose its exemption from registration under the Investment Company Act of 1940 if the merger is not consummated because SWWT may be deemed to be engaged in the business of investing, holding or trading in investment securities beyond a transitional period. If SWWT is unable to divest itself of such securities or is unable to satisfy another available exemption under the Investment Company Act, SWWT would be required to register as an investment company and would incur significant registration and compliance costs. Such registration would also subject SWWT to extensive regulation and significant operational constraints.

         . SWWT may be required to pay SanVision a termination fee of $500,000;

         . the trading price of SWWT common stock may decline if the current market price reflects a market assumption that the merger will be completed; and

         . SWWT must pay costs related to the proposed merger, such as legal and accounting fees, whether or not the merger is completed.

         Many of these factors are beyond SWWT's control and may materially adversely affect the market price of SWWT's common stock, regardless of SWWT's future operating results.

         Additionally, if the merger is not completed and SWWT's board of directors determines to seek another merger or business combination, it may not be able to find a prospect on terms favorable to SWWT, or at all.


                 Risk Factors Related to SanVision's Business


If SanVision loses any of its larger clients or if they significantly reduce the amount of work they give to SanVision, its revenue and operating income would be materially adversely affected.

         SanVision currently has a limited number of clients with high concentration among its top five clients. During the first six months of 2001, the top 5 clients were AIG, CSC/JP Morgan, Cablevision, JP Morgan Chase and Merrill Lynch, accounting for approximately 50%, 25%, 8%, 5% and 4% of SanVision's revenue, respectively. However, for the most recent month, July 2001, the top five clients were CSC/JP Morgan, AIG, JP Morgan Chase, Cablevision and Citigroup, accounting for approximately 37 %, 30%, 8%, 5% and 5% of SanVision's revenue, respectively. SanVision expects that a small number of clients will continue to account for a substantial portion of its revenue for the foreseeable future. As a result, if SanVision were to lose one or more of its larger clients or have any of its largest clients significantly reduce their volume of business with SanVision or cancel or defer any significant projects contracted with SanVision, either because a project ends or because work is moved by the client either in-house or to one of SanVision's competitors, SanVision's business, results of operations and financial condition would be materially adversely affected.


SanVision's inability to recruit and/or retain highly qualified information technology professionals would hinder SanVision's ability to grow and serve its clients.

         There is global competition, particularly in the United States and India, for information technology professionals with the skills necessary to perform the services offered by SanVision. This competition has resulted in rising labor costs. SanVision believes that it will need to expand its information technology professional workforce, especially in the high-end, including its number of executive consultants, project managers, and technical leads for its e-business and other services, if there is significant business growth in the future. SanVision may not be able to hire and retain an adequate number of such highly qualified personnel, or be able to do so in a cost-effective manner. Any inability to hire and retain additional qualified personnel would impair its ability to bid for or obtain new projects and to continue to expand its business. In addition, we cannot assure you that SanVision will be able to integrate and manage new information technology professionals effectively.

         Any increase in SanVision's attrition rates, particularly with respect to executive consultants who are experienced project managers and software engineers, would adversely affect SanVision's business, results of operations and financial condition. The competition among information technology companies means that such skilled personnel are frequently being recruited by other companies offering attractive compensation packages, especially by SanVision's larger and better capitalized competitors. In addition, several of SanVision's client contracts permit its clients to hire its information technology professionals as full time employees without penalty. SanVision may not be successful in recruiting and retaining a sufficient number of information technology professionals with the requisite skills to replace those professionals who leave, and its former employees may compete with it in the future. Further, SanVision may not be able to redeploy and retrain its professionals to keep pace with continuing changes in information technology, evolving standards and changing client preferences. SanVision's failure to attract and retain skilled personnel to the extent required would have a material adverse effect on its business, results of operations and financial condition.


If SanVision's clients outsource projects off-shore, SanVision may lose significant new business to larger foreign competitors.

         Industries in which SanVision has focused its sales and marketing efforts, including financial services, insurance, media and telecommunications industries, have begun to outsource projects off-shore, most notably to India, and SanVision believes that this trend will continue for a number of years due to the recent slowdown in the U.S. economy and resultant pressure on the IT services budgets. SanVision plans to compete for off-shore business in the foreseeable future by strengthening its development center in India, and/or acquiring other local development capacity in India through strategic alliances or acquisition of one or more Indian companies. However, SanVision may not succeed in competing against much larger and well capitalized Indian companies like Infosys Technologies Ltd., Wipro Ltd., Satyam Computer Services Ltd., HCL Technologies Ltd. or Tata Consultancy Services Ltd., who already enjoy well established reputation for off-shore business with major U.S. companies. SanVision, which is much smaller and a U.S. domiciled company, lacks such credibility, track record and reputation for off shore development in India and, therefore, SanVision may potentially lose significant new application development business off-shore to major Indian competitors.


If SanVision is unable to manage its growth, its business would be disrupted.

         SanVision has experienced significant growth over the last few years. Its revenue increased approximately 75% in 2000 as compared to 1999, 222% in 1999 as compared to 1998, and 238% in 1998 as compared to 1997. As SanVision has so far grown without any significant expenditure on sales, marketing and administrative overhead, its growth has placed, and will continue to place, significant demands on its management and operational resources, particularly with respect to:

         . recruiting and retaining skilled technical, marketing and management personnel in an environment where there is global competition for highly skilled personnel;

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

         .    managing a larger, more complex international organization;

         . expanding its facilities and other infrastructure in a timely manner to accommodate a significantly larger workforce;

         . maintaining high employee utilization rates, which is important to cover its fixed costs;

         .    expanding its sales and marketing efforts;

         . providing adequate training and supervision to maintain its high quality standards;

         . strengthening its financial and management controls in a manner appropriate for a larger enterprise; and

         .    preserving its culture, values and entrepreneurial environment.

         In order to manage its growth effectively, SanVision must concurrently develop more sophisticated operational systems, procedures and controls. If it fails to develop these systems, procedures and controls on a timely basis, its business, results of operations and financial condition would be materially adversely affected.

SanVision's quarterly operating results are subject to fluctuations and if it fails to meet the expectations of securities analysts or investors in any quarter, its share price could decline significantly.

         SanVision's quarterly operating results have historically fluctuated and may fluctuate significantly in the future. Accordingly, its operating results in a particular period are difficult to predict and may not meet the expectations of securities analysts or investors. If this were to occur, the share price of its equity shares is likely to decline significantly. Factors that may cause its operating results to fluctuate include many of the risk factors discussed elsewhere in this proxy statement, and also include:

         . the slowdown in the U.S. economy and its negative impact on the IT services budgets of SanVision's current and potential clients that may delay, postpone or permanently cancel projects;

         . the impact of the World Trade Center destruction on SanVision's client base;

         . the number, size, scope, timing, duration and profitability of its projects due to the long and unpredictable sales cycle of its services;

         . the fixed nature of a significant proportion of its operating expenses, particularly personnel and facilities;

         . the effect of seasonal expenditures on information technology solutions by its clients;

         . the effect of seasonal hiring and training patterns, employee utilization rates and the time required to train and productively engage new employees;

         .    changes in its pricing policies or those of its competitors; and

         . other unanticipated project terminations, delays or deferrals or client initiated reduction in pricing.

         Accordingly, SanVision believes that quarter-to-quarter comparisons of its results of operations are not necessarily meaningful. You should not rely on the results of any one quarter as an indication of SanVision's future performance.

SanVision generates significant accounts receivable which could adversely affect its business, operating results and financial condition.

         SanVision generates significant accounts receivable in connection with providing information technology services to its customers. Its accounts receivable increased from approximately $4.2 million on December 31, 1999 to approximately $7.2 million on December 31, 2000. Its accounts receivable as a percentage of revenue were approximately 18%, 28% and 27% as of December 31, 1998, 1999 and 2000, respectively. Recently the percentage of accounts receivable that are past due and outstanding over 90 days have increased significantly, primarily due to one large customer. Although SanVision sends monthly invoices and the payments are due within 30 days of receipt, several major customers of SanVision often delay payments for 60 days or more. Delayed payments reduce our ability to borrow funds since under the loan agreement between SanVision and a finance company for a $3 million revolving credit facility, any invoice outstanding more than 90 days is ineligible for borrowing against such credit line. Additionally, two major customers route all billing only through their national vendors, which introduces another element of credit risk and collection delay. Although SanVision has not yet suffered any credit loss on account of these national vendors and there is no significant billing dispute with any of SanVision's customers, if one or more of its major customers refused to, or were to become insolvent or otherwise unable to, pay for the services provided by SanVision, its business, operating results and financial condition would be adversely affected.

SanVision faces intense competition which could cause its revenue and margins to suffer.

         The market for SanVision's information technology services is rapidly evolving and highly competitive. SanVision expects that competition will continue to intensify and the pressure on margins will worsen due to significant reduction of IT budgets of the U.S. companies caused by the slow down of the economy. SanVision faces stiff competition from both U.S. and foreign companies established in India and elsewhere from a number of competitors, many of them are significantly larger and better capitalized than SanVision, including:

         . Major Indian information technology services companies, such as HCL Technologies, Infosys Technologies Ltd., Satyam Computer Services Limited, Tata Consultancy Services and Wipro Limited, all of whom have significant off-shore capabilities and are well established in the U.S.;

         . U.S. information technology services companies with off-shore capabilities, such as Cognizant Technology Solutions Corp., Complete Business Solutions Inc. and iGate Capital Corporation;

         . Internet professional services and systems integration firms, such as Cambridge Technology Partners Inc., Viant Inc., Scient Inc., Proxicom Inc. and Sapient Corp.;

         . Large international accounting firms and their consulting affiliates, such as Accenture LLP, KPMG, Deloitte and Touche LLP and PricewaterhouseCoopers LLP;

         . Outsourcing firms, such as Computer Sciences Corp., Electronic Data Systems Corp., International Business Machines Corp. and Perot Systems Corp.; and

         .    In-house information technology departments.

         Many of SanVision's competitors have longer operating histories and client relationships, greater financial, technical, marketing and public relations resources, larger client bases and greater name recognition than it has. Some of these competitors currently provide a broader range of services than it provides. SanVision's failure to compete effectively would have a material adverse effect on its business, results of operations and financial condition.

The barriers to enter SanVision's business are low and new competitors could cause its revenue and margins to decline.

         There are relatively low barriers to entry into SanVision's business. SanVision does not own any technologies that preclude or inhibit competitors from entering its markets. Further, many U.S. companies have already established off-shore locations in India, either independently or through joint ventures with Indian companies. Therefore, in addition to local U.S. competitors, there are no significant barriers to preclude or inhibit Indian companies from expanding their off-shore technology professional service operations to U.S. customers, or other foreign companies from establishing similar operations in the U.S. competing with SanVision. SanVision's competitors may independently develop and patent or copyright technologies, methodology or processes that are superior or substantially similar to SanVision's technologies. The costs to develop and provide information technology professional services are relative low. Therefore, SanVision expects to continue to face additional competition from new entrants into its markets, which could materially adversely affect its business.

If SanVision cannot keep pace with rapidly changing technology, industry standards and client preferences, it will lose business.

         SanVision's market and the enabling technologies used by its clients are characterized by rapid technological change. Failure to respond successfully to these technological developments, or to respond in a timely or cost-effective way, will result in serious harm to its business and operating results. SanVision's success will depend, in part, on its ability to offer services that keep pace with continuing changes in technology, evolving industry standards and changing client preferences. In addition, it must hire, train and retain technologically knowledgeable professionals so they can fulfill the increasingly sophisticated and changing needs of its clients. Most of SanVision's revenue is currently derived from services based on the "new" distributed technology architecture that often uses Internet based networks, where the U.S. computing environment has migrated from the "old" technology based mainframe systems. There has been debate in the marketplace regarding the future trends of technology and architecture, which are impossible to predict. If SanVision does not keep pace with the changing technologies and standards in terms of employee skill base and marketing efforts, its business, results of operation and financial condition would be materially adversely affected.

SanVision's e-business application development services require skills and strategies different from its managed services business, and if SanVision fails to acquire and develop these skills, SanVision would lose opportunities to grow its business.

         Many e-business projects, particularly Internet projects as opposed to intranet projects, require skills including understanding and building software architecture to automate business processes and to make a client's website user-friendly and attractive. Many of these skills are different from the skills SanVision has developed in connection with its business of furnishing managed systems administration services. Also, SanVision's e-business projects require it to interact with a broad set of decision makers, including marketing and consulting departments, within its clients. Historically, SanVision has mostly dealt with information technology departments. SanVision's lack of relationships with these new decision makers may adversely affect its ability to develop e-business projects. If SanVision is unable to further develop or acquire these skills or establish its relationships on a timely basis, its e-business services may not be successful and its business, results of operations and financial condition would be adversely affected. Also, if the U.S. demand for e-business services declines further, SanVision may lose opportunities to grow the application development business profitably since it does not enjoy the same reputation and brand name recognition as some of its larger competitors.

If the Internet does not continue to develop, SanVision's business would be adversely affected because it intends to expand its e-business and e-CRM services.

         Business technology is still developing and changing rapidly and the competition for e-business projects has grown much more intensive due to increase in the number of providers of such services, coupled with the recent slow down of the demand for such services. The resulting competition has put enormous pressure on the gross margin derived from such business.

         SanVision's future success is dependent upon continued growth in the use of the Internet based networks. The adoption of the Internet for commerce and communications, particularly by those individuals and companies that have historically relied upon alternative means of commerce and communication, generally requires the understanding and acceptance of a new way of conducting business and exchanging information. In particular, companies that have already invested substantial resources in other means of conducting commerce and exchanging information may be particularly reluctant or slow to adopt a new, Internet-based strategy that may make some of their existing personnel and infrastructure obsolete. To the extent that businesses do not consider the Internet a viable commercial medium, SanVision's client base for Internet related work may not grow. Also, although SanVision currently focuses on business-to-business (B2B) systems, its business may be indirectly impacted if the number of individual users on the Internet does not increase or if commerce over the Internet does not become more accepted and widespread. The use and acceptance of the Internet may not increase for a number of reasons, including:

         .    actual or perceived lack of security of information;

         .    high cost or lack of availability of access;

         .    congestion of traffic or other usage delays on the Internet;

         . inconsistent quality of service or the lack of availability of cost-effective, high-speed service;

         .    governmental regulation;

         .    uncertainty regarding intellectual property ownership; and

         .    possible power outages or other damage to the Internet.

         Published reports have also indicated that capacity constraints caused by growth in the use of the Internet may impede further development of the Internet to the extent that users experience delays, transmission errors and other difficulties. If the necessary infrastructure, products, services or facilities are not developed, or if the Internet does not become a viable and widespread commercial medium, SanVision's business, results of operations and financial condition would be materially adversely affected.

SanVision's revenues are difficult to predict and can vary significantly from quarter to quarter, which adversely affects its ability to manage its business in accordance with its operating budgets.

         SanVision derives a portion of its revenue from fees for services generated on a project-by-project basis. These projects may vary in size, scope and duration. A single person may work for a few weeks on a project or over ten employees may work together on a project for two years. A client that accounts for a significant portion of SanVision's revenue in a particular period may not account for a similar portion of its revenue in future periods. A client may or may not engage SanVision for further services once a project is completed. In addition, as discussed below, clients may cancel contracts or defer projects at any time for a number of different reasons. As a result, some of SanVision's revenues are not recurring from period to period, which makes them more difficult to predict.

SanVision's clients may terminate projects before completion or choose not to renew contracts, which could adversely affect its results of operations.

         Any failure to meet a client's expectations could result in a cancellation or non-renewal of a contract. SanVision's service contracts with clients are generally for six months or one year duration, but may be terminated by its clients with or without cause, with little or no advance notice and without penalty. Additionally, some of its contracts with clients typically contain clauses that permit the client to hire any SanVision consultant in a permanent position on their own payroll, thus depriving SanVision of the future revenue stream on that consultant. There are also a number of factors other than its performance which are not within SanVision's control that could cause the client not to continue the project, or engage another vendor to take over the project. For example, SanVision's clients may demand price reductions, change their outsourcing strategy by moving more work in-house or off-shore, or replace their existing software with packaged software supported by licensors, any of which would adversely affect SanVision's business, results of operation and financial condition.

SanVision's managed services outsourcing business offering is not as comprehensive as that of its major competitors, which can limit its growth opportunity in that business.

         Major outsourcing vendors, such as IBM, EDS, and CSC, offer comprehensive managed services to their clients, including providing, hosting or co-locating hardware like servers and routers etc. SanVision is unable to do so as it is a very capital intensive proposition. SanVision offers such services for potential clients through strategic partners like Globix Inc. who are set up to host and co-locate client hardware. This factor may limit the growth of SanVision in this business.

A portion of SanVision's business is subject to fixed-price, fixed-time frame contracts, which could increase in the future, or prove to be unprofitable.

         For the six months ended June 30, 2001, approximately 6% of SanVision's revenue was derived from contracts on a fixed-price, fixed time-frame basis, rather than on a time-and-materials basis. However, SanVision may face an increase in the volume of fixed price contracts on projects in the future as increasing competition for information technology services may result in SanVision's clients being able to demand that more of its services be provided on a fixed-price basis with the vendors absorbing the cost overrun risk. Although SanVision is capable of using specified software engineering processes and its past project experience to manage and reduce the risks associated with estimating, planning and performing fixed-price projects, SanVision bears the risk of cost overruns, completion delays and wage inflation in connection with these projects. SanVision's business, results of operations and financial condition would suffer if, with respect to a fixed-price project, SanVision fails to:

         . estimate accurately and conservatively the resources and time required or the future rates of wage inflation;

         . manage client initiated changes in scope, time table or deliverables through the project; or

         . complete its contractual obligations within the time frame committed.

SanVision depends on senior management and other key personnel for its future success and it has limited protection if they leave.

         SanVision's success depends significantly upon the contributions of members of its board of directors, key advisors, executive consultants, senior management and other key personnel, including Sanjay Sethi, its founder CEO and the majority shareholder, and Amit Sarkar, its CFO. The employment agreement SanVision has with Mr. Sethi does not restrict him from leaving SanVision, or competing against SanVision one year after his departure. The loss of such key persons could have a material adverse effect on SanVision's business, results of operations and financial condition.

The global nature of SanVision's operations could strain its management resources.

         Although SanVision currently derives substantially all its revenue from the New York metropolitan area and vicinity, it has a software development facility and training center in New Delhi and also recruits software engineers from India, Sri Lanka, Russia, Eastern Europe, Canada and Israel. In addition, SanVision's business plan includes building substantial off-shore development capacity in India and marketing and selling its services all over the U.S. and Western Europe. This geographic dispersion would require significant management resources that SanVision's more locally-based competitors do not need to devote to their operations, and the development of new infrastructure could have a material adverse effect on SanVision's business, results of operations and financial condition.

         In addition, SanVision's lack of experience with facilities outside the United States subjects it to further risk with regard to:

         . foreign regulation, including restrictions against the repatriation of earnings, acquisitions, export requirements and restrictions, and multiple and possibly overlapping tax structures; and

         . overseas facilities management, including difficulties relating to administering the business globally and managing foreign operations and currency exchange rate fluctuations.

         If SanVision fails to manage its geographically dispersed organization, its business, results of operations and financial condition may be materially adversely affected.

SanVision's technology may be subject to infringement claims by third parties or clients, which could adversely affect its business and results of operations.

         Substantial litigation regarding intellectual property rights exists in the software industry. SanVision licenses software from, and develops software applications for, various third parties. Although SanVision believes that its services do not infringe upon the intellectual property rights of third parties, SanVision cannot assure you that such a claim will not be asserted against it in the future by third parties from whom it has licensed software or by other third parties who allege misappropriation of their products and processes. SanVision expects that the risk of infringement claims against it and its clients will increase if more of its competitors are able to obtain patents for software products and processes.

         Further, a portion of SanVision's business involves the development of software for clients. Ownership of client-specific software is generally retained by the client. SanVision cannot assure you that its clients or assignees will not assert intellectual property claims against it and that disputes will not arise that will affect its ability to resell or reuse these applications. SanVision typically indemnifies its clients against third party intellectual property claims for the services performed. Assertion of claims against SanVision or its clients could result in litigation, and SanVision may not prevail in the litigation or be able to obtain a license for the use of any infringed intellectual property from a third party on commercially reasonable terms. Any of these claims, regardless of their outcome, could harm SanVision's reputation, damage its relationships with clients, result in substantial costs to SanVision or divert management's attention from its operations and could adversely affect its business, results of operations and financial condition.

SanVision does not insure against all potential losses and SanVision could be seriously harmed and its reputation damaged by unexpected liabilities.

         Many of SanVision's contracts involve projects that provide benefits to its clients' businesses that may be difficult to quantify. Any failure in a client's system could adversely affect SanVision's reputation and result in a claim for substantial damages against SanVision, regardless of its responsibility for such failure. Although SanVision generally attempts to limit its contractual liability for damages arising from negligent acts, errors, mistakes or omissions in rendering its services, SanVision cannot assure you that SanVision will be able to do so in all cases or that any limitations of liability set forth in its service contracts will be enforceable in all instances, or will otherwise protect it from liability for damages. In addition, its failure to meet client expectations or to deliver error free services may result in adverse publicity for it and damage to its reputation.

         SanVision maintains general liability insurance coverage, including coverage for errors or omissions. However, SanVision cannot assure you that:

         . its insurance coverage will be available in sufficient amounts to cover one or more significant claims that are successfully asserted against it;

         . SanVision's insurance coverage will continue to be available to it in the future on reasonable terms, including reasonable premium, deductible and co-insurance requirements; or

         . SanVision's insurer will not disclaim coverage as to any future claim.

         SanVision's business, results of operations and financial condition would be materially adversely affected if any of these developments were to occur.

         If the disruption caused in New York City downtown area by the terrorist activity on September 11, 2001 affects SanVision clients permanently, or if such activities recur, SanVision's business may be materially affected.

         As the majority of SanVision's employees work on projects at client locations in downtown Manhattan, many of which premises have been affected by the recent terrorist attack on the World Trade Center twin towers, SanVision is likely to lose some revenue for the days these clients could not be serviced. If the disruption becomes prolonged or recurring and such losses become very significant to SanVision, or if some of these clients decide to permanently move their operations elsewhere and replace SanVision with another vendor located in that geographic area, SanVision's business, results of operations and financial conditions will be materially adversely affected.

           Cautionary Statement Regarding Forward-Looking Statements

         This proxy statement contains forward-looking statements with respect to the financial condition, results of operations and business of each of SanVision and SWWT. You can find many of these statements by looking for words like "believes," "expects," "anticipates," "estimates" or similar expressions in this document or in documents incorporated by reference.

         These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include those described in "Risk Factors" above, as well as

         . a prolonged continuation or worsening of the recent economic slowdown and its impact on IT budgets;

         .    increasing competition;

         . SVT's inability to get fundings for any major geographic expansions or external growth;

         .    failure to expand across other industry verticals;

         .    loss of key personnel; and

         . loss of major existing clients or decrease of business volume with them.

         Because forward-looking statements are subject to risks and uncertainties, actual results of SanVision and SWWT may differ materially from those expressed or implied in this proxy statement. We caution you not to place undue reliance on these statements, which speak only as of the date of this proxy statement or the date of any document incorporated by reference in this proxy statement.

         All future written and oral forward-looking statements attributable to SanVision and SWWT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither SanVision nor SWWT undertakes any obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                              The Special Meeting

Date, Time and Place

         We are soliciting proxies on behalf of the board of directors of SWWT, Inc. for use at the special meeting of SWWT stockholders scheduled to be held on _______________, 2001, at 10:00 a.m., local time, at
_____________________________. The purpose of the meeting is to consider and to vote upon two proposals which are pre-conditions to the proposed combination of SWWT and SanVision:

         . a proposal to adopt amendments to SWWT's certificate of incorporation to (1) effect immediately before the combination a 1-for-2 reverse split of the common stock of SWWT, and (2) change SWWT's name to SVT Inc., all as set forth in a proposed certificate of amendment which is Appendix B to this proxy statement; and

         . a proposal to adopt amendments to the certificate of designations of the series B preferred stock of SWWT to, among other things,
              (1) effect immediately before the merger a change in the conversion ratio of the series B preferred stock into SWWT common stock (pre-reverse stock split) from approximately 1-to-100 to approximately 1-to-10, and (2) provide for the automatic conversion of the series B preferred stock into SWWT common stock immediately before the merger, all as set forth in a proposed certificate of amendment which is Appendix C to this proxy statement.

         SWWT's by-laws provide that only such business may be conducted at the special meeting as is specified above and in the attached notice of meeting.

         Even if SWWT's stockholders adopt the amendments, if the merger with SanVision does not occur, the amendments to SWWT's certificate of incorporation and the certificate of designations will not become effective.

The board of directors of SWWT has approved the merger agreement and the above proposals and recommends that the SWWT stockholders vote FOR the adoption of the above proposals.

Record Date; Vote Required

         Record Date. The SWWT board of directors has fixed the close of business on October 26, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the SWWT special meeting. On the record date, there were 3,122,254 shares of SWWT common stock and 757,778 shares of SWWT series B preferred stock issued and outstanding. You may vote at the SWWT special meeting only if you held SWWT common stock or series B preferred stock of record at the close of business on the record date. You are entitled to one vote for each share of common stock and 99.999158 votes for each share of series B preferred stock which you then owned.

         Quorum. The presence, in person or by proxy, of the holders of SWWT's common stock and series B preferred stock representing a majority of the votes which may be cast at the meeting will constitute a quorum for the transaction of business at the meeting.

         Vote Required. The adoption of the proposed amendments to SWWT's certificate of incorporation and the certificate of designations for the series B preferred stock requires the affirmative vote of a majority of the votes represented by all shares of SWWT common stock and series B preferred stock outstanding at the close of business on the record date, voting as a single class. That is, at least 39,449,709 votes out of a total of 78,899,416 votes will be required. Also, the proposed amendment to the certificate of designations for the series B preferred stock requires separately the affirmative vote of a majority of the 757,778 shares of series B preferred stock outstanding at the close of business on the record date.

         Abstentions and Broker Non-Votes. Brokers who hold shares of SWWT common stock in "street" name as nominees for customers who are the beneficial owners of such shares will not have authority to vote such shares on the proposed amendments unless the brokers receive specific voting instructions from such customers. Shares of SWWT common stock represented by proxies signed and returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists, even if such shares are not voted. Votes which are not cast by brokers because they received no instructions from one or more of their customers are known as "broker non-votes." Abstentions and broker non-votes will have the same effect as negative votes.

         Votes by Significant Stockholders. Members of the board and their affiliated entities, which hold common or preferred stock of SWWT representing in excess of 90% of the voting stock, have indicated their intent to vote all of their shares in favor of the adoption of the amendments to SWWT's certificate of incorporation and the certificate of designations.

Voting and Revocation of Proxies

         Record holders of SWWT common stock and series B preferred stock may submit proxies by completing and mailing the proxy card that accompanies this proxy statement. Shares of SWWT common stock and series B preferred stock represented by a proxy properly signed and received by SWWT at or before the SWWT special meeting will, unless subsequently revoked, be voted in accordance with the holder's instructions.

         To submit a written proxy by mail, a record holder of SWWT common stock or series B preferred stock should complete, sign, date and mail the proxy card provided with this proxy statement in accordance with the instructions set forth on the card. If a proxy card is signed and returned without indicating any voting instructions, shares represented by the proxy will be voted FOR adoption of the merger agreement and the two certificates of amendment.

         A beneficial owner of SWWT common stock whose shares are held of record in "street name" by a broker, bank, custodian or other nominee should follow the voting instructions received from the nominee.

         A record holder of SWWT common stock or series B preferred stock that signs and mails the enclosed proxy may revoke it any time before it is voted by giving written notice of revocation to SWWT, by delivering a later dated proxy to SWWT before the SWWT special meeting or by voting in person at the SWWT special meeting. However, your proxy will not be revoked if you simply attend the SWWT special meeting without voting. All written notices of revocation and other communications with respect to revocation by SWWT stockholders should be addressed to Walter A. Carozza, Vice President, SWWT, Inc., c/o East River Ventures II, L.P., 645 Madison Avenue, 22nd Floor, New York, New York 10022.

         An SWWT stockholder whose shares are held of record by a broker or other nominee must follow the nominee's instructions for revocation.

         The SWWT board of directors is not currently aware of any business to be acted upon at the special meeting other than as described in the attached notice of special meeting. SWWT's by-laws provide that only such business may be conducted at the special meeting as is specified in this notice. The persons appointed as proxies will have discretion to vote on adjournment of the SWWT special meeting. The adjournment may be for the purpose of soliciting additional proxies. However, shares represented by proxies voting against approval of the proposals will be voted against a proposal to adjourn the SWWT special meeting for the purpose of soliciting additional proxies.

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

Solicitation of Proxies

     SWWT will solicit proxies for the special meeting primarily by mail. However, if necessary to ensure satisfactory representation at the meeting, SWWT may also solicit proxies by telephone, telegraph, fax and personal interview by representatives of SWWT, none of whom will receive special compensation for such services. Also, we request brokerage houses, nominees, fiduciaries and other custodians holding SWWT common stock to forward soliciting materials to beneficial owners and will reimburse them for their reasonable expenses incurred in sending materials to beneficial owners.

SWWT stockholders should not send SWWT common stock and series B preferred stock certificates with their proxy cards. If the merger is completed, SWWT stockholders will be notified on how to exchange their stock certificates. See "Exchange of Stock Certificates."

   Ownership of SWWT Stock by Management and Major Stockholders

     The following table sets forth information with respect to the common stock and series B preferred stock of SWWT beneficially owned at the record date for the meeting by (a) the only persons that, to SWWT's knowledge, were the beneficial owners of more than 5% of its outstanding common stock or series B preferred stock, (b) each director and executive officer of SWWT, and (c) all directors and executive officers of SWWT as a group. Except where specifically noted in the table, all of the shares listed for a person or the group are directly held by such person or group members, with sole voting and dispositive power.

                                                    Common stock                     Series B preferred stock
                                             -------------------------        ---------------------------------------
                                                                                                        As-converted
                                              Number of       % of            Number of     % of        % of voting
       Name and address (1)                   shares (2)     class (2)          shares      class        power (3)
--------------------------------             ------------   ----------        ---------  ----------     -------------
PRINCIPAL STOCKHOLDERS:

    Jack Schneider                                   -              -           101,413        13.4%         12.9%
          c/o Allen & Co.
          711 5th Avenue, 9th Floor
          New York, NY 10022
    East River Ventures II, L.P.                     -              -           101,413        13.4%         12.9%
         645 Madison Avenue
         22nd Floor
         New York, NY 10022
    Anthony Scaramucci                               -              -           101,414 (4)    13.4%         12.9%
    Andrew Boszhardt, Jr.
    Oscar Capital Management LLC
         666 Fifth Avenue
         34/th/ Floor
         New York, NY 10103

                                                    Common stock                      Series B preferred stock
                                            --------------------------        ------------------------------------------
                                                                                                           As-converted
                                              Number of       % of            Number of        % of        % of voting
       Name and address (1)                   shares (2)     class (2)          shares         class        power (3)
--------------------------------            -------------   ----------        ---------     ----------     -------------
    Jonathan V. Diamond                              -              -           184,768 (5)    24.4%         23.4%
         1 West 67th Street
         New York, NY 10022

    Huizenga Investments Limited Partners            -              -            76,065        10.0%          9.6%
         450 E. Las Olas Blvd.
         15th Floor
         Fort Lauderdale, FL 33301

    Nassau Capital Partners                    697,500 (6)       21.8%                -           -             *
         22 Chambers Street
         Princeton, NJ 08542

    Equities Enterprises, Inc.                 609,150 (7)       19.1%                -           -             *
         645 Madison Avenue
         22nd Floor
         New York, NY 10016

    Highgate Capital LLC                       420,536 (8)       13.2%                -           -             *
         1311 Mamaroneck Ave.
         Suite 170
         White Plains, NY 10605

    DIRECTORS AND OFFICERS:

         Jonathan V. Diamond                         -              -           184,768 (5)    24.4%         23.4%
         Walter A. Carozza                    609, 150 (9)       19.1%          101,413 (10)   13.4%         13.6%
         Anthony Scaramucci                          0              -           101,414 (4)    13.4%         12.9%
         Peter Gilson                           75,584 (11)       2.1%                0           -             *
                                            ----------      ---------       -----------      ------        ------

    DIRECTORS AND OFFICERS                     684,734           21.2%          387,595        51.2%         49.9%
                                            ==========       =========      ============     =======       =======
    AS A GROUP (4 PERSONS)

___________________
*less than 1%

(1) Unless otherwise indicated, all shares are beneficially owned, and sole voting and investment power is held by, persons named above.

(2) For the purposes of these columns, holders of series B preferred stock are not deemed to be beneficial owners of the shares of common stock into which such shares of series B preferred stock are convertible.

(3) "As-converted" calculation represents shares of common stock and shares of series B preferred stock assuming the conversion of all shares of series B preferred stock into 75,777,162 shares of common stock. Without taking into consideration the proposed amendment to the certificate of designations of the series B preferred stock, each share of series B preferred stock is currently automatically convertible into shares of common stock upon receipt by SWWT of additional equity financing of at least $15 million. See "Proposal 2." Prior to such conversion, the holders of the series B preferred stock vote on an as-converted basis together with the holders of the common stock. For purposes of this column, holders of series B preferred stock are deemed to be beneficial owners of the common stock into which their shares are convertible.

(4) Includes 30,425 shares owned by Anthony Scaramucci, 30,425 shares owned by Andrew Boszhardt, Jr. and 40,564 shares owned by Oscar Capital Management LLC. Messrs. Scaramucci and Boszhardt are members of Oscar Capital Management LLC. Each of Messrs. Scaramucci and Boszhardt and Oscar Capital Management LLC disclaim beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(5) Includes 83,355 shares of restricted series B preferred stock which Mr. Diamond received on April 24, 2000 in exchange for 110 shares of restricted common stock he had purchased pursuant to an agreement with E-Newco, Inc. Mr. Diamond purchased such restricted shares of E-Newco common stock for $3,735.955 per share, paid with a promissory note, effective April 8, 2000. SWWT is negotiating the repurchase of the shares from Mr. Diamond, in exchange for the cancellation of the promissory note issued as payment for such shares, in connection with and prior to closing of the merger with SVT. See "Interests of Certain Persons in the Merger and Possible Conflicts of Interest."

(6) Includes 72,500 shares held by Randall A. Hack, a former director of SWWT, and 3,402 shares which represent Mr. Hack's interest in shares held directly or indirectly by NAS Partners I L.L.C., a limited liability company in which he is a member. 60,000 of Mr. Hack's shares are issuable upon exercise of a stock option granted to him at the time he served as a director of SWWT. Mr. Hack is one of four members of Nassau Capital L.L.C. which serves as the sole general partner of Nassau Capital Partners, L.P.

(7) Shares are held by Equities Holdings LLC, a wholly-owned subsidiary of Equities Enterprises, Inc.

(8) Includes 79,591 shares issuable upon exercise of a common stock purchase warrant.

(9) Represents 609,150 shares of common stock held of record by Equities Holdings LLC, a wholly-owned subsidiary of Equities Enterprises, Inc. Mr. Carozza is the President and a director of Equities Enterprises, Inc. He disclaims beneficial ownership of such shares except to the extent of and any pecuniary interest therein.

(10) Represents 101,413 shares of series B preferred stock held of record by East River Ventures II, L.P. Mr. Carozza is a limited partner in, and a manager of the general partner of, East River Ventures II, L.P.; and may be deemed to beneficially own shares of Series B common stock owned of record by East River Ventures II, L.P. by virtue of this relationship. Mr. Carozza disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(11) Includes 60,000 shares issuable upon exercise of a stock option granted to Mr. Gilson as a director.

                      Market Price and Dividend Information

     Trading in the shares of SWWT's common stock has been sporadic and in small volumes since SWWT's initial public offering in January 1994. The common stock has been trading in the over-the-counter market under the symbol "SWWT" since May 1997. SWWT cannot predict that an established public trading market will develop or be sustained. The following table sets forth for the calendar quarters indicated the range of high and low bid quotations for the common stock since January 1, 1999, as reported by dealers appearing as market makers on the OTC Bulletin Board. These quotations represent inter-dealer prices, without retail mark-up, mark-down or commissions and do not necessarily represent actual transactions:

                                                            SWWT
                                                        common stock
                                                     -------------------
                 Calendar quarter                      High        Low
       ------------------------------------          -------     -------
       1999
       First quarter                                 $0.2800     $0.2800
       Second quarter                                 1.6563      0.3750
       Third quarter                                  1.8750      1.3750
       Fourth quarter                                 1.8750      0.7813

       2000
       First quarter                                  6.7500      0.7813
       Second quarter                                 6.8750      2.7500
       Third quarter                                  4.8750      3.0000
       Fourth quarter                                 3.1250      0.6250

       2001
       First quarter                                  3.1563      0.7500
       Second quarter                                 2.5500      1.3750
       Third quarter                                  3.1500      1.5500

       The high and low bid prices for a share of SWWT common stock on October 26, 2001 were $______. The high and low bid prices for a share of SWWT common stock on July 24, 2001, the last trading day before public announcement of the merger, were $2.35 and $2.20, respectively.

       In May 2000, in connection with the merger of ENWC, Inc., a wholly-owned subsidiary of SWWT, with and into E-Newco, Inc., SWWT paid a one-time cash dividend to its pre-E-Newco merger stockholders aggregating $740,635. The dividend payment consisted of the cash on SWWT's balance sheet immediately prior to the consummation of the E-Newco merger, less expenses related to the merger and the settlement of certain claims. We do not anticipate that SVT will pay dividends in the foreseeable future, even if the merger is completed.

     As of October 26, 2001, there were 138 holders of record of SWWT common stock, as shown on the records of SWWT's transfer agent, and 16 holders of record of SWWT series B preferred stock.

                                  The Merger

     This discussion of the merger and the principal terms of the merger agreement is subject to, and qualified in its entirety by reference to, the Amended and Restated Agreement and Plan of Merger dated as of October 24, 2001, by and between SanVision, E-Newco and SWWT, which is attached to this proxy statement as Appendix A and incorporated herein by reference.

General

     We are furnishing this proxy statement to holders of SWWT common stock and series B preferred stock in connection with the solicitation of proxies by the board of directors of SWWT for use at a special meeting of stockholders, and at any adjournments, postponements, continuations or reschedulings of these meetings. At the meeting, the SWWT stockholders will be asked to consider and to vote upon proposals to adopt the amendments to SWWT's certificate of incorporation and the certificate of designations for SWWT's series B preferred stock, which amendments are conditions to effecting the merger under the merger agreement.

     The merger agreement provides for the merger of E-Newco, Inc., a Delaware corporation and a wholly-owned subsidiary of SWWT, with and into SanVision. At the effective time of the merger, the separate corporate existence of E-Newco will cease, and SanVision will remain as the surviving corporation in the merger and a wholly-owned subsidiary of SWWT. In the merger, each share of SanVision common stock will be converted into a right to receive one share of the common stock of SWWT. Each share of SWWT common stock issued and outstanding before the merger, after giving effect to the proposed one-for-two reverse stock split (Proposal 1 herein) will remain an issued and outstanding share of SWWT common stock after the merger, and each share of series B preferred stock, after giving effect to the reverse stock split and the change in the conversion ratio (Proposal 2 herein), will be converted into five shares of SWWT common stock immediately prior to the merger. In connection with the merger, SWWT will be renamed "SVT Inc."

     The merger will become effective when certificates of merger are filed with the Secretary of State of Delaware and the Secretary of State of New Jersey, or at a subsequent date or time that SanVision and SWWT agree on and specify in the certificates of merger. The merger is intended to qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, for federal income tax purposes.

     After the merger, outstanding shares of SWWT before the merger including shares issuable upon exercise or conversion of outstanding options and warrants will represent, after giving effect to the proposed one-for-two reverse stock split (Proposal 1 herein) and the change in the conversion ratio of shares of series B preferred stock (Proposal 2 herein), approximately 12.5% of the outstanding shares of SVT common stock, and outstanding shares of SanVision will represent approximately 87.5% of the outstanding shares of SVT common stock. SanVision will be merged with and into SVT as soon as practicable after the merger.

Background to the Merger

     As discussed under "Business of SWWT" elsewhere in this proxy statement, SWWT, formerly known as SweetWater, Inc., was originally formed in 1987 and manufactured and sold portable water filtration and purification devices. In February 1998, SWWT sold substantially all of its assets to Cascade Designs, Inc. Following the sale, SWWT had no further operating business, and pursued potential business combination transactions.

     In April 2000, SWWT entered into a business combination transaction with E-Newco, Inc. SWWT's business plan following the E-Newco merger was to fund early-stage Internet properties and to acquire existing companies focused on Internet-based media, music, entertainment and consumer applications. In furtherance of this plan, Walter A. Carozza and Jonathan V. Diamond, both directors of SWWT, initiated a search for acquisition candidates and investment opportunities. During the second and third quarters of 2000, SWWT purchased certain exchangeable promissory notes and warrants of SchoolNet, Inc., an application service provider to school districts, and made a cash advance to DigaFuel, Inc., an e-commerce solutions provider, in anticipation of an investment in DigaFuel.

     As discussed under "Business of SWWT" elsewhere in this proxy statement, as a part of the E-Newco merger, the stockholders of E-Newco received shares of series B preferred stock of SWWT convertible into approximately 95.5% of SWWT's common stock on a fully diluted basis. The terms of the merger gave the holders of SWWT common stock the right to cause the redemption of the outstanding series B preferred shares if SWWT did not raise additional equity financing of at least $15 million by October 2000. In November 2000, the board of directors was notified that the holders of a majority of SWWT's common stock exercised their right to cause SWWT to redeem the outstanding series B preferred shares.

     As a result of the changing market environment for the early-stage Internet industry, SWWT wrote down the carrying value of its SchoolNet investment and wrote off the balance of the DigaFuel cash advance. In December 2000, the board of directors determined that SWWT's current direction no longer appeared appropriate and decided to pursue business combination transactions with proven operating businesses.

     As a result of the shift in focus of SWWT's acquisition strategy away from Internet-based media, music, entertainment and consumer applications companies to proven operating businesses, the chairman of the board, president and chief executive officer of SWWT, Mr. Diamond, who had joined SWWT to help make acquisitions in the internet media industry, determined to resign. In January 2001, SWWT and Mr. Diamond began to discuss the terms of Mr. Diamond's departure from SWWT. Because of his intent to resign, Mr. Diamond did not actively participate in SWWT's acquisition opportunities during the ensuing time period.

     During the period from January 2001 through March 2001, SWWT's representatives under the direction of Mr. Carozza evaluated various potential businesses in diverse industries, but, with the exception of SanVision, did not deem any to be suitable acquisition targets.

     In evaluating each potential operating business, SWWT's representatives and the board considered all or a majority of the following factors (collectively, "acquisition criteria"):

     .    strength of the business model;

     . growth potential of the target business and the industry in which it operates;

     .    costs associated with effecting a merger;

     .    equity interest in the pro-forma combined company;

     .    financial strength as displayed by historical and projected margins;

     .    scalability of the business;

     . experience and skill of management team and availability of additional necessary personnel of the operating business to fill out the current management team;

     .    capital requirements of the operating business;

     .    competitive position of the operating business;

     . stage of development of the product, process or service of the operating business;

     . degree of current or potential market acceptance of the product, process or service of the operating business; and

     . proprietary features and degree of intellectual property or other protection of the product, process or service of the operating business.

     In early February 2001, a holder of SWWT's series B preferred stock, John
A. Schneider, telephoned Mr. Carozza about a privately-owned company, SanVision, which was brought to his attention through Vincent Wasik and his private equity firm MCG Global, LLC, as a possible merger candidate for SWWT. MCG Global had been conducting due diligence on SanVision since December 2000 and believed SanVision had significant prospects and growth potential. As a result of this initial conversation, Mr. Carozza initiated a meeting with Sanjay Sethi and Amit Sarkar, executive officers of SanVision, to better understand SanVision's operations. On February 15, 2001, a meeting was held at the offices of East River Ventures in New York City, at which Mr. Sethi and Mr. Sarkar presented a comprehensive review of SanVision to Mr. Carozza, select representatives of the SWWT preferred stockholders and representatives and employees of East River Ventures. Following the initial presentation, an investment team comprised of Mr. Carozza and representatives of the SWWT preferred stockholders determined that SanVision appeared to be a promising merger candidate worth further due diligence and consideration, and decided to notify the SWWT board of directors of SanVision's suitability as a potential merger candidate.

     Over the next few days, Mr. Carozza reported to the other SWWT board members about SanVision's business presentation. After reflecting upon Mr. Carozza's report, reviewing the above acquisition criteria and noting the absence of any other operating business as a potential merger partner or acquisition candidate for SWWT, these SWWT board members concluded that

Mr. Carozza should immediately proceed to conduct due diligence and explore the feasibility of a possible combination of SWWT and SanVision.

     On March 12, 2001, initial due diligence was conducted by a team of six representatives from East River Ventures and MCG Global. This six-person team continued to conduct business diligence on SanVision over the next four-week period, including on-site visits to the SanVision headquarters in New York City and reference checks on SanVision's founder, Mr. Sethi.

     During the week of March 26, 2001, Mr. Carozza held telephone discussions with the other members of the SWWT board, during the course of which Mr. Carozza informed such board members of the preliminary diligence results. It was determined that Mr. Carozza should explore in greater detail the potential of a merger between SWWT and SanVision.

     Several meetings and telephonic discussions were held during the next several weeks among Messrs. Carozza, Sethi, Sarkar and members of the investment team to explore the potential of a merger between the two parties. Following these discussions, Mr. Carozza, with assistance from SWWT's counsel, McDermott, Will & Emery, prepared and circulated a non-binding term sheet. SWWT was informed that SanVision believed certain terms of the proposed term sheet, including proposals regarding the governance of, and the allocation of equity in, the post-merger entity, were unacceptable, and the parties entered into negotiations that spanned several weeks.

     On May 7, 2001, Sidley, Austin, Brown & Wood LLP, SanVision's legal counsel, distributed a proposed merger agreement to SWWT and its counsel. In addition, the board sought the advice of legal counsel, Morris, Nichols, Arsht & Tunnell, regarding feasibility of revoking the redemption election under Delaware law and the advice of legal counsel, Paul Hastings Janofsky &Walker LLP, regarding SWWT's compliance with the Investment Company Act.

     On May 16, 2001, Mr. Carozza, certain East River Ventures professionals and SWWT's counsel met with Mr. Sarkar, with SanVision's counsel participating by telephone, to discuss the terms of the proposed merger and negotiate the terms of the merger agreement.

     On May 22, 2001, Sidley, Austin, SanVision's counsel, distributed a revised merger agreement to SWWT and its counsel. Several telephone discussions were held during the next several days among Messrs. Carozza, Sethi and members of the investment team in an effort to resolve the terms of the merger. Key issues included board composition, indemnification, investment company compliance and redemption obligations.

     On June 8, 2001, the parties determined that they could not agree on the composition of the board, and the form of a proposed issuance of SanVision shares to certain affiliates of SWWT, including certain holders of series B preferred stock, as compensation for services, and other matters, and by mutual agreement negotiations were suspended.

     In early June 2001, concerned that a merger with SanVision would not materialize, the board authorized Mr. Carozza to begin screening alternative operating businesses once again for potential merger and acquisition.

     During the week of June 25, 2001, Mr. Sethi called Mr. Carozza several times to reopen negotiations. On July 6, 2001, Mr. Sethi met with a representative of the investment team to revisit the terms of the proposed transaction and reached tentative agreement on key terms, including governance and the allocation of equity in the combined company.

     At this time the parties also discussed and agreed to an outright equity grant of SanVision restricted common stock to certain affiliates of SWWT, including certain holders of series B preferred stock, which grants would equal fifteen percent of SVT's common stock following the merger, in exchange for consulting services related to new business development and capital raising activities provided to SanVision and for services related to the merger with SWWT.

     On July 6, 2001, SanVision's counsel distributed a revised merger agreement to SWWT and its counsel. On July 9, 2001, SWWT's counsel conveyed comments on the merger agreement and related merger documents. Several telephone discussions were held during the next several days among Messrs. Carozza, Sethi and representatives of the SWWT preferred stockholders in an effort to negotiate the final terms of the merger.

     On July 18, 2001, the SWWT board convened a telephonic board meeting. All board members but Mr. Diamond were in attendance. At the meeting, the board discussed the final terms of the merger with SanVision, the equity allocation of the combined entity and the lack of other strong acquisition candidates, and voted to approve the merger, including the merger agreement. Both parties signed a definitive merger agreement on July 23, 2001, which they announced by a press release on July 25, 2001.

     In early October, the parties by mutual agreement discussed amending certain closing conditions, including those regarding the amount of cash required to be on SVT's balance sheet immediately following the effective date of the merger, the establishment by SanVision of a discretionary cash spending account of up to $4 million to be used for acquisition, compensation and distribution purposes, and structuring the merger as a reverse triangular merger. On October 12, 2001, SWWT's board of directors agreed to amend and restate the merger agreement, and on October 24, 2001 the parties executed the same.

Recommendation of, and Factors Considered by, SWWT's Board of Directors

     At the meetings of SWWT's board of directors on July 18, 2001 and October 12, 2001, the board voted to enter into the merger agreement. The board of directors concluded that the merger agreement and merger are advisable, fair to, and in the best interests of, SWWT and its stockholders. This decision is based upon, among other things, the board's conclusion that SanVision satisfied substantially all of the acquisition criteria described above under "-- Background of Merger."

     In its evaluation of the merger, the board of SWWT reviewed several factors, including:

        . historical information concerning SanVision's businesses, operations, financial condition, results of operations, technology, management, competitive positions, current customers, customer pipeline and prospects;

     . reports from SWWT's representatives as to the results of their due diligence investigations of SanVision;

     . the current and historical economic and market condition and business environment in the information technology services market catering to the financial services and insurance industries;

     . the percentage ownership of the combined company of SWWT's stockholders;

     .    the lack of other available prospective merger candidates; and

     . the potential risks that could be incurred by SWWT if it failed to complete a merger or other business transaction, including the possibility that it may be subject to the requirements of the Investment Company Act or be required to effect the redemption of the series B preferred stock.

     The SWWT board also identified and considered a number of potentially negative factors in its deliberations concerning the merger, including:

     . the uncertain current and prospective market environment for SanVision's products and services;

     . the need for SWWT to have $1,500,000 in cash on its balance sheet, net of certain liabilities, immediately following the closing of the merger;

     . the establishment, prior to or in connection with the merger, of a discretionary cash spending account of up to $4,000,000 to be disbursed, at the discretion of the SanVision directors, for acquisition, compensation and distribution purposes;

     .    the dilutive effect of the merger on SWWT's stockholders;

     . the risk that if the merger is not completed, SWWT would have incurred significant costs and further reduced its financial position;

     . the potential effect of the non-solicitation covenants and termination fee negotiated by SanVision in deterring other potential merger prospects for SWWT; and

     .    the other risks described under "Risk Factors" beginning on page 20.

     In addition, SWWT's board of directors considered the interest that certain affiliates and directors may have with respect to the merger in addition to their interests as SWWT stockholders. See "Interests of Certain Persons in the Merger and Possible Conflicts of Interests" that begins on page 50 of this proxy statement.

     The SWWT board determined that, on balance, the potential benefits to SWWT and its stockholders of the merger outweighed the risks associated with the merger.

         The discussion of the information and factors considered by SWWT's board is not intended to be exhaustive. In view of the number and wide variety of factors considered in connection with its evaluation of the merger, and the complexity of these matters, SWWT's board did not find it useful to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered. In addition, the SWWT board did not undertake to make any specific determination as to whether any particular factor was favorable or unfavorable to the board of directors' ultimate determination or assign any particular weight to any factor, but rather conducted an overall analysis of the factors described above, including thorough discussions with and questioning of SWWT's representatives. In considering the factors described above, individual members of the board of directors may have given different weight to different factors. SWWT's board of directors considered all these factors as a whole, and overall considered the factors to be favorable to, and to support, its determination.

         For the reasons set forth above, the SWWT board has determined that the merger is in the best interests of SWWT and the SWWT stockholders. Consequently, the SWWT board has approved and adopted the merger agreement and recommends that the SWWT stockholders vote FOR approval and adoption of the proposed amendments to SWWT's certificate of incorporation and the certificate of designations for the series B preferred stock.

No Fairness Opinion

         Because the terms of the merger were negotiated at arm's-length between the managements of SWWT and SanVision, and taking into consideration the time and expense that would be incurred in obtaining an investment banker's opinion on the fairness of the terms of the merger in light of SWWT's lack of an operating business, SWWT has not sought or obtained such an opinion. Accordingly, there can be no assurance that consummation of the merger will be fair from a financial point of view to the stockholders of SWWT.

SanVision's Reasons for the Merger

         SanVision has been growing rapidly since 1998 until the beginning of 2001. Due to an environment of significant decline in the IT services business, coupled with the slowdown of the U.S. economy, it was clear to the management of SanVision in early 2001 that a long-term strategy must be developed for continued growth in the future. The strategy adopted was to commence significant business development initiatives, to supplement the organic growth by rapid external growth through acquisition, and to develop the company's associations with reputable investors and other individuals. While growth by acquisition is possible due to the availability of roll-up candidates at a reasonable cost in the current environment, SanVision needs new capital, as well as a "currency" by way of a publicly traded stock, since no significant acquisitions could be completed from the cash flow from the operations, which are needed for working capital requirement. Due to the reduced interest in new listings of IT services companies of SanVision's size by means of an initial public offering, SanVision started examining the possibility of a reverse merger into an existing shell. The transaction contemplated herein was presented to SanVision as a package deal that would satisfy most of SanVision's objectives.

Post-Merger Management

         The following table sets forth information concerning the persons who will serve as directors and executive officers of SVT after the merger:

                  Name                     Age                               Position
                  ----                     ---                               --------
               Sanjay Sethi                40                 President,
                                                              Chairman of the Board,
                                                              Chief Executive Officer, Secretary
                                                              and Director

               Amit Sarkar                 50                 Chief Financial Officer and Director

               Walter A. Carozza           46                 Director

               Jack Kemp                   66                 Director

               Vincent A. Wasik            57                 Director

         Sanjay Sethi is the founder and CEO of SanVision Technology Inc. He initially founded the company in 1992 as a consulting company, which commenced operation in the current form in September 1997. Mr. Sethi is a software engineer by training and started his career in IBM. He later worked as a database architect in several Wall Street firms including Salomon Brothers, Smith Barney Shearson, Lehman Brothers and JP Morgan. He graduated from the University of Illinois with a Masters degree in Electrical Engineering and Computer Science.

         Amit Sarkar joined SanVision as Vice Chairman and CFO in January 2000. From 1995 through 1999 he was the CEO of JNA Capital, Inc. an investment banking company, which he founded, focusing on technology companies. Previously, he was a career investment banker in several executive positions in Citigroup. He had also worked at General Motors Corporate Treasury in its New York Central Office. He has an M.S. in Physics, an M.B.A. in Finance and International Business from New York University Stern Business School, and completed an Advanced Management Program at Harvard Business School.

         Walter A. Carozza has served as a director of SWWT since April 2000. He has been a managing member of M3 Partners LLC since 1993 and a manager of the general partner of East River Ventures II, L.P., a stockholder of SWWT, since 1997. He has served as a member of the board of directors and the co-President of Victory Ventures since 1996 and has been a member of the boards of directors of several portfolio companies, including IESI, iLife Systems, FIOC, and HCI. Since 2000, Mr. Carozza has also served as the President and a director of Equities Enterprises, Inc., another stockholder of SWWT, through its wholly owned subsidiary Equities Holdings, LLC.

         Jack Kemp is co-director of Empower America, a public policy and advocacy organization he co-founded in 1993 with William Bennett and Ambassador Jeane Kirkpatrick. From 1989 to 1992, Mr. Kemp served as Secretary of Housing and Urban Development. Mr. Kemp received the Republican Party's nomination for Vice President in August of 1996. In

1995, Jack Kemp served as chairman of the National Commission on Economic Growth and Tax Reform. Before his appointment to the Cabinet, Mr. Kemp represented the Buffalo area and western New York for 18 years in the United States House of Representatives from 1971-1989. He served for seven years in the Republican Leadership as Chairman of the House of Republican Conference. Before his election to Congress in 1970, Mr. Kemp played 13 years as a professional football quarterback. He co-founded the American Football League Players Association and was five times elected president of that Association. Since February 2000, Mr. Kemp has written a weekly syndicated newspaper column for the Copley News Service Nationwide. He serves as a member of the board of directors of various private sector and non-profit organizations, including Oracle Corporation, IDT Telecom, NFL Charities, Howard University and Habitat for Humanity.

         Vincent A. Wasik is a co-founder and a Principal of MCG Global, LLC, a Westport, CT private equity firm. Mr. Wasik served as a Board Member and Chairman of the Executive Committee of Carson, Inc. from August 1995 until the sale to L'Oreal in July 2000, a Board Member of Global Household Brands from April 1998 until the sale to WD-40 Company in April 2001 and is an Advisory Board Member of Mitchells/Richards, the largest upscale clothing retailer in Connecticut. Mr. Wasik is also Chairman of the Board of Directors of United Shipping and Technology (NASDAQ: USHP).

Interests of Certain Persons in the Merger and Possible Conflicts of Interest

         In considering the respective recommendations of the SWWT board of directors, SWWT stockholders should be aware that certain directors, executive officers and other affiliates of SWWT have interests in the merger that are or may be different from, or in addition to, the interests of SWWT's stockholders generally. The members of the SWWT board of directors knew about these additional interests, and considered them, when they approved the merger agreement.

         Consulting Services and Ownership of SanVision Common Stock by Certain SWWT Stockholders

         Mr. Walter Carozza, a director and vice president of SWWT, and certain holders of SWWT series B preferred stock have been retained to provide consulting services to SanVision related to capital raising and new business development and for services related to the merger with SWWT. As consideration for the consulting services, SanVision issued to these parties, directly or through their affiliates, restricted shares of SanVision stock, in an amount that will equal eight percent of the outstanding stock of SVT after the merger. Such restricted shares carry anti-dilution protection and are subject to forfeiture in the event the combination of SanVision and SWWT is not consummated.

         Agreements With Management

         Jonathan V. Diamond, the Chairman of the Board, President, Chief Executive Officer and Secretary of SWWT, holds 83,355 shares of SWWT's restricted series B preferred stock, which are subject to vesting over a three-year period commencing April 30, 2000 and, with respect to the unvested shares, to repurchase by SWWT in certain events. These shares were issued to Mr.

Diamond by SWWT in exchange for shares of E-Newco common stock purchased by Mr. Diamond on April 8, 2000, for an aggregate purchase price of $410,955, under the terms of a restricted stock purchase agreement and an accompanying promissory note receivable with E-Newco. SWWT assumed this promissory note in connection with its issuance of the restricted shares of series B preferred stock. It is a condition to closing the merger that Mr. Diamond will resign from his positions as a director and officer of SWWT. In connection with Mr. Diamond's resignation, SWWT is negotiating the repurchase of Mr. Diamond's 83,355 shares of series B preferred stock in exchange for the cancellation of the $410,955 promissory note. If the proposed repurchase does not occur prior to the merger, all of Mr. Diamond's unvested shares will vest in connection with the consummation of the merger. In addition, SWWT has agreed to facilitate the transfer of the balance of Mr. Diamond's shares of series B preferred stock to an unaffiliated third party in connection with Mr. Diamond's resignation.

         Indemnification; Directors' and Officers' Insurance

         Directors and officers of SWWT have customary rights to indemnification against specified liabilities. See "The Merger Agreement - Covenants - Indemnification; Directors' and Officers' Insurance."

         Stockholders Agreement

         Certain directors and holders of series B preferred stock of SWWT, either directly or through their affiliates, will at the closing of the merger enter into a stockholders agreement, which gives them important rights with respect to SVT after the merger, including board representation and certain blocking rights. See "Other Agreements -- Stockholders Agreement."

         Registration Rights Agreement

         Certain directors and holders of series B preferred stock of SWWT, either directly or through their affiliates, will at the closing also enter into a registration rights agreement, which obliges SVT to file a registration statement with respect to their shares within 90 days of the closing. See "Other Agreements -- Registration Rights Agreement." The registration statement will enable them to sell without restriction an aggregate of approximately 1,373,000 shares of SVT common stock, subject to the lock-up period set forth in the stockholders agreement. Additionally, certain SWWT common stockholders, representing a majority of the common stockholders, who have indicated their intent to rescind their November 2000 election to cause SWWT to redeem the series B preferred stock and who may sell their common shares to third parties subject to the closing of the merger for a per-share purchase price of one dollar per share, will be entitled to register such sales of common stock through this registration statement.

         Current and former directors of SWWT who hold options to purchase shares of SWWT common stock will be eligible to register the shares of underlying common stock on the registration statement to be filed by SVT following consummation of the merger.

Public Trading Markets

         The SWWT common stock currently trades in the over-the-counter market. We anticipate that the trading of SVT common stock, including shares of SVT common stock issued in the merger, will continue to trade in the over-the-counter market after the merger. See "Market Price and Dividend Information."

Regulatory Approvals

         SWWT and SanVision are not aware of any license or regulatory permit which is material to the business of SanVision and which is likely to be adversely affected by the merger, or of any approval or other action by any state, federal or foreign government or governmental agency that would be required prior to the merger.

Accounting Treatment

         Upon completion of the merger, the current holders of SanVision common shares, in the aggregate, will own approximately 87.5% of the outstanding SVT common shares and the current SanVision officers and management team will become the officers and management of the surviving corporation and SVT. SanVision designees will represent a majority of the directors of the surviving corporation and SVT. For accounting and financial reporting purposes, SanVision will be the acquirer through a reverse merger. The combination will be treated as an issuance of shares, primarily for cash, by SanVision. The surviving corporation will reflect, in its consolidated financial statements, the assets and liabilities of SanVision at their historical book values and the tangibles assets and liabilities of SWWT at their fair values. The surviving corporation will not combine the historical earnings of SWWT with those of SanVision, but will report SanVision's operations through the effective date of the merger.

No Dissenters' Rights

         In connection with the merger, the stockholders of SWWT will not have any right under Delaware law to receive any payment in cash of the judicially determined "fair value" of their shares.

                        Proposal 1 - Amendments to SWWT's
                          Certificate of Incorporation

         On October 12, 2001, SWWT's board of directors adopted resolutions declaring Amendment No. 1 to the certificate of incorporation of SWWT (the "Charter Amendment") advisable and directing that it be submitted to the stockholders for their approval. If adopted, the Charter Amendment will change the name of SWWT to "SVT Inc." and effect a one-for-two reverse split of SWWT's issued and outstanding common stock, $.001 par value per share, immediately prior and subject to the closing of the proposed merger with SanVision. Approval of the Charter Amendment is required to complete the merger with SanVision, and the reverse stock split was assumed in calculating the conversion ratio of SanVision common stock in the merger. The Charter Amendment is included as Appendix B to this proxy statement.

         In the reverse stock split, each two shares of SWWT common stock outstanding immediately prior and subject to the closing of the proposed merger with SanVision will be reclassified as one share of common stock, par value $0.001 per share. The conversion ratio of the outstanding shares of series B preferred stock will be correspondingly adjusted automatically in accordance with the terms of the certificate of designations of the series B preferred stock. In addition, the 360,000 shares of SWWT common stock currently issuable upon exercise of the SWWT's outstanding options, the 79,591 shares of SWWT common stock currently issuable upon exercise of outstanding warrants, and the exercise price per share of those options and warrants, will be appropriately adjusted. The par value per share of SWWT common stock will not be changed.

         SWWT would not issue fractional shares in connection with the reverse stock split. Instead, an SWWT common stockholder holding an odd number of shares of SWWT common stock before the reverse stock split would receive a number of shares of post-reverse-split common stock rounded up to the next higher whole number of shares.

         The reverse stock split will not materially affect the percentage equity interest in SWWT of any holder of SWWT common stock or series B preferred stock, or the relative rights, preferences, privileges or priorities of any such stockholder.

         If the merger with SanVision does not occur, the Charter Amendment will not become effective even if the Charter Amendment is adopted by the required affirmative stockholder vote, and the name of SWWT and the outstanding number of shares will remain unchanged.

Reasons for the Charter Amendment

         SWWT is seeking stockholder approval for the Charter Amendment because it is a condition to completing the proposed merger with SanVision. If the Charter Amendment is not approved, the proposed merger with SanVision will not be consummated. The principal effect of the reverse stock split will be to decrease the number of issued and outstanding shares of SWWT common stock from 3,122,254 to approximately 1,561,127.

Effecting the Reverse Stock Split

         If the stockholders approve the Charter Amendment, the reverse stock split will occur immediately prior to and subject to the closing of the proposed merger with SanVision, without any further action on the part of stockholders of SWWT. Certificates representing shares of post-reverse-split common stock will be issued in due course. See "Exchange of Stock Certificates."

                  Proposal 2 - Amendments to the Certificate
               of Designations for the Series B Preferred Stock

         The obligation of either SanVision or SWWT to effect the merger is subject to a condition that the certificate of designations for the series B preferred stock be amended before the merger to effect changes to the conversion provisions of the series B preferred stock. Currently, the certificate of designations provides that each share of series B preferred stock will be automatically converted into common stock, at the rate of 99.999158 shares of common stock for each share of series B preferred stock, on the next business day following the date of an "equity financing," defined as one or more related rounds of financing in connection with which a minimum of $15,000,000 of cash is received by SWWT in connection with the issuance of equity securities of SWWT.

         If the certificate of designations is amended as proposed,

         . the conversion ratio will be 9.9999158 shares of common stock for each share of series B preferred stock,

         . the series B preferred stock will be automatically converted into common stock either if an equity financing is completed, or immediately prior to the closing of the proposed merger with SanVision,

         . any fractional shares of common stock issued upon such conversion shall be rounded up to the next whole share, and

         . SWWT will not be able to reissue shares of series B preferred stock following the conversion or redemption of all of the series B preferred stock and SWWT could thereafter file a certificate with the Delaware Secretary of State to eliminate the series B preferred stock.

         The new conversion ratio for the series B preferred stock was assumed in calculating the conversion ratio of SanVision common stock in the merger with SanVision. The complete text of the proposed amendment to the certificate of designations is attached to this proxy statement as Appendix C.

         The new conversion ratio, which will be effective immediately prior to and subject to the closing of the proposed merger with SanVision, will materially reduce the percentage of equity interest in SWWT and the corresponding voting power of each holder of series B preferred stock. The amendment to the certificate of designations will cause the series B preferred stock to automatically convert immediately prior and subject to the closing of the proposed merger with SanVision, and will allow that any fractional shares of common stock issuable upon conversion of the series B preferred stock will be rounded up to the next whole share. It will not materially affect any other relative rights, preferences, privileges or priorities of any such stockholder.

         If the merger does not occur, the amendment to the certificate of designations will not become effective even if they are adopted by the required affirmative stockholder vote, and the existing terms of conversion of the series B preferred stock will remain in place.

Reasons for the Amendments

         SWWT is seeking stockholder approval for the amendment to the certificate of designations because it is a condition to completing the proposed merger. If the amendment to the certificate of designations is not approved, the proposed merger will not be consummated.

Reducing the conversion ratio of the series B preferred stock will correspondingly increase the proportionate equity interest of SWWT's common stock. In adopting the amendment to the certificate of designations, the SWWT board believes it is in the best interest of SWWT and its stockholders to equitably reallocate the relative values between the series B preferred stock and the common stock of SWWT. If the amendment to the certificate of designations is approved by the stockholders, following the effective date of the merger, the holders of SWWT common stock and series B preferred stock, including holders of outstanding SWWT stock options and warrants, will collectively hold approximately 12.5% of the combined company.

Effect on Outstanding Shares

         The new conversion ratio of the series B preferred stock will automatically apply on the conversion date without any further action on the part of the stockholders of SWWT. Immediately prior to the effective date of the proposed merger with SanVision, the shares of outstanding series B preferred stock will automatically convert into an aggregate of 7,577,716 shares of common stock. Under the terms of the certificate of designations of the series B preferred stock, as amended, upon conversion of the series B preferred stock, any fractional shares to which a holder would be entitled shall be rounded up to the next whole share. Certificates representing shares of common stock issuable upon conversion of the series B preferred stock will be issued in due course. See "Exchange of Stock Certificates."

                        Exchange of Stock Certificates

         Promptly after the effective date of the merger with SanVision, SVT will provide a transmittal form that each SWWT stockholder of record on the effective date should use to transmit certificates representing series B preferred stock and pre-reverse split shares of SWWT common stock (collectively, "Old Certificates") to Computershare Trust Company, as exchange agent. The transmittal form will contain instructions for the surrender of Old Certificates to the exchange agent in exchange for certificates representing the appropriate post-merger number of shares of common stock of SWWT (renamed SVT Inc.). No new certificates will be issued to a stockholder until such stockholder has surrendered all of his or her Old Certificates together with a properly completed and executed transmittal form to the exchange agent.

         Upon proper completion and execution of the transmittal form and its return to the exchange agent together with all of a stockholder's Old Certificates and/or an affidavit of loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of shares of common stock into which the shares of common stock or series B preferred stock represented by the Old Certificates are being converted as a result of the reverse stock split or the automatic conversion of the series B preferred stock. Until surrendered to the exchange agent, Old Certificates will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of common stock to which such stockholders are entitled as a result of the reverse stock split or the conversion of the series B preferred stock, as applicable. Stockholders should not send their Old Certificates to the exchange agent until after the effective date of the merger. Shares of common stock and series B preferred stock surrendered after the effective date will be replaced by certificates representing shares of post-merger common stock as soon as practicable after such surrender. No service charge will be payable by holders of surrendered shares in connection with the exchange of shares, and SVT will pay for all expenses of the exchange and issuance of new certificates.

         Old Certificates that contain a restrictive legend will be exchanged for common stock with the same restrictive legend. As applicable, the time period during which a stockholder has held the pre-reverse split common stock or shares of series B preferred stock will be included in the time period during which such stockholder actually holds the common stock received in exchange for such shares for the purposes of determining the term of the restrictive period applicable to the common stock received as a result of the reverse stock split or the conversion of the series B preferred stock.

                              The Merger Agreement

Terms of the Merger

         At the effective time of the merger, E-Newco, Inc. will merge into SanVision, the separate existence of E-Newco will cease, and SanVision will be the surviving corporation in the merger and a wholly-owned subsidiary of SWWT, which will be renamed "SVT Inc." SanVision will be merged with and into SVT as soon as practicable after the merger.

         At the effective time of the merger,

         . each share of SanVision common stock then issued and owned by SanVision and not held on behalf of others will be cancelled or retired automatically,

         . each other share of SanVision common stock then issued and outstanding, after taking into consideration the one-for-two reverse stock split, the change in the conversion ratio of the series B preferred stock and the automatic conversion of the series B preferred stock, will be converted into the right to receive one share of SVT common stock,

         . each share of the common stock of E-Newco then issued and outstanding will be converted into one share of the common stock of SanVision, and

         . each share of SWWT common stock then issued and outstanding (including shares issued upon conversion of the series B preferred stock) will remain an issued and outstanding share of the common stock of SVT.

Closing; Effective Time of the Merger

         The closing of the merger will take place on the business day on which the last of the conditions to the merger set forth in the merger agreement is satisfied or waived unless SWWT and SanVision agree to another time and/or date for the closing. As soon as practicable after such conditions to the merger are all satisfied or waived, SanVision and E-Newco will deliver certificates of merger to the Delaware Secretary of State and the New Jersey Secretary of State.

The merger will become effective when these certificates of merger have been duly filed, or such other time as is set forth in the certificates of merger. Although we can give you no assurances, we currently expect that the merger will be completed shortly after the conclusion of the special meeting, assuming approval of the amendments.

Certificate of Incorporation and Bylaws of the Surviving Corporation

         The merger agreement provides that the certificate of incorporation and bylaws of SanVision in effect immediately before the effective time of the merger will continue after the effective time to be the certificate of incorporation and bylaws of SanVision, as the surviving corporation in the merger until such time, if ever, as they may be amended in accordance with New Jersey corporate law.

Directors and Officers of the Surviving Corporation

         Except as otherwise provided in the merger agreement or the stockholders agreement attached to this proxy statement as Appendices A and D, the persons serving as directors of SWWT at the effective time of the merger will continue as the directors of SVT and SanVision as the surviving corporation at and after the effective time of the merger. Under the terms of the stockholders agreement, following the closing of the merger, Messrs. Diamond, Gilson and Scaramucci will resign from the board of directors of SVT, and Messrs. Sarkar, Sethi, Wasik and Kemp will be appointed to fill their seats. The officers of SanVision will from and after the effective time of the merger continue to be the officers of SanVision as the surviving corporation in the merger.

Representations and Warranties

         The merger agreement contains representations and warranties of SanVision and SWWT, most of which are customary for agreements of this nature and some of which are qualified as to materiality or knowledge. SanVision represents and warrants to SWWT, and SWWT represents and warrants to SanVision, that, among other things,

         . they and their subsidiaries have been duly organized and are validly existing and in good standing under the laws of the states where they are organized, and are qualified as foreign corporations and are in good standing in all other appropriate jurisdictions,

         . they and their subsidiaries have the power and authority to own, lease and operate their properties and carry on their current businesses,

         . they (and E-Newco) have all necessary corporate power and authority to execute and deliver the merger agreement and all other agreements contemplated by the merger agreement, to perform their obligations under the merger agreement and such other agreements, and to consummate the merger,

         . the merger agreement and such other agreements are legal, valid, binding and enforceable obligations of SWWT, SanVision and E-Newco,

         . the execution, delivery and performance of the merger agreement and all other agreements contemplated by the merger agreement did not and will not conflict with or violate any provisions of their certificates of incorporation and by-laws or those of their subsidiaries, or conflict with or violate any law, statute, ordinance, rule, order, judgment, injunction, injunction or decree which is applicable to SanVision, SWWT or any subsidiary of SWWT, or by which any property or asset of theirs is or may be bound or affected,

         . the execution, delivery and performance of the merger agreement and all other agreements contemplated by the merger agreement did not and will not result in any violation or breach of or default under any contract or other instrument or obligation to which SanVision, SWWT or any SWWT subsidiary is a party or by which their assets are or may be bound or affected, or result in any modification in a manner adverse to them of any right or benefit under any contract or other instrument or obligation, or result in the creation of any security interest, lien or other encumbrance on any property or asset of SanVision, SWWT or any SWWT subsidiary, except for such breaches, defaults, modifications or encumbrance, which have not resulted in and could not reasonably be expected to result in a material adverse effect on the business, assets, properties, results of operations or condition of SWWT or SanVision, or to impair the ability of SanVision or SWWT to perform its obligations under the merger agreement or to consummate the merger or related transactions,

         . the execution, delivery and performance of the merger agreements and related agreements did not and will not require any material consent or approval of or filing with any governmental authority other than those specified in the merger agreement,

         . except as disclosed by SWWT to SanVision or in SWWT's SEC filings, since December 31, 2000, SanVision, its subsidiaries and SWWT have conducted their businesses in the ordinary course in a manner consistent with past practice, and since that date, there has not been

              A. any material adverse effect on SWWT, its subsidiaries or SanVision,

              B. any material damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by SWWT, SanVision or any of their subsidiaries, whether or not covered by insurance,

              C. any change by SWWT, SanVision or any of their subsidiaries in its accounting methods, principles or practices except as required by GAAP or by applicable law,

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

              D. any declaration, setting aside or payment of any dividend or distribution in respect of the common stock of SWWT or SanVision, or any redemption, purchase or other acquisition of any of SWWT's or SanVision's securities,

              E. any increase in the compensation or benefits of any executive officers or directors of SWWT or SanVision or the establishment of any employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers, directors or employees of SWWT or SanVision,

              F. any incurrence or assumption by SWWT, SanVision or any of their subsidiaries of any indebtedness for borrowed money, or any guarantee, endorsement or other incurrence or assumption of liability by SWWT, SanVision or any of their subsidiaries for the obligations of any other person, other than in the ordinary course of business,

              G. any acquisition, sale, license or transfer of any material asset of SWWT, SanVision or any of their subsidiaries, or the creation or assumption by SWWT, SanVision or any of their subsidiaries of any lien on any of their assets,

              H. any loan, advance or capital contribution to or investment in any person by SWWT, SanVision or any of their subsidiaries, or

              I. any contract entered into by SWWT, SanVision or any of their subsidiaries relating to any acquisition or disposition of any assets or business, or any modification, amendment, assignment or termination of or relinquishment by SWWT, SanVision or any SWWT subsidiary of any rights under any other contract, other than transactions, commitments, contracts or agreements contemplated by the merger agreement and related agreements.

          . None of SWWT, its subsidiaries, SanVision or (to their knowledge) any of their affiliates, have taken or agreed to take any action, nor are they aware of any agreement, plan or circumstance, that would prevent the merger from being a transaction described in
              Section 351 of the Internal Revenue Code, or qualifying as a reorganization under Section 368(a) of the Code,

          . SanVision is not required to be registered under the Investment Company Act of 1940, and SWWT has been advised by counsel that it should not be required to register as an investment company under the Investment Company Act pending consummation of the merger,

          . no broker, finder or investment banker is entitled to any fee in connection with the transactions contemplated in the merger agreement.

          SanVision also represents and warrants to SWWT as to the following matters, among others:

          .   SanVision's ownership of its subsidiaries,

          . SanVision's certificate of incorporation and by-laws and those of its subsidiaries,

          . SanVision's authorized, outstanding and reserved capital stock and its shareholders,

          . any shares issued prior to the merger as being duly authorized, validly issued, full paid, non assessable and not subject to preemptive rights,

          . the financial statements of SanVision as having been prepared in accordance with U.S. GAAP and fairly presenting the financial condition and results of operations of SanVision on the dates and for the periods presented,

          . the adoption and approval of the merger agreement by the board of directors and the shareholders of SanVision,

          . the possession by SanVision and its subsidiaries of, and their compliance with, all licenses, franchises, permits, approvals and orders of any governmental authority necessary for SanVision and its subsidiaries to own, lease and operate their properties or to carry on their current business, and SanVision's compliance with all applicable laws,

          .   SanVision's employee benefit plans and labor matters,

          . SanVision's and its subsidiaries' contracts and their compliance with them,

          .   SanVision's title to real property and intellectual property,

          . the absence of (1) pending or threatened proceedings against SanVision or any of its subsidiaries before any governmental authority, except as disclosed to SWWT, and (2) any governmental investigations or reviews relating to or affecting SanVision or any of its subsidiaries,

          .   tax matters,

          .   SanVision's insurance coverage, and

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

          .   contracts existing at any time after December 31, 2000, between
              (1) SanVision and any SanVision subsidiary and (2) any of their directors, officers and other affiliates, and payments made or received since that date by SanVision or any SanVision subsidiary to or from any of their directors, officers and other affiliates.

          SWWT represents and warrants to SanVision as to the following matters, among others:

          .   SWWT's ownership of its subsidiaries,

          . SWWT's certificate of incorporation and by-laws and those of its subsidiaries,

          . SWWT's and E-Newco's authorized, outstanding and reserved capital stock, outstanding stock options and warrants, and stockholders, optionees and warrantholders,

          . the shares of SWWT common stock issuable in the merger being duly authorized, validly issued, fully paid and nonassessable and not subject to any pre-emptive or similar rights,

          . the possession by SWWT of, and its compliance with, all licenses, franchises, permits, approvals and orders of any governmental authority necessary for SWWT to own, lease and operate its properties or to carry on its current business, and SWWT's compliance with all applicable law,

          . the filing by SWWT of all required filings with the Securities and Exchange Commission since January 1, 1998, the compliance of such filings in all material respects with the requirements of federal law, and the absence in such filings of any untrue statement of a material fact or a material omission,

          . the financial statements of SWWT as having been prepared in accordance with U.S. GAAP and fairly presenting the financial condition and results of operations of SWWT on the dates and for the periods presented,

          .   SWWT's employee benefit plans and labor matters,

          . SWWT's and its subsidiaries' contracts and their compliance with them,

          .   SWWT's title to real property and intellectual property,

          . the absence of (1) pending or threatened proceedings against SWWT or any of its subsidiaries before any governmental authority, and
              (2) any governmental investigations or reviews relating to or affecting SWWT or any of its subsidiaries, in each case, except as disclosed to SVT,

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

          .   environmental matters,

          .   tax matters,

          .   SWWT's insurance coverage, and

          .   contracts existing at any time after December 31, 2000, between
              (1) SWWT and any SWWT subsidiary and (2) any of their directors, officers and other affiliates, and payments made or received since that date by SWWT or any SWWT subsidiary to or from any of their directors, officers and affiliates.

Conditions to the Merger

          The obligation of each of SanVision, E-Newco and SWWT to effect the merger is subject to the satisfaction or waiver, at or before the closing date of the merger, of each of the following conditions, among others:

          . Other than the filing of certificates of merger with the Secretary of State of Delaware and the Secretary of State of New Jersey, all material notices, reports and other filings required to be made before the effective time by the parties with any governmental authority must have been made, and all material consents, registrations, approvals, permits and authorizations required before the effective time from any governmental authority in connection with the execution and delivery of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement must have been obtained upon terms and conditions that could not reasonably be expected to result in a material adverse effect on SWWT, E-Newco or SanVision; and, each of the parties must have used its reasonable best efforts to make such filings or obtain such approvals.

          . No law, order, injunction or decree that prohibits or restrains consummation of the merger has been enacted, issued, promulgated, enforced or entered by any court or governmental authority, and there is not any pending or threatened any suit, action or proceeding by or before any governmental authority that (1) seeks to restrain, enjoin or otherwise prohibit (whether temporarily, preliminarily or permanently) consummation of the merger, or (2) seeks to obtain damages or other relief in connection with the merger, or (3) might materially and adversely affect the business, properties, condition or results of operations of SWWT, E-Newco or SanVision; however, each of the parties must have used its reasonable best efforts to prevent any such enactment, issuance, promulgation, enforcement or entry, and to appeal as promptly as practicable any such law, order injunction or decree.

          . The stockholders agreement and the registration rights agreement have been executed and delivered by the parties thereto.

          . SWWT has executed and delivered to Sanjay Sethi an employment agreement as described in this proxy statement under the heading "The Merger - Post-Merger Management."

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

          . The certificate of incorporation and the certificate of designations of the SWWT series B preferred stock have been amended by the certificates of amendment in the form attached to this proxy statement as Appendices B and C, respectively.

          The obligation of SWWT and E-Newco to effect the merger is also subject to the satisfaction or waiver by SWWT of the following conditions:

          . the representations and warranties of SanVision in the merger agreement that are qualified as to materiality must be true and correct as of the date of the merger agreement and as of the closing date of the merger, the representations and warranties of SanVision in the merger agreement that are not qualified as to materiality must be true and correct in all material respects as of such dates, and SWWT has received a certificate signed by an executive officer of SanVision to that effect,

          . SanVision must have performed or complied in all material with respects all obligations it was required to perform under the merger agreement at or before the closing date of the merger, and SWWT has received a certificate signed by an executive officer of SanVision to that effect,

          . since December 31, 2000, no event has occurred having or reasonably likely to have a material adverse effect on SanVision or its subsidiaries, or on the ability of SanVision, E-Newco or SWWT to consummate the transactions contemplated by the merger, and

          . SWWT has received a legal opinion from Paul, Hastings, Janofsky & Walker LLP, special counsel to SWWT, that SWWT is exempt from the Investment Company Act of 1940.

          The obligation of SanVision to effect the Merger is also subject to the satisfaction or waiver by SanVision of the following conditions:

          . The representations and warranties of SWWT and E-Newco in the merger agreement that are qualified as to materiality must be true and correct as of the date of the merger agreement and as of the closing date, the representations and warranties of SWWT and E-Newco in the merger agreement that are not qualified as to materiality must be true and correct in all material respects as of such dates, and SanVision has received a certificate signed by an executive officer of SWWT to that effect.

          . SWWT and E-Newco must have performed or complied with in all material respects all obligations they were required to perform under the merger agreement at or before the closing date of the merger, and SanVision has received a certificate signed by an executive officer of SWWT to that effect.

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          .   All expenses SWWT and E-Newco incurred in connection with the merger agreement and the merger have been paid or otherwise satisfied in full before the closing date of the merger.

          . Since December 31, 2000, no event has occurred having or reasonably likely to have a material adverse effect on SWWT or its subsidiaries, or on the ability of SanVision, E-Newco or SWWT to consummate the transactions contemplated by the merger agreement.

          . The pre-merger directors and officers of SWWT have resigned, except for Mr. Carozza.

          . The stockholders and board of directors of SWWT have approved the proposals.

          . SWWT has effected the reverse stock split in accordance with applicable laws and regulations.

          . The holders of a majority of the common stock of SWWT have rescinded the redemption of the series B preferred stock.

          . SWWT has obtained from each series B preferred stockholder a full release of all claims with respect to the rescission of the redemption of the series B preferred stock against SWWT and any of its officers, directors, agents, employees, successors, assignees or transferees.

          . SanVision has received a legal opinion from Paul Hastings, Janofsky & Walker LLP, special counsel to SWWT, that SWWT is exempt from the Investment Company Act of 1940.

          . E-Newco has obtained the approval of its stockholders and board of directors for the transactions contemplated by the merger agreement.

          . The persons listed in this proxy statement under the heading "The Merger -- Post-Merger Management" have been elected to the board of directors of SWWT concurrently with the closing.

          . SanVision shall be reasonably satisfied that SVT shall have $1,500,000 of cash on its unconsolidated balance sheet immediately following the effective time of the merger, less certain liabilities.

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

          . SanVision and Mr. Sethi have executed an assignment agreement, pursuant to which any payments to be made by DSQ as a result of the legal proceeding described under "Business of SanVision - Legal Proceedings" are to be transferred to Mr. Sethi.

          . Promptly following the effective time of the merger, SVT shall establish a discretionary spending cash account of up to $4 million (less any amounts which may have been disbursed prior to the effective time by SanVision under SanVision's similar cash spending account), which cash account may be used for acquisition, compensation and distribution purposes at the discretion of SanVision's nominees to the SVT board of directors.

Covenants

          Access to Information

          SanVision and SWWT have agreed to give each other's representatives reasonable access at any time before the effective time of the merger to its officers, employees, agents, properties, offices, other facilities, books and records, and to furnish promptly to the other such information concerning itself as the other may reasonably request.

          Consents

          SanVision, SWWT and E-Newco will use their reasonable best efforts to

          . take all appropriate action and do all things necessary, proper or advisable to consummate and make effective the merger and the other transactions contemplated by the merger agreement,

          . obtain from governmental authorities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by SWWT, E-Newco or SanVision in connection with the authorization, execution and delivery of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement, and

          . make all filings with respect to the merger agreement, the merger and the other transactions contemplated by the merger agreement required under any applicable law and the rules and regulations of National Association of Securities Dealers, Inc.

SanVision, SWWT and E-Newco will cooperate and consult with each other in connection with all such filings. SWWT and SanVision will not consent to any voluntary extension of any statutory deadline or waiting period or consent to any voluntary delay of the consummation of the merger and the other transactions contemplated by the merger agreement at the behest of any governmental authority without the consent and agreement of the other, which consent will not be unreasonably withheld or delayed.

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

     The Meeting

     SWWT agreed to take all action necessary in accordance with applicable laws and its certificates of incorporation and by-laws to convene a meeting of its stockholders as promptly as practicable to consider and vote upon the transactions contemplated by the merger agreement. Subject to compliance by the directors of SWWT with their fiduciary duties as advised by counsel, SWWT also agreed that its board of directors will recommend and declare advisable that SWWT's stockholders approve the proposed amendments to the certificate of incorporation and the certificate of designations of the series B preferred stock of SWWT, and agreed to use its commercially reasonable efforts to solicit such approval.

     Conduct of Business before the Merger

     Each of SWWT, E-Newco and SanVision has agreed that before the effective time of the merger, unless the other otherwise consents, it will in general operate its business only in the ordinary course of business except as contemplated in the merger agreement. In particular, without the prior written consent of the other (which consent will not be unreasonably withheld, conditioned or delayed), SWWT, E-Newco and SanVision will not

     . except to the extent required by law, adopt any amendment to its certificate of incorporation or by-laws, or the certificate of incorporation or by-laws of any of its subsidiaries,

     . (A) issue, reissue or sell additional shares of its capital stock of any class, or securities convertible or exchangeable into its capital stock of any class, or any rights, warrants or options to acquire any convertible or exchangeable securities or capital stock, except that SWWT may issue its common stock upon exercise of stock options and warrants outstanding on July 23, 2001, the date of the merger agreement, or (B) issue, or reissue or sell any other securities in respect of or in substitution for its shares outstanding on July 23, 2001; however, SWWT may without restriction issue shares of its common stock upon conversion of its series B preferred stock or in connection with the proposed reverse stock split,

     . declare, set aside or pay any dividend or other distribution in respect of any class or series of its capital stock,

     . split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, any shares of its capital stock, or (in the case of SanVision) any of its other securities, except that SWWT may purchase any series B preferred stock from Mr. Diamond, and effect the one-for-two reverse stock split of SWWT's common stock,

     . increase the compensation or fringe benefits payable or to become payable to its directors, officers or employees, or pay any benefit not required by any existing plan or arrangement (including the grant of stock options, stock appreciation rights, shares of restricted stock or performance units) or grant any severance or termination pay to any of its directors, officers or other employees (except pursuant to existing agreements, plans or policies), or enter into any employment or severance agreement

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

          with any of its directors, officers or other employees, or establish, adopt, enter into, or amend any collective bargaining or other employee benefit plan, agreement, trust, fund, policy or arrangement for the benefit or welfare of any directors, officers or current or former employees, except in each case to the extent required by applicable law or the merger agreement,

     . acquire, sell, lease, license, transfer, mortgage, pledge, encumber, grant or dispose of any material property or assets, or enter into any material commitment or transaction, in each case other than in ordinary course of business,

     . incur, assume or prepay any indebtedness or incur or assume any short-term indebtedness,

     . assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person,

     . make any loans, advances or capital contributions to, or investment in, any other person,

     . terminate, cancel or request any change in, or agree to any change in, any material contract, or enter into any material contract, or enter into any joint venture agreement, partnership agreement or similar arrangement, or make or authorize any capital expenditure, except as disclosed in the merger agreement,

     . adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, other than the merger,

     . change any of its accounting policies or procedures, other than as required pursuant to applicable law or GAAP,

     . waive, release, assign, settle or compromise any material rights, claims or litigation,

     . make any tax election unless required by applicable law, or settle or compromise any federal, state, local or foreign tax liability,

     .    permit any of its subsidiaries to do any of the above, or

     . authorize or enter into any formal or informal written or other agreement or otherwise make any commitment to do any of the foregoing.

In addition, SWWT and E-Newco may not

     . enter into any agreement or arrangement that materially limits or otherwise materially restricts it or any successor company, or that would, after the effective time of the merger, materially limit or restrict SVT, as the surviving corporation in the merger, and its affiliates or any successor company from engaging or competing in any line of business or in any geographic area, or

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

     . except as described below under the heading "- Agreement Not to Solicit Other Acquisition Proposals," solicit, or permit its affiliates to solicit, proxies from the stockholders of SWWT to vote against any director or for the approval of any stockholder or other proposals that are inconsistent with SanVision's rights under the merger agreement.

     Notwithstanding the covenants set forth above, prior to the effective time of the merger, SanVision may establish a discretionary cash spending account of up to $4 million which may be used, at the discretion of SanVision's board of directors, for acquisition, compensation and distribution purposes.

     Agreement Not to Solicit Other Acquisition Proposals

     SanVision, SWWT and E-Newco have agreed that unless and until the merger agreement is terminated, each of them and their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives will not, directly or indirectly, solicit, initiate or encourage the submission of any "acquisition proposal," or participate in any discussions or negotiations regarding an acquisition proposal, or furnish to any person any information with respect to an acquisition proposal, or take any other action to facilitate an acquisition proposal or any inquiries or any proposal that is, or may reasonably be expected to lead to, an acquisition proposal. An "acquisition proposal" is an inquiry, offer or proposal regarding any of the following transactions (other than those contemplated by the merger agreement):

     . any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction involving SWWT, E-Newco or SanVision;

     . any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of SWWT, E-Newco or SanVision in a single transaction or series of related transactions;

     . any tender offer or exchange offer for five percent or more of the outstanding shares of SWWT, E-Newco or SanVision common stock, or the filing of a registration statement under the Securities Act of 1933 in connection with such an offer (except for previously disclosed third-party transfers); or

     . any public announcement of a proposal or plan to do any of the above or any agreement to engage in any of the above.

     If SanVision, SWWT or E-Newco receives an acquisition proposal, it will within 24 hours of receipt notify the other of the proposal or any inquiries indicating that any person is considering making or wishes to make an acquisition proposal, and will provide to the other a copy of any written acquisition proposal, and will thereafter inform the other promptly of

     . the status of any discussions or negotiations with any such person, and any material changes to the terms and conditions of such acquisition proposal, and will promptly

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

          give the other a copy of any information delivered to such person which has not previously been reviewed by the other, and

     . any request for nonpublic information relating to its properties, books or records.

     Immediately after the execution and delivery of the merger agreement, SanVision, SWWT and E-Newco and their affiliates and other representatives terminated any existing activities, discussions or negotiations previously conducted with respect to any possible acquisition proposal.

     However, SWWT and E-Newco may engage in any discussions or negotiations with any person, or provide any information to any person, in response to an unsolicited bona fide written acquisition proposal by any such person, if the board of directors of SWWT or E-Newco, in its good faith judgment and after receipt of the written advice of counsel, determines that the failure to provide such information or engage in such discussions or negotiations would result in the members of the board of directors of SWWT or E-Newco breaching their fiduciary duties under applicable law. Also, this agreement not to solicit or facilitate acquisition proposals will not apply to an acquisition proposal if and only to the extent that the board of directors of SWWT or E-Newco concludes in good faith that such acquisition proposal is a "superior proposal," meaning a bona fide written acquisition proposal for SWWT or E-Newco which (a) is made by a person other than SanVision or any of its affiliates and which is on terms that the board of directors of SWWT or E-Newco in good faith concludes, after receiving the advice of its financial advisors and outside counsel and taking into account all legal, financial, regulatory and other aspects of the proposal, would if consummated, result in a transaction that is more favorable to its stockholders, from a financial point of view, than the transactions contemplated by the merger agreement, and (b) is reasonably capable of being completed.

     Indemnification; Directors' and Officers' Insurance

     SWWT has agreed that all exculpation and indemnification rights of its current or former directors and officers existing on the date of the merger agreement, including the right to receive advancement of expenses, for their acts or omissions occurring before the effective time of the merger, will continue in full force and effect after the merger, or will be replaced by substantially similar or better rights. SVT will continue these same indemnification and exculpation rights for any acts or omissions of its directors or officers occurring after the effective time of the merger.

     For three years from the effective time, SVT will maintain its current directors' and officers' liability insurance coverage unless SVT would be required to pay insurance premiums in any one year exceeding 110% of the annual premiums paid by SWWT for its fiscal year ended December 31, 2000. If the annual premiums would exceed that amount, SVT will obtain a policy with the greatest coverage available for a cost not exceeding that amount.

Termination

     The merger agreement may be terminated and the merger abandoned at any time before the effective time of the merger, whether before or after approval by SWWT's stockholders, by

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the mutual written consent of SanVision and SWWT. It may also be terminated by either SanVision or SWWT without the consent of the other if

     . the effective time of the merger has not occurred on or before November 30, 2001, but this right to terminate will not be available to SanVision or SWWT if its failure to fulfill any obligation under the merger agreement is the cause of, or resulted in, the failure of the effective time to occur on or before such date, or

     . any order, injunction or decree preventing the consummation of the merger has been entered by any court or governmental authority and has become final and non-appealable.

     SanVision may terminate the merger agreement without the consent of SWWT if

     . SWWT breaches any material representation, warranty, covenant or agreement in the merger agreement, or any representation or warranty of SWWT has become untrue; however, if the breach is curable by SWWT through its reasonable best efforts before November 30, 2001, and for so long as SWWT continues to exercise such reasonable best efforts, SanVision may not terminate the merger agreement if the breach is cured before November 30, 2001,

     . the board of directors of SWWT does not recommend to its stockholders the approval of the proposals or withdraws, modifies or changes its approval or recommendation in a manner adverse to SanVision, or has resolved to do so,

     . the board of directors of SWWT or E-Newco has approved and/or recommended to the stockholders of SWWT or E-Newco any "acquisition proposal," or taken any other action in the exercise of its fiduciary duties or otherwise to facilitate a transaction with another person,

     . the stockholders of E-Newco do not approve the transactions contemplated by the merger agreement,

     .    the stockholders of SWWT do not approve the proposals, or

     . SWWT or E-Newco breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant.

     SWWT may terminate the merger agreement without the consent of SanVision if

     . SanVision breaches any material representation, warranty, covenant or agreement in the merger agreement, or any representation or warranty of SanVision has become untrue; however, if the breach is curable by SanVision through its reasonable best efforts before November 30, 2001, and for so long as SanVision continues to exercise such reasonable best efforts, SWWT may not terminate the merger agreement if such breach has been cured before November 30, 2001,

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     .    the board of directors of SanVision does not recommend to its shareholders the approval of the merger agreement and the transactions contemplated by the merger agreement, or modifies or changes its approval or recommendation in a manner adverse to SWWT, or has resolved to so,

     . the board of directors of SanVision has approved and/or recommended to the shareholders of SanVision any "acquisition proposal," or taken any other action to facilitate a transaction with another person,

     . the shareholders of SanVision do not approve the transactions contemplated by the merger agreement, or

     . SanVision breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant.

     If the merger agreement is terminated as described above, it will become void without any liability on the part of SWWT, E-Newco and SanVision to each other; however, the termination would not relieve the parties

     . from liability for willfully and materially breaching any of its representations, warranties and covenants in the merger agreement, or

     . from their obligation to keep confidential all non-public information disclosed by the other in connection with the transactions contemplated by the merger agreement, or

     . from their obligation to pay the expenses it incurred in connection with the merger agreement, or to pay a termination fee (see below).

Termination Fees and Expenses

     Whether or not the merger is consummated, each of SWWT and SanVision will pay the expenses it incurred in connection with the merger agreement and the transactions contemplated by the merger agreement; however, if the merger is consummated, the expenses of SanVision will become obligations of SVT.

     SanVision will pay SWWT $500,000 in immediately available funds if SWWT (a) is not in material breach of any of its representations, warrants, covenants and agreements in the merger agreement, and (b) terminates the merger agreement because

     . the board of directors of SanVision does not recommend to its shareholders the approval of the merger agreement and the transactions contemplated by the merger agreement, or modifies or changes its approval or recommendation in a manner adverse to SWWT, or has resolved to so,

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     .    the board of directors of SanVision has approved and/or recommended to the shareholders of SanVision any "acquisition proposal," or taken any other action to facilitate a transaction with another person,

     . the shareholders of SanVision do not approve the transactions contemplated by the merger agreement, or

     . SanVision breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant.

     SWWT will pay SanVision $500,000 in immediately available funds if SanVision (a) is not in material breach of any of its representations, warranties, covenants and agreements in the merger agreement, and (b) terminates the merger agreement because

     . the board of directors of SWWT does not recommend to its stockholders the approval of the proposals contemplated by the merger agreement, or withdraws, modifies or changes its approval or recommendation in a manner adverse to SanVision, or has resolved to do so,

     . the board of directors of SWWT or E-Newco has approved and/or recommended to the stockholders of SWWT or E-Newco any "acquisition proposal," or taken any other action in the exercise of its fiduciary duties or otherwise to facilitate a transaction with another person,

     . the stockholders of SWWT or E-Newco do not approve the transactions contemplated by the merger agreement, or

     . SWWT or E-Newco breaches its covenant not to solicit or facilitate "acquisition proposals," or expresses or announces its intention to take such action that would breach that covenant.

Amendments, Extension and Waivers

     SWWT, E-Newco and SanVision may together amend the merger agreement in writing at any time before the effective time of the merger. However, after approval of the amendments to the certificate of incorporation and the certificate of designations of the series B preferred stock by the SWWT stockholders, the merger agreement will not be amended in any way that would under Delaware law require further approval of the SWWT stockholders unless such further approval is obtained.

     At any time before the effective time of the merger, SanVision, SWWT or E-Newco may extend the time for the performance of any of the obligations or other acts of each other, waive any inaccuracies in the representations and warranties of each other contained in the merger agreement or in any document delivered pursuant to the merger agreement, or waive compliance

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by each other with any of the agreements or conditions contained in the merger agreement. Any agreement of extension or waiver must be in writing.

                               Other Agreements

Stockholders Agreement

     In connection with the closing of the merger, SWWT (renamed SVT after the merger) will enter into a stockholders agreement, a copy of which is attached to this proxy statement as Appendix D, with certain persons who either are current stockholders of SWWT or will become stockholders of SVT as a result of the merger (the "Stockholders"). The following table shows the Stockholders and number of shares of SVT common stock which each of them would beneficially own as a result of the merger, the reverse stock split and the conversion of all the series B preferred stock into SWWT common stock:

                                                                                  SVT common stock
                                                                       -----------------------------------
                                                                          Number of              % of
                               Name                                        shares               class
-------------------------------------------------------------------    ----------------    ---------------
Sanjay Sethi...................................................              21,642,639           52.50%
Fundus Inc.....................................................               4,122,407           10.00
JNA Holdings Ltd...............................................               2,061,204            5.00
Raj Janarthanan................................................               2,061,204            5.00
Andrew K. Boszhardt, Jr. (1)...................................                 152,124            0.37
Anthony Scaramucci (1).........................................                 152,124            0.37
Oscar Capital Management LLC (1)...............................                 202,819            0.49
East River Ventures II, LP (2).................................                 507,061            1.23
John A. Schneider..............................................                 507,061            1.23
ERV Associates II, LLC(2)......................................                 206,120            0.50
CJM Associates, LLC............................................               3,091,805            7.50
MCG-SVT, LLC...................................................               2,885,685            7.00
                                                                       ----------------    ---------------
Other Stockholders ............................................               1,039,554            2.52

                                                                       ----------------    ---------------
All the above stockholders.....................................              38,631,807           93.71
                                                                       ================    ===============

------------

(1)  Messrs. Boszhardt and Scaramucci are members of Oscar Capital Management
     LLC.
(2) Mr. Carozza, a director and vice president of SWWT, is a manager of ERV Associates II, LLC. ERV Associates II, LLC is a limited partner in East River Ventures II, L.P. and Mr. Carozza is a manager of its general partner.

     Transfer Restrictions

     Each of the Stockholders will agree in the stockholders agreement that he or it will not sell, transfer, pledge, encumber or otherwise dispose of any shares of SVT common stock, both shares included in the table above and shares subsequently acquired, or any securities exchangeable for or exercisable or convertible into SVT common stock, except as permitted by the stockholders agreement. However, Sanjay Sethi may pledge or encumber any SVT securities. Also, if the transferee agrees to be bound by the provisions of the stockholders agreement, any Stockholder that is a natural person may transfer any SVT common stock by will or intestacy to any member of the Stockholder's family, or to a trust created for one or more members of the Stockholder's family, and any Stockholder that is a corporation or other entity may transfer SVT stock to its subsidiaries or parents, its directors, officers or employees, or any other Stockholder.

     If any Stockholder desires to dispose of any shares of SVT securities (but not more than 20% of the shares shown for such Stockholder in the table above), such Stockholder must first deliver to SVT and the other Stockholders a written notice (the "Offer") offering to sell such shares to the other Stockholders and specifying the price and terms upon which the Stockholder proposes to sell. The other Stockholders will have 20 days to accept the Offer, as they agree, or if they cannot agree, pro rata, by giving written notice of acceptance to the offering Stockholder and SVT. If the other Stockholders do not accept an Offer in full before the expiration of such 20-day period, SVT may accept the Offer as to those shares which the other Stockholders did not accept. If the Offer is accepted as to all the shares offered, then within 20 days after acceptance is complete, the accepting Stockholders, and SVT if applicable, will pay the purchase price to such offering Stockholder against delivery of certificates for the shares of Common Stock. If an Offer is not accepted in full by the Stockholders or SVT before the expiration of the applicable 20-day period, the offered shares may not be sold.

     These transfer restrictions will not apply to any transfer by any Stockholder to SVT, which transfers may be made without restriction. Any shares of SVT securities purchased by SVT may be reissued or sold by SVT only if

     .    the board of directors of SVT has approved such reissue or sale,

     . any person who purchases SVT common stock agrees to be bound by the provisions of the stockholders agreement, and

     . any such reissue or sale is made in compliance with all federal and state securities laws in effect at the time.

     Tag-Along Rights

     If at any time any Stockholder or group of Stockholders proposes, in a single transaction or a series of related transactions, to transfer shares of SVT common stock, and/or securities exchangeable for or exercisable or convertible into SVT common stock, representing more than 30% of the SVT common stock outstanding on a fully diluted basis to any person or group (including SVT or any of its subsidiaries), no such selling Stockholder may effect such transfer unless, before it is consummated, the other Stockholders are afforded the opportunity to join in such transfer. Any such proposed transfer is a "Tag-Along Sale."

     No less than 20 days before any proposed Tag-Along Sale is consummated, the selling Stockholders must provide written notice of the Tag-Along Sale to each non-selling Stockholder and to SVT, which notice must specify the number of shares proposed to be acquired in the Tag-Along Sale, the consideration per share, the identities of the person or group that proposes to acquire SVT securities in such a transfer, and all other material terms and conditions of the Tag-Along Sale. The notice must also include a written offer from the proposed purchasers to each non-selling Stockholder to include a pro rata portion of his or its shares in the Tag-Along Sale, at the same price and on the same terms and conditions as the proposed purchaser's offer to the selling Stockholders. Each non-selling Stockholder will have 15 days from receipt of the notice in which to accept the purchaser's offer.

     Drag-Along Rights

     If any group of Stockholders owning in the aggregate at least 85% of the shares of SVT common stock then outstanding on a fully diluted basis (a "Selling Group") proposes to enter into a "Drag-Along Sale," the Selling Group will have the right to compel each of the other Stockholders to sell all, but not less than all, of their SVT securities on the same terms and for the same price as are being offered in such Drag-Along Sale.

     A "Drag-Along Sale" is:

     . a proposed sale, transfer or other disposition, by way of a merger, consolidation or otherwise, in a single or related series of transactions, of 100% of SVT's outstanding common stock and any securities exchangeable for, or exercisable or convertible into, SVT common stock,

     . to a person or group who are not individually or collectively affiliates of SVT or any Stockholder, and

     . at an aggregate purchase price (net of transaction expenses and of liabilities of SVT and its subsidiaries required to be paid from the proceeds of such purchase price) that is not less than fair market value; however, if the members of the Selling Group own, in the aggregate, at least 85% of the SVT common stock at the time outstanding on a fully diluted basis, the proposed transaction will be deemed to have an aggregate purchase price not less than fair market value.

     The purchase from and sale by the Stockholders not in the Selling Group of their SVT securities must be consummated simultaneously with the consummation of the Drag-Along Sale, and must be on the same terms and for the same price as the Drag-Along Sale, and the Selling Group will give the other Stockholders at least 20 days written prior notice of the date of the Drag-Along Sale.

     Pre-emptive Rights

     If, at any time before a "Qualified Public Offering" is consummated, SVT proposes to sell or issue any "New Securities" to any person, then SVT must, at least 30 days prior to the proposed sale, give each Stockholder notice containing full particulars of the proposed sale, including the identity of the proposed beneficial and record owners of the New Securities and the purchase price per New Security.

     A "Qualified Public Offering" is

     . a firm underwritten offering or offerings of SVT common stock under one or more effective registration statements under the Securities Act of 1933 such that, after giving effect to the offering, (x) at least 10% of the number of shares of SVT common stock on a fully diluted basis has been publicly distributed and sold pursuant to such offerings, and (y) SVT receives aggregate cash proceeds from such offerings of at least $20,000,000 net of underwriter's discounts and other expenses, or

     . such other public offering or offerings of SVT common stock as shall be designated as a Qualified Public Offering by a majority of the SVT board of directors.

     In general, "New Securities" are any capital stock of SVT and any securities exchangeable for, or exercisable or convertible into, such capital stock, but does not include SVT common stock issued as a stock dividend or upon a stock split, or shares of SVT common stock issuable upon exercise of SWWT stock options or upon the conversion or exercise of preferred stock, warrants or options, or common stock issued in connection with a Qualified Public Offering, or in connection with an acquisition or merger transaction that has been approved by SVT's board of directors.

     In the notice, SVT must offer to each Stockholder, subject to consummation of the proposed sale, for 15 business days the opportunity to purchase from SVT, on the same terms and conditions as the proposed sale as specified in the notice, up to that number of the New Securities equal to (i) the quotient determined by dividing the number of shares of common stock held by such Stockholder (assuming full conversion, exercise and exchange of all SVT securities owned by it) by the number of shares of common stock outstanding on a fully diluted basis, multiplied by (ii) the number of New Securities to be sold or issued in the proposed sale.

     If any Stockholder accepts the offer to purchase any New Securities, the purchase price and material terms for the New Securities must be the same as applicable to the New Securities issued under the proposed sale.

     Organizational Matters; Corporate Governance

     The Stockholders will agree that, from and after the effective time of the merger, the board of directors will consist of seven directors which will be designated as follows:

     . the SanVision shareholders will have the right to designate and submit for election five directors (the "Class A Directors");

     . East River Ventures II, L.P. will have the right to designate and submit for election one director (the "Class B Director"); and

     . MCG-SVT LLC will have the right to designate and submit for election one director (the "Class C Director").

     The initial Class A Directors will be Sanjay Sethi, Amit Sarkar, and Jack Kemp; the initial Class B Director shall be Walter A. Carozza; the initial Class C Director shall be Vincent A. Wasik; and the remaining two Class A Directors will be designated and elected after the effective time of the merger.

     Each Stockholder will agree that, during the term of the stockholders agreement, he or it will take all such actions to effect the election of those persons duly designated as described above, including the voting of all of his or its stock for that purpose. SVT and its board of directors agreed to take any and all actions required, permitted, or necessary to cause such designees to be elected or appointed to the board of directors, including calling a regular or special meeting of stockholders of SVT to ensure the election to or removal from the board of directors of any person or persons so designated to be so elected or removed, and soliciting proxies in favor of the election of such designees.

     If a director dies, resigns or is removed prior to the expiration of his term as a director, the person or persons that had the right to designate and have elected such director will promptly elect a replacement director, and the Stockholders will effect the election to the SVT board of directors of such replacement designee to fill the unexpired term of the director whom such new designee is replacing.

     The rights of SanVision, East River Ventures II, L.P. and MCG-SVT LLC to designate and elect directors are not assignable.

     The Stockholders will agree that at any regular or special meeting called for the purpose of removing directors, or in any written consent executed in lieu of such a meeting of stockholders

     . (A) SanVision will have the right to remove any Class A Director with or without cause, (B) East River Ventures II, L.P, will have the right to remove a Class B Director with or without cause, and (C) MCG-SVT LLC will have the right to remove a Class C Director with or without cause; and

     . none of them will have any right to remove or cause to be removed any director designated by any of the others, except that any director may be removed by the affirmative vote of at least a majority of the other directors, but only for cause, or may be removed by the affirmative vote of all the other directors (not just a quorum). Each Stockholder will agree to vote all of his or its shares of SVT securities having voting power (and any other shares over which he, she or it exercises voting control) for the removal of any director upon the request of the person or persons designating such director and for the election to the board of directors of a substitute designated by such person or persons.

     If the size of the SVT board of directors is increased at any time, the persons identified above as having the right to designate directors will have the right to at least proportionate representation on the board of directors following such increase based on the composition of the board of directors as between such persons immediately before such increase; however, in no event will the board of directors consist of more than eleven directors.

     SVT will agree that from and after the effective time of the merger, it will cause

     . each person designated by the persons identified above to be included (consistent with applicable law and its certificate of incorporation and bylaws) in the group of nominees who are recommended for election as directors by SVT to the stockholders following the date on which such person is so designated, and at each succeeding meeting of SVT stockholders when directors are to be elected, and

     . at a special meeting of the board of directors held as soon as practicable after the creation of any vacancy as a result of the death, resignation or removal of Director, the appointment of such person as is designated by the appropriate person or persons identified above to fill any such vacancy, if a special meeting is required to effect such appointment.

     Subject to any law or stock exchange rule prohibiting committee membership by affiliates of SVT, each of the persons identified above having the right to designate directors will be entitled to at least proportionate representation (and in any event not less than one) on any committee of the board of directors based on the composition of the board of directors.

     Voting Matters

     In addition to any vote or consent of the SVT board of directors or its stockholders required by law or the SVT certificate of incorporation, the affirmative vote of either the Class B Director or the Class C Director, which affirmative vote shall not be unreasonably or improperly withheld, will be necessary for authorizing, effecting or validating any of the following actions, but such necessary approval shall not relieve any such director from his fiduciary duties to SVT:

     . (A) an increase or decrease in the authorized capital of SVT or any SVT subsidiary, including the splitting, combination, or subdivision of any capital stock, (B) the creation or authorization of any class of capital stock, (C) the issuance of any additional shares of capital stock of SVT or any SVT subsidiary, or rights to acquire such capital stock, (D) the repurchase or redemption of any shares of such capital stock, or (E) the declaration or payment of any dividend in respect of such capital stock, whether such dividend is payable in cash, shares of capital stock or other property;

     . the hiring or termination by SVT or any SVT subsidiary of any chief executive officer, chief financial officer, chief operating officer or chief technology officer, or the entering into or amendment of any employment or severance agreement or any change of control agreement with any such officer;

     . the sale, lease, transfer or other conveyance (including pledging or allowing a lien to exist), in a single transaction or related series of transactions, of all or substantially all of the consolidated assets of SVT and its subsidiaries;

     . the consolidation or merger with, or permitting any SVT subsidiary to consolidate or merge with, any person;

     . the taking or institution of any proceedings relating to the bankruptcy or the dissolution, liquidation or winding-up of SVT, or permitting any SVT subsidiary to take or institute any proceedings relating to the bankruptcy or the dissolution, liquidation or winding-up of such subsidiary;

     . the entering into by SVT or any SVT subsidiary of any material transaction with any of their officers, directors or affiliates except transactions (x) entered into in the ordinary course of business in good faith, (y) on fair and reasonable terms no less favorable to SVT or its subsidiary than it would obtain in a comparable arm's length transaction with a person not an affiliate and (z) the terms of which have been previously disclosed to the Class B Director;

     . the acquisition by SVT or any SVT subsidiary, in one transaction or a series of related transactions, and by means of a merger, consolidation or otherwise, of any capital stock, other equity interest (with economic, voting, or other beneficial interests) or assets of, or any direct or indirect ownership of, any person, or any investments, loans, advances or extensions of credit to any person, or the creation of any subsidiary in which SWWT has an economic interest;

     . except as expressly contemplated by the stockholders agreement, any amendment of SVT's certificate of incorporation or by-laws, or the filing of any resolution of the board of directors with the Secretary of State of the State of Delaware containing any provisions that would adversely affect or otherwise impair the rights of the holders of the SVT common stock or would be inconsistent with the provisions of the stockholders agreement;

     . any direct or indirect borrowing or incurrence, or agreement to borrow or incur, any indebtedness or liability for borrowed money or guarantee such indebtedness, or any agreement to become contingently liable, by guaranty or otherwise, for the obligations or indebtedness of any person, or making or committing to make any loans, advances or capital contributions to, or investments in, any person or to any other person, or the refinancing or restructuring of any existing loan, not including (i) the incurrence of trade indebtedness or contingent liabilities in the ordinary course of business, and (ii) the making of bank deposits and other investments in marketable securities and cash equivalents in the ordinary course of business and consistent with past practice; and

     . the entering into, or permitting any SVT subsidiary to enter into, any agreement to do or effect any of the foregoing.

     Board Meetings

     The SVT board of directors will hold, during the term of the stockholders agreement, regularly scheduled, in-person meetings no less frequently than six times per year.

     Certificate of Incorporation; Bylaws

     After the date of the stockholders agreement, SVT and the Stockholders will take all lawful action necessary to ensure, at all times as of and following the effective time of the merger, that the certificate of incorporation and by-laws of SVT are not inconsistent with the provisions of the stockholders agreement or the transactions contemplated by the stockholders agreement.

     Termination

     The provisions of the stockholders agreement described above under "- Transfer Restrictions" will terminate on the first to occur of (1) a Qualified Public Offering, and (2) April 31, 2003. However, with the approval of a majority of the Class A Directors, the Class B Director and the Class C Director, SVT may accelerate or extend the termination date of the transfer restrictions in the stockholders agreement, but the restrictions may in no event terminate earlier than September 30, 2002.

     The other rights and obligations of SVT and each Stockholder under the stockholders agreement will terminate on the earliest to occur of the following:

     .    the bankruptcy or dissolution of SVT,

     . immediately prior to the consummation of a merger, consolidation, reorganization or other business combination of SVT which results in the transfer of more than 50% of the voting securities of SVT or the sale of all or substantially all of the assets of SVT,

     . any single Stockholder becoming the owner of all the SVT common stock, or

     .    10/th/ anniversary of the effective date.

     Amendments and Waivers

     The stockholders agreement may be amended, and the taking of any act required under the stockholders agreement may be waived, by the prior written consent of SVT and

Stockholders holding 80% or more of the shares of common stock held by all Stockholders at the time.

Registration Rights Agreement

     Also prior to the closing of the merger, SVT and the Stockholders will execute and deliver a registration rights agreement, a copy of which is attached to this proxy statement as Appendix E. The issuance of SVT shares in the merger will not be registered under the Securities Act of 1933 in reliance upon the exemption from registration in Section 4(2) of the Act for "transactions by an issuer not involving any public offering." As a result, these shares may not be sold or otherwise transferred by those persons who receive them in the merger in the absence of registration or an available exemption from registration. Certain shares of SWWT common stock outstanding before the merger are similarly restricted.

     Shelf Registration

     SVT will agree in the registration rights agreement that no later than 90 days after the closing, it will use its reasonable best efforts to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 for the offering on a continuous basis of all the shares of SVT common shares held by the Stockholders on the closing date. SVT will use its reasonable best efforts to have this registration statement declared effective by the Commission as soon as practicable and will use its reasonable best efforts to keep the registration statement continuously effective until the earlier of (A) the date when the Stockholders and their permissible successors and transferees (collectively, the "Securities Holders") can sell all their registered shares without any restrictions under Rule 144, and (B) the date on which no registered common stock remains outstanding. It is a condition to closing the merger that a majority of common stockholders of SVT rescind their prior election to redeem the series B preferred stock. Certain stockholders who have indicated their intent to rescind this election and their transferees will be entitled to register their shares of common stock on this registration statement.

     "Piggy-Back" Rights

     In addition, if SVT at any time wishes to effect a sale of its common stock for its own account, or for the account of any other person in an underwritten transaction (an "SVT Public Sale Event"), it must give notice not less than 21 days prior to the initial filing of the related registration statement. The notice will offer the Securities Holders the opportunity to participate in such offering. The obligation of SVT to give to each Securities Holder such notice and to permit piggy-back rights will terminate on the earlier of (A) the date when the Securities Holders can sell all their shares of the Registrable Common without any restrictions under Rule 144, and (B) the date on which no registered common stock remains outstanding.

     If SVT has delivered a notice, Securities Holders will be entitled to participate on the same terms and conditions as SVT and/or such other persons in the proposed SVT Public Sale Event, and to offer and sell shares therein to the extent provided in the registration rights agreement. Each Securities Holder desiring to participate must notify SVT no later than ten days following receipt of SVT's notice of the aggregate number of shares that such Securities Holder then desires to sell in the offering.

     Each Securities Holder desiring to participate in an SVT Public Sale Event may include shares in any related registration statement to the extent that the inclusion of such shares would not reduce the number of shares of SVT common stock to be offered and sold by SVT and/or such other persons to be included therein. If the lead managing underwriter selected by SVT for an SVT Public Sale Event advises SVT in writing that, in its opinion, the total number of shares of common stock to be sold by SVT and/or such other persons together with the shares which such Securities Holders intend to include in such offering would reasonably be expected to materially adversely affect the price or distribution of the common stock offered in such SVT Public Sale Event or the timing thereof, then there will be included in the offering only that number of shares of the Securities Holders, if any, that such lead managing underwriter reasonably and in good faith believes will not materially adversely affect the price or distribution of the common stock to be sold in such SVT Public Sale Event.

     In connection with any SVT Public Sale Event, subject to the provisions of the registration rights agreement, SVT in its sole discretion may determine whether (a) to proceed with, withdraw from or terminate such SVT Public Sale Event, (b) to enter into a purchase agreement or underwriting agreement for such SVT Public Sale Event, and (c) to take such actions as may be necessary to close the sale of SVT common stock contemplated by such offering, including waiving any conditions to closing such sale which have not been fulfilled.

     Black-Out Periods

     No Securities Holder may offer to sell or sell any shares of SVT common stock as provided above under "- Shelf Registration" during the 60-day period immediately following the effective date of any registration statement filed by SVT in respect of a SVT Public Sale Event. The registration rights agreement provides for up to two other "black-out" periods per year, of up to 90 days each, during which the Securities Holders may not offer or sell any shares, if the SVT board of directors determines in good faith that such offers or sales would (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by SVT, or (2) involve initial or continuing disclosure obligations that might not be in the best interests of SVT or its stockholders.

     Expenses

     SVT will pay all fees, disbursements and expenses in connection with any registration statement covered by the registration rights agreement and the performance of its obligations thereunder, including all registration and filing fees, printing, messenger and delivery expenses, fees of SVT's auditors, listing fees, registrar and transfer agents' fees, reasonable fees and disbursements of the Securities Holders' counsel in connection with the registration but not the disposition of the Securities Holders' registered shares, fees and disbursements for counsel for SVT, fees and expenses (including reasonable fees and disbursements of counsel) of complying with applicable state securities or "blue sky" laws and the fees of the NASD in connection with its review of any offering contemplated in any such registration statement, but not including underwriting discounts and commissions or brokerage commissions on any shares sold in any such offering.

     Limitations on Subsequent Registration Rights

     Until the termination of the registration rights agreement, SVT will not, without the prior written consent of Securities Holders owning a majority of the registrable common shares held by Securities Holders at such time, enter into any agreement which would provide any holder or prospective holder of SVT common stock "piggyback" registration rights for such SVT common stock unless the piggyback registration rights provided to the Securities Holders, under the registration rights agreement, will have priority in the event of any cutback as described above under "- Piggyback Rights.".

     Transfer of Rights

     Until the termination of the registration rights agreement, the rights and obligations of a Securities Holder under it may be transferred by a Securities Holder to a transferee of registrable shares; however, within a reasonable period of time (but in no event less than two business days) before such transfer, (i) the transferring Securities Holders shall have furnished SVT and the other Securities Holders written notice of the name and address of such transferee and the number of shares with respect to which such rights are being transferred and (ii) such transferee shall furnish SVT and the Securities Holders a copy of a duly executed agreement by which such transferee (A) assumes all of the obligations and liabilities of its transferor under the registration rights agreement, (B) enjoys all of the rights of its transferor, under the registration rights agreement, and (C) agrees itself to be bound by the registration rights agreement.

     Amendments and Waivers

     The registration rights agreement may not be amended or modified or any provision thereof waived without (i) a resolution of the board of directors of SVT, (ii) the written consent of East River Ventures II, L.P., and (iii) the written consent of Sanjay Sethi; however, any amendment, modification or waiver that disproportionately and adversely affects any party thereto will require the prior written consent of such party, and the grant of registration rights to others on substantially the terms provided for in the registration rights agreement will not be deemed to disproportionately or adversely affect any party thereto.

     Termination

     The registration rights agreement, and the respective obligations and agreements of the parties thereto, will terminate on the date on which SVT has no further obligations under the terms of the registration rights agreement to file or keep effective a registration statement under the Securities Act of 1933.

Employment Agreement

     Mr. Sethi will enter into an employment agreement with SVT effective as of the effective time of the merger. The agreement will terminate on the third anniversary of the effective time unless terminated earlier as set forth therein. The agreement provides for the employment of

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

Mr. Sethi as SVT's CEO at an annual base salary of $500,000 plus applicable bonuses and employee benefits.

            Material Federal Income Tax Consequences of the Merger

     The following discussion summarizes the anticipated material federal income tax consequences of the merger. The summary is based upon the existing provisions of Internal Revenue Code of 1986, as amended, applicable Treasury regulations promulgated or proposed thereunder and administrative rulings by the Internal Revenue Service and judicial authority as of the date of this proxy statement. All of the foregoing is subject to change, possibly with retroactive effect, and any change could affect the continuing validity of the discussion. This discussion is only intended to provide you with a general summary, and it is not intended to be a complete analysis or description of all potential United States federal income tax consequences of the merger. In addition, this discussion does not address tax consequences that may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the merger. The merger, together with the planned merger of SanVision with and into SVT, is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. As a result, if it does so qualify, in general,

     . SWWT, E-Newco and SanVision will not recognize any gain or loss as a result of the merger, and

     . a holder of SWWT common stock will not recognize any gain or loss as a result of the merger or the transactions contemplated by the merger agreement.

     If the merger does not qualify as tax-free pursuant to Section 368(a) of the Code, e.g., because the subsequent merger of SanVision with and into SVT does not occur, it might still qualify as a tax-free exchange pursuant to
Section 351 of the Code, in which case the tax consequences would be the same as described above.

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

              Pro Forma Condensed Combined Financial Information

     The following unaudited pro forma condensed combined statements of operations combine SanVision's and SWWT's results for the year ended December 31, 2000 and for the six month period ended June 30, 2001. The unaudited pro forma condensed combined balance sheet combines the balance sheets of SanVision and SWWT as of June 30, 2001. The Merger will be recorded for accounting and financial reporting purposes, with SanVision as the acquiror through a reverse merger, as discussed under "The Merger - Accounting Treatment" on page 52. The unaudited pro forma balance sheet, statements of operations and the accompanying notes should be read in conjunction with the financial statements of SWWT and SanVision contained elsewhere herein and with SWWT's annual reports and other information filed with SEC and incorporated by reference.

     The unaudited pro forma condensed combined financial information is provided for informational purposes only and does not purport to represent what the combined financial statements or the pro forma adjustments would be if the merger in fact occurred on the dates indicated. The following unaudited pro forma condensed combined statements of operations and balance sheet illustrate the estimated effects of the merger as if the transaction had occurred for the statements of operations as of the beginning of the period presented and for the balance sheet as of June 30, 2001. The unaudited pro forma condensed combined statements of operations do not include the impact of nonrecurring charges or credits directly attributable to the transaction. There have been no transactions between SanVision and SWWT requiring adjustment in the unaudited pro forma condensed combined financial information.

     The following sets forth the unaudited pro forma condensed combined balance sheet of SanVision and SWWT as if the Merger had been effective as of June 30, 2001. See Notes to the pro forma condensed combined balance sheet.

                  Pro Forma Condensed Combined Balance Sheet
                              As of June 30, 2001
                                  (Unaudited)

                                                                                    Pro forma         Pro forma
                                                 SanVision           SWWT          adjustments         combined
                                                ------------     ------------      -----------      -------------
Assets
Current assets:
Cash and cash equivalents                       $  3,569,333     $  1,511,628      $        --      $   5,080,961
Accounts receivable, net                           5,945,222               --               --          5,945,222
Deferred income taxes                                361,125               --               --            361,125
Other current assets                                 224,891           30,264               --            255,155
                                                ------------     ------------      -----------      -------------
Total current assets                              10,100,571        1,541,892               --         11,642,463
Property and equipment, net                          108,135               --               --            108,135
Investment                                                --          250,000               --            250,000
Other long-term assets                                97,509          116,360         (116,360)(d)         97,509
                                                ------------     ------------      -----------      -------------
                                                $ 10,306,215     $  1,908,252      $  (116,360)     $  12,098,107
                                                ============     ============      ===========      =============
Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable                                $    786,205     $    694,247      $        --      $   1,480,452
Accrued expenses                                   3,490,641               --               --          3,490,641
                                                ------------     ------------      -----------      -------------
Total current liabilities                          4,276,846          694,247               --          4,971,093
                                                ------------     ------------      -----------      -------------
Deferred income taxes                              1,364,038               --               --          1,364,038
                                                ------------     ------------      -----------      -------------
Preferred stock                                           --                          (410,955)(a)             --
                                                                    3,485,955       (3,075,000)(b)
                                                ------------     ------------      -----------      -------------
Stockholders' equity (deficit)
Common stock                                         730,500            3,122           33,721(b)         348,207
                                                                                      (419,136)(c)
Additional paid-in capital                                --               --        3,041,279(b)       1,479,938
                                                                                       419,136(c)
                                                                                    (1,980,477)(e)
Cumulative translation adjustments                  (128,138)              --               --           (128,138)
Retained earnings (deficit)                        4,062,969       (1,864,117)        (116,360)(d)      4,062,969
                                                                                     1,980,477(e)

Note receivable                                           --         (410,955)         410,955(a)              --
                                                ------------     ------------      -----------      -------------
Total stockholders'
equity (deficit)                                   4,665,331       (2,271,950)       3,369,595          5,762,976
                                                ------------     ------------      -----------      -------------
                                                $ 10,306,215     $  1,908,252      $  (116,360)     $  12,098,107
                                                ============     ============      ===========      =============

Notes to pro forma condensed combined balance sheet:
---------------------------------------------------

(a)  Represents the settlement of the SWWT preferred stock note receivable.
(b)  Represents conversion of SWWT preferred stock into common stock.
(c) Represents reclassification for change in par value per common share to $0.01 per share.
(d) Represents the write-off of deferred costs recorded by SWWT related to the Merger.
(e)  Eliminates SWWT's accumulated deficit.

The pro forma condensed combined balance sheet excludes the estimated transaction costs to be incurred by SanVision in connection with the Merger including the issuance of 6,183,610 shares of SanVision common stock. In accordance with the SEC Accounting Disclosure Rules and Practices, the transaction costs will be charged directly to equity to the extent of the cash received in the merger and any excess costs will be charged to expense. In addition, the pro forma condensed combined balance sheet excludes any impact from the discretionary spending cash account of up to $4,000,000, which cash may be disbursed, at the discretion of the SanVision directors, as defined, for acquisition, compensation and distribution purposes.

         The following sets forth the unaudited pro forma condensed combined statement of operations for SanVision and SWWT for the year ended December 31, 2000 as if the Merger had been effective as of January 1, 2000. See notes to the pro forma condensed combined statement of operations.


             Pro Forma Condensed Combined Statement of Operations
                     For the Year Ended December 31, 2000
                                  (Unaudited)


                                                                              Pro forma          Pro forma
                                       SanVision          SWWT               adjustments          combined
                                     ------------     -------------        --------------      -----------
   Revenues                          $ 26,394,191      $         --        $        --         $26,394,191
   Cost of revenues                    19,266,748                --                 --          19,266,748
                                     ------------      ------------        -----------         -----------
   Gross profit                         7,127,443                --                 --           7,127,443
   Operating expenses:
      General and
      administrative expenses           3,099,730           904,605                 --           4,004,335
      Investment impairment
      charge                                   --           685,000                 --             685,000
                                     ------------      ------------        -----------         -----------
   Operating income (loss)              4,027,713        (1,589,605)                --           2,438,108
   Interest income                        (28,188)          (86,455)                --            (114,643)
   Interest expense                        32,991                --                 --              32,991
                                     ------------      ------------        -----------         -----------
   Income (loss) before
      income taxes                      4,022,910        (1,503,150)                --           2,519,760
   Income taxes                         1,842,935                --           (676,417)(a)       1,166,518
                                     ------------      ------------        -----------         -----------
   Net income (loss)                 $  2,179,975      $ (1,503,150)       $   676,417         $ 1,353,242
                                     ============      ============        ===========         ===========
   Basic earnings per share          $       0.07      $      (0.96)                           $      0.03
                                     ============      ============                            ===========
   Diluted earnings per share        $       0.07      $      (0.96)                           $      0.03
                                     ============      ============                            ===========
   Basic weighted average
      shares outstanding (b)           29,887,454         1,561,127                             41,004,284
                                     ============      ============                            ===========
   Diluted weighted average
      shares outstanding (b)           29,887,454         1,561,127                             41,099,463
                                     ============      ============                            ===========

Notes to pro forma condensed combined statement of operations:
-------------------------------------------------------------

(a) Represents the income tax benefit associated with the loss before income taxes of SWWT.

(b) Pro forma basic and diluted weighted average shares outstanding for SanVision includes the historical weighted average shares outstanding adjusted for the 149,437.27 for one stock split effective July 9, 2001. Pro forma basic and diluted weighted average shares outstanding for SWWT includes the historical weighted average shares outstanding adjusted for the one for two reverse stock split effective prior to the merger. Pro forma diluted weighted average shares outstanding for SWWT does not include common stock equivalents since these would be antidilutive. Pro forma combined basic weighted average shares outstanding includes the shares outstanding as of the merger (including the issuance of 6,183,610 shares of SanVision common stock related to the merger transaction) and also reflects the SanVision and SWWT stock splits noted above. Pro forma combined diluted weighted average shares outstanding includes the pro forma combined basic weighted average shares as well as the impact of the outstanding common stock options and warrants for SWWT using the treasury stock method.

     The following sets forth the unaudited pro forma condensed combined statement of operations for SanVision and SWWT for the six months ended June 30, 2001 as if the Merger had been effective as of January 1, 2001. See notes to the pro forma condensed combined statement of operations.


             Pro Forma Condensed Combined Statement of Operations
                    For the Six Months Ended June 30, 2001
                                  (Unaudited)

                                                                           Pro forma           Pro forma
                                    SanVision            SWWT             adjustments          combined
                                  ------------       -----------        --------------       ------------
   Revenues                       $ 13,254,856       $        --         $          --         13,254,856
   Cost of revenues                  9,448,828                --                    --          9,448,828
                                  ------------       -----------        --------------       ------------
   Gross profit                      3,806,028                --                    --          3,806,028
   Operating expenses:
      General and
      administrative expenses        1,600,753           406,587                    --          2,007,340
                                  ------------       -----------        --------------       ------------
   Operating income (loss)           2,205,275          (406,587)                   --          1,798,688
   Interest income                     (20,377)          (48,742)                   --            (69,119)
   Interest expense                     48,560                 -                    --             48,560
                                  ------------       -----------        --------------       ------------
   Income (loss) before
   income taxes                      2,177,092          (357,845)                   --          1,819,247
   Income taxes                        984,911                 -              (161,030)(a)        823,881
                                  ------------       -----------        --------------       ------------
   Net income (loss)              $  1,192,181       $  (357,845)        $     161,030       $    995,366
                                  ============       ===========        ==============       ============
   Basic earnings per share       $       0.04       $     (0.23)                                    0.02
                                  ============       ===========                             ============
   Diluted earnings per share     $       0.04       $     (0.23)                                    0.02
                                  ============       ===========                             ============
   Basic weighted average
   shares outstanding (b)           29,887,454         1,561,127                               41,004,284
                                  ============       ===========                             ============
   Diluted weighted average
   shares outstanding (b)           29,887,454         1,561,127                               41,050,522
                                  ============       ===========                             ============

Notes to pro forma condensed combined statement of operations:
-------------------------------------------------------------

(a) Represents the income tax benefit associated with the loss before income taxes of SWWT.

(b) Pro forma basic and diluted weighted average shares outstanding for SanVision includes the historical weighted average shares outstanding adjusted for the 149,437.27 for one stock split effective July 9, 2001. Pro forma basic and diluted weighted average shares outstanding for SWWT includes the historical weighted average shares outstanding adjusted for the one for two reverse stock split effective prior to the merger. Pro forma diluted weighted average shares outstanding for SWWT does not include common stock equivalents since these would be antidilutive. Pro forma combined basic weighted average shares outstanding includes the shares outstanding as of the merger (including the issuance of 6,183,610 shares of SanVision common stock related to the merger transaction) and also reflects the SanVision and SWWT stock splits noted above. Pro forma combined diluted weighted average shares outstanding includes the pro forma combined basic weighted average shares as well as the impact of the outstanding common stock options and warrants for SWWT using the treasury stock method.

                     Selected Financial Data of SanVision

          The following table contains certain selected consolidated financial data of SanVision and is qualified by the more detailed Consolidated Financial Statements and Notes thereto included elsewhere in this proxy statement. The consolidated statement of operations data for the years ended December 31, 1998, 1999 and 2000 and the consolidated balance sheet data as of December 31, 1999 and 2000 have been derived from the Consolidated Financial Statements of SanVision which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report included elsewhere herein. The consolidated statement of operations data for the years ended December 31, 1996 and 1997 and six months ended June 30, 2000 and 2001 and the consolidated balance sheet data as of December 31, 1996, 1997 and 1998 and June 30, 2001 are derived from unaudited financial statements. The unaudited financial statements include all adjustments, consisting only of normal adjustments, that SanVision considers necessary for a fair presentation of the financial position and results of operation for such period. This data should be read in conjunction with the Consolidated Financial Statements and Notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere herein.

                                               Six months ended                                Year ended
                                                    June 30                                   December 31
                                               2001         2000         2000         1999         1998         1997         1996
                                           ------------------------  ---------------------------------------------------------------
STATEMENTS OF OPERATIONS DATA:

Revenues                                   $13,254,856  $11,671,751  $26,394,191  $15,104,788  $ 4,689,678  $ 1,386,462  $   456,748
Cost of revenues                             9,448,828    8,518,519   19,266,748   11,735,407    4,155,022    1,032,824      376,522
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
Gross profit                                 3,806,028    3,153,232    7,127,443    3,369,381      534,656      353,638       80,226
Operating expenses:
   General and administrative                1,600,753    1,328,593    3,099,730    1,795,526      468,185      270,648       70,558
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
     Operating income                        2,205,275    1,824,639    4,027,713    1,573,855       66,471       82,990        9,668
Interest expense, net                           28,183        3,803        4,803            -            -            -            -
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
     Income before income taxes              2,177,092    1,820,836    4,022,910    1,573,855       66,471       82,990        9,668
Income taxes                                   984,911      834,143    1,842,935      833,613       63,662       77,397            -
                                           -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net income                                 $ 1,192,181  $   986,693  $ 2,179,975  $   740,242  $     2,809  $     5,593  $     9,668
                                           ===========  ===========  ===========  ===========  ===========  ===========  ===========

Earnings per share (basic
and diluted)                               $      0.04  $      0.03  $      0.07  $      0.02  $         -  $         -  $         -
                                           ===========  ===========  ===========  ===========  ===========  ===========  ===========

Weighted average number of shares
outstanding                                 29,887,454   29,887,454   29,887,454   29,887,454   29,887,454   29,887,454   29,887,454
                                           ===========  ===========  ===========  ===========  ===========  ===========  ===========

BALANCE SHEET DATA:

Current assets                             $10,100,571  $ 8,616,868  $ 9,238,662  $ 5,898,599  $ 1,384,689  $   322,919  $    13,360
Current liabilities                          4,276,846    6,324,695    4,437,345    5,303,908    1,470,412      255,729          501
Working capital                              5,823,725    2,292,173    4,801,317      594,691      (85,723)      67,190       12,859
Total assets                                10,306,215    8,805,539    9,423,332    6,006,904    1,460,937      357,138       50,617
Long term debt,
excluding current portion                            -            -            -            -            -            -            -
Stockholders' equity (deficit)               4,665,331    2,394,806    3,621,949      693,313      (46,929)      15,544        9,951

          Management's Discussion and Analysis of Financial Condition
                    And Results Of Operations Of SanVision

Current Business Environment

     The IT services industry has been impacted by the Internet related downturn starting in early 2000. However, SanVision strictly adhered to its target market focus and avoided marketing its services to high-risk "dot-com" start-up businesses, which enabled the Company to avoid significant deterioration in its business. By contrast, major players within SanVision's competitive landscape, such as Scient, U.S. Web and iXL declined as a result of this negative exposure.

     However, the overall slowdown in the U.S. economy during the current fiscal year has had a major impact on the demand for IT services in general, not only in terms of intense and increasing competition among vendors, but also drastic budget cutting measures initiated by major corporate customers, which have deferred many IT initiatives until the economy improves. In fact, the trend in the marketplace now is to fund only mission critical IT projects and services and to defer or cancel all other initiatives. SanVision has also lost some business since early this year, mainly from its largest customer, which decided not to renew contracts for some of the consultants after the expiration of their contract term or completion of their projects. In some cases, they also cancelled projects in midstream and laid off entire project teams, writing off large amounts of investment. SanVision has made special efforts to establish new client relationships to replace lost business, and was able to secure business from two new clients, including the Salomon Smith Barney unit of Citigroup and the World Wrestling Federation, during the second quarter of 2001.

Results of Operations

                                         Six months ended June 30                    Year ended December 31
                                       -----------------------------      --------------------------------------------
                                            2001            2000              2000             1999           1998
                                       ------------     ------------      ------------     ------------   ------------
Revenues.............................  $ 13,254,856     $ 11,671,751      $ 26,394,191     $ 15,104,788   $  4,689,678
Cost of revenues.....................     9,448,828        8,518,519        19,266,748       11,735,407      4,155,022
                                       ------------     ------------      ------------     ------------   ------------
Gross profit.........................     3,806,028        3,153,232         7,127,443        3,369,381        534,656
Operating expenses:..................
  General and administrative.........     1,600,753        1,328,593         3,099,730        1,795,526        468,185
                                       ------------     ------------      ------------     ------------   ------------
   Operating income..................     2,805,275        1,824,639         4,027,713        1,573,855         66,471
Interest expense, net................        28,183            3,803             4,803                -              -
                                       ------------     ------------      ------------     ------------   ------------
   Income before income taxes........     2,177,092        1,820,836         4,022,910        1,573,855         66,471
Income taxes.........................       984,911          834,143         1,842,935          833,613         63,662
                                       ------------     ------------      ------------     ------------   ------------
Net income...........................  $  1,192,181     $    986,693      $  2,179,975     $    740,242   $      2,809
                                       ============     ============      ============     ============   ============

                                         Six months ended June 30                    Year ended December 31
                                       -----------------------------      --------------------------------------------
                                            2001            2000              2000             1999           1998
                                       ------------     ------------      ------------     ------------   ------------
Revenues.............................     100.0%           100.0%            100.0%           100.0%         100.0%
Cost of revenues.....................      71.3%            73.0%             73.0%            77.7%          88.6%
                                       --------         --------          --------         --------       --------
Gross profit.........................      28.7%            27.0%             27.0%            22.3%          11.4%
Operating expenses:..................
  General and administrative.........      12.1%            11.4%             11.7%            11.9%          10.0%
                                       --------         --------          --------         --------       --------
   Operating income..................      16.6%            15.6%             15.3%            10.4%           1.4%
Interest expense, net................       0.2%             0.0%              0.0%             0.0%           0.0%
                                       --------         --------          --------         --------       --------
   Income before income taxes........      16.4%            15.6%             15.2%            10.4%           1.4%
        Income taxes.................       7.4%             7.1%              7.0%             5.5%           1.4%
                                       --------         --------          --------         --------       --------
Net income...........................       9.0%             8.5%              8.3%             4.9%           0.1%
                                       ========         ========          ========         ========       ========

Six Months Ended June 30, 2001 Compared To Six Months Ended June 30, 2000

     Revenues for the first six months of 2001 were $13.3 million, an increase of $1.6 million, or 13.6%, from $11.7 million for the first six months of 2000. Revenues increased in most major accounts, partially offset by decline in AIG revenues from its peak earlier this year due to cancellation of several projects.

     Cost of revenues for the first six months of 2001 was $9.4 million, an increase of $0.9 million, or 10.9%, primarily due to increased salaries and benefits paid to a large number of consultants on billing. However, on a percentage of revenues basis, the cost of revenues declined from 73.0% in 2000 to 71.3% in 2001, thus increasing the gross operating margin by 1.7%. The increase in gross operating margin percentage was largely due to higher revenue growth versus the increase in direct costs.

     General and administrative expenses for the first six months of 2001 were $1.6 million, an increase of $0.3 million, or 20.5%, from $1.3 million for the first six months of 2000, primarily due to increased sales, marketing and administrative overhead and increased legal and professional fees.

     The effective tax rate was 45.2% for the first six months of 2001 which is consistent with 45.8% for the first six months of 2000.

Year Ended December 31,2000 Compared To Year Ended December 31,1999

     Revenues for the year ended December 31, 2000 were $26.4 million, an increase of $11.3 million, or 74.7 %, from $15.1 million for the year ended December 31, 1999. The increase was primarily due to a substantial increase in billings to several existing customers for new projects related to e-business systems as well as increases in consultant billing rates, partially offset by the loss of the MessageClick account due to restructuring and sale of this customer.

     Cost of revenues for the year ended December 31, 2000 was $19.3 million, an increase of $7.5 million, or 64.2%, primarily due to increased salaries and benefits paid to a larger number of consultants on billing. In addition, included in cost of revenues for the year ended December 31, 2000 is $0.4 million related to a non-cash compensation charge for the issuance of common stock to an officer by the majority shareholder. However, on a percentage of revenues basis, the cost of revenues declined from 77.7% in 1999 to 73.0% in 2000, thus increasing the gross operating margin by 4.7%. The increase in gross operating margin percentage was largely due to higher revenue growth versus the increase in direct costs.

     General and administrative expenses for the year ended December 31, 2000 were $3.1 million, an increase of $1.3 million, or 72.6%, from $1.8 million for the year ended December 31, 1999, primarily due to increased sales, marketing and administrative overhead costs, increased legal and professional fees, as well as a write off of approximately $0.4 million resulting from the settlement of accounts receivable restructuring and sale of MessageClick. In addition, included in general and administrative expenses for the year ended December 31, 2000 is $0.4 million related to a non-cash compensation charge for the issuance of common stock to an officer by the majority shareholder.

     The effective tax rate was 45.8% for the year ended December 31, 2000 as compared with 53.0% for the year ended December 31, 1999. The higher effective rate in 1999 was due to the impact of certain non-deductible expenses based on the lower taxable income in 1999 as compared to 2000.

Year Ended December 31, 1999 Compared To Year Ended December 31, 1998

     Revenues for the year ended December 31, 1999 were $15.1 million, an increase of $10.4 million, or 222.1 %, from $4.7 million for the year ended December 31, 1998. The increase was due to several major new customers, significantly increased business from one existing customer, as well as higher average billing rates for consultants in 1999 versus 1998.

     Cost of revenues for the year ended December 31, 1999 was $11.7 million, an increase of $7.6 million, or 182.4%, primarily due to increased salaries and benefits paid to a larger number of consultants on billing. However, on a percentage of revenues basis, the cost of revenues declined from 88.6% in 1998 to 77.7% in 1999, thus increasing the gross operating margin by 10.9%. The increase in gross operating margin percentage was largely due to higher revenue growth versus the increase in direct costs.

     General and administrative expenses for the year ended December 31, 1999 were $1.8 million, an increase of $1.3 million, or 283.5%, from $0.5 million for the year ended December 31, 1998, primarily due to increased sales, marketing and administrative overhead, increased legal and professional fees and increased management compensation.

     The effective tax rate was 53.0% for the year ended December 31, 1999 as compared with 95.8% for the year ended December 31, 1998. The higher effective rate in 1998 was due to the impact of certain non-deductible expenses based on the significantly lower taxable income in 1998 as compared to 1999.

     Quarterly Results of Operations

     The following tables present certain unaudited consolidated quarterly financial information for each quarter in the years ended December 31, 1999 and 2000 and the first two quarters for the year ending December 31, 2001. In the opinion of SanVision's management, this information has been prepared on the same basis as the consolidated financial statements appearing elsewhere in this proxy statement and includes all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial results set forth herein. Results of operations for any previous quarter are not necessarily indicative of results for any future period.

                                       March 31         June 30          Sept. 30       December 31         March 31
                                         1999             1999             1999            1999               2000
                                     -----------       -----------     -----------      ------------       -----------
STATEMENT OF OPERATIONS DATA:

Revenues                             $ 1,767,208       $ 3,067,165     $  5,178,815     $  5,091,600       $ 5,777,938
Cost of revenues                       2,141,923        22,568,500        3,108,843        3,916,141         4,230,815
                                     -----------       -----------      -----------     ------------       -----------
Gross profit                            (374,715)          498,665        2,069,972        1,175,459         1,547,123
Operating expenses:
   General and administrative            269,626           308,289          628,663          588,948           821,690
                                     -----------       -----------      -----------     ------------       -----------
     Operating income (loss)            (644,341)          190,376        1,441,309          586,511           725,433

Interest expense, net                         --                --               --               --               136
                                     -----------       -----------      -----------     ------------       -----------
   Income (loss) before income
   taxes                                (644,341)          190,376        1,441,309          586,511           725,297

Income taxes                            (341,284)          100,836          763,408          310,653           332,266
                                     -----------       -----------      -----------     ------------       -----------
     Net income (loss)                  (303,057)           89,540          677,901          275,858           393,031
                                     ===========       ===========      ===========     ============       ===========
Earnings (loss) per share
(basic and diluted)                  $     (0.01)      $      0.00      $      0.02     $       0.01       $      0.01
                                     -----------       -----------      -----------     ------------       -----------
Weighted average
number of shares outstanding          29,887,454        29,887,454       29,887,454       29,887,454        29,887,454
                                     -----------       -----------      -----------     ------------       -----------

                                       June 30          Sept. 30       December 31       March 31           June 30
                                         2000             2000            2000             2001               2001
                                     -----------       -----------     -----------      ------------       ------------
STATEMENT OF OPERATIONS DATA:

Revenues                             $ 5,893,813       $ 6,985,961     $ 7,736,479      $  7,421,191       $  5,833,665
Cost of revenues                       4,287,704         5,020,113       5,728,116         5,281,850          4,166,978
                                     -----------       -----------     -----------      ------------       ------------
Gross profit                           1,606,109         1,965,848       2,008,363         2,139,341          1,666,687
Operating expenses:
   General and administrative            506,903           933,731         837,406           765,921            834,832
                                     -----------       -----------     -----------      ------------       ------------
     Operating income (loss)           1,099,206         1,032,117       1,170,957         1,373,420            831,855

Interest expense, net                      3,667            (1,498)          2,498            (1,580)            29,763
                                     -----------       -----------     -----------      ------------       ------------
   Income (loss) before income
   taxes                               1,095,539         1,033,615       1,168,459         1,375,000            802,092

Income taxes                             501,877           473,509         535,283           622,047            362,864
                                     -----------       -----------     -----------      ------------       ------------
     Net income (loss)               $   593,662       $   560,106     $   633,176      $    752,953       $    439,228
                                     ===========       ===========     ===========      ============       ============
Earnings (loss) per share
(basic and diluted)                  $      0.02       $      0.02     $      0.02      $       0.03       $       0.01
                                     -----------       -----------     -----------      ------------       ------------
Weighted average
number of shares outstanding          29,887,454        29,887,454      29,887,454        29,887,454         29,887,454
                                     -----------       -----------     -----------      ------------       ------------

Liquidity and Capital Resources

         As of June 30, 2001, SanVision had net working capital of approximately $5.8 million composed primarily of accounts receivable and cash and cash equivalents. SanVision has historically financed, and continues to finance, its business mainly with cash flow from operations and has not obtained any outside institutional equity funding, such as a venture capital or private equity fund.

         However, the cash flow from operations varies significantly from month to month primarily due to changes in net income, collection of accounts receivable and tax payments. For this reason, in May 2000, SanVision negotiated a revolving credit facility for $3 million with a finance company, which allows borrowings up to the available borrowing base, based on the amount of eligible accounts receivable outstanding at the end of the previous month. This line of credit is committed by the lender until May 2002 unless renewed, although under the terms of the loan agreement, the combination with SWWT will require lender's approval for the facility to continue. The borrowings under this facility bear interest at the bank's prime rate plus one percent and borrowings under the credit facility are secured by substantially all assets of SanVision. The credit line has generally remained unused and currently there is no material amount outstanding against this facility.

         Net cash provided by operating activities was $2,553,000 for the six months ended June 30, 2001 as compared to $706,000 for the six months ended June 30, 2000. The increase in cash provided by operating activities is due primarily to a significant decrease in accounts receivable offset by a decrease in accounts payable.

         Net cash used in operating activities was $55,000 for the year ended December 31, 2000 as compared to net cash provided by operating activities of $1.1 million for the year ended December 31, 1999. The decrease in cash provided by operating activities was due primarily to a significant decrease in accrued expenses offset by an increase in net income.

         Net cash provided by operating activities was $1.1 million for the year ended December 31, 1999 as compared with $0.3 million for the year ended December 31, 1998. The increase in cash provided by operating activities was due primarily to the increase in net income.

         Net cash used in investing activities was $8,000 for the six months ended June 30, 2001 as compared to $46,000 for the six months ended June 30, 2000. This cash was used for purchases of property and equipment.

         Net cash used in investing activities was $83,000 for the year ended December 31, 2000 as compared to $22,000 for the year ended December 31, 1999. This cash was used for purchases of property and equipment.

         Net cash used in investing activities was $22,000 for the year ended December 31, 1999 as compared to $64,000 for the year ended December 31, 1998. This cash was used for purchases of property and equipment.

         Net cash used in financing activities was $12,000 for the six months ended June 30, 2001 as compared to net cash provided by financing activities of $76,000 for the six months ended

June 30, 2000. The cash used in financing activities in 2001 was in connection with repayments under the Company's $3,000,000 revolving line of credit facility. The cash provided by financing activities in 2000 was related to an advance on a note payable to a shareholder.

         Net cash provided by financing activities was $12,000 for the year ended December 31, 2000 as compared to net cash used in financing activities of $102,000 for the year ended December 31, 1999. The cash provided in 2000 was in connection with borrowings under the Company's $3,000,000 revolving line of credit facility. The cash used in financing activities for 1999 was related to a repayment on a note payable to a shareholder.

         Net cash used in financing activities was $0.1 million for the year ended December 31, 1999 as compared to $49,000 for the year ended December 31, 1998. The cash used in 1999 was due to the repayment of a note payable to the sole shareholder. The cash used in 1998 was due to the payment of a dividend of $65,000 to the sole shareholder in 1998 offset by the proceeds from an advance under a note payable to the sole shareholder in the amount of $16,000.

         SanVision believes that cash generated from operations and its current cash balance and line of credit will be sufficient to satisfy its projected working capital and planned capital expenditure requirements for the foreseeable future. However, if SanVision requires additional funds to support working capital requirements or for other purposes, it may seek to raise the funds through public or private equity financings or from other sources. Additional financing may not be available, or, if it is available, it may be dilutive or may not be obtainable on acceptable terms.

Qualitative and Quantitative Disclosures about Market Risks

         As discussed in the notes to the December 31, 2000 SanVision financial statements, SanVision's only debt obligation which is interest bearing is a $3.0 million revolving line of credit which bears interest at the bank's prime rate plus 1%. To date, there have been minimal borrowings under this line of credit.

         SanVision's earnings and cash flow are subject to fluctuations due to changes in foreign currency exchange rates in connection with its subsidiary in India. SanVision does not anticipate any material currency risk to its financial condition or results of operations resulting from currency fluctuations.

                        Selected Financial Data of SWWT

         The selected financial data presented below for the period from January 7, 2000 (inception) through December 31, 2000 are derived from the financial statements of SWWT. The financial data set forth below should be read in conjunction with the financial information included elsewhere herein and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                   Period from             Period from
                                                 January 7, 2000         January 7, 2000
                                                 (inception) to          (inception) to        Six months ended
                                                December 31, 2000         June 30, 2000         June 30, 2001
                                                -----------------         -------------         -------------
Operating expenses......................           $1,589,605             $    366,052              $406,587
                                                   ----------
Interest income ........................               86,455                   14,829                48,742
                                                       ------
Net loss ...............................           (1,503,150)                (351,223)             (357,845)
                                                    ---------
Net loss per common share -
     basic and diluted(1)...............               ($0.48)                  ($0.11)               ($0.11)
Weighted average common
     shares outstanding(1)..............            3,122,254                3,122,254             3,122,254
                                                    ---------

                                                                                              June 30,
                                                                                   ------------------------------
                                                       December 31, 2000             2000               2001
                                                       -----------------          ------------       ------------
Balance sheet data (at end of period):
Working capital.................................            $1,321,850              $1,923,777         $  847,645
Total assets....................................             2,018,614               2,819,857          1,908,252
Redeemable preferred stock......................             3,485,955               3,485,955          3,485,955
Total liabilities...............................               446,764                 596,080            694,247
Accumulated deficit.............................            (1,506,272)               (354,345)        (1,864,117)
Stockholders' deficit...........................            (1,914,105)             (1,262,178)        (2,271,950)

_____________________________
(1) See Note 5 to the financial statements of SWWT appearing elsewhere in this proxy statement for information with respect to the calculation of share and per share data.

                 SWWT Management's Discussion and Analysis of
                 Financial Condition and Results of Operations

         The following discussion contains, in addition to historical information, forward-looking statements. The forward-looking statements were prepared on the basis of certain assumptions which relate, among other things, to the estimated expenses of SWWT. Even if the assumptions on which the forward-looking statements are based prove accurate and appropriate, the actual results of SWWT's operations in the future may vary widely from current expectations.

General

         On April 14, 2000, SWWT and its newly-formed wholly-owned subsidiary ENWC Acquisition, Inc. entered into a merger agreement with E-Newco. The merger, which became effective on April 24, 2000, was accounted for as a purchase of SWWT by E-Newco in a "reverse acquisition" because the pre-merger stockholders of SWWT did not have voting control of the combined entity after the merger. In a reverse acquisition, the accounting treatment differs from the legal form of transaction, because the continuing legal parent company, SWWT, is not assumed to be the acquirer and the financial statements of the combined entity are those of the accounting acquirer (E-Newco), including any comparative prior year financial statements presented by the combined entity after the business combination. Consequently, the December 31, 2000 financial statements included herein are those of E-Newco as adjusted for the recapitalization described below. No pro-forma information giving effect to the acquisition is required because SWWT, prior to the merger, was a public corporation without substantial business operations. In accordance with the reverse acquisition accounting treatment, the capital accounts of E-Newco were recapitalized to give effect to the merger exchange ratio (757.772 shares of Series B Convertible Preferred Stock of SWWT for each share of common stock of E-Newco).

Results of Operations

         SWWT had no operations for the period ended December 31, 2000. For the period from January 7, 2000 (inception) through December 31, 2000, SWWT incurred a net loss of $(1,503,150) or $(.48) per share. Operating costs of $1,589,605 consisted primarily of accrued payroll expenses ($241,000), insurance expense ($210,000), professional fees ($365,000), write down due to permanent impairment of SWWT's investment in SchoolNet ($250,000) and write-off of the advance receivable from DigaFuel ($435,000). Offsetting these costs was other income of $86,455 principally related to interest income from the notes receivable and short-term cash investments.

         SWWT had no operations in the six months ended June 30, 2001. In the quarter ended June 30, 2001, SWWT incurred a net loss of $(175,326), or $(.05) per share. For the quarter ended June 30, 2001, general and administrative expenses of $196,984, consisting of professional fees, insurance expense and payroll expenses, were offset by other income of $21,658 related to interest income from notes receivable and short-term cash investments.

         For the six months ended June 30, 2001, SWWT incurred a net loss of $(357,845) or $(.11) per share. General and administrative costs of $406,587 principally related to professional fees, insurance expenses and payroll expenses. Offsetting these costs was other income of $48,742, principally related to interest income from the note receivable and short-term cash investments.

         General and administrative expenses decreased $169,068 or 46% for the three months ended June 30, 2001 as compared to the same period in 2000, due mainly to lower professional fees in 2001.

         General and administrative expenses increased $40,535 or 11% for the six months ended June 30, 2001 as compared to the same period in 2000, due mainly to an increase in insurance expenses in 2001.

Liquidity and Capital Resources

         Cash used in operating activities for the period from January 7, 2000 (inception) to December 31, 2000 was $735,017. Cash used in investing activities for the period from January 7, 2000 (inception) to December 31, 2000 was $935,000, which consisted of a $500,000 investment in SchoolNet and a net $435,000 advance to DigaFuel. Cash provided by financing activities for the period from January 7, 2000 (inception) through December 31, 2000 was $3,325,000, which consisted of the proceeds from the issuance of preferred stock. SWWT had working capital of $1,321,850 at December 31, 2000.

         Net cash used in operating activities was $26,995 for the six months ended June 30, 2001. Net cash used in investing activities was $116,360 for the six months ended June 30, 2001, which consisted of legal fees relating to the proposed merger with SanVision. SWWT had working capital of $847,645 at June 30, 2001.

         Management of SWWT believes that existing cash balances will be sufficient to finance SWWT's currently anticipated working capital requirements and capital expenditure requirements for at least twelve months; provided that if the series B preferred stock is redeemed by SWWT under the terms of the certificate of designations, SWWT's cash and cash equivalent balance would likely be insufficient to cover its obligations. At this time, we anticipate that the electing stockholders will rescind their election to redeem the series B preferred stock in connection with the proposed merger with SanVision. See "Business of SWWT - General." However, if the redemption occurs, SWWT will be required to seek additional capital to finance its operations and growth strategy, which financing could include bank borrowings or the issuance of equity or debt securities. In addition, SWWT may be required to seek additional capital to supplement its balance sheet in connection with the proposed merger with SanVision. In any such event, there can be no assurance that SWWT will be successful in obtaining sufficient additional funds on terms that it considers acceptable, or at all. Failure to raise sufficient funds would have a material adverse effect on SWWT's business, financial condition and results of operations.

         SWWT plans to use its cash to pay ongoing general and administrative expenses, which are anticipated to be minimal, and to pursue potential business combination transactions, including consummation of the proposed merger with SanVision. We cannot assure you that SWWT will be successful in executing its acquisition strategy. SWWT intends to utilize cash, equity, debt or a combination thereof to finance its operations and its growth strategy. Although SWWT management believes that additional capital may be required in connection with the closing of the proposed merger with SanVision and any additional future acquisitions, the necessity for and the amount and nature of any future borrowings or other financings by SWWT will depend on numerous considerations, including SWWT's capital requirements, its perceived ability to service its debt and prevailing conditions in the financial markets and the general economy. We cannot assure you that additional capital will be available on terms acceptable to SWWT, or at all.

Qualitative and Quantitative Disclosures about Market Risk

         SWWT is not exposed to market risk related to changes in interest rates. SWWT does not use derivative financial instruments.

                             Business of SanVision

         SanVision provides Information Technology ("IT") related professional services which allow business clients to combine the scope and efficiencies of web based technologies with their existing business processes, facilitating procurement, sale of products and services, provision of customer service, supplier transactions and communication with their employees over the web. It offers a broad range of IT services to its clients who desire to outsource any such services or retain outside consultants to supplement their in-house IT initiatives. SanVision's application development services include all facets of IT solutions from writing custom codes for new applications, to web enabling existing applications, to seamless systems integration. SanVision also provides post-production managed services for maintenance of its clients' applications and systems infrastructure, including databases, networks and operating systems administration to help maintain, monitor, support and upgrade complex and high performance systems and applications 24 hours, 7 days a week. Currently, SanVision focuses on marketing its IT solutions and managed services primarily to large companies in industries that have historically devoted relatively large percentages of their overall operating budgets to information technology, such as the financial services, insurance, media and telecommunications industries. SanVision believes that it offers a number of benefits and differentiated services to its clients, which enables SanVision to capitalize on the rapid growth in the IT services industry. In all of SanVision client engagements, it applies its methodology and quality assurance process to deliver at a reasonable cost services that provide the high level of quality demanded by major corporations and global institutions.

         SanVision was incorporated in New Jersey under the name SanVision Technology Inc. on January 22, 1992 and continued as a single person consulting company until late 1997. It began operation as a company engaged in its current lines of business in October 1997 and has also been doing business as SVT Inc. in New York, New Jersey and Connecticut. SanVision currently has approximately 125 employees and approximately 40 independent contractors in the U.S. In addition, there are approximately 20 employees in India as well as numerous trainees on a stipend in North America.

         The address of SanVision is 59 John Street (3/rd/ Floor), New York, NY 10008, Telephone: (212) 571-6904.

Industry Information

         This proxy statement includes data concerning the information technology professional services industry that SanVision obtained from material published by International Data Corporation, Software Productivity Research, McKinsey & Company and the Gartner Group. These sources generally indicate that they have obtained information from sources that they believe are reliable, but that they do not guarantee the accuracy and completeness of the information. Although SanVision believes that these industry sources are reliable, it has not independently verified their data. SanVision also has not sought the consent of any of these sources to refer to their data in this proxy statement as they are in the public domain.

         Worldwide demand for IT services is growing rapidly and certain segments within the information technology services market are experiencing particularly rapid growth. According to

International Data Corporation, an information technology market research firm, the market for web based IT professional services will grow from $16 billion in 1999 to approximately $99 billion in 2004. Despite recent downward pressure on IT spending, the pace of technological advance has accelerated. In order to remain competitive, companies are increasingly required to adopt emerging technologies, such as e-CRM technologies, e-business and e-commerce applications, data warehousing, supply chain management and middleware / enterprise application integration. These emerging technologies offer the promise of faster, more responsive, lower cost business operations.

         In recent years, the explosive growth of the IT services industry has been achieved mainly by the widespread acceptance of the Internet by businesses. The Internet is one of the fastest growing means of communication, reaching consumers and businesses globally. Companies are increasingly using web-based technologies to improve their core business processes, lower operating costs and acquire new capabilities. Many companies have identified new possibilities to extend and complement their existing products and services. Other companies have adopted the Internet as the primary platform to conduct transactions with their customers, suppliers and business partners. SanVision believes that the Internet represents a revolutionary and powerful technology through which larger businesses will conduct day-to-day operations, eventually replacing to a large extent the current manual processes, such as communication with suppliers and customers by phone, fax and mail. As a result, many senior executives rank their Internet strategy among their highest corporate priorities as new web based technology is replacing old processes, but is still changing and rapidly developing.

         IT Services Outsourcing Trend

         As the Internet started gaining acceptance for e-commerce, initially, most businesses created their web pages as their digital brochures with static product and services information. However, in order to take full advantage of the opportunities presented by the Internet for conducting actual business on the web, merely creating attractive web pages is insufficient. Businesses must use web-based applications that enable them to conduct sophisticated business transactions in real time. However, development, integration and on-going management of such web based technologies and applications present major challenges and require a large number of highly skilled individuals trained in many diverse, new and developing technologies, which can be inefficient, inflexible and costly. To develop and run effective new web-based applications, enhance and re-engineer the core legacy systems for e-business, larger companies need business strategists, Internet technology experts, creative designers, application developers, systems integrators and application support personnel. Increasingly, therefore, companies turn to solutions providers such as SanVision to provide these services, either by outsourcing entire projects, or by retaining outside consulting talents to supplement in-house IT initiatives. These outsourcing needs have generated a substantial demand for professional services vendors and consultants.

         Off-shore Trend

         Many non-technology companies have made the strategic decision to focus on their core business and reduce their operating cost structures rather than invest in the additional large IT staffs that are necessary to evaluate, implement and manage IT initiatives in a rapidly changing environment. As the global demand for IT services has increased, the number of qualified technical professionals in the U.S. has not kept pace with such demand. As a result, some IT service providers have attempted to access the large talent pool in certain developing countries, particularly India. India is widely acknowledged as a leader in off-shore software development and has the second largest pool of IT talent after the U.S. According to a study released in December 1999 by McKinsey & Company, Inc. on behalf of India's National Association of Software and Services Companies (or "NASSCOM"), India falls in the "high quality - low-cost" quadrant, whereas most high quality provider countries like Israel, Ireland and Singapore serving the U.S. market carry higher costs; and most of the other low-cost countries like China, Philippines, Hungary and Russia do not provide high quality. Historically, IT service providers have used the off-shore labor pool primarily to supplement the internal staffing needs of customers. However, evolving customer demands have led to the utilization of off-shore resources for higher value-added services. Such services include providing IT solutions and outsourcing application development, systems integration and maintenance. The Internet allows skilled Indian professionals to provide such services for clients in the U.S. from India.

         The use of off-shore personnel can offer a number of benefits, including faster delivery of new IT solutions, more flexible scheduling and lower costs. Furthermore, according to NASSCOM, India, currently has the second largest English-speaking pool of scientific professionals, second only to the United States. There are a large number of educational institutions, including engineering colleges, technical institutes and polytechnics that annually train over 73,500 computer professionals. In addition, SanVision believes that the quality of technical training in India is among the highest in the world. According to the McKinsey study, overall annual revenues from the Indian information technology software and service industry have grown from $150 million in 1988-1989 to $3.9 billion in 1998-1999 and, assuming that the right policies be put in place, may grow to approximately $87 billion in 2008.

SanVision Vertical Expansion Plan

         SanVision's current business is concentrated in the financial services and insurance industries. This segment of the market was targeted by SanVision primarily because it is by far the largest vertical segment in the U.S. The IT services market for financial institutions is estimated by the Gartner Group to remain a significant portion of the entire industry in the foreseeable future. More importantly, major financial institutions have historically been early in adopting new technologies. The industry is dominated by a limited number of global institutions and, during the last decade, technology has been a key driver of competitive advantage among them. Therefore, the same institutions have been early adapters of all major break-through technologies, first to client-server configuration (away from mainframe computing), then ERP systems, networking etc. Now that these older technologies are giving way to web based technologies, providing web technology services to the financial services industry gives SanVision an advantage of lead time on its competitors, who may not be so active in this industry since they may have built their company and clientele around a skill base and expertise in other technologies, or a different vertical segment. As SanVision has gained valuable experience with financial clients who are in the leading edge of technology, it intends to use this competitive advantage by expanding into other industries that may be behind the technology curve and are looking to outsource services to vendors who have already designed and implemented IT solutions based on the latest technologies.

         The IT solution vendor marketplace in SanVision's industry niche has historically been very fragmented. The primary reason for this is the fact that most large financial institutions have been reluctant to outsource their mission critical systems and have preferred to retain control by owning the "brain trust" and institution-specific systems. Therefore, they have traditionally spread the work among many vendors, some of them smaller public and private companies operating in specialized horizontal niches and many staff augmentation companies. However, having established credibility with global institutions in this vertical, as well as in the media and telecommunication vertical, SanVision believes that it can successfully expand its target market both to other verticals and geographically within the same verticals.

Competition

         Historically, SanVision has operated in a large but highly fragmented competitive environment, which does not have many leaders. Most of its direct competitors were small to medium sized companies, both public and private, who operated in certain technologies, certain vertical markets, and/or certain geographic areas, but did not provide a full service offering. SanVision's goal was to provide end-to-end solutions in the chosen vertical, technology and geographic area to build a niche that is defensible against larger, better capitalized competitors. The pace of consolidation in this segment has increased significantly in the recent years, especially due to the dot-com "melt-down", the recent slow down in the U.S. economy and the slackening demand for IT services. As SanVision's business was not focused on dot-com start-ups, unlike many of SanVision's competitors, the demise of dot-coms has not materially affected its revenues and profits.

         However, as SanVision grew rapidly, it faced a much higher level of competitive pressure, which has and will continue to intensify. Many of SanVision's current and potential competitors have longer operating histories and substantially greater financial, marketing, technical and other resources. Some of these competitors have a greater ability to provide services on a national or international basis and may be able to adjust more quickly to changes in customer needs or to devote greater resources to providing Internet professional services. Such competitors may attempt to build their presence in SanVision's markets by forming strategic alliances with other competitors or its customers, offering new or improved products and services to SanVision's customers or increasing their efforts to gain and retain market share through competitive pricing. Some companies have developed particularly strong reputations in niche service offerings or local markets, which may provide them with a competitive advantage. In addition, there is intense competition for quality technical personnel at the high end, resulting in increased personnel costs for SanVision. Such competition may adversely affect SanVision's gross profits, margins and results of operations. Furthermore, SanVision believes the barriers to entry into its markets are relatively low, which enables new competitors to offer competing services. Currently, SanVision faces competition from the following:

         . Major Indian information technology services companies, such as HCL Technologies, Infosys Technologies Ltd., Satyam Computer Services Limited, Silverline Technologies Ltd., Tata Consultancy Services and Wipro Limited, all of which have significant off-shore capabilities and are well established in the U.S.;

     . U.S. information technology services companies with off-shore capabilities, such as Cognizant Technology Solutions Corp., Complete Business Solutions Inc. and iGate Capital Corporation;

     . Internet professional services and systems integration firms, such as Cambridge Technology Partners Inc., Viant Inc., Scient Inc., Proxicom Inc., and Sapient Corp.;

     . Large international accounting firms and their consulting affiliates, such as Accenture LLP, KPMG, , Deloitte and Touche LLP and PricewaterhouseCoopers LLP;

     . Outsourcing firms, such as Computer Sciences Corp., Electronic Data Systems Corp., International Business Machines Corp. and Perot Systems Corp.; and

     .    In-house information technology departments.

     SanVision believes that the principal competitive factors in the market for IT services include technical expertise, breadth of service offerings, reputation, financial stability and price. To be competitive, it must respond promptly and effectively to the challenges of technological change, evolving standards and its competitors' innovations by continuing to enhance its service offerings and expand its sales channels. Any pricing pressure, reduced margins or loss of market share resulting from its failure to compete effectively could materially affect its business.

SanVision Products and Services

     SanVision offers its clients a broad range of IT services, including application development, migration and maintenance, e-business solutions, post-production maintenance and managed services including databases, operating systems and network administration. It has also begun to focus on customer relationship management or CRM services, which enable its clients to manage their customers as key assets more effectively. Generally, on application development and systems integration project engagements, a SanVision project team not only designs the application on a customized basis, but also integrates it with the clients' complex proprietary systems and databases. Sometimes these applications also need to be integrated with major third party vendor products, such as IBM server software packages and e-CRM products. SanVision undertakes client engagements both on a project management basis, where SanVision has complete responsibility for managing the project, and also by providing a team of consultants working under a client's or a third party project manager's supervision.

     On managed services engagements, SanVision project teams provide ongoing monitoring, performance reviews, maintenance and technical support for client applications, databases, system infrastructure and networks. For example, SanVision is a part of the so-called "Pinnacle Alliance" with Computer Services Corporation, AT&T, Verizon and Accenture LLP, to which JP Morgan has outsourced all managed services for 7 years. In addition, SanVision teams help manage high performance websites like www.cablevision.com and provide various web related
                          -------------------
managed services like firewall, security, database management and technical help desk.

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     Many of SanVision's projects are executed exclusively on-site at the clients' offices or data centers. Due to the current slowdown in the U.S. economy and the pressure on client IT service budgets, the marketplace has recorded a sharp rise in the demand for lower cost off-shore services, notably for services performed in India. As most of SanVision projects require continuous management of deliverables and user interface, it is unlikely that they could be efficiently executed entirely off-shore without any on-site presence. Therefore, SanVision has developed methodologies and processes for flexible on-site/off-shore delivery capabilities, by engaging a "virtual" project team located at various locations both in the U.S. and India, which it intends to increasingly use in its projects, allowing it to access highly skilled, relatively low cost information technology professionals in India and to integrate their work on a client project either on their site or at SanVision facilities in the U.S. SanVision believes that this methodology reduces project cost for clients without sacrificing quality of execution.

     One example of how SanVision distinguishes itself from similar IT service firms is SanVision's flagship product e-Framework. This is a complete framework
                                      -----------
and architecture for rapid e-business application development, originally developed by SanVision for the financial services industry, and can be customized for various industries and product lines by building "modules" to serve specific purposes. This can not only significantly reduce developmental time (and hence costs), but also shortens the learning curve since the application does not need to be built from scratch. Two such modules have already been developed, one for an insurance line of business and one for an investment banking product, and several other modules are under development. As these modules are completed, each becomes a complete and separate specific product, for example for property & casualty insurance or fixed income securities etc., which can be licensed separately. However, SanVision being an IT services company, it has neither applied for a patent for this product, nor yet attempted to collect a license fee from clients. Rather, SanVision uses it to its advantage while competing with major competitors, like "Big 5" accounting firms, to win application development project assignments. In addition, SanVision has developed several developmental tools, methodologies and processes that it uses to deliver the projects successfully on time and on or below budget. These tools cut down either on development time, increase flexibility or reduce complexity of e-business or other web related application development.

SanVision Competitive Advantage

     SanVision believes that it offers a number of benefits and differentiated services to its clients, which enables it to capitalize on the rapid growth in the information technology services industry:

     A broad range of information technology services offering

     Increased demand for IT professional services has attracted many firms to this market. SanVision believes that only a few firms provide a comprehensive set of offerings that are required by larger clients. For example, many traditional IT service providers do not have the skills required to create interesting web-based content and provide a favorable user-experience. Advertising and design firms typically lack the technical expertise and integration skills necessary to deliver sophisticated software applications that are required to run increasingly complex business transactions. Most application development firms and systems integrators do

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not typically provide a comprehensive range of post-production managed services.
SanVision can provide a comprehensive suite of service offerings delivering the entire end-to-end solution from design to implementation to integration to maintenance.

     Proven scalable processes with leading methodologies, architecture, developmental tools/products

     SanVision's proven processes, methodologies and quality assurance, which it uses against major competitors who enjoy a more established reputation and brand-name recognition, have been successful with global multinational clients in the financial services industry, such as AIG, Citigroup and JP Morgan. For example, SanVision has successfully used its architecture, products such as e-Framework (see SanVision Products and Services section above) and developmental tools to win projects bidding against major competitors.

     Highly skilled, relatively low cost information technology professionals

     SanVision's value proposition is that it can deliver comparable quality as its major brand name competitors at a significantly lower cost. By virtue of having global recruitment capability and importing foreign talent from India, Sri Lanka, Russia, Eastern Europe and Israel, under the H1-B visa category, SanVision is capable of providing very high quality service with relatively low-cost professionals, even for projects done on-site at client location. The U.S. marketplace prices foreign software engineers temporarily in the U.S. on H1-B visa status significantly lower than American engineers with comparable skills and experience.

     SanVision's off-shore delivery capability and methodology

     SanVision has developed a virtual project management methodology whereby it is able to effectively manage professional teams in geographically disperse areas, such as various client sites, and SanVision's off-shore development teams in India that can provide 24- hour a day development and technical support (due to the time difference) without sacrificing quality or performance. SanVision's Indian recruitment and training facility provides access to a very deep talent pool at a much lower cost. Average annual wages in India have historically been approximately 15-20% of that of their U.S. counterparts. This enables SanVision to deliver the same quality of execution as on-site projects at a significantly lower cost.

     SanVision's in-house training facilities

     SanVision is committed to in-house training facilities in India and in the U.S. that allow the employees to learn their specialized technical skills in-depth, with the focus being on practical, hands-on training on live systems and latest software actually used by clients. SanVision's focus on continuous training not only increase SanVision's cost effectiveness vis-a-vis competitors since clients are willing to pay more for similarly skilled and trained consultants, but also provides it with a competitive advantage in recruiting and retaining information technology professionals who wish to work on state-of-the-art technology.

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         SanVision's client engagement methodology

         SanVision has a number of executive consultants who are not only adept in technology but, in addition to their role as project manager or technical lead, also perform the duties of a client relationship manager. Therefore, by gaining client confidence with ideas that help the business, such as automating certain processes that result in cost savings or improved efficiency, they are often able to generate new projects for SanVision.

         SanVision's industry-specific knowledge and experience

         SanVision has developed extensive knowledge and experience in the insurance, banking, media and telecommunications industries, which reduces SanVision's learning curve on new engagements in these industries, and allows it to accurately define and deliver tailored solutions that effectively address the challenges that its clients face.

Business Strategy

         SanVision's goal is to be a leading global provider of information technology services. SanVision intends to achieve this goal through business strategies which emphasizes the following elements:

               .    Expanding its services offerings geographically;

               .    Expanding its target market vertically;

               .    Building "brand equity" and market recognition;

               . Attracting and retaining outstanding professionals, especially in the high-end;

               .    Developing and enhancing partner relationship with clients;

               .    Broadening industry knowledge and technology offering;

               .    Pursuing and developing strategic relationships; and

               .    Supplementing organic growth by external acquisitions.

         Specifically, it is pursuing the following strategies to achieve this objective:

         Geographic Expansion

         Since inception, SanVision has sought and developed clients and relationships almost exclusively in the Wall Street community in the downtown Manhattan area, where many of the global financial institutions have their IT operations located. However, having established credibility with these institutions, SanVision is seeking geographic expansion, both to other large institutions located elsewhere in the U.S. and Europe, as well as to other locations of the same institutions where client relationships already exist. SanVision believes that the track record established with major clients like AIG, JP Morgan, Deutsche Bank, Merrill Lynch and

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Citigroup will be helpful, but is aware that it has grown so far without a sales force and minimal expenditure on infrastructure, and this strategy will require an increased level of expenditure in sales and marketing efforts as well as a higher level of fixed costs that may be required for opening sales offices around the U.S. and Europe.

         Target Market

         While SanVision has developed considerable vertical industry experience in the financial services industry, particularly in insurance and investment banking, and to a lesser extent in media and telecommunication, many of the web based technologies that SanVision specializes in are applicable to other industries, such as transportation, automotive, industrial and retail. In particular, SanVision's managed services and technical support offerings are industry neutral and are just as equally applicable to any medium to large organization. Therefore, SanVision believes that its target market should be much broader to encompass various other industries, as long as they meet the "need for service" criteria in terms of size, outsourcing philosophy and IT services budgets.

         Building Brand Equity

         SanVision plans to establish and build recognition of the SanVision brand name through an aggressive marketing strategy, which will emphasize its value proposition, client roster, full range of services, industry expertise, broad knowledge of business processes, off-shore capability and its global delivery model. To this end, SanVision believes that its advisors and the outside board members will be very helpful.

         Attract and Retain Outstanding Professionals

         SanVision's rapid growth in the past has been materially influenced by its executive consultants which constitute about 10% of its workforce. These executive consultants are outstanding professionals who not only understand technology and business processes, but also perform client relationship management functions, which often leads to generation of new business with the existing clients. SanVision treats them as business partners and compensates them by means of profit sharing bonuses for new business. To continue to fuel future growth in business, SanVision needs to attract and retain more executive consultants of their caliber since SanVision's ability to build meaningful competitive advantages is dependent on its ability to attract and retain highly skilled, dedicated and experienced professionals like them.

         Client Partnership

         SanVision seeks to establish close and long term relationships with its clients. To the extent its clients are global institutions with massive IT related spending budgets, SanVision believes that by partnering with its existing client base, it could deepen existing relationships and gain additional business in the future. For example, SanVision partnered with a large client which had cancelled building a critical application when 80% of the first phase was completed, due to a reduction of their IT budgets this year. SanVision completed the remaining portion of this phase of the project at its own expense and allowed the client to put it in production so that the future phases of the project would be awarded to SanVision, as and when such budget is approved. SanVision believes that partnering with similar major institutions, especially where

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SanVision is currently a vendor of insignificant size, could lead to becoming one of their primary vendors.

         Broaden Industry Knowledge and Offering

         SanVision is targeting other industries to gain business knowledge and expertise to complement what it has done for the financial services industry. SanVision's strategy in this respect is to begin a partnership with one major client in the industry and develop its knowledge base of the industry, technology preference and business processes and practices, as it has learned about the insurance industry by partnering with AIG. It is also investing in learning more about the latest technologies that are gaining widespread acceptance, such as the newer e-CRM software and applications and is closely following technology marketplace trends.

         Strategic Relationships

         SanVision intends to develop strategic relationships with major technology providers, complementary service providers and explore joint marketing opportunities with strategic partners. On the technology side, currently SanVision is a Microsoft Certified Solution Provider and has been certified by Sun Professional Services as a preferred provider. On the managed services business, SanVision has established a strategic relationship with Globix Inc. for hosting and co-locating client hardware as well as Data Access Inc. for other data center services that are complementary to SanVision's services, so that it can provide comprehensive outsourcing of managed services. SanVision intends to establish similar relationships with other providers, such as e-CRM and web-based EDI software companies, who have already been successful in establishing themselves in the marketplace.

         External Growth

         SanVision's business plan includes an aggressive strategy of acquiring other companies in similar or complementary business. While remaining opportunistic in terms of availability and price, the ideal candidates from SanVision's perspective are companies with successful track record, major client base and sound management, so that synergies can be achieved and the growth potential realized without having to run the day-to-day operations of the acquired companies, which may strain SanVision's senior management. SanVision is aware that it will need to raise substantial additional capital to implement this strategy of aggressive external growth.

Sales and Marketing

         To date, SanVision has generated significant growth in revenues without an organized sales force. Historically, client engagements and, consequently, revenues were created primarily by the efforts of Mr. Sethi and other senior technology professionals within the company who were managing existing client relationships. SanVision has a number of executive consultants who are not only adept in technology but, in addition to their role as project manager or technical lead, also perform the duties of a client relationship manager. Therefore, by gaining client confidence with ideas that help the business, such as automating certain processes that result in cost savings or improved efficiency, they are often able to generate new projects for SanVision

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during or upon completion of their current engagement. In addition, new business has also been generated from customer referrals within the industry and introductions made by the diverse network of contacts of SanVision management. These efforts have allowed SanVision to grow until now without a large full-time sales team. Currently, SanVision has a national sales manager and three sales support personnel.

         However, as SanVision seeks to expand its business out of the New York area to other parts of the U.S. and Western Europe (see Business Strategy section), as well as to other industry segments, a more formal sales and marketing infrastructure will need to be organized in order to promote SanVision's value-added services and competitive advantages. Additionally, with the consummation of the Merger and expansion of the board of directors, SanVision will have more extensive resources and network to leverage in gaining access to senior decision makers at prospective clients who might have a need for SanVision's services.

         One of SanVision's objectives in its sales and marketing efforts is to build "brand equity" since it believes that it can provide the same quality of IT services as its global competitors who enjoy a much more established reputation and brand name recognition in the marketplace. SanVision has a value proposition for potential clients as it can provide such services at a significantly reduced cost (see SanVision's Competitive Advantage section). Therefore, the task of SanVision's sales and marketing team is to emphasize the following major benefits to prospective clients:

               . broad range of service offering providing end-to-end solutions;

               . proven, scalable methodologies, processes, technology architecture, products and developmental tools;

               . off-shore/on-site project management capability with virtual project teams in geographically disperse locations, which reduces cost without sacrificing quality of execution;

               . blue chip client list and history of partnership with clients to deliver projects on time and on or under budget; and

               . capability of globally recruiting high quality technology professionals and training them extensively on latest technologies.

SanVision's Application Development Methodology

         Generally, in application development engagements, SanVision follows the following methodology outlined in the steps below with a view to providing an end-to-end solution to the client. This involves understanding client business objectives, current business processes and practices, advising on the technical strategy for project execution, designing, coding, quality assurance, testing and debugging, deployment in production systems, as well as ongoing maintenance, upgrading and technical support:

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         Business Objectives

         In this phase, SanVision identifies overall business objectives, assesses current business practices and processes, and analyzes automation opportunities for improvement of efficiency and/or cost reduction. SanVision business analysts work with users and managers to define the relevant criteria to automate and improve their business processes and eventually come up with a business requirement document, which is signed off by the client as well as the project manager in charge of the project execution, to serve as the blue-print of the project.

         Design Phase

         In this phase, SanVision consultants define the technical requirements and scope for a specific project, evaluate existing systems infrastructure and recommend appropriate technology architecture. Based on the client's objectives and input, SanVision design professionals produce a very detailed technical design that is both scalable and flexible, using appropriate technology architecture, hardware, relevant server based software packages, developmental tools and methodologies. The SanVision project team also carefully creates a plan to deploy the application, development objectives and testing criteria.

         Implementation

         In this phase, SanVision software engineers and programmers write custom codes, interfaces with software packages, use various developmental tools, build and deploy the application through incremental releases. The project team tests each release to ensure proper functionality, performance, scalability, flexibility, adherence to the technical design and reliability.

         Quality Assurance

         At every incremental release, the application goes through rigorous quality assurance to ensure that it performs well under various live systems conditions. Any deficiencies, malfunctions or failures under stress are flagged back to the project team to debug, correct and modify until it meets the rigorous quality assurance criteria.

         Production Phase

         This final phase coincides with the end of the application development phase and the application goes into live production. Generally, a smaller SanVision production management and support team continues to provide technical support for the users, monitoring performance, reviewing and fixing integration problems with client system infrastructure changes and upgrades, and run the help desk.

Major Clients and Sample Projects

         The following are representative samples of projects SanVision has either completed or is continuing to work on for its major clients:

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         AIG

         AIG, one of the world's largest insurance companies in terms of market capitalization and revenue, is also one of SanVision's largest clients. We are involved in several critical projects with AIG.

         Flagship Internet Underwriting Application and Architecture

         Senior management at AIG understands the potential of the Internet technology. To help bring about an on-line transformation of their business processes and execution, eWriter was its first and most important online
                         -------
underwriting application. The technology architecture and process that eWriter
                                                                       -------
is built on is now being adopted by some other business and technology units.

         Internet Surety Bond Underwriting Engine

         The surety bond market is one of the largest and most liquid in the world. AIG is a major player in this market, underwriting surety of dams, bridges and major infrastructure project around the globe. SanVision consultants are building a state of the art Internet application that will allow AIG underwriters and brokers to quote and bind new surety business from various parts of the world.

         JP Morgan /CSC

         At JP Morgan, SanVision has provided state of the art engineering in the disciplines of Internet and Intranet infrastructure management. Our consultants and project managers help manage several high performance systems, such as foreign exchange, emerging markets, fixed income and commodities trading desks and Intranet servers.

         Merrill Lynch

         SanVision consultants help manage the heterogeneous network of Intranet servers and applications for one of the largest foreign exchange trading operations in the world. We have consultants working at Merrill Lynch actively engaged in making sure that the high performance floor trading system performs smoothly on a daily basis without any down time.

         Deutsche Bank

         This largest German financial institution is now among the largest in the world after its acquisition of BT Alex Brown. SanVision consultants build and help manage the complex and real-time environment of the main equities trading floor.

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         CableVision

         Long Island based CableVision is one of the most innovative and aggressive cable operators in the country. SanVision is helping CableVision build and maintain some of the most creative Internet applications in the world of media and cable.

         Lucent Technologies (IBM Global Services)

         Lucent Technologies owns one of the largest global computer networks. SanVision, alongside IBM GS, helps operate and support this global network of some of the world's most powerful and mission critical computers. Every voice and data call made through Lucent's network goes through one of the networked computers managed by SanVision employees.

         Citigroup

         One of the largest financial institutions of the world, Citigroup's Salomon Smith Barney unit retained SanVision to design and build a prototype system that would track, monitor and generate custom reports manipulating massive amounts of data from existing corporate databases as well as various live feeds in real time. SanVision is using a web based architecture, methodology and developmental tools that could be extended to various other areas of Salomon Smith Barney after successful completion of this prototype project.

Facilities

         SanVision is headquartered at 59 John Street in New York City in approximately 5,000 sq. ft. leased space. It also has a leased office space at South Amboy, New Jersey, and a residential unit in Jersey City, New Jersey, which is used to temporarily house SanVision employees coming to the U.S. from abroad. In addition, it has a leased software development and training facility in New Delhi, India, as well as small recruitment facilities in Calcutta and Madras, India, and Colombo, Sri Lanka.

Legal Proceedings

         In November 2000, DSQ Europe plc, an IT services company incorporated in the U.K. and an affiliate of the India based DSQ Group ("DSQ"), approached SanVision with a proposal whereby they would acquire SanVision and a number of other companies with a view to completing an initial public offering in London Main Exchange for the merged entity. SanVision demanded and received a good faith deposit of $1 million in escrow with the law firm of Pepper Hamilton LLP as the escrow agent, as documented by an escrow agreement. However, DSQ failed to produce any definitive acquisition agreement by the December 15, 2000 deadline, as required by the escrow agreement. When the escrow agent served a notice to release the fund to SanVision, DSQ sued the escrow agent and SanVision in New Jersey Federal Court to recover the escrow funds. SanVision countersued and DSQ subsequently asked for a summary judgment in their favor. The motion is scheduled to go to trial in September 2001. SanVision's counsel does not believe that there is any significant financial or other liability for SanVision, other than incurring the legal expenses of litigation should SanVision lose the litigation and the Court

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orders the escrow agent to return the escrow funds to DSQ. Per the terms of the merger agreement, should SanVision be allowed to keep any or all of the escrow funds, either by Court order or by a negotiated settlement, it will be paid out to Sanjay Sethi.

                               Business of SWWT

General

         SWWT, Inc., formerly known as SweetWater, Inc., was incorporated in Colorado in March 1991 and re-incorporated in Delaware in September 1993. SWWT's principal office is located at c/o East River Ventures II, L.P., 645 Madison Avenue, 22/nd/ Floor, New York, New York 10022, and its telephone number is 212/610-2700.

         Prior to February 1998, SWWT was engaged in the manufacture and sale of portable water filtration and purification devices. On February 6, 1998, SWWT sold substantially all of its assets to Cascade Designs, Inc. for a price of $1,633,425 in cash. Upon consummation of this sale, SWWT's only significant asset was cash and cash equivalents of approximately $1.2 million. SWWT had no further operating business, and reduced its management and administrative staff to one part-time employee. Since completing the asset sale to Cascade Designs, SWWT has pursued potential business combination transactions and investment opportunities.

The E-Newco Transaction

         On April 14, 2000, SWWT and its wholly-owned subsidiary, ENWC Acquisition, Inc., a Delaware corporation, entered into a merger agreement with E-Newco, Inc., under the terms of which SWWT issued 757,778 shares of its series B preferred stock to the stockholders of E-Newco in exchange for their shares of E-Newco common stock. On August 24, 2000, E-Newco merged with ENWC and became a wholly-owned subsidiary of SWWT. Without taking into consideration the proposals contemplated hereby, the series B preferred stock is automatically convertible into an aggregate of 75,777,162 shares of common stock upon the receipt by SWWT of additional equity financing of at least $15 million. The holders of the series B preferred stock vote with the holders of the common stock on an as-converted basis and possess approximately 95.5% of the outstanding voting power of the stockholders of SWWT.

         In connection with the transactions contemplated by the E-Newco merger agreement, SWWT paid a one-time cash dividend to its pre-E-Newco merger stockholders in an amount equal to the cash on SWWT's balance sheet immediately prior to the effective time of the E-Newco merger, less expenses related to E-Newco and the settlement of certain claims made in connection with a prior transaction. As a condition to the E-Newco merger, all but one of the then-current directors of SWWT resigned as members of the board of directors of SWWT, and Jonathan V. Diamond and two other designees of E-Newco became members of the board. In addition, Mr. Diamond became the President and Chief Executive Officer of SWWT.

         Upon consummation of the transactions contemplated by the E-Newco merger agreement, including payment of the one-time dividend, SWWT's only significant asset was cash and cash equivalents of approximately $2.5 million. SWWT does not currently conduct any

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operations and has one part-time employee, Mr. Diamond. SWWT has been using its cash to pay ongoing general and administrative expenses, which are anticipated to be minimal, and to pursue potential business combination transactions. No assurances can be made that SWWT will be successful in executing its acquisition strategy.

         During 2000, SWWT purchased certain exchangeable promissory notes and warrants of SchoolNet, Inc., an application service provider to school districts, for $500,000. In addition, during 2000 SWWT made a $1,000,000 advance to DigaFuel, Inc., an e-commerce solutions provider, in anticipation of an investment in DigaFuel. DigaFuel subsequently repaid $565,000 of SWWT's advance in December 2000. In the fourth quarter of 2000, SWWT reduced the carrying value of the SchoolNet investment by $250,000 due to impairment in value resulting primarily from changing market conditions of companies in SchoolNet's industry sector. SWWT wrote off the remaining $435,000 balance of the DigaFuel advance in the fourth quarter of 2000 as a result of SWWT's assessment of DigaFuel's limited prospects for long term liquidity and the current difficulty encountered by early stage companies in raising additional equity financing.

Redemption of Series B Preferred Stock

         The certificate of designations of the series B preferred stock provides that if SWWT did not receive additional equity financing of at least $15 million by October 21, 2000, the holders of the common stock may elect, within twenty days of October 21, 2000, to cause SWWT to redeem the series B preferred stock. The redemption price per share is equal to the quotient obtained by dividing (x) the cash and cash equivalents balance held by SWWT on October 21, 2000, by (y) the number of shares of series B preferred stock outstanding on such date. On October 23, 2000, SWWT issued a press release notifying the holders of its common stock of their right to cause SWWT to redeem the outstanding shares of series B preferred stock because SWWT had not obtained the requisite additional equity funding. The press release stated that SWWT's cash and cash equivalents balance on October 21, 2000 was approximately $2.4 million. However, SWWT has since determined that its actual cash and cash equivalent balance on such date was $1.5 million.

         On November 9, 2000, SWWT received a written consent signed by the holders of a majority of the outstanding shares of its common stock notifying SWWT that such holders had elected to exercise their right to cause SWWT to redeem the series B preferred stock. At this time, SWWT anticipates that the electing stockholders will rescind their election to redeem the series B preferred stock in connection with the merger with SanVision. However, if SWWT redeems the series B preferred stock in accordance with the terms of the certificate of designations, SWWT's remaining cash and cash equivalent balance would most likely be insufficient to cover its obligations and SWWT would be required to seek additional financing.

         SWWT's administrative offices are located at c/o East River Ventures II, L.P., 645 Madison Avenue, 22nd Floor, New York, New York 10022, in space supplied by one of the Company's directors at no cost to the Company.

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                       Description of SWWT Common Stock

         SWWT is authorized to issue 750,000,000 shares of common stock, par value $.001 per share. At the close of business on October 26, 2001, it had outstanding 3,122,254 shares of common stock and after the SanVision merger it will have outstanding 41,224,080 shares of common stock. The following summary description of the SWWT common stock gives effect to the reverse stock split, the change in conversion ratio of the series B preferred stock, the merger and the conversion of all the series B preferred stock into SWWT common stock before the merger.

         The holders of shares of SWWT's common stock have equal rights to dividends from funds legally available for the payment of dividends when, as and if declared by SWWT's board of directors, and are entitled, upon liquidation, to share ratably in any distribution in which holders of common stock participate. The common stock is not redeemable, has no preemptive or conversion rights and is not liable for assessments or further calls.

         The holders of shares of SWWT's common stock are entitled to one vote for each share at all meetings of stockholders. Under Delaware law, in general, directors are elected by a plurality of the votes of the shares present in person or by proxy at a meeting of stockholders, and other matters are decided by the vote of a majority of the votes present in person or by proxy at a meeting. However, extraordinary matters such as a merger, or consolidation, a sale or all or substantially all a corporation's assets, an amendment to its certificate of incorporation, and the dissolution of a corporation would require approval by a majority of the votes of all outstanding shares entitled to vote. Also, SWWT's certificate of incorporation provides that the stockholders may only adopt, amend, alter, or repeal SWWT's by-laws or certain provisions of its certificate of incorporation by the affirmative vote of the holders of at least 80% of the voting power of the shares entitled to vote at an election of directors.

         Under its certificate of incorporation, SWWT is authorized to issue up to 50,000,000 shares of preferred stock, in series. For each series of preferred stock, SWWT's board of directors may fix the relative rights, preferences and limitations as between the shares of such series, the shares of other series of SWWT preferred stock, and the shares of SWWT common stock. No shares of SWWT preferred stock are outstanding other than the series B preferred stock, all the shares of which will be converted into shares of SWWT common stock immediately prior to the effective time of the merger.

                                 Legal Matters

         Certain legal matters in connection with the merger are being passed upon for SanVision by Carter, Ledyard & Milburn, New York, New York 10005, and certain legal matters in connection with the merger are being passed upon for SWWT by McDermott Will & Emery, Washington, D.C. 20005.

                 Additional Information for SWWT Stockholders

Stockholder Proposals for the Next Annual Meeting

         SWWT has not scheduled an annual meeting for 2001 due to the pending merger. Assuming the merger is completed, no 2001 annual meeting will be held for SVT, the surviving company. If the merger is not completed, an annual meeting of stockholders may be held before the end of calendar year 2001. If such a meeting is held, any proposals of SVT stockholders intended to be included in the SVT proxy statement for such meeting would have to be received by SVT at its corporate headquarters, c/o East River Ventures II, L.P., 645 Madison Avenue, New York, New York 10022, attention Vice President, a reasonable time before SVT begins to print and mail its proxy materials with respect to such meeting.

         Under SWWT's bylaws, which will be SVT's bylaws following the merger, a stockholder that desires to nominate a person to be elected as a director of the company, or to bring any other matter before an annual meeting of stockholders, must give adequate notice to SVT's secretary. To be adequate, that notice must contain information specified in the by-laws and be received by SVT not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. If, however, the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be received by SVT not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

         See "Other Agreements - Stockholders Agreement - Voting Matters."

                      Where You Can Find More Information

         SWWT files periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. These filings contain important information which does not appear in this proxy statement. You may read and copy this information at the SEC's public reference room at 450 Fifth Street, Washington, D.C. 20549. You may obtain information on the operation of the SEC's public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, such as SWWT, that make their SEC filings electronically. The address of that site is http://www.sec.gov.

         SWWT has supplied all information contained in this proxy statements relating to SWWT and SanVision has supplied information in this proxy statement relating to SanVision.

                          INDEX TO FINANCIAL STATEMENTS


SWWT, Inc.                                                                                                       Page
                                                                                                                 ----
Report of Independent Auditors.......................................................................            F-2
Balance Sheet as of December 31, 2000................................................................            F-3
Statement of Operations for the period from January 7, 2000 (inception) to
       December 31, 2001.............................................................................            F-4
Statement of Changes to Stockholders' Deficit for the period from
       January 7, 2000 (inception) to December 31, 2000..............................................            F-5
Statement of Cash Flows for the period from January 7, 2000 (inception)
       to December 31, 2000..........................................................................            F-6
Notes to Financial Statements........................................................................            F-7
Condensed Balance Sheets (unaudited) as of December 31, 2000 and
       June 30, 2001.................................................................................           F-12
Condensed Statements of Operations (unaudited) for the six months ended June 30,
          2001, and for the period from January 7, 2000 (inception) to June 30, 2000.................           F-13
Condensed Statements of Cash Flows (unaudited) for the six months ended
       June 30, 2001 and for the period from January 7, 2000 (inception) to
       June 30, 2000.................................................................................           F-14
Notes to Condensed Financial Statements (unaudited)..................................................           F-15


SanVision Technology Inc.

Report of Independent Public Accountants.............................................................           F-18
Consolidated Balance Sheets
       As of December 31, 1999 and 2000 and June 30, 2001 (unaudited)................................           F-19
Consolidated Statements of Operations
       For the years ended December 31, 1998, 1999 and 2000 and the six months ended June 30, 2000
       (unaudited) and 2001 (unaudited)..............................................................           F-20
Consolidated Statements of Stockholders' Equity
       For the years ended December 31, 1998, 1999 and 2000 and the six months ended June 30, 2001
       (unaudited) ..................................................................................           F-21
Statement of Cash Flows
       For the years ended December 31, 1998, 1999 and 2000 and the six months ended June 30, 2000
       (unaudited) and 2001 (unaudited)..............................................................           F-22
Notes to Consolidated Financial Statements                                                                      F-23

                         Report of Independent Auditors


The Board of Directors
SWWT, Inc.

         We have audited the accompanying balance sheet of SWWT, Inc. as of December 31, 2000 and the related statements of operations, changes in stockholders' deficit and cash flows from January 7, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SWWT, Inc. at December 31, 2000 and the results of its operations and its cash flows from January 7, 2000 (date of inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States.

         The accompanying financial statements have been prepared assuming that SWWT, Inc. will continue as a going concern. As more fully described in Note 1, the Company had a substantial net loss since inception and may be required to redeem its Series B Preferred Stock, which would eliminate the Company's cash balance and negatively impact the Company's ability to satisfy its obligations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Ernst & Young LLP

New York, New York
April 12, 2001

                                  SWWT, Inc.


                                 Balance Sheet
                               December 31, 2000


Assets
Current Assets:
         Cash and cash equivalents                                                             $ 1,654,983
         Prepaid expenses                                                                           95,594
         Interest receivable                                                                        18,037
                                                                                        ------------------
               Total current assets                                                              1,768,614
Investment                                                                                         250,000
                                                                                        ------------------
               Total assets                                                                    $ 2,018,614
                                                                                        ==================

Liabilities and stockholders' equity
Current Liabilities:
         Accounts payable and accrued liabilities                                              $   446,764

Series B Preferred Stock, $.001 par value; 1,000,000 shares authorized,
         757,778 shares issued and outstanding                                                   3,485,955

Stockholders' deficit:
         Common stock, $.001 par value; 750,000,000 shares authorized,
         3,122,254 shares issued and outstanding                                                     3,122
         Accumulated deficit                                                                    (1,506,272)
         Note receivable                                                                          (410,955)
                                                                                        ------------------
               Total stockholders' deficit                                                      (1,914,105)
                                                                                        -------------------
               Total liabilities and stockholders' deficit                                     $ 2,018,614
                                                                                        ===================

         See accompanying notes.

                                  SWWT, Inc.

                            Statement of Operations
           January 7, 2000 (date of inception) to December 31, 2000

    Operating expenses:
    General and administrative                      $     904,605
        Impairment charge                                 250,000
        Write-off advance                                 435,000
                                                   --------------
    Total operating expenses                            1,589,605
                                                   --------------

    Other income:
    Interest income                                        86,455
                                                   --------------
    Net loss                                        $   1,503,150
                                                   --------------
    Net loss per share - basic and diluted          $        (.48)
                                                   ==============
See accompanying notes.

                                  SWWT, Inc.

                 Statement of Changes in Stockholders' Deficit
           January 7, 2000 (date of inception) to December 31, 2000

                                           Common                                                            Total
                                            Stock       Par           Note            Accumulated         stockholders'
                                            Shares     value       receivable           deficit              deficit
                                            ------     -----       ----------         -----------           ----------
Contributed capital from SWWT
  as a result of the merger              3,122,254      $3,122                 -        $   (3,122)        $         -
Note receivable on sale of
  restricted stock                               -           -          (410,955)                 -           (410,955)
Net loss                                         -           -                 -         (1,503,150)        (1,503,150)
                                         ---------      ------          ---------       -----------        -----------
Balance, December 31, 2000               3,122,254      $3,122          $(410,955)      $(1,506,272)       $(1,914,105)
                                         =========      ======          =========       ===========        ===========

         See accompanying notes.

                                  SWWT, Inc.

                            Statement of Cash Flows
           January 7, 2000 (date of inception) to December 31, 2000

Cash flows from operating activities
Net loss                                                          $(1,503,150)
Adjustments to reconcile net loss to net cash
used in operating activities:
         Impairment charge                                            250,000
         Write-off of advance                                         435,000
Changes in operating assets and liabilities:
         Prepaid expenses                                             (95,594)
         Interest receivable                                          (18,037)
         Accounts payable and accrued liabilities                     196,764
                                                                  -----------
Net cash used in operating activities                                (735,017)

Cash flows from investing activities
Investment in SchoolNet                                              (500,000)
Advance to DigaFuel                                                (1,000,000)
Repayment of Advance to DigaFuel                                      565,000
                                                                  -----------
Net cash used in investing activities                                (935,000)

Cash flows from financing activities
Proceeds from issuance of preferred stock                           3,575,000
Payment of stock issuance costs                                      (250,000)
Cash acquired in the SWWT/E-Newco Merger                              740,635
Dividend to pre-Merger stockholders                                  (740,635)
                                                                  -----------
Net cash provided by financing activities                           3,325,000
                                                                  -----------

Net increase in cash and cash equivalents                           1,654,983
Cash and cash equivalents at January 7, 2000                                -
                                                                  -----------
Cash and cash equivalents at December 31, 2000                    $ 1,654,983
                                                                  ===========

See accompanying notes.

                                  SWWT, Inc.

                         Notes to Financial Statements

1.   Organization and Basis of Presentation

     SWWT, Inc., formerly known as SweetWater, Inc. (the "Predecessor") was engaged in the manufacture and sale of portable water filtration and purification devices. On February 6, 1998, the Predecessor sold substantially all of its assets and had no further operating business.

     On April 14, 2000, the Predecessor and its newly formed, wholly owned subsidiary, ENWC entered into a merger agreement (the "Merger Agreement") with E-Newco, Inc. ("E-Newco"). E-Newco, Inc. is a holding company, incorporated in the state of Delaware on January 7, 2000, for the purpose of funding early-stage Internet properties and acquiring existing companies focused on media, music, entertainment, and consumer applications. E-Newco has not initiated any significant operations as of December 31, 2000.

     The merger was accounted for as a purchase of the Predecessor by E-Newco in a "reverse acquisition" because the existing stockholders of SWWT, prior to the merger, do not have voting control of the combined entity after the merger. In a reverse acquisition, the accounting treatment differs from the legal form of the transaction, as the continuing legal parent company, Predecessor, is not assumed to be the acquirer and the financial statements of the combined entity are those of the accounting acquirer (E-Newco), including any comparative prior year financial statements presented by the combined entity after the business combination. Since Predecessor, prior to the merger, had no substantial business operations, pro-forma information giving effect to the acquisition is not required.

     In accordance with the terms of the Merger Agreement, the Company issued
757.772 shares of its newly designated Series B Convertible Preferred Stock (the "Series B Preferred Stock"), to the stockholders of E-Newco in exchange for each share of E-Newco common stock. On April 24, 2000, the stockholders of E-Newco exchanged all of their approximately 1,000 shares of issued and outstanding common stock of E-Newco at that date for an aggregate of 757,778 shares of Series B Preferred Stock ("Series B Preferred"). E-Newco merged with ENWC (the "Merger") and became a wholly owned subsidiary of the Company. Without taking into consideration the proposals contemplated by this proxy statement, the terms of the Series B Preferred Stock provide for automatic conversion into an aggregate of 75,777,162 shares of common stock following the approval by the stockholders of the Company of the requisite increase to the amount of authorized common stock and the receipt by the Company of additional equity financing of at least $15 million. The stockholders approved the increase in authorized common stock by written consent in June 2000. The Company has not obtained additional financing. The holders of the Series B Preferred Stock vote with the holders of the common stock on an as-converted basis and possess approximately 95.5% of the voting power of the Company. Prior to the closing of the Merger, SWWT paid a one-time cash dividend of an aggregate of $740,365 to its pre-Merger stockholders. The dividend payment consisted of the cash on SWWT's balance sheet immediately prior to the consummation of the Merger, less expenses related to the Merger and the settlement of certain claims.

     The terms of the Series B Preferred Stock provide that if the Company did not receive additional equity financing of at least $15 million within 180 days of the consummation of the Merger (October 21, 2000), the holders of the common stock were entitled to elect to cause the Company to redeem the outstanding shares of Series B Preferred Stock at an aggregate redemption price equal to the Company's cash and cash equivalents balance held by the Company on October 21, 2000 (approximately $1.5 million).

     In November 2000, the Company received an action by written consent signed by the holders of a majority of the outstanding shares of its common stock notifying the Company that such holders elect to exercise the right to cause the Company to redeem the Series B Preferred Stock. The Company is considering the legality of the redemption under applicable law and continues to have discussions with the holders of a majority of the outstanding shares of the common stock regarding the redemption election. As a result, the Series B Preferred Stock has been excluded from stockholders' equity.

     The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has had a substantial net loss since inception and, as described above, may be required to redeem the outstanding shares of Series B Preferred Stock for an aggregate redemption price of approximately $1.5 million. If such payment is made, the Company's remaining cash and cash equivalents balance would most likely be insufficient to cover its obligations and the Company would be required to seek additional financing.

     If the Company is required to redeem the outstanding shares of Series B Preferred Stock, there is no assurance that the Company will be able to obtain additional financing to satisfy its obligations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result in the event that the Company is required to redeem the Series B Preferred Stock and the remaining cash and cash equivalents balance is insufficient to cover its obligations and the Company is unable to obtain additional financing.

2.   Summary of Significant Accounting Policies

     Cash and Cash Equivalents

     The Company considers all cash balances and highly-liquid investments with an original maturity of three months or less to be cash equivalents.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Earnings Per Share

     Basic and diluted earnings per share is calculated in accordance with Financial Accounting Standards Board Statement No. 128, "Earnings per Share".

3.   Investment and Advance

     On March 16, 2000, the Company used advances received on the issuance of common stock to purchase an exchangeable demand promissory note and a stock purchase warrant for $300,000, which is exchangeable into and exercisable for shares of capital stock of SchoolNet, Inc., upon the occurrence of certain events. During August 2000, an additional $200,000 was invested in SchoolNet on similar terms. SchoolNet is an application service provider to school districts. During the fourth quarter of 2000, the Company reduced its carrying value of the investment in SchoolNet by $250,000 due to impairment in value resulting primarily from changing market conditions. During September 2000, the Company made a $1,000,000 advance to DigaFuel, Inc. ("DigaFuel"). The advance was made in anticipation of an investment in DigaFuel by the Company and if the Company decided not to proceed with such investment, the cash would be returned, subject to deduction of amounts that the Company agreed could be used for operations of DigaFuel during the period that negotiations continued. On December 21, 2000, DigaFuel repaid $565,000 and the remaining balance of $435,000 was to be converted into the capital stock of DigaFuel, if DigaFuel closed a financing round by June 13, 2001 with proceeds exceeding $2,000,000. During the fourth quarter of 2000, the Company wrote-off the remaining balance of the advance, as a result of the Company's assessment of DigaFuel's limited prospects for long-term liquidity and the current difficulty encountered by early stage companies in raising additional equity financing.

4.   Related Party Transactions

     On March 23, 2000, the Company's CEO issued a $500,000 note receivable, payable on demand, to the Company in connection with the purchase of common stock. Interest accrued at the greater of (i) 6% or (ii) the applicable federal mid-term rate. On September 14, 2000, the note was repaid, at which time the accrued interest of $16,000 was forgiven.

     Restricted Common Stock

     Effective April 8, 2000, the Company issued 110 shares of E-Newco restricted common stock for a purchase price of $410,955 to the Company's CEO in accordance with a Restricted Stock Purchase Agreement. The purchase price was established based on the fair market value of the common stock at the date of grant. These shares were issued subject to transfer and other restrictions. The restricted stock vests over a three-year period. Such shares of E-Newco restricted common stock were exchanged for 83,355 shares of restricted Series B Preferred Stock in the Merger (see Note 1).

     Concurrent with the execution of his employment agreement, the Company's CEO issued to the Company a $410,955 promissory note receivable. The note bears interest at a rate of 6% per year and the principal plus interest are due on the earlier of 7 years from the date of the note, termination of employment, or breach of the agreement governing the restricted shares. The proceeds from the note receivable were used to purchase the 110 shares of restricted common stock of E-Newco. The CEO pledged to the Company an interest in the restricted shares as security for the promissory note.

5.   Net Loss Per Share

     Net loss per share from January 7, 2000 (date of inception) to December 31, 2000 was calculated as follows:

        Numerator for basic and diluted
              loss per share:
              Net loss                         $(1,503,150)
                                              ==============

        Denominator for basic and
              diluted loss per share --
              weighted average shares
                                                 3,122,254
                                              ==============

        Basic and diluted net loss
              per share                        $      (.48)
                                              ==============


     Diluted loss per share from January 7, 2000 (date of inception) to December 31, 2000 does not include the effect of options outstanding to purchase 360,000 shares of common stock, as the effect of their inclusion is antidilutive.

6.   Income Taxes

     The Company accounts for income taxes using the liability method. No provision for income taxes has been recorded as the Company has incurred net losses since inception.

     At December 31, 2000, the Company had approximately $1,503,000 of net operating loss carryforwards available to offset future taxable income which expire in 2020.

     As of December 31, 2000, the Company had gross deferred tax assets of approximately $631,000 related to the net operating loss carryforward. The full utilization of the loss in the future is dependent upon the Company's ability to generate taxable income, accordingly, a valuation allowance of an equal amount has been established.

7.   Stock Option Plan

     As of the Merger date (see Note 1), stock options were previously granted by SWWT to certain directors for an aggregate of 360,000 shares of common stock at an exercise price of $1.3125 per share. The options are exercisable on February 5, 2000 and expire on February 5, 2008.

     Following the Merger, the Board of Directors and stockholders of the Company authorized the adoption of the SWWT, Inc. 2000 Stock Incentive Plan (the "Plan"), under which

16,800,000 shares of common stock are available for awards in the form of non-qualified stock options, incentive stock options, restricted stock, restricted stock units and other awards. The Plan is administered by the Board of Directors or, at the Board's sole discretion, by a committee thereof. The Plan provides for discretionary grants of awards to officers, directors, employees, consultants or advisors of the Company. There were no stock options granted during 2000.

8.   Quarterly Results (Unaudited)

     The following is a summary of the quarterly results of operations for the period ended December 31, 2000.

                                                                           Quarter ended
                                                   -----------------------------------------------------------
                             January 7, 2000
                             (inception) to
                             March 31, 2000        June 30, 2000      September 30, 2000     December 31, 2000
                             --------------        -------------      ------------------     -----------------
Operating loss                     --               $(366,052)            $(246,408)             $(977,145)
Net loss                           --               $(351,223)            $(200,681)             $(951,246)
Net loss per share -
   basic and diluted               --                   $(.11)               $ (.06)               $ (.31)

                                   SWWT Inc.

                           Condensed Balance Sheets
                                  (Unaudited)


                                                                        June 30, 2001        December 31, 2000
                                                                        -------------        -----------------
Assets
Current assets:
Cash and cash equivalents                                                $ 1,511,628            $ 1,654,983
Prepaid expenses                                                                   -                 95,594
Interest receivable                                                           30,264                 18,037
                                                                         -----------            -----------
         Total current assets                                              1,541,892              1,768,614
Investment                                                                   250,000                250,000
Deferred expenses                                                            116,360
                                                                         -----------
         Total assets                                                    $ 1,908,252            $ 2,018,614
                                                                         ===========            ===========

Liabilities and stockholders' deficit
Liabilities:
   Accounts payable and accrued liabilities                              $   694,247            $   446,764

Series B Preferred Stock, $.001 par value; 50,000,000 shares
   authorized, 757,778 shares issued and outstanding                       3,485,955              3,485,955

Stockholders' deficit:
   Common Stock, $.001 par value; 750,000,000 shares authorized,
     3,122,254 shares issued and outstanding                                   3,122                  3,122
   Accumulated deficit                                                    (1,864,117)            (1,506,272)
   Notes receivable                                                         (410,955)              (410,955)
                                                                         -----------            -----------
Total stockholders' deficit                                               (2,271,950)            (1,914,105)
                                                                         -----------            -----------
         Total Liabilities and Stockholders' Deficit                     $ 1,908,252            $ 2,018,614
                                                                         ===========            ===========

See accompanying notes to condensed financial statements.

                                    SWWT Inc.

                       Condensed Statements of Operations
                                   (Unaudited)

                                                                        Period from
                                                                      January 7, 2000
                                                Six months ended       (inception) to
                                                  June 30, 2001        June 30, 2000
                                                  -------------       --------------
Operating expenses:
   General and administrative                        $ 406,587            $ 366,052
Total operating expenses                               406,587              366,052

Other income:
   Interest income                                      48,742               14,829
                                                  ------------        -------------
Net loss                                             $(357,845)           $(351,223)
Net loss per share - basic and diluted               $    (.11)           $    (.11)



           See accompanying notes to condensed financial statements.

                                    SWWT Inc.

                       Condensed Statements of Cash Flows
                                   (Unaudited)


                                                                                            January 7, 2000
                                                                  Six months ended      (date of inception) to
                                                                    June 30, 2001            June 30, 2000
                                                                  ----------------       ---------------------
Cash flows from operating activities
Net Loss                                                               $ (357,845)              $ (351,223)
   Changes in operating assets and liabilities:
      Interest receivable                                                 (12,227)                 (14,829)
      Prepaid expenses                                                     95,594                        -
      Accounts payable and accrued liabilities                            247,483                  346,080
                                                                  ---------------         ----------------
Net cash used in operating activities                                     (26,995)                 (19,972)
                                                                  ---------------         ----------------
Cash flows from investing activities
Purchase of investment                                                          -                 (300,000)
Deferred expenses in connection with acquisition                         (116,360)                       -
                                                                  ---------------         ----------------
Net cash used in investing activities                                    (116,360)                (300,000)

Cash flows from financing activities
Proceeds from issuance of stock                                                 -                2,825,000

                                                                  ---------------         ----------------
Net increase (decrease) in cash and cash equivalents                     (143,355)               2,505,028

Cash and cash equivalents at beginning of period                        1,654,983                        -
                                                                  ---------------         ----------------
Cash and cash equivalents at end of period                             $1,511,628               $2,505,028
                                                                  ===============         ================

See accompanying notes to condensed financial statements.

                                  SWWT, Inc.

                    Notes to Condensed Financial Statements
                                  (Unaudited)


1.  Basis of Presentation
         The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results to be expected for the year ended December 31, 2001.

         The balance sheet at December 31, 2000 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         For further information, refer to the financial statements and footnotes thereto included in the SWWT, Inc. annual report on Form 10-K for the year ended December 31, 2000.

2.  Merger with E-Newco
         On April 14, 2000, SWWT and its newly formed, wholly-owned subsidiary, ENWC entered into a merger agreement (the "E-Newco Merger Agreement") with E-Newco. E-Newco, a holding company, was incorporated in the state of Delaware on January 7, 2000, for the purpose of funding early-stage Internet properties and acquiring existing companies focused on media, music, entertainment, and consumer applications. In accordance with the terms of the E-Newco Merger Agreement, on April 24, 2000, SWWT issued 757.772 shares of its newly designated Series B Convertible Preferred Stock, to the stockholders of E-Newco in exchange for each share of E-Newco common stock and E-Newco merged with ENWC (the "E-Newco Merger") and became a wholly-owned subsidiary of SWWT. The terms of the Series B Preferred Stock provide for automatic conversion into an aggregate of 75,777,162 shares of common stock following the approval by the stockholders of the Company of the requisite increase to the amount of authorized common stock and the receipt by the Company of additional equity financing of at least $15 million. The stockholders approved the increase in authorized common stock by written consent in June 2000. The Company has not obtained additional financing. The holders of the Series B Preferred Stock vote with the holders of the common stock on an as converted basis and possess approximately 95.5% of the voting power of the Company.

         The terms of the Series B Preferred Stock provide that if the Company did not receive additional equity financing of at least $15 million within 180 days of the consummation of the E-Newco Merger (October 21, 2000), the holders of the common stock were entitled to elect to cause the Company to redeem the outstanding shares of Series B Preferred Stock at an aggregate redemption price equal to the Company's cash and cash equivalent balance held by the Company on October 21, 2000 (approximately $1.5 million). As a result, the Series B Preferred Stock has been excluded from stockholders' equity.

         In November 2000, the Company received an action by written consent signed by the holders of a majority of the outstanding shares of its common stock notifying the Company that such holders elect to exercise the right to cause the Company to redeem the Series B Preferred Stock. The Company is considering the legality of the redemption under applicable law and continues to have discussions with the holders of a majority of the outstanding shares of the common stock regarding the redemption election. At this time, the Company anticipates that the election to redeem the Series B Preferred Stock will be rescinded in connection with the proposed merger with SanVision. See "Notes to Condensed Financial Statements (Unaudited) - Footnote 6."

3.  Investments
         On March 16, 2000, the Company used advances received on the issuance of common stock to purchase an exchangeable demand promissory note and a stock purchase warrant for $300,000, which are exchangeable into and exercisable for shares of capital stock of SchoolNet, Inc. ("SchoolNet"), a Delaware corporation, upon the occurrence of certain events. In the third quarter of 2000, an additional $200,000 was invested in SchoolNet on similar terms. During the fourth quarter of 2000, the Company reduced its carrying value of the investment in SchoolNet by $250,000 due to impairment in value resulting primarily from changing market conditions and management's understanding of the current status of negotiations of SchoolNet's equity financing.

4.  Related Party Transactions

         Restricted Common Stock
         Effective April 8, 2000, the Company issued 110 shares of E-Newco restricted common stock for a purchase price of $410,955 to the Company's CEO in accordance with a Restricted Stock Purchase Agreement. The purchase price was established based on the fair market value at the date of grant. These shares were issued subject to transfer and other restrictions. The restricted stock vests over a three year period. Such shares of E-Newco restricted common stock were exchanged for 83,355 shares of restricted Series B Preferred Stock in the E-Newco Merger. At this time, the Company is negotiating the repurchase of all of the CEO's restricted stock.

         Concurrent with the execution of his employment agreement, the Company's CEO issued to the Company a $410,955 promissory note receivable. The note bears interest at a rate of 6% per year and the principal plus interest are due on the earlier of 7 years from the date of the note, termination of employment, or breach of the agreement governing the restricted shares. The proceeds from the note receivable were used to purchase the 110 shares of restricted common stock of E-Newco. The CEO pledged to the Company an interest in the restricted shares of the Company's common stock as security for the promissory note. The Company intends to cancel the promissory note in connection with the proposed repurchase of the CEO's restricted stock.

5.  Net Loss Per Share

                                                                   Period from
                                                                   January 7,                             Three
                                               Six months ended    2000                 Three months      months
                                               ended               (inception) to       ended             ended
                                               June 30, 2001       June 30, 2000        June 30, 2001     June 30, 2001
                                               -------------       -------------        -------------     -------------
Numerator for basic and
diluted loss per share:
   Net loss                                       $(357,845)           $(351,223)          $(175,326)          $(351,223)

Denominator for basic and
diluted loss per share --
weighted average shares                           3,122,254            3,122,254           3,122,254           3,122,254

Basic and diluted net loss per
share                                          $       (.11)       $        (.11)      $        (.05)    $          (.11)

         Diluted loss per share for 2001 and 2000 does not include the effect of options outstanding to purchase 360,000 shares of common stock, a warrant to purchase 79,591 shares of common stock, or shares of outstanding Series B Preferred Stock convertible into 75,777,162 shares of common stock, as the effect of their inclusion is antidilutive.

6.  Subsequent Events

         On October 24, 2001, the Company entered into an amended and restated merger agreement (the "SanVision Merger Agreement") with SanVision, an IT solutions company specializing in e-business software and services. The combined company will pursue a strategy of cross-border development, with software developers collaborating between India and the United States on development projects and recruiting initiatives. Under the terms of the SanVision Merger Agreement, the combined company will be renamed "SanVision, Inc." at a later date.

         Under the SanVision Merger Agreement, the Company will issue 36,071,064 shares of common stock to the shareholders of SanVision in exchange for their shares of SanVision. Upon completion of the transactions contemplated by the SanVision Merger Agreement, including, without limitation, a one-for-two reverse stock split of the Company's common stock and a change in the conversion ratio applicable to the series B preferred stock, the combined company will have outstanding approximately 41,224,080 shares of common stock, on an as converted and fully diluted basis, of which the current shareholders of SanVision will own approximately 87.5%. The proposed merger has been approved by the board of directors of each company and the shareholders of SanVision. Consummation of the proposed merger is subject to approval by the SWWT stockholders of the amendments to the certificate of incorporation and various other closing conditions.

Report of independent public accountants

To SanVision Technology Inc.:

         We have audited the accompanying consolidated balance sheets of SanVision Technology Inc. (a New Jersey corporation) and subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SanVision Technology Inc. and subsidiary as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

Philadelphia, Pennsylvania                                   Arthur Andersen LLP
July 23, 2001

                   SanVision Technology Inc. and Subsidiary


Consolidated Balance Sheets

                                                               June 30                    December 31
                                                                              --------------------------------
                                                                2001                2000              1999
                                                         -----------------    ---------------   --------------
Assets                                                      (unaudited)
Current assets:
   Cash and cash equivalents                             $      3,569,333     $    1,184,499    $    1,289,608
   Accounts receivable, net of allowance of $50,000,
   $50,000 and $50,000                                          5,945,222          7,215,906         4,211,865
   Deferred income taxes                                          361,125            361,125           295,436
   Due from stockholder                                                --            293,645                --
   Other current assets                                           224,891            183,487           101,690
                                                         -----------------    ---------------   --------------
Total current assets                                           10,100,571          9,238,662         5,898,599
                                                         -----------------    ---------------   --------------
Property and equipment, net of accumulated
depreciation of $109,976, $96,112 and $68,919                     108,135            113,794            58,888
                                                         -----------------    ---------------   --------------
Other long-term assets                                             97,509             70,876            49,417
                                                         -----------------    ---------------   --------------
                                                         $     10,306,215     $    9,423,332    $    6,006,904
                                                         ================     ===============   ==============

Liabilities and stockholders' equity
Current liabilities:
   Accounts payable                                      $        786,205     $    1,967,023    $    1,259,513
   Accrued expenses                                             3,490,641          2,458,677         4,044,395
   Line of credit                                                      --             11,645                --
                                                         -----------------    ---------------   --------------
Total current liabilities                                       4,276,846          4,437,345         5,303,908
                                                         -----------------    ---------------   --------------
Deferred income taxes                                           1,364,038          1,364,038             9,683
                                                         -----------------    ---------------   --------------
Commitments and contingencies (Note 11)
Stockholders' equity:
   Common stock, no par value, 50,000,000 shares
   authorized, 29,887,454 shares issued and
   outstanding                                                    730,500            730,500             2,500
   Cumulative translation adjustments                            (128,138)            20,661                --
   Retained earnings                                            4,062,969          2,870,788           690,813
                                                         -----------------    ---------------   --------------
Total stockholders' equity                                      4,665,331          3,621,949           693,313
                                                         -----------------    ---------------   --------------
                                                         $     10,306,215     $    9,423,332    $    6,006,904
                                                         =================    ===============   ==============

       The accompanying notes are an integral part of these statements.

SanVision Technology Inc. and Subsidiary

Consolidated Statements of Operations

                                          Six months ended June 30                  Years ended December 31
                                      -------------------------------   ----------------------------------------------
                                           2001             2000             2000           1999            1998
                                      --------------  ---------------   --------------  --------------  --------------
                                                 (unaudited)
Revenues                              $   13,254,856  $   11,671,751    $   26,394,191  $   15,104,788  $   4,689,678
Cost of revenues                           9,448,828       8,518,519        19,266,748      11,735,407      4,155,022
                                      --------------  ---------------   --------------  --------------  --------------
Gross profit                               3,806,028       3,153,232         7,127,443       3,369,381        534,656
Operating expenses:
   General and administrative
   expenses                                1,600,753       1,328,593         3,099,730       1,795,526        468,185
                                      --------------  ---------------   --------------  --------------  --------------
Operating income                           2,205,275       1,824,639         4,027,713       1,573,855         66,471
Interest income                               20,377           5,140            28,188              --             --
Interest expense                              48,560           8,943            32,991              --             --
                                      --------------  ---------------   --------------  --------------  --------------
Income before income taxes                 2,177,092       1,820,836         4,022,910       1,573,855         66,471
Income taxes                                 984,911         834,143         1,842,935         833,613         63,662
                                      --------------  ---------------   --------------  --------------  --------------
Net income                            $    1,192,181  $      986,693    $    2,179,975  $      740,242  $       2,809
                                      ==============  ===============   ==============  ==============  ==============

Basic and diluted earnings per
share                                 $         0.04  $         0.03    $         0.07  $         0.02  $          --
                                      ==============  ===============   ==============  ==============  ==============
Basic and diluted weighted
average shares outstanding                29,887,454      29,887,454        29,887,454      29,887,454     29,887,454
                                      ==============  ===============   ==============  ==============  ==============

       The accompanying notes are an integral part of these statements.

SanVision Technology Inc. and Subsidiary

Consolidated Statements of Stockholders' Equity

                                                                           Cumulative
                                                  Common stock            translation        Retained
                                          ----------------------------
                                             Shares         Amount        adjustments        earnings         Total
                                          ------------  --------------   -------------    --------------  --------------
Balance, January 1, 1998                    29,887,454  $        2,500              --    $       13,044  $       15,544

   Net income                                       --              --              --             2,809           2,809

   Cash dividends                                   --              --              --           (65,282)        (65,282)
                                          ------------  --------------   -------------    --------------  --------------
Balance, December 31, 1998                  29,887,454           2,500              --           (49,429)        (46,929)
   Net income                                       --              --              --           740,242         740,242
                                          ------------  --------------   -------------    --------------  --------------
Balance, December 31, 1999                  29,887,454           2,500              --           690,813         693,313
   Transfer of common stock deemed
   as capital contribution by
   majority stockholder (see Note 7)                --         728,000              --                --         728,000

Comprehensive income:

   Foreign currency translation
   adjustments                                      --              --          20,661                --          20,661

   Net income                                       --              --              --         2,179,975       2,179,975
                                                                                                          --------------
   Total comprehensive income                                                                                  2,200,636
                                          ------------  --------------   -------------    --------------  --------------
Balance, December 31, 2000                  29,887,454         730,500          20,661         2,870,788       3,621,949

Comprehensive income:

   Foreign currency translation
   adjustments (unaudited)                          --              --        (148,799)               --        (148,799)
   Net income (unaudited)                           --              --              --         1,192,181       1,192,181
                                                                                                          --------------
   Total comprehensive income (unaudited)           --              --              --                --       1,043,382
                                          ------------  --------------   -------------    --------------  --------------
Balance, June 30, 2001 (unaudited)          29,887,454  $      730,500  $     (128,138)   $    4,062,969  $    4,665,331
                                          ============  ==============  ==============    ==============  ==============

       The accompanying notes are an integral part of these statements.

                   SanVision Technology Inc. and Subsidiary
                     Consolidated Statements of Cash Flows

                                                                     Six months ended June 30         Years ended December 31
                                                                     ------------------------  ------------------------------------
                                                                        2001          2000         2000        1999         1998
                                                                     -----------  -----------  -----------  -----------  ----------
                                                                             (unaudited)
Operating activities:
   Net income                                                        $ 1,192,181  $   986,693  $ 2,179,975  $   740,242  $    2,809
   Adjustments to reconcile net income to net cash provided
   by (used in) operating activities-
     Depreciation                                                         13,864       13,234       27,193       11,932      21,962
     Provision for doubtful accounts                                          --           --      398,178       30,000      20,000
     Deferred income taxes                                                    --           --    1,288,666     (261,003)     37,454
     Compensation charge for stock issuance                                   --      728,000      728,000           --          --
   Changes in assets and liabilities-
     Decrease (increase) in accounts receivable                        1,270,684   (1,935,186)  (3,402,219)  (3,183,972)   (913,065)
     Decrease (increase) in due from stockholder                         293,645           --     (293,645)          --          --
     Increase in other current assets                                    (67,471)     (60,303)     (81,797)     (74,835)     (9,500)
     Increase in other assets                                               (566)     (47,410)     (21,459)     (39,004)         --
     (Decrease) increase in accounts payable                          (1,180,818)     294,363      707,510    1,062,114     172,517
     (Decrease) increase in accrued expenses                           1,031,964      726,424   (1,585,718)   2,811,671     939,673
                                                                     -----------  -----------  -----------  -----------  ----------
Net cash provided by (used in) operating activities                    2,553,483      705,815      (55,316)   1,097,145     271,850
                                                                     -----------  -----------  -----------  -----------  ----------
Investing activities:
   Purchase of property and equipment                                     (8,205)     (46,190)     (82,099)     (22,340)    (63,991)
                                                                     -----------  -----------  -----------  -----------  ----------
Net cash used in investing activities                                     (8,205)     (46,190)     (82,099)     (22,340)    (63,991)
                                                                     -----------  -----------  -----------  -----------  ----------
Financing activities:
   Dividends paid                                                             --           --           --           --     (65,282)
   Net (repayments) borrowings on line of credit                         (11,645)          --       11,645           --          --
   Advance from stockholder                                                   --       76,355           --           --      16,628
   Repayment of note payable - stockholder                                    --           --           --     (102,493)         --
                                                                     -----------  -----------  -----------  -----------  ----------
Net cash (used in) provided by financing activities                      (11,645)      76,355       11,645     (102,493)    (48,654)
                                                                     -----------  -----------  -----------  -----------  ----------
Effect of exchange rate changes on cash flows                           (148,799)     (13,200)      20,661           --          --
                                                                     -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in cash and cash equivalents                   2,384,834      722,780     (105,109)     972,312     159,205
Cash and cash equivalents, beginning of period                         1,184,499    1,289,608    1,289,608      317,296     158,091
                                                                     -----------  -----------  -----------  -----------  ----------
Cash and cash equivalents, end of period                             $ 3,569,333  $ 2,012,388  $ 1,184,499  $ 1,289,608  $  317,296
                                                                     ===========  ===========  ===========  ===========  ==========
Supplemental disclosures of cash flow information:
   Cash paid for interest                                            $    55,300  $     8,554  $    25,744  $        --  $       --
                                                                     ===========  ===========  ===========  ===========  ==========
   Cash paid for income taxes                                        $   640,425  $   595,436  $ 1,182,824  $    40,184  $       --
                                                                     ===========  ===========  ===========  ===========  ==========

       The accompanying notes are an integral part of these statements.

                   SanVision Technology Inc. and Subsidiary

                  Notes to consolidated financial statements

 (Information as of June 30, 2001 and for the six months ended June 30, 2000 and 2001 is unaudited)


1.  Background:

Background

         SanVision Technology Inc. (the Company) is a New Jersey corporation, and was incorporated on January 22, 1992. The Company is an information technology consulting, network, and systems management outsourcing business. To date the Company has specialized in e-commerce applications and web-based systems management for the financial services, insurance, media and telecommunications industries.

         On July 23, 2001, the Company entered into a merger agreement with SWWT, Inc. See Note 12 for further information.

2.  Summary of significant accounting policies:

Principles of consolidation

         The accompanying consolidated financial statements include the accounts of the Company and Apex Software Private Limited, the Company's wholly owned subsidiary (see Note 10). All material intercompany balances and transactions have been eliminated in consolidation.

Interim financial statements

         The financial statements as of June 30, 2001 and for the six months ended June 30, 2001 and 2000 are unaudited and, in the opinion of management, include all adjustments (consisting only of normal and recurring adjustments) necessary for a fair presentation of results for these interim periods. The results of operations for the six months ended June 30, 2001 are not necessarily indicative of the results expected for the entire year.

Revenue recognition and customer concentration

         Historically, the Company's revenues from consulting services have been generated under time and materials contracts. Revenue from consulting services that are billed on a time and materials basis is recognized in the period during which the services are provided. During 2001, the Company entered into one contract based on a fixed fee amount. Revenue from the fixed fee contract is recognized using a percentage of completion method based on the total costs incurred to date compared to the total costs to be incurred for the contract.

         The majority of the Company's services are performed on large companies located in the New York City area. Revenues from the Company's two largest customers represent approximately

75 percent of total revenues (50 percent and 25 percent, respectively) for the six months ended June 30, 2001, the two largest customers represent approximately 74 percent of total revenues (54 percent and 20 percent, respectively) for the year ended December 31, 2000, the three largest customers represent approximately 70 percent of total revenues (33 percent, 25 percent and 12 percent, respectively) for the year ended December 31, 1999 and the largest customer represents approximately 77 percent of total revenues for the year ended December 31, 1998. The total accounts receivable from these customers as of June 30, 2001, December 31, 2000 and 1999, was $4,289,255, ($3,048,235 and
$1,241,020, respectively), $6,226,829 ($5,258,113 and $968,716, respectively)
and $2,784,688 ($1,467,252, $794,551 and $522,885, respectively).

Segments

         For purposes of Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information" the Company believes that it operates in one segment.

Cash and cash equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of credit risk

         Financial instruments that potentially subject the Company to concentration of credit risk are accounts receivable. The Company's customer base principally comprises companies within the financial services industry and to a lesser extent the insurance, media and telecommunications industries. The Company does not require collateral from its customers.

         In addition, the Company's cash and cash equivalents are subject to potential concentrations of credit risk, as the Company has cash deposits in excess of federally insured limits.

Property and equipment

         Property and equipment are recorded at cost. Significant improvements are capitalized and expenditures for maintenance and repairs are charged to expense as incurred. Upon the sale or retirement of these assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in income.

         Depreciation is provided using the straight-line method based on the estimated useful lives of the assets as follows:

                 Equipment                                  5 years

                 Automobiles                                5 years

                 Furniture and fixtures                     7 years

Fair value of financial instruments

         The Company's financial instruments consist primarily of cash and cash equivalents, accounts receivable and accounts payable. The book values of cash and cash equivalents, accounts receivable and accounts payable are considered to be representative of their respective fair values.

Currency translation

         The accounts of the Company's international subsidiary are translated in accordance with SFAS No. 52, "Foreign Currency Translation", which requires that assets and liabilities of international operations be translated using the exchange rate in effect at the balance sheet date, and that the results of operations be translated at average exchange rates during the period. The effects of exchange rate fluctuations in translating assets and liabilities of international operations into U.S. dollars are accumulated and reflected in cumulative translation adjustments included in stockholders' equity. The effects of exchange rate fluctuations in translating the foreign currency transactions are included in general sales and administrative expenses. There were no material transaction gains or losses related to the foreign currency transactions in the accompanying Consolidated Statements of Operations.

Income taxes

         The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the liability method of accounting for deferred income taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities. Deferred tax assets or liabilities at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered.

Earnings per share

         The Company utilizes SFAS No. 128, "Earnings Per Share," to compute earnings per share. SFAS No. 128 requires dual presentation of basic and diluted earnings per share (EPS) for complex capital structures on the statements of operations. Basic EPS is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution from the exercise or conversion of securities into common stock unless they are anti-dilutive.

         Since the Company has no outstanding dilutive securities (no options or warrants or other potentially dilutive securities) the weighted-average shares outstanding for both basic and diluted reflect the weighted-average number of common shares outstanding for the applicable period.

Accumulated other comprehensive income

         SFAS No. 130, "Reporting Comprehensive Income," established the concept of comprehensive income. Comprehensive income is defined as net income plus revenues, expenses, gains and losses that, under accounting principles generally accepted in the United States, are excluded from net income. The Company's accumulated other comprehensive income is comprised of unrealized gains and losses from foreign currency translation adjustments and is presented in the consolidated statements of stockholders' equity.

Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

         Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation.

3.  Employee advances:

         As of June 30, 2001, December 31, 2000 and 1999, other current assets includes employee advances of $104,055, $110,067 and $74,337, respectively, and other long-term assets includes employee advances of $57,035, $30,968 and $42,475, respectively. The employee advances do not bear interest and are repaid based on scheduled monthly installments.

4.  Property and equipment:

                                                                  June 30,              December 31
                                                                                ----------------------------
                                                                    2001            2000            1999
                                                               ---------------------------------------------
                 Equipment                                     $      178,517   $    171,015     $   100,322
                 Automobiles                                           16,200         16,200          16,200
                 Furniture and fixtures                                23,394         22,691          11,285
                                                               ---------------  -------------    -----------
                                                                      218,111        209,906         127,807
                 Less- Accumulated depreciation                      (109,976)       (96,112)        (68,919)
                                                               ---------------  -------------    -----------
                                                               $      108,135   $    113,794     $    58,888
                                                               ===============  =============    ===========

5.   Accrued expenses and valuation accounts:

                                                                  June 30,             December 31,
                                                                                ---------------------------
                                                                     2001           2000             1999
                                                               ---------------------------------------------
         Accrued payroll and bonuses                           $    1,876,251        911,793     $   596,424
         Accrued payroll taxes                                         47,026         32,115         214,823
         Other                                                        482,674        545,642         421,216
                                                               ---------------  -------------    -----------
                 Total                                         $    3,490,641   $  2,458,677     $ 4,044,395
                                                               ===============  =============    ===========

Allowance for doubtful accounts:

                                                   Six months ended June 30            Years ended December 31
                                                  --------------------------  ----------------------------------------
                                                          2001          2000          2000          1999          1998
                                                  ------------  ------------  ------------  ------------  ------------
                 Balance at beginning of period   $     50,000  $     50,000  $     50,000  $     20,000  $         --
                 Provision                                  --            --       398,178        30,000        20,000
                 Charges                                    --            --      (398,178)           --            --
                                                  ------------  ------------  ------------  ------------  ------------
                 Balance at end of period         $     50,000  $     50,000  $     50,000  $     50,000  $     20,000
                                                  ============  ============  ============  ============  ============

6.  Line of credit:

         In May 2000, the Company entered into a Loan and Security Agreement (the Agreement) with a finance company that provides for a $3,000,000 revolving line of credit (the Revolver). Available borrowings under the Revolver are based on the lessor of $3,000,000 or a stated percentage of eligible accounts receivable, as defined. The Agreement expires in May 2002, subject to renewal. Substantially all of the Company's assets are pledged as collateral under the Agreement. In addition, the Agreement grants the finance company the right to direct all deposits received on outstanding accounts receivable against the outstanding balance under the Revolver, if any. As a result, outstanding borrowings under the Revolver are classified as a current liability in the accompanying consolidated balance sheet.

         Borrowings under the Revolver bear interest at the bank's prime rate plus 1 percent (10.5 percent at December 31, 2000) and interest is payable monthly. Interest expense on the Revolver was $32,235 and $48,560 for the year ended December 31, 2000 and the six months ended June 30, 2001, respectively. As of December 31, 2000, $2,988,355 was available under the Revolver based on the borrowing base.

         The Company is required to maintain compliance with certain financial and non-financial covenants, as defined, including a net worth requirement, and the Agreement places restrictions on employee advances, capital expenditures, compensation and additional indebtedness.

7.  Stockholders equity:

         In January 2000, the Company's sole stockholder transferred 4,122,408 shares of the Company's common stock held by him to two officers of the Company. This transfer was in consideration for services rendered and the Company recorded compensation expense of $728,000 in 2000 based on the estimated fair value of these shares as determined by management with the use of an outside independent appraisal. The transfer of these shares was recorded as a capital contribution by the majority stockholder and a compensation charge for the stock issuance by the Company.

8.  Income taxes:

        The components of the income tax provision are as follows:

                                         Six months ended June 30                     Year ended December 31
                                       ----------------------------  ------------------------------------------------
                                            2001           2000            2000             1999             1998
                                       -------------  -------------  ------------------------------------------------
          Current:
             Federal                   $    745,341   $    633,851   $    418,911     $    827,043     $     19,482
             State                          239,480        200,292        135,358          267,573            6,726
                                       -------------  ---------------------------------------------------------------
          Total current                     984,911        834,143        554,269        1,094,616           26,208
                                       -------------  ---------------------------------------------------------------
          Deferred:
             Federal                             --             --        973,659         (197,202)          32,629
             State                               --             --        315,007          (63,801)           4,825
                                       -------------  ---------------------------------------------------------------
          Total deferred                         --             --      1,288,666         (261,003)          37,454
                                       -------------  ---------------------------------------------------------------
          Total income tax provision   $    984,911   $    834,143   $  1,842,935     $    833,613     $     63,662
                                       =============  ===============================================================

        The income tax provision differs from the amount currently payable because certain expenses, primarily accrued recruiting and training, certain other accruals and bad debt expense, are reported in different periods for financial reporting and income tax purposes.

        Taxes on the undistributed earnings of the Company's international subsidiary are provided for at the applicable U.S. Federal and state income tax rates since management does not expect these earnings to be reinvested indefinitely in the foreign subsidiaries operations.

        The reconciliation between income taxes at the federal statutory rate and the amount recorded in the accompanying financial statements is as follows:

                                                 Six months ended June 30               Years ended December 31
                                              ------------------------------     -------------------------------------
                                                     2001          2000             2000          1999         1998
                                              ---------------  -------------     ----------    ----------   ----------
          Tax at statutory rate                     34.0%          34.0%            34.0%         34.0%        34.0%

          State and city income taxes, net
          of federal tax benefit                    11.0           11.0             11.0          11.0         11.0

          Non-deductible expenses                    0.2            0.8              0.8           8.0         50.8
                                              ---------------  -------------     ----------    ----------   ----------
                                                    45.2%          45.8%            45.8%         53.0%        95.8%
                                              ===============  =============     ==========    ==========   ==========

        The components of the net current and long-term deferred tax assets and liabilities, measured under SFAS No. 109, are as follows:

                                                                   June 30                December 31
                                                                              ----------------------------------
                                                                     2001           2000              1999
                                                           -----------------------------------------------------
             Deferred tax assets-
                Allowance for doubtful accounts            $       22,500     $       22,500    $       22,500
                Accrued vacation                                   77,400             77,400            38,939
                Other accrued expenses                            261,225            261,225           233,997
                                                           -----------------------------------------------------
                                                                  361,125            361,125           295,436
                                                           -----------------------------------------------------
             Deferred tax liabilities-
                Depreciation                                      (19,365)           (19,365)           (9,683)
                Undistributed earnings of foreign
                subsidiary                                     (1,344,673)        (1,344,673)               --
                                                           -----------------------------------------------------
                                                               (1,364,038)        (1,364,038)           (9,683)
                                                           -----------------------------------------------------
                Net deferred tax (liability) asset         $   (1,002,913)    $   (1,002,913)   $      285,753
                                                           =====================================================

9.  Related party transactions:

        As of December 31, 1997, the Company had received advances from the Company's majority shareholder totaling $85,865. In 1998, the Company received additional advances from the Company's majority stockholder totaling $16,628. These advances did not bear interest and had no stated maturity date. The amount was repaid by the Company between February and September 1999.

        During 2000, the Company made an advance to the majority stockholder in the amount of $293,645. The advance does not bear interest. There has been no formal written agreement for this advance, however, the majority stockholder repaid this amount in April 2001.

        During the six months ended June 30, 2001 and the years ended December 31, 2000, 1999 and 1998, the Company recorded consulting expenses of $0, $902,894, $879,556 and $505,147, respectively, for subtracting services provided by an entity that is owned by a stockholder of the Company. Included in accounts payable as of June 30, 2001, December 31, 2000 and 1999, is $0, $0 and $397,195,
respectively, related to this subcontractor.

        During the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the Company recorded expenses related to recruitment and training services provided by two related parties. One entity is located in India and is owned by a relative of an officer of the Company. For the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the expense recorded for this entity was $4,000, $49,596 and $50,000, respectively. The second entity is located in Sri Lanka and is owned by a relative of an officer of the Company. For the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the expense recorded for this entity was $0, $0 and $10,755, respectively. There were no amounts payable as of June 30, 2001, December 31, 2000 and 1999 related to these entities.

        During the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the Company recorded rental expense of $2,550, $5,100 and $3,825, respectively, related to one of the Company's office locations which is owned by a relative of the Company's majority stockholder.

     During the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the Company recorded rental expense of $2,550, $5,100 and $3,825, respectively, related to one of the Company's office locations which is owned by a relative of the Company's majority stockholder. Included in accrued expenses as of June 30, 2001, December 31, 2000 and 1999 is $425, $0 and $8,925,
respectively, related to this lease arrangement. The lease agreement calls for monthly rentals of $425 through the expiration date in December 2002.

10.  Supplier concentration:

        In addition to the use of the Company's employees on the various consulting projects, the Company also utilizes outside consultants for several contracts. Many of these outside consultants are small, independent contractors. The Company's reliance on outside consultants involves several risks, including a potential inability to obtain an adequate supply of services and reduced control over pricing, timely delivery of service and quality of service.

        During the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, $3,838,130, $8,745,725 and $4,755,102, respectively, of outside consultant expenses were recorded by the Company.

        During 1999, the Company had an arrangement with an unrelated Indian entity, Apex Software Private Limited, which requires the Company to pay specified fees for recruiting and training charges for new employees recruited for the Company. The total expense recorded for these recruiting and training services for the year ended December 31, 1999 was $1,593,491 and this amount is included in accrued expenses as of December 31, 1999. Effective in January 2000 the Company purchased the legal name of Apex Software Private Limited for consideration of $535 and began providing these recruiting and training services through its wholly-owned subsidiary. The Company also established a Cyprus branch of Apex.

11.  Commitments and contingencies:

        Operating Leases

        The Company is contingently liable under noncancelable operating leases for office space and automobiles. For the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, rent expense was $103,069, $130,161 and $79,952, respectively.

        Future minimum rental payments under these leases are as follows:

              Fiscal year
           ------------------
                2001           $  184,032
                2002              189,156
                2003              105,718

        The Company is also obligated to pay certain real estate taxes and other expenses under these lease terms.

Legal proceedings

        In November 2000, DSQ Europe plc, an IT services company incorporated in the U.K. and an affiliate of the India based DSQ Group ("DSQ"), approached the Company with a proposal whereby they would acquire the Company and a number of other companies with a view to completing an initial public offering in London Main Exchange for the merged entity. The Company demanded and received a good faith deposit of $1 million in escrow with the law firm of Pepper Hamilton LLP as the escrow agent, as documented by an escrow agreement. However, DSQ failed to produce any definitive acquisition agreement by the December 15, 2000 deadline, as required by the escrow agreement. When the escrow agent served a notice to release the fund to the Company, DSQ sued the escrow agent and the Company in New Jersey Federal Court to recover the escrow funds. The Company countersued and DSQ subsequently asked for a summary judgment in their favor. The motion is scheduled to go to trial in the near future. The Company's management, after consultation with legal counsel, does not believe that there is any significant financial or other liability for the Company, other than incurring the legal expenses of litigation should the Company lose the litigation and the Court orders the escrow agent to return the escrow funds to DSQ. Per the terms of the Merger agreement (see Note 12), should the Company be allowed to keep any or all of the escrow funds, either by Court order or by a negotiated settlement, it will be paid out to the Company's majority stockholder.

12.  Subsequent events:

        Stock split

        On July 9, 2001, the Company's Board of Directors approved an increase in the authorized shares of common stock from 200 to 50,000,000 shares and a 149,437.27 for one stock split for all outstanding shares of common stock on that date. All share and per share data has been retroactively restated to reflect this stock split.

        Stock issuance

            On July 17, 2001 the Company entered into restricted stock agreements with three entities which include the issuance of 6,183,610 shares of the Company's common stock for consulting and advisory services provided to the Company. These agreements include provisions for forfeiture of the shares if a business combination between the Company and SWWT, Inc. is not completed within a specified period, as defined. If the business combination is completed within the specified period, the Company will record an expense amount as part of the merger related expenses which will be based on the fair value of the shares issued to these entities based on the trading price of SWWT, Inc. common stock.

        Merger agreement

        On July 23, 2001, the Company entered into a merger agreement with SWWT, Inc., a publicly traded (over the counter market) shell company with no significant operations. The combined company will pursue a strategy of cross-border development, with software developers collaborating between India and the United States on development projects and recruiting initiatives. Under the terms of the Merger Agreement, the combined company will be renamed SVT Inc. at a later date.

        Under the Merger Agreement, the Company's stockholders will receive 36,071,064 shares of SWWT, Inc. common stock in exchange for their shares of the Company. Upon completion of the transactions contemplated by the Merger Agreement, including, without limitation, a one-for-two reverse stock split of the SWWT, Inc. common stock and a change in the conversion ratio applicable to the SWWT, Inc. Series B preferred stock, the combined company will have outstanding approximately 41,224,080 shares of common stock, on an as-converted and fully diluted basis, of which the current stockholders of the Company will own approximately 87.5 percent. The proposed merger has been approved by the board of directors of the Company and SWWT, Inc. and the stockholders of the Company. Consummation of the proposed merger is subject to approval by the SWWT, Inc. stockholders and various other closing conditions.

        For accounting and financial reporting purposes, the Company will be the acquirer through a reverse merger. The combination will be treated as an issuance of shares, primarily for cash, by the Company. The surviving corporation will reflect, in its consolidated financial statements, the assets and liabilities of the Company at their historical book values and the tangible assets and liabilities of SWWT, Inc. at their fair values. The surviving corporation will not combine the historical earnings of SWWT, Inc. with those of the Company, but will report the Company's operations through the effective date of the merger.

        The most recent summarized balance sheet information for SWWT, Inc. is as follows:

                                                                June 30, 2001
                                                              ----------------
                                                                 (unaudited)
          Assets:
            Cash and cash equivalents                         $      1,511,000
            Investment                                                 250,000
            Other assets                                               147,000
                                                              ----------------
            Total assets                                      $      1,908,000

          Liabilities and stockholders deficit:
            Accounts payable and accrued expense              $        694,000
            Preferred stock                                          3,486,000
            Stockholders' deficit                                   (2,272,000)
                                                              ----------------
            Total liabilities and stockholders' deficit       $      1,908,000

        Possible Business Disruption (unaudited)

        As discussed in Note 2, the majority of the Company's services are performed on large companies in the financial services industry located in the New York City area. The terrorist activity on September 11, 2001 in the New York City downtown area is likely to cause the Company to lose some revenue for the days that certain clients could not be billed due to the disruption from the terrorist activity. Management believes that the Company's financial position and results of operations as of June 30, 2001 will not be materially impacted from these events.

         Merger Agreement Amendment (unaudited)

         On October 24, 2001 the Merger Agreement with SWWT, Inc. was amended for certain provisions. As part of the amendment, SanVision may establish a discretionary spending cash account of up to $4,000,000, which cash may be disbursed, at the discretion of the SanVision directors, as defined, for acquisition, compensation and distribution purposes.

                                                                      APPENDIX A
                                                                      ----------










================================================================================




               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                by and between

                          SANVISION TECHNOLOGY INC.,

                                  SWWT, INC.

                                      and




                                 E-NEWCO, INC.




                         Dated as of October 24, 2001

                               Table of Contents

                                                                                           Page
                                                                                           ----
ARTICLE I THE MERGER.....................................................................   A-2
     Section 1.1     The Merger..........................................................   A-2
     Section 1.2     Closing                                                                A-2
     Section 1.3     Effective Time......................................................   A-2
     Section 1.4     The Certificate of Incorporation....................................   A-2
     Section 1.5     The By-Laws.........................................................   A-2
     Section 1.6     Directors of Surviving Corporation..................................   A-2
     Section 1.7     Officers of Surviving Corporation...................................   A-3
ARTICLE II EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES...............   A-3
     Section 2.1     Consideration; Effect on Capital Stock..............................   A-3
     Section 2.2     Exchange of SVT Shares..............................................   A-4
     Section 2.3     Adjustments to Prevent Dilution.....................................   A-5
     Section 2.4     Restricted Stock....................................................   A-5
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SVT........................................   A-5
     Section 3.1     Organization and Qualification; Subsidiaries........................   A-5
     Section 3.2     Certificate of Incorporation and By-Laws............................   A-6
     Section 3.3     Capitalization; Financial Statements................................   A-6
     Section 3.4     Authority...........................................................   A-7
     Section 3.5     No Conflict.........................................................   A-8
     Section 3.6     Governmental Required Filings and Consents..........................   A-9
     Section 3.7     Permits; Compliance with Law........................................   A-9
     Section 3.8     Absence of Certain Changes or Events................................   A-9
     Section 3.9     Employee Benefit Plans..............................................  A-10
     Section 3.10    Tax Matters.........................................................  A-11
     Section 3.11    Contracts; No Defaults..............................................  A-11
     Section 3.12    Litigation..........................................................  A-12
     Section 3.13    Intellectual Property...............................................  A-12
     Section 3.14    Taxes                                                                 A-13
     Section 3.15    Real Property.......................................................  A-14
     Section 3.16    Labor Matters.......................................................  A-14

     Section 3.17    Investment Company Act................................................  A-14
     Section 3.18    Certain Agreements....................................................  A-15
     Section 3.19    Brokers...............................................................  A-15
     Section 3.20    No Liabilities........................................................  A-15
     Section 3.21    Insurance Disclosure..................................................  A-15
     Section 3.22    Books and Records.....................................................  A-15
     Section 3.23    Full Disclosure.......................................................  A-16
     Section 3.24    Affiliate Transaction.................................................  A-16
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................  A-16
     Section 4.1     Organization and Qualification; Subsidiaries..........................  A-16
     Section 4.2     Certificate of Incorporation and By-Laws..............................  A-17
     Section 4.3     Capitalization........................................................  A-17
     Section 4.4     Authority.............................................................  A-18
     Section 4.5     No Conflict...........................................................  A-19
     Section 4.6     Governmental Required Filings and Consents............................  A-20
     Section 4.7     Permits; Compliance with Law..........................................  A-20
     Section 4.8     Securities Exchange Commission ("SEC") Filings; Financial Statements..  A-20
     Section 4.9     Absence of Certain Changes or Events..................................  A-21
     Section 4.10    Employee Benefit Plans................................................  A-22
     Section 4.11    Tax Matters...........................................................  A-23
     Section 4.12    Contracts; No Defaults................................................  A-23
     Section 4.13    Litigation............................................................  A-23
     Section 4.14    Environmental Matters.................................................  A-23
     Section 4.15    Intellectual Property.................................................  A-25
     Section 4.16    Taxes.................................................................  A-25
     Section 4.17    Real Property.........................................................  A-26
     Section 4.18    Labor Matters.........................................................  A-26
     Section 4.19    Investment Company Act................................................  A-27
     Section 4.20    Certain Agreements....................................................  A-27
     Section 4.21    Brokers...............................................................  A-27
     Section 4.22    Operations of Merger Sub..............................................  A-27
     Section 4.23    Insurance Disclosure..................................................  A-27

     Section 4.24    Books and Records.....................................................  A-28
     Section 4.25    Full Disclosure.......................................................  A-28
     Section 4.26    Affiliate Transactions................................................  A-28
     Section 4.27    Proxy Statement.......................................................  A-29
ARTICLE V COVENANTS........................................................................  A-29
     Section 5.1     Conduct of Business of SVT Pending the Merger.........................  A-29
     Section 5.2     Conduct of Business of the Company and Merger Sub Pending the Merger..  A-30
     Section 5.3     Other Actions.........................................................  A-32
     Section 5.4     Notification of Certain Matters.......................................  A-32
     Section 5.5     Access to Information; Confidentiality................................  A-33
     Section 5.6     No Solicitation.......................................................  A-33
     Section 5.7     Reasonable Best Efforts...............................................  A-35
     Section 5.8     Consents; Filings; Further Action.....................................  A-35
     Section 5.9     Plan of Reorganization................................................  A-36
     Section 5.10    Public Announcements..................................................  A-36
     Section 5.11    Expenses..............................................................  A-36
     Section 5.12    Takeover Statutes.....................................................  A-37
     Section 5.13    Board of Directors and Officers of the Company........................  A-37
     Section 5.14    Company Charter Amendment.............................................  A-37
     Section 5.15    Indemnification; Insurance............................................  A-37
     Section 5.16    Stockholders Meeting..................................................  A-38
     Section 5.17    Proxy Materials.......................................................  A-38
     Section 5.18    SVT Cash Fund.........................................................  A-39
     Section 5.19    Short Form Merger.....................................................  A-39
ARTICLE VI CONDITIONS......................................................................  A-39
     Section 6.1     Conditions to Each Party's Obligation to Effect the Merger............  A-39
     Section 6.2     Conditions to Obligations of the Company..............................  A-40
     Section 6.3     Conditions to Obligation of SVT.......................................  A-41
     Section 6.4     Termination of Agreements.............................................  A-42
ARTICLE VII TERMINATION....................................................................  A-43
     Section 7.1     Termination...........................................................  A-43
     Section 7.2     Effect of Termination.................................................  A-44

     Section 7.3     Amendment.............................................................  A-44
     Section 7.4     Waiver................................................................  A-44
     Section 7.5     Termination Fee.......................................................  A-44
ARTICLE VIII INDEMNIFICATION...............................................................  A-45
     Section 8.1     Indemnities to SVT Shareholders.......................................  A-45
     Section 8.2     Indemnities to the Company............................................  A-45
     Section 8.3     Third Party Claims; Notice and Opportunity to Defend..................  A-46
ARTICLE IX MISCELLANEOUS...................................................................  A-47
     Section 9.1     Certain Definitions...................................................  A-47
     Section 9.2     Survival of Representations, Warranties and Agreements................  A-48
     Section 9.3     Counterparts..........................................................  A-49
     Section 9.4     Governing Law and Venue, Waiver of Jury Trial.........................  A-49
     Section 9.5     Notices...............................................................  A-50
     Section 9.6     Entire Agreement......................................................  A-50
     Section 9.7     No Third Party Beneficiaries..........................................  A-50
     Section 9.8     Severability..........................................................  A-51
     Section 9.9     Interpretation........................................................  A-51
     Section 9.10    Assignment............................................................  A-51
     Section 9.11    Specific Performance..................................................  A-51

EXHIBITS
--------

Exhibit A  Stockholders Agreement
Exhibit B  Registration Rights Agreement
Exhibit C  Form of Employment Agreement
Exhibit D  Form of Company Certificate of Amendment
Exhibit D1 Form of Company Certificate of Amendment Regarding Amendments to
           Certificate of Designations
Exhibit E  Form of Legal Opinion

               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


     This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Agreement")
                                                                   ---------
is dated as of October 24, 2001, and is by and among SANVISION TECHNOLOGY INC., a New Jersey corporation ("SVT"), SWWT, INC., a Delaware corporation (the
                           ---
"Company"), and E-Newco, Inc., a Delaware corporation and wholly owned
 -------
subsidiary of the Company (the "Merger Sub").
                                ----------

                                   RECITALS

     WHEREAS, the Company and SVT entered into an Agreement and Plan of Merger as of July 23, 2001 (the "Original Agreement"), pursuant to which SVT would be
                          ------------------
merged with and into SWWT;

     WHEREAS, the respective boards of directors of each of the Company, SVT and the Merger Sub have determined that it is advisable and in the best interests of their respective stockholders, in lieu of effecting the direct merger of SVT with and into the Company, to combine the respective businesses of SVT and the Merger Sub and to amend certain closing conditions, and consequently have approved the amendment and restatement of the Original Agreement to effect the merger of SVT with and into the Merger Sub (the "Merger") and approved and
                                                 ------
adopted the Merger and the transactions contemplated by this Agreement, as amended and restated, in accordance with the General Corporation Law of the State of Delaware (the "GCL"), the Business Corporation Act of the State of New
                        ---
Jersey (the "NJBCA") and upon the terms and subject to the conditions set forth
             -----
in this Agreement;

     WHEREAS, the stockholder of the Merger Sub has approved this Agreement, the Merger and the transactions contemplated by this Agreement;

     WHEREAS, the stockholders of SVT and the Merger Sub have each approved this Agreement, the Merger and the transactions contemplated by this Agreement pursuant to action taken by unanimous written consent in accordance with the requirements of the NJBCA, the GCL and the by-laws of SVT and the Merger Sub, respectively;

     WHEREAS, it is intended that, for U.S. federal income tax purposes, the Merger shall qualify as a transaction described in section 351 and/or a reorganization under the provisions of section 368(a), in each case, of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and
                                                ----
regulations promulgated under the Code and that this Agreement be, and is hereby, adopted as a plan of reorganization for purposes of section 368 of the Code;

     WHEREAS, certain terms used in this Agreement have the meanings specified in Section 9.1; and

     WHEREAS, SVT, the Company and the Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  THE MERGER

     Section 1.1   The Merger. Upon the terms and subject to the conditions set
                   ----------
forth in this Agreement, at the Effective Time (as defined below), the Merger Sub shall be merged with and into SVT and the separate corporate existence of the Merger Sub shall cease. SVT shall be the surviving corporation in the Merger (sometimes referred to as the "Surviving Corporation") and shall continue
                               --------- -----------
to be governed by the laws of the State of New Jersey, and the separate corporate existence of SVT with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects set forth in Section 259 of the GCL and Section 14A:10-6 of the NJBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of SVT and the Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of SVT and the Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     Section 1.2   Closing. The closing of the Merger (the "Closing") shall take
                   -------                                  -------
place (a) at the offices of Carter, Ledyard & Milburn, 2 Wall Street, New York, New York at 10:00 a.m. on the business day on which the last to be fulfilled or waived of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement or (b) at such other place and time and/or on such other date as the Company and SVT may agree in writing (the date of such Closing, the "Closing Date").
              ------------

     Section 1.3   Effective Time. As soon as practicable following the
                   --------------
satisfaction or, to the extent permitted hereunder, waiver of all of the conditions set forth in Article VI, the parties will cause a Certificate of Merger (the "Certificate of Merger") to be signed, acknowledged and delivered
             ---------------------
for filing with the Secretary of State of the States of Delaware and New Jersey as provided in the GCL and the NJBCA, respectively. The Merger shall become effective at the time when a Certificate of Merger has been duly filed with the Secretary of State of the States of Delaware and New Jersey or such other time as shall be agreed upon by the parties and set forth in such Certificates of Merger and in accordance with the GCL and the NJBCA (the "Effective Time").
                                                          --------------

     Section 1.4   The Certificate of Incorporation.  The certificate of
                   --------------------------------
incorporation of SVT in effect immediately prior to the Effective Time shall, from and after the Effective Time, be the certificate of incorporation of the Surviving Corporation (the "Surviving Charter"), until duly amended as provided
                            -----------------
in the Surviving Charter or by applicable law.

     Section 1.5   The By-Laws. The by-laws of SVT in effect at the Effective
                   -----------
Time shall, from and after the Effective Time, be the by-laws of the Surviving Corporation (the "Surviving By-Laws"), until duly amended as provided in the
                  -----------------
Surviving By-Laws or by applicable law.

     Section 1.6   Directors of Surviving Corporation. Except as otherwise
                   ----------------------------------
provided herein or in the Stockholders Agreement (as hereinafter defined), Sanjay Sethi and Amit Sarkar shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter and the Surviving By-Laws.

     Section 1.7   Officers of Surviving Corporation. The officers of SVT shall,
                   ---------------------------------
from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter and the Surviving By-Laws.

                                  ARTICLE II

                    EFFECT OF THE MERGER ON CAPITAL STOCK;
                            EXCHANGE OF CERTIFICATES

     Section 2.1   Consideration; Effect on Capital Stock. At the Effective
                   --------------------------------------
Time, as a result of the Merger and without any action on the part of any of the parties hereto or their respective stockholders:

     Merger Consideration.
     --------------------

               (i)    Each share (each an "SVT Share" and together the "SVT
                                           ---------                    ---
     Shares") of the common stock, par value $.01 per share, of SVT (the "SVT
     ------                                                               ---
     Common Stock") issued and outstanding immediately prior to the Effective
     ------------
     Time (other than SVT Shares that are owned by SVT and not held on behalf of third parties (collectively, "Excluded SVT Shares")) shall be converted
                                   -------------------
     into the right to receive and become exchangeable for one (the ratio of SVT Shares to shares of Company Common Stock, being hereinafter referred to as the "Exchange Ratio") share of common stock (on a post-Reverse Stock Split
          --------------
     basis (as such term is defined in Section 9.1)), par value $.001 per share, of the Company (the "Company Common Stock"). Notwithstanding anything
                          --------------------
     elsewhere herein to the contrary, the aggregate number of shares of Company Common Stock to be issued to each holder of SVT Shares shall be rounded to the nearest whole number of shares, rounding up from 0.5.

               (ii) The Exchange Ratio shall be subject to adjustment as provided in Section 2.3. The shares of Company Common Stock issuable pursuant to this Section 2.1(a) shall collectively be referred to as the "Merger Consideration." At the Effective Time, all SVT Shares shall no
      --------------------
     longer be outstanding, shall be canceled and retired and shall cease to exist, and each SVT Share (other than Excluded SVT Shares) shall thereafter represent only the right to receive the Merger Consideration.

     (b)  Cancellation of Shares. Each Excluded SVT Share issued and outstanding
          ----------------------
immediately prior to the Effective Time shall no longer be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

     (c)  Company.  At the Effective Time, all issued and outstanding shares of
          -------
Company Common Stock immediately prior to the Merger shall remain outstanding and all Company Stock Options and Warrants (as defined herein) shall remain in full force and effect in accordance with the terms of the instruments governing such Company Stock Options and Warrants on the date hereof.

     (d)  Reverse Stock Split. All references contained in this Agreement to the
          -------------------
amount of capital stock of the Company authorized, issued, to be issued, or held by any party shall be interpreted to mean the capital stock of the Company prior to the occurrence of the Reverse Stock Split.

     (e)  The Merger Sub. At the Effective Time, each share of common stock, par
          --------------
value $.01 per share, of the Merger Sub issued and outstanding immediately prior to the Effective Time (collectively, the "Merger Sub Shares") shall be converted
                                          -----------------
into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation (the "Surviving Corporation
                                                         ---------------------
Common Stock"), and the Surviving Corporation shall be a wholly owned subsidiary
------------
of the Company.

     Section 2.2   Exchange of SVT Shares.
                   ----------------------

     (a)  Exchange Procedures.

          (i) At the Effective Time, upon surrender of a certificate previously representing any SVT Shares (each, a "Certificate") to the
                                                      -----------
     Company, together with a letter of transmittal in form and substance reasonably satisfactory to the Company and such other customary documents as the Company shall reasonably request, the holder of such Certificate shall receive from the Company a certificate ("Company Certificates")
                                                    --------------------
     representing that number of whole shares of Company Common Stock that such holder has the right to receive pursuant to the provisions of Section 2.1(a) hereof. Each such Company Certificate shall be registered in the name of the applicable holder of SVT Common Stock. Until exchanged as contemplated by this Section 2.2, each SVT Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such exchange, Company Certificates representing the number of whole shares of Company Common Stock into which the SVT Shares have been converted.

          (ii) All shares of Company Common Stock issued upon the exchange of SVT Shares in accordance with the terms of this Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to the SVT Common Stock and will contain a restricted securities legend and will be subject to transfer restrictions as provided in that certain Stockholders Agreement (as hereinafter defined).

          (iii) At the Effective Time, upon surrender of a certificate previously representing any Merger Sub Shares to the Surviving Corporation, together with such customary documents as the Surviving Corporation shall reasonably request, the holder of such certificate shall receive from the Surviving Corporation a certificate ("Surviving Corporation Certificate")
                                           ---------------------------------
     representing that number of shares of Surviving Corporation Common Stock that such holder has the right to receive pursuant to the provisions of
     Section 1.5 hereof. Each such Surviving Corporation Certificate shall be registered in the name of the applicable holder of Merger Sub Shares.
     Until exchanged as contemplated by this Section 1.6 each Merger Sub Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such exchange, Surviving Corporation Certificates representing the number of shares of Surviving Corporation Common Stock into which the Merger Sub Shares have been converted.

     (b)  No Further Transfers. On the Effective Time, the stock transfer books
          --------------------
of SVT shall be closed and there shall be no further registration of transfers on the records of the Surviving Corporation of the SVT Shares that were outstanding immediately prior to the Effective Time.

     (c)  Fractional Shares.  No Company Certificates or scrip representing
          -----------------
fractional shares of Company Common Stock shall be issued upon the conversion of the SVT Shares, no dividend or distribution of the Company shall relate to such fractional share interests, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of the Company.

     (d)  No Liability. None of the Company, SVT, or the Surviving Corporation
          ------------
shall be liable to any person in respect of any shares of Company Common Stock (or dividends or distributions with respect thereto), in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     Section 2.3   Adjustments to Prevent Dilution. In the event that prior to
                   -------------------------------
the Effective Time there is a change in the number of SVT Shares or shares of Company Common Stock or securities or other instruments convertible or exchangeable into or exercisable for SVT Shares or shares of Company Common Stock issued and outstanding, including as a result of a distribution, redemption, repurchase, reclassification, combination or exchange of shares, stock split (including a reverse stock split), stock dividend or distribution or other similar transaction, the Exchange Ratio shall be equitably adjusted to eliminate the effects of any such event. This Section 2.3 shall take into account (i) the proposed elimination of the proposed redemption related to the Series B Preferred Stock, (ii) the change in the conversion ratio of the Series B Preferred Stock, (iii) the conversion of the Series B Preferred Stock to Common Stock, and (iv) the Company's repurchase of Series B Preferred Stock from Jon V. Diamond.

     Section 2.4   Restricted Stock. The shares of Company Common Stock issued
                   ----------------
in connection with the Merger will not be registered under the Securities Act (as defined below). Such shares may not be transferred or resold thereafter except following registration under the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF SVT

     SVT represents and warrants to the Company that, except for inaccuracies in the representations and warranties resulting from compliance with the provisions of this Agreement and performance of the transactions contemplated hereby or inaccuracies resulting solely from actions or omissions permitted by the terms of Section 5.1 hereof:

     Section 3.1   Organization and Qualification; Subsidiaries. (a) Each of SVT
                   --------------------------------------------
and its Subsidiaries (as such term is defined in Section 9.1) has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of SVT and its Subsidiaries is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on SVT. For purposes of this Agreement, "Material
                                                                 --------
Adverse Effect on SVT" means any change in or effect on the business, assets,
---------------------
properties, results of operations, or condition (financial or otherwise) of SVT that is or could reasonably be expected to be materially adverse to SVT, or that could reasonably be expected to impair the ability of SVT to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated hereby or thereby.

     (b) SVT is the owner of all outstanding shares of capital stock of each of the entities set forth in Section 3.1(b) of the Disclosure Letter delivered to the Company by SVT at or prior to the execution of this Agreement (the "SVT
                                                                        ---
Disclosure Letter"), and all such shares are duly authorized, validly issued,
-----------------
fully paid and nonassessable. All of the outstanding shares of capital stock of each such Subsidiary are owned by SVT free and clear of all liens, charges, claims or encumbrances or rights of others. There are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any such Subsidiary, or otherwise obligating SVT or any such Subsidiary to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities. Except as set forth on Section 3.1(b) of the SVT Disclosure Letter, SVT does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any Person.

     Section 3.2   Certificate of Incorporation and By-Laws.  (a) The copies of
                   ----------------------------------------
SVT's certificate of incorporation and by-laws, each as amended through the date of this Agreement (collectively, the "SVT Charter Documents") previously
                                      ---------------------
delivered to the Company are complete and correct copies of those documents. SVT has made available to the Company complete and correct copies of the certificate of incorporations, by-laws and other charter documents of each of the SVT Subsidiaries (collectively, the "SVT Subsidiary Charter Documents"). The SVT
                                 --------------------------------
Charter Documents and the SVT Subsidiary Charter Documents are in full force and effect. Neither SVT nor its Subsidiaries is in violation of any of the provisions of its organizational documents

     Section 3.3   Capitalization; Financial Statements. (a) The authorized
                   ------------------------------------
capital stock of SVT consists of 50,000,000 shares of SVT Common Stock. As of the date of this Agreement 36,071,064 shares of SVT Common Stock were issued and outstanding, all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights, and (i) no shares of SVT Common Stock were reserved for issuance upon the exercise of outstanding stock options (the "Plan
                                                                           ----
Options") granted pursuant to any stock option or equity incentive plans of SVT
-------
(the "SVT Option Plan"), (ii) no shares of SVT Common Stock were reserved for
      ---------------
issuance pursuant to options available for grant under the SVT Option Plan, and
(iii) no shares of SVT Common Stock were reserved for issuance upon exercise of outstanding options listed in Section 3.3(b) of the SVT Disclosure Letter (the "Third Party Options" and, together with the Plan Options, the "SVT Stock
 -------------------                                            ---------
Options"). Section 3.3(a) of the SVT Disclosure Letter sets forth a complete and
-------
correct list as of the date hereof of the holders of all shares of SVT Common Stock and the number of shares held by each such holder, and the holders of all SVT Stock Options, the number of shares subject to each such option and the exercise price thereof. Except as set forth above, as of the date hereof, no shares of capital stock or other voting securities of SVT were issued, reserved for issuance or outstanding.

     (b) Except as set forth in Section 3.3(b) of the SVT Disclosure Letter and except for outstanding SVT Stock Options, there are no options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, rights of first refusal or first offer, preemptive rights, or other rights, agreements, arrangements or commitments of any character to which SVT is a party or by which SVT is bound relating to the issued or unissued capital stock of SVT or obligating SVT to issue or sell any shares of capital stock of, or other equity interests in, SVT.

     (c) All shares of SVT Common Stock subject to issuance, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments under which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and will not be subject to preemptive rights. Except as set forth in Section 3.3(c) of the SVT Disclosure Letter, there are no outstanding contractual obligations of SVT to repurchase, redeem or otherwise acquire any shares of SVT Common Stock or to effect the registration of any shares of SVT Common Stock or other SVT securities under the Securities Act. Except as set forth in Section 3.3(c) of the SVT Disclosure Letter there are no outstanding material contractual obligations of SVT to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other person. Except as set forth in Section 3.3(b) of the SVT Disclosure Letter, there are no stockholder agreements, voting trusts or other agreements or understandings to which SVT is a party or to which it is bound relating to the voting or disposition of any shares of capital stock of SVT.

     (d)  Financial Statements. SVT has heretofore delivered to the Company
          --------------------
audited balance sheets for SVT as of December 31, 1999 and December 31, 2000 and audited statements of income and cash flow for the years ended December 31, 1999 and December 31, 2000, and an unaudited balance sheet and statements of income and cash flow for the first quarter, dated as of March 31, 2001 (the "SVT
                                                                      ---
Financial Statements"). The SVT Financial Statements have been prepared in
--------------------
accordance with U.S. generally accepted accounting principles ("GAAP") applied
                                                                ----
on a consistent basis throughout the periods involved and as compared to prior periods and fairly present in all material respects the financial condition of SVT as of the dates thereof and the results of operations and cash flows for the periods then-ended.

     Section 3.4   Authority.  (a) SVT has all necessary corporate power and
                   ---------
authority to execute and deliver this Agreement and all other agreements to be entered into by SVT as contemplated by this Agreement (the "Transaction
                                                            -----------
Documents"), to perform its obligations hereunder and thereunder and to
---------
consummate the Merger and the other transactions contemplated hereby and thereby to be consummated by SVT. The execution and delivery of this Agreement and the Transaction Documents and the consummation by SVT of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of SVT are necessary to authorize this Agreement or the Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement and the Transaction Documents have been duly authorized and validly executed and delivered by SVT and, assuming the due authorization, execution and delivery by the applicable parties thereto, constitute legal, valid and binding obligations of SVT, enforceable against SVT in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

     (b) The board of directors of SVT (i) has unanimously adopted the plan of merger set forth in this Agreement and approved this Agreement and the other transactions contemplated by this Agreement and (ii) has declared that the Merger and this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby are advisable and recommended that the stockholders of SVT adopt this Agreement. This Agreement has been approved and adopted by the unanimous written consent of the stockholders of SVT.

     Section 3.5   No Conflict. (a) The execution and delivery of this Agreement
                   -----------
and the other Transaction Documents by SVT do not, and the performance of this Agreement and the other Transaction Documents by SVT will not:

     (i) conflict with or violate any provision of any SVT Charter Document or any SVT Subsidiary Charter Document;

     (ii) assuming effectuation of all filings and registrations with, termination or expiration of all applicable waiting periods imposed by, and receipt of all consents, approvals, authorizations and permits of all Governmental Authorities indicated as required in Section 3.6 below, and receipt of all SVT Required Consents (as defined below), conflict with or violate any foreign or domestic law, statute, ordinance, rule, regulation, order, judgment, injunction or decree ("Law") applicable to SVT or by which
                                             ---
     any property or asset of SVT is or may be bound or affected, except for such conflicts or violations which, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on SVT; or

     (iii) except as set forth in Section 3.5(a)(iii) of the SVT Disclosure Letter, result in any violation or breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or modification in a manner adverse to SVT of any right or benefit under or give to others any right of termination, amendment, acceleration, repayment or repurchase, increased payments or cancellation of or result in the creation of a security interest, lien, claim, pledge, option, right of first refusal, limitation on voting rights, charge or other encumbrance of any nature whatsoever (collectively, "Liens") on any
                                                                -----
     property or asset of SVT under any note, bond, mortgage, indenture, contract, agreement, commitment, lease, license, permit, franchise or other instrument or obligation (collectively, "Contracts") to which SVT is a
                                              ---------
     party or by which it or its assets or properties are or may be bound or affected, except for such breaches, defaults or other occurrences which, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on SVT.

     (b) Section 3.5(b) of the SVT Disclosure Letter sets forth a correct and complete list of all Contracts to which SVT is a party or by which it or its assets or properties are or may be bound or affected under which consents or waivers are required prior to consummation of the transactions contemplated by this Agreement and the Transaction Documents (collectively, the "SVT Required Consents").
                                          ---------------------

     Section 3.6   Governmental Required Filings and Consents. The execution and
                   ------------------------------------------
delivery of this Agreement and the Transaction Documents by SVT do not, and the performance of this Agreement and the Transaction Documents by SVT will not, require any material consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority (as such term is defined in
Section 9.1), except (i) for those consents or approvals set forth in Section
3.6 of the SVT Disclosure Letter (the "SVT Governmental Consents"), (ii) for
                                       -------------------------
applicable requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange
                                                                      --------
Act"), and the Securities Act of 1933, as amended (together with the rules and
---
regulations promulgated thereunder, the "Securities Act"), (iii) for applicable
                                         --------------
requirements of state securities or "blue sky" laws ("Blue Sky Laws"), and (iv)
                                     --------         -------------
for the filing of the Certificate of Merger as required by the GCL and the NJBCA.

     Section 3.7   Permits; Compliance with Law. Except as set forth in Section
                   ----------------------------
3.7 of the SVT Disclosure Letter, SVT and its Subsidiaries are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for SVT and its Subsidiaries to own, lease and operate their properties or to carry on their business as it is now being conducted (collectively, the "SVT Permits"), except for any SVT Permits the failure to
                    -----------
have would not have a Material Adverse Effect on SVT and its Subsidiaries taken as a whole. As of the date of this Agreement, no suspension or cancellation of any of the SVT Permits is pending or, to the knowledge of SVT, threatened. Neither SVT nor any of its Subsidiaries are in conflict with or in default or violation in any respect of (i) any Law applicable to SVT or any of its Subsidiaries or by which any property or asset of SVT or its Subsidiaries is or may be bound or affected or (ii) any SVT Permits, except for such conflicts, defaults, or violations that would not have a Material Adverse Effect on SVT and its Subsidiaries taken as a whole.

     Section 3.8   Absence of Certain Changes or Events. Since December 31,
                   ------------------------------------
2000, SVT and its Subsidiaries have conducted their businesses in the ordinary course and in a manner consistent with past practice and, since such date, there has not been:

     (a)  any Material Adverse Effect on SVT;

     (b) any material damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by SVT or any of its Subsidiaries, whether or not covered by insurance;

     (c) any change by SVT or any of its Subsidiaries in its accounting methods, principles or practices except as required by GAAP or by applicable Law;

     (d) any declaration, setting aside or payment of any dividend or distribution in respect of SVT Common Stock or any redemption, purchase or other acquisition of any of SVT's securities;

     (e) any increase in the compensation or benefits of any executive officers, directors or employees of SVT (including, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards) or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, restricted stock, stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers, directors or employees of SVT;

     (f) (i) any incurrence or assumption by SVT or any of its Subsidiaries of any indebtedness for borrowed money, or (ii) any guarantee, endorsement or other incurrence or assumption of liability (whether directly, contingently or otherwise) by SVT or any of its Subsidiaries for the obligations of any other Person, other than in the ordinary course of business;

     (g) any acquisition, sale, license or transfer of any material asset of SVT or any of its Subsidiaries or any creation or assumption by SVT or any of its Subsidiaries of any Lien on any asset of SVT or any of its Subsidiaries;

     (h) any making of any loan, advance or capital contribution to or investment in any Person by SVT or any of its Subsidiaries; or

     (i) any Contract entered into by SVT or any of its Subsidiaries relating to any acquisition or disposition of any assets or business, or (ii) any modification, amendment, assignment or termination of or relinquishment by SVT of any rights under any other Contract (including any insurance policy naming it as a beneficiary or a loss payable payee), other than transactions, commitments, contracts or agreements contemplated by this Agreement and the Transaction Documents.

     Section 3.9   Employee Benefit Plans. (a) Except as set forth in Section
                   ----------------------
3.9(a) of the SVT Disclosure Letter: (A) each pension, retirement, savings, disability, medical, dental, health, life, death benefit, group insurance, profit sharing, deferred compensation, stock option, bonus, incentive, severance pay, or other employee benefit plan, trust, arrangement, contract, commitment, agreement or policy (collectively, "Benefit Plans") of SVT has been administered
                                    -------------
and is in compliance in all material respects with the terms of such plan and all applicable laws, rules and regulations, (B) no "reportable event" (as such term is used in section 4043 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (other than those events for which the 30 day notice
                   -----
has been waived pursuant to the regulations), "prohibited transaction" (as such term is used in section 406 of ERISA or section 4975 of the Code), or "accumulated funding deficiency" (as such term is used in section 412 or 4971 of the Code) has heretofore occurred with respect to any Benefit Plan of SVT or any Benefit Plan of its affiliates and any trade or business which is or within the past five years has been under common control or which is or within the past five years has been treated as a single employer with any of them under section 414(b), (c), (m) or (o) of the Code ("ERISA Affiliate"), and (C) the Benefit
                                      ---------------
Plans of SVT intended to qualify under section 401 of the Code are so qualified and the trusts maintained pursuant thereto are exempt from federal income taxation under section 501 of the Code, and nothing has occurred with respect to the operation of the Benefit Plans of SVT that could cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code and each Benefit Plan of SVT intended to qualify under section

401(a) of the Code has received a favorable determination from the Internal Revenue Service (the "IRS") regarding its qualified status and no
                      ---
notice has been received from the IRS with respect to the revocation of such qualification.

     (b) There is no litigation or administrative or other proceeding involving any Benefit Plan of SVT nor has SVT received notice that any such proceeding is threatened. SVT has not incurred, and, to SVT's knowledge, is not reasonably likely to incur any withdrawal liability with respect to any "multiemployer plan" (within the meaning of section 3(37) of ERISA). The termination of, or withdrawal from, any Benefit Plan of SVT or multiemployer plan to which SVT contributes, on or prior to the Effective Time, will not subject SVT to any liability under Title IV of ERISA.

     (c) True, correct and complete copies of the following documents, with respect to each of the Benefit Plans of SVT, have been made available or delivered to the Company by SVT, in each case to the extent applicable: (i) any plans, all amendments thereto and related trust documents, and amendments thereto; (ii) the most recent Forms 5500 and all schedules thereto and the most recent actuarial report, if any; (iii) the most recent IRS determination letter;
(iv) summary plans descriptions; (v) written communications to employees relating to the Benefit Plans of SVT; and (vi) written descriptions of all non-written agreements relating to the Benefit Plans of SVT.

     (d) None of the Benefit Plans of SVT provide for post- employment life or health insurance, benefits or coverage for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and at the expense of the
                                         -----
participant or the participant's beneficiary. Each of SVT and any ERISA Affiliate which maintains a "group health plan" within the meaning section 5000(b)(1) of the Code has complied in all material respects with the notice and continuation requirements of section 4980B of the Code, COBRA, Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder.

     There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of SVT that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of section 280G of the Code and SVT has not made any payment that would not be deductible pursuant to the terms of section 162(m) of the Code.

     Section 3.10   Tax Matters. Neither SVT nor, to the knowledge of SVT, any
                    -----------
of its affiliates, has taken or agreed to take any action, nor is SVT aware of any agreement, plan or other circumstance that would prevent the Merger from constituting a transaction described in section 351 of the Code or qualifying as a reorganization under section 368(a) of the Code.

     Section 3.11   Contracts; No Defaults. Except as listed or described in
                    ----------------------
Section 3.11 of the SVT Disclosure Letter, there is no Contract to which SVT is a party or by which it or its assets or properties is or may be bound or affected, and true and correct copies of such Contracts have been provided to the Company together with all amendments, modifications and side letters related thereto. SVT is not in violation of or in default under (nor does there exist any condition which with or without the passage of time or the giving of notice or both would cause such a violation of or default under) any Contract in any material respect to which it is a party or by which it or any of its properties or assets is or may be bound or affected.

     Section 3.12   Litigation.  Except as set forth in Section 3.12 of the SVT
                    ----------
Disclosure Letter, there is no suit, claim, action, or proceeding (collectively, "Claims") pending or, to the knowledge of SVT, threatened against SVT or any of
 ------
its Subsidiaries before any Governmental Authority nor to SVT's knowledge are there any investigations or reviews by any Governmental Authority pending or, threatened against, relating to or affecting SVT or any of its Subsidiaries. Neither SVT nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree of any court of Governmental Authority.

     Section 3.13   Intellectual Property.  (a) Section 3.13(a) of the SVT
                    ---------------------
Disclosure Letter sets forth all Intellectual Property owned or licensed by SVT or any of its Subsidiaries that is material to its respective business and operations. For purposes of this Agreement, the term "Intellectual Property"
                                                      ---------------------
means all of the following as they exist in all jurisdictions throughout the world, in each case, to the extent owned or licensed: (A) patents, patent applications, and other patent rights (including any divisions, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted); (B) trademarks, service marks, trade dress, trade names, brand names, Internet domain names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof; (C) copyrights, including all renewals and extensions, copyright registrations and applications for registration, and non-registered copyrights; (D) trade secrets, concepts, ideas, designs, research, processes, procedures, techniques, methods, know-how, data, mask works, discoveries, inventions, schematics, technology algorithms, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, mask work, or trade secret protection); and (E) computer software programs or applications, including all source code, object code, and documentation related thereto.

     (b) Section 3.13(b) of the SVT Disclosure Letter sets forth all licenses, sublicenses and other agreements as to which SVT or any of its Subsidiaries is a party and pursuant to which any Person is authorized to use any of SVT's Intellectual Property, and all licenses, sublicenses and other agreements as to which SVT or any of its Subsidiaries is a party and pursuant to which SVT or any of its Subsidiaries is authorized to use any third party's Intellectual Property. Contracts pursuant to which a third party is authorized to use the Intellectual Property of SVT, the Company or their respective Subsidiaries, or pursuant to which SVT, the Company or their respective Subsidiaries is authorized to use the Intellectual Property of a third party will be referred to herein as "Third Party Intellectual Property Rights".
           ----------------------------------------

     (c) There is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of SVT or any of its Subsidiaries by any third party, or any Third Party Intellectual Property Rights by SVT or any of its Subsidiaries, including any employee or former employee of SVT or any of its Subsidiaries. Except as set forth in Section 3.13(c) of the SVT Disclosure Letter, neither SVT nor any of its Subsidiaries has been, during the five years preceding the date of this Agreement, a party to any Claim, nor, to the knowledge of SVT, is any Claim threatened, that (i) challenges the validity or enforceability of any of the Intellectual Property used in SVT's business or operations, or SVT's ownership, or right to use, sell, or license any Intellectual Property used in its business and operations or (ii) involves a claim of infringement of any Third Party Intellectual Property Rights.

     (d) Neither SVT nor any of its Subsidiaries is in violation in any material respect of any agreement relating to any Intellectual Property.

     (e) Intellectual Property not otherwise protected by patents, patent applications or copyright is referred to herein as "Confidential Information".
                                                    ------------------------
To SVT's knowledge, all use, disclosure or appropriation of Confidential Information owned by SVT or by a third party has been pursuant to the terms of a written agreement between SVT and such third party. To SVT's knowledge, all use, disclosure or appropriation by SVT of Confidential Information not owned by SVT has been pursuant to the terms of a written agreement between SVT and the owner of such Confidential Information, or is otherwise lawful.

     Section 3.14   Taxes.  (a) Except as set forth in Section 3.14 of the SVT
                    -----
Disclosure Letter, (i) each of SVT and its Subsidiaries has timely filed (after giving effect to any extensions of the time to file which were obtained) prior to the date of this Agreement, and will file prior to the Effective Time, all tax returns required to be filed prior to the date of this Agreement and/or required to be filed prior to the Effective Time by it, and has paid, or has or will set up an adequate reserve for the payment of, all federal, state, local, foreign and other taxes, together with interest and penalties thereon ("Taxes")
                                                                        -----
required to be paid prior to the date of the Agreement or the Effective Time and no reserve for Taxes payable by SVT accrued through the date of such financial statements was required, in accordance with GAAP, to be reflected in the most recent SVT Financial Statements and (ii) no deficiencies for any Taxes have been proposed, asserted or assessed against SVT or any of its Subsidiaries other than those which are being contested in good faith and by proper proceedings by SVT, all of which are disclosed in Section 3.14 of the SVT Disclosure Letter.

     (b) The federal income tax returns of SVT and any affiliated, consolidated, combined or unitary group that includes SVT have not to date been examined by the IRS.

     (c) None of SVT or, to SVT's knowledge, any affiliated, consolidated, combined or unitary group of which SVT is now or ever was a member, has filed or entered into any election, consent or extension agreement that extends any applicable statute of limitations or the time within which a tax return must be filed which statute of limitations has not expired or tax return has not been timely filed.

     (d) (i) None of SVT or, to SVT's knowledge, any affiliated, consolidated, combined or unitary group of which SVT is now or ever was a member, is a party to any action or proceeding pending or, to SVT's knowledge, threatened by any Governmental Authority for assessment or collection of Taxes, (ii) no unresolved claim for assessment or collection of Taxes has, to SVT's knowledge, been asserted, and (iii) no audit or investigation of SVT by any Governmental Authority is pending or, to SVT's knowledge, threatened in respect of Taxes.

     Section 3.15   Real Property.  Neither SVT nor its Subsidiaries owns any
                    -------------
fee interest in real estate. Except as set forth in Section 3.15 of the SVT Disclosure Letter, neither SVT nor any of its Subsidiaries is a party to, nor is it or its assets or properties bound or affected by, any lease, sublease or other agreement under which SVT or a Subsidiary occupies or has the right to use or occupy now or in the future any real property. A true and complete copy of each real property lease to which SVT or any of its Subsidiaries is a party has been delivered to counsel of the Company, and each such lease is in full force and effect. No material default or event of default on the part of SVT or any of its Subsidiaries exists under any such lease, and neither SVT nor any of its Subsidiaries has received any written notice of default under any such lease or any indication in writing that the owner of the leased property intends to terminate such lease. Neither SVT nor any of its Subsidiaries is in violation of any zoning, land-use, building or safety law, ordinance, regulation or requirement or other law or regulation applicable to the operation of its owned or leased properties, except for such violations which could not have a Material Adverse Effect on SVT and its Subsidiaries taken as a whole, nor has it received any written notice of violation with which it has not complied.

     Section 3.16   Labor Matters.  SVT and its Subsidiaries employ a total of
                    -------------
approximately 150 full-time employees and retains 35 consultants. Section 3.16 of the SVT Disclosure Letter sets forth the compensation paid to the executive officers of SVT and each of its Subsidiaries for the past two years. Neither the Company nor SVT will, by reason of the transactions contemplated by this Agreement or the Transaction Documents or any action taken in connection with the Closing, be liable to any such employee for "severance pay" or any similar payments. SVT has no policy, practice or program of paying severance. SVT and each of its Subsidiaries is in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice, except for any non-compliance that would not have a Material Adverse Effect on SVT and its Subsidiaries, taken as a whole. SVT is, and at all times since incorporation has been, in compliance with the requirements of the Immigration Reform Control Act of 1986. SVT is not the subject of any suit, action or proceeding which is pending or, to the knowledge of SVT, threatened, asserting that SVT has committed an unfair labor practice (within the meaning of the National Labor Relations Act or applicable state statues) or seeking to compel SVT to bargain with any labor organization as to wages and conditions of employment, in any such case, that is reasonably expected to result in a material liability of SVT. Section 3.16 of the SVT Disclosure Letter sets forth a list of all employment agreements to which SVT or any of its Subsidiaries is a party or otherwise bound and currently in effect, true and correct copies of which were previously provided to the Company together with all amendments, modifications, supplements, and side letters related thereto.

     Section 3.17   Investment Company Act.  SVT either (i) is not an
                    ----------------------
"investment company," or a company "controlled" by, or an "affiliated company" with respect to, an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") or (ii) satisfies
                                      ----------------------
all conditions for an exemption from the Investment Company Act, and, accordingly, SVT is not required to be registered under the Investment Company Act.

     Section 3.18   Certain Agreements.  Except as set forth in Section 3.18 of
                    ------------------
the SVT Disclosure Letter, SVT is not a party to any oral or written (i) agreement with any executive officer, director or other employee of SVT the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving SVT of the nature contemplated by this Agreement or the Transaction Documents, or (ii) plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the Transaction Documents or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the Transaction Documents.

     Section 3.19   Brokers.  Except as set forth in Section 3.19 of the SVT
                    -------
Disclosure Letter, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of SVT.

     Section 3.20   No Liabilities.  As of the date hereof and the Effective
                    --------------
Time, except as set forth in Section 3.20 of the SVT Disclosure Letter, or except as and to the extent reflected, reserved against, or otherwise disclosed in SVT's Balance Sheet as of March 31, 2001 (the "SVT Balance Sheet") or the
                                                  -----------------
notes thereto, and except for those incurred in the ordinary course of business consistent with past practice and not required to be set forth in the SVT Balance Sheet, SVT does not have any debts, liabilities or obligations of any nature (whether accrued, absolute, contingent, mature or unmatured or determined or undetermined or otherwise).

     Section 3.21   Insurance Disclosure.  SVT and each of its Subsidiaries
                    --------------------
maintain insurance with insurers that in the best judgment of management of SVT are sound and reputable with respect to SVT's and its Subsidiaries' assets and upon their respective businesses and operations against loss or damage, risks, hazards and liabilities as in the judgment of SVT is customary and appropriate for companies comparable to SVT. SVT and each of its Subsidiaries maintain in effect all insurance required to be carried by law or by any agreement by which they are bound. To SVT's knowledge, all material claims under all policies of insurance maintained by SVT or any of its Subsidiaries have been filed in due and timely fashion. SVT and each of its Subsidiaries has taken or will timely take all requisite action (including without limitation the making of claims and the giving of notices) pursuant to its directors' and officers' liability insurance policy or policies in order to preserve all rights thereunder with respect to all matters (other than matters arising in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby) occurring prior to the Effective Time. To SVT's knowledge, neither SVT nor any of its Subsidiaries has, during the past three years, had an insurance policy cancelled or been denied insurance coverage for which such companies has applied.

     Section 3.22   Books and Records.  The respective minute books of SVT and
                    -----------------
each of its Subsidiaries, as previously made available to the Company and its representatives, contain accurate records of all meetings of and all corporate actions or written consents taken by the respective stockholders and boards of directors of SVT and each of its Subsidiaries. Neither SVT nor any of its Subsidiaries has any of their respective records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of SVT and such Subsidiary, as the case may be.

     Section 3.23   Full Disclosure.  None of this Agreement, the SVT Disclosure
                    ---------------
Letter, or any Exhibit or certificate delivered in accordance with the terms hereof contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to SVT with regard to SVT and its Subsidiaries that individually, or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect on SVT or its Subsidiaries, the Surviving Corporation (assuming the transactions contemplated hereby are consummated), or on any of their respective property or assets that has not been disclosed herein or in the SVT Disclosure Letter, Exhibits or certificates furnished in connection with the consummation of the transactions contemplated hereby.

     Section 3.24   Affiliate Transaction.  Section 3.24 of the SVT Disclosure
                    ---------------------
Letter sets forth (i) all contracts, agreements, other arrangements or transactions existing or occurring at any time after December 31, 2000 between SVT and any of its Subsidiaries, on the one hand, and any of SVT's or such Subsidiaries' affiliates (including officers, directors, or employees or any of them) or any holder of 1% of the outstanding common stock of SVT or its Subsidiaries or a family member of such a Person, on the other hand, or any of their respective affiliates, other than agreements relating to services provided as an officer or director of SVT, and (ii) a description of all payments made to or received from, SVT or any of its Subsidiaries, on the one hand, and any of SVT's affiliates (including officers, directors, or employees or any of them) or any holder of 1% of the outstanding Company Common Stock or a family member of such a Person, on the other hand, or any of their respective affiliates, since December 31, 2000, except for dividends paid or distributions made with respect to any outstanding class or series of securities of such party and payments of salary or other regular compensation for services in the ordinary course.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                                OF THE COMPANY

     The Company represents and warrants to SVT that, except for inaccuracies in the representations and warranties resulting from compliance with the provisions of this Agreement and performance of the transactions contemplated hereby or inaccuracies resulting from actions or omissions permitted by Section 5.2:

     Section 4.1   Organization and Qualification; Subsidiaries.  (a) Each of
                   --------------------------------------------
the Company and its Subsidiaries has been duly organized and is validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on the Company. For purposes of this Agreement, the term "Material Adverse Effect
                                                       -----------------------
on the Company" means any change in or effect on the business, assets,
--------------
properties, results of operations
or condition (financial or otherwise) of the Company or any of its Subsidiaries that is or could reasonably be expected to be materially adverse to the Company and its Subsidiaries, taken as a whole, or that could reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement or to consummate transactions contemplated hereby.

     (b) The Company is the owner of all outstanding shares of capital stock of each of the entities set forth in Section 4.1(b) of the Disclosure Letter delivered to SVT by the Company at or prior to the execution of this Agreement (the "Company Disclosure Letter"), and all such shares are duly authorized,
      -------------------------
validly issued, fully paid and nonassessable. All of the outstanding shares of capital stock of each such Subsidiary are owned by the Company free and clear of all liens, charges, claims or encumbrances or rights of others. There are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any such Subsidiary, or otherwise obligating the Company or any such Subsidiary to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities. Except as set forth on Section 4.1(b) of the Company Disclosure Letter, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any Person.

     Section 4.2    Certificate of Incorporation and By-Laws.  The copies of the
                    ----------------------------------------
Company's certificate of incorporation and by-laws, each as amended through the date of this Agreement (collectively, the "Company Charter Documents") that are
                                           -------------------------
filed as exhibits to the Company's Definitive Information Statement on Schedule 14C filed with the SEC on July 10, 2000 are complete and correct copies of those documents. The Company has made available to SVT complete and correct copies of the certificate of incorporation and by-laws of Merger Sub (collectively, the "Company Subsidiary Charter Documents"). The Company Charter Documents and the
 ------------------------------------
Company Subsidiary Charter Documents are in full force and effect. Neither the Company nor its Subsidiaries is in violation of any of the provisions of its organizational documents.

     Section 4.3    Capitalization.  (a) The authorized capital stock of the
                    --------------
Company consists of (i) 750,000,000 shares of Company Common Stock, and (ii) 50,000,000 shares of Preferred Stock, par value $.001 per share ("Company
                                                                  -------
Preferred Stock"), 1,000,000 shares of which have been designated Series B
---------------
Preferred Stock, par value $0.001 per share (the "Series B Preferred"). As of
                                                  ------------------
the date hereof, (A) 3,122,254 shares of Company Common Stock were issued and outstanding, all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights, (B) 757,778 shares of Series B Preferred were outstanding, and (C) 439,591 shares of Company Common Stock were reserved for issuance upon exercise of outstanding stock options and warrants to acquire shares of Company Common Stock ("Company Stock Options and Warrants"). Section
                                 ----------------------------------
4.3(a) of the Company Disclosure Letter sets forth a complete and correct list as of the date hereof of the holders of all Company Stock Options and Warrants, the number of shares subject to each such option or warrant, and the exercise price thereof. Except as set forth above, as of the date hereof, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding and, since such date, no shares of capital stock or other voting securities or options in respect thereof have been issued.

     (b) Except for outstanding Company Stock Options and Warrants and the Preferred Stock, there are no options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, rights of first refusal or first offer, preemptive rights, or other rights, agreements, arrangements or commitments of any character to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries is bound relating to the issued or unissued capital stock of the Company or its Subsidiaries or obligating the Company or its Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or its Subsidiaries.

     (c) All shares of Company Common Stock subject to issuance pursuant to the terms of this Agreement, upon issuance at or following the Effective Time on the terms and conditions specified in this Agreement, will be duly authorized, validly issued, fully paid, nonassessable and will not be subject to preemptive rights. Except as set forth in Section 4.3(c) of the Company Disclosure Letter, there are no outstanding contractual obligations of the Company or its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of its Subsidiaries or to effect the registration of any shares of Company Common Stock or other Company securities under the Securities Act. Except as set forth in Section 4.3(c) of the Company Disclosure Letter, there are no material outstanding contractual obligations of the Company or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. Except as set forth in Section 4.3(c) of the Company Disclosure Letter, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or to which it is bound relating to the voting or disposition of any shares of capital stock of the Company.

     (d) The authorized capital stock of Merger Sub, a subsidiary of the Company, consists of 100 shares of common stock, par value $.01 per share ("Sub
                                                                            ---
Common Stock"). All of the issued and outstanding shares of Sub Common Stock are
------------
(A) owned by the Company, free and clear of all Liens, and (B) duly authorized, validly issued, fully paid and nonassessable.

     Section 4.4    Authority.  (a) The Company and the Merger Sub have all
                    ---------
necessary corporate power and authority to execute and deliver this Agreement and the Transaction Documents, to perform their obligations hereunder and thereunder and to consummate the Merger and the other transactions contemplated hereby and thereby to be consummated by the Company and the Merger Sub. The execution and delivery of this Agreement and the Transaction Documents and the consummation by the Company and the Merger Sub of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company and the Merger Sub are necessary to authorize this Agreement or the Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement and the Transaction Documents have been duly authorized and validly executed and delivered by the Company and the Merger Sub and, assuming the due authorization, execution and delivery by the applicable parties thereto, constitute legal, valid and binding obligations of the Company and the Merger Sub, enforceable against the Company and the Merger Sub in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

     (b) The board of directors of the Company and the Merger Sub (i) have adopted the plan of merger set forth in this Agreement and approved this Agreement and the other transactions contemplated by this Agreement (including the issuance of the shares of the Company Common Stock in connection with the Merger), and (ii) have declared that the Merger and this Agreement and the Transaction Documents and the other transactions contemplated hereby and thereby are advisable.

     Section 4.5    No Conflict.  (a) The execution and delivery of this
                    -----------
Agreement and the Transaction Documents by the Company and the Merger Sub do not, and the performance of this Agreement and the Transaction Documents by the Company and the Merger Sub will not:

          (i) upon receipt of necessary stockholder approval, conflict with or violate any provision of any Company Charter Document or any Company Subsidiary Charter Document;

          (ii) assuming effectuation of all filings and registrations with, termination or expiration of all applicable waiting periods imposed by, and receipt of all consents, approvals, authorizations and permits of all Governmental Authorities indicated as required in Section 4.6 below, and receipt of all consents required under any Contracts, conflict with or violate any material foreign or domestic Law applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is or may be bound or affected, except for such conflicts or violations which, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on the Company or the Merger Sub; or

          (iii) except as set forth in Section 4.5(a) of the Company Disclosure Letter, result in any violation or breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or modification in a manner materially adverse to the Company and its Subsidiaries of any right or benefit under or give to others any right of termination, amendment, acceleration, repayment or repurchase, increased payments or cancellation of, or result in the creation of a Lien on any property or asset of the Company or its Subsidiaries under, any Contract to which the Company or its Subsidiaries is a party or by which either of them or their assets or properties are or may be bound or affected, except for any such breaches, defaults or other occurrences which, individually or in the aggregate, have not resulted and could not reasonably be expected to result in a Material Adverse Effect on the Company or the Merger Sub.

     (b) Section 4.5(b) of the Company Disclosure Letter sets forth a correct and complete list of all Contracts to which either the Company or any of its Subsidiaries is a party or by which it or its assets or properties are or may be bound or affected under which consents or waivers are required prior to consummation of the transactions contemplated by this Agreement or the Transaction Documents.

     Section 4.6    Governmental Required Filings and Consents.  The execution
                    ------------------------------------------
and delivery of this Agreement and the Transaction Documents by the Company and the Merger Sub do not, and the performance of this Agreement and the Transaction Documents by the Company and the Merger Sub will not, require any material consent, approval, authorization or permit of, or filing with or notification to, any Government Entity except for (i) those consents or approvals set forth in Section 4.6 of the Company Disclosure Letter (the "Company Governmental Consents"), (ii)
                                    -----------------------------
applicable requirements of the Exchange Act and the Securities Act, (iii) applicable requirements of Blue Sky Laws, and (iii) the filing of the Certificate of Merger as required by the GCL and the NJBCA.

     Section 4.7    Permits; Compliance with Law.  Except as set forth in
                    ----------------------------
Section 4.7 of the Company Disclosure Letter, the Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for the Company to own, lease and operate its properties or to carry on its business as it is now being conducted (collectively, the "Company Permits") except for any Company Permits the failure to have would not
 ---------------
have a Material Adverse Effect on the Company. As of the date of this Agreement, no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened. The Company is not in conflict with or in default or violation in any material respect of (i) any Law applicable to the Company or by which any property or asset of the Company is or may be bound or affected or (ii) any Company Permits, except for such conflicts, defaults or violations that would not have a Material Adverse Effect on the Company.

     Section 4.8    Securities Exchange Commission ("SEC") Filings; Financial
                    ---------------------------------------------------------
Statements. (a) The Company has filed all forms, reports, registration
----------
statements and other documents (including all exhibits, annexes, supplements and amendments to such documents) required to be filed by it under the Exchange Act and the Securities Act since January 1, 1998 through the date of this Agreement (collectively, including any such documents filed subsequent to the date of this Agreement, the "Company SEC Reports"). The Company SEC Reports, including any
                -------------------
financial statements or schedules included or incorporated by reference, (i) complied at the time they were filed in all material respects with the requirements of the Exchange Act or the Securities Act or both, as the case may be, applicable to those Company SEC Reports and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements made in those Company SEC reports, in the light of the circumstances under which they were made, not misleading.

     (b) Each of the financial statements included in or incorporated by reference into the Company SEC Reports (including the related notes and schedules) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited interim financial statements, as permitted by Form 10-Q of the SEC) and fairly present in all material respects (subject, in the case of the unaudited interim financial statements, to normal, year-end audit adjustments) the financial condition of the Company as at the dates thereof and the results of their operations and cash flows for the periods then ended.

     (c) Except as and to the extent reflected, reserved against, or otherwise disclosed on the balance sheet of the Company as of December 31, 2000, including the related notes, or as set forth in Section 4.8(c) of the Company Disclosure Letter, the Company has no debts, liabilities or obligations of any nature (whether accrued, absolute, contingent, mature or unmatured, determined or indeterminable, or otherwise), except (x) in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, and (y) those liabilities incurred in the ordinary course of business.

     Section 4.9   Absence of Certain Changes or Events.  Except (i) as set
                   ------------------------------------
forth in any Company SEC Report filed prior to the date hereof, (ii) as set forth in Section 4.9 of the Company Disclosure Letter, or (iii) as otherwise contemplated by this Agreement, since December 31, 2000, the Company and its Subsidiaries have conducted their businesses in the ordinary course and in a manner consistent with past practice and, since such date, there has not been:

     (a)  any Material Adverse Effect on the Company or its Subsidiaries;

     (b) any material damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by the Company or its Subsidiaries, whether or not covered by insurance;

     (c) any change by the Company or its Subsidiaries in its accounting methods, principles or practices except as required by GAAP or by applicable Law;

     (d) any declaration, setting aside or payment of any dividend or distribution in respect of Company Common Stock or any redemption, purchase or other acquisition of any of the Company's securities;

     (e) any increase in the compensation or benefits of any executive officers, directors or employees of the Company (including, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards) or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, restricted stock, stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers, directors or employees of the Company;

     (f) (i) any incurrence or assumption by the Company or any of its Subsidiaries of any indebtedness for borrowed money, or (ii) any guarantee, endorsement or other incurrence or assumption of liability (whether directly, contingently or otherwise) by the Company or any of its Subsidiaries for the obligations of any other Person, other than in the ordinary course of business;

     (g) any acquisition, sale, license, transfer of any material asset of the Company or any of its Subsidiaries or any creation or assumption by the Company or any of its Subsidiaries of any Lien on any asset of the Company or any of its Subsidiaries;

     (h) any making of any loan, advance or capital contribution to or investment in any Person by the Company or any of its Subsidiaries; or

     (i) (i) any Contract entered into by the Company or any of its Subsidiaries relating to any acquisition or disposition of any assets or business, or (ii) any modification, amendment, assignment or termination of or relinquishment by the Company or any of its Subsidiaries of any rights under any other Contract (including any insurance policy naming it as a beneficiary or a loss payable payee), other than transactions, commitments, contracts or agreements contemplated by this Agreement or the Transaction Documents.

     SECTION 4.10   Employee Benefit Plans.  (a) Except as set forth in Section
                    ----------------------
4.10(a) of the Company Disclosure Letter: (A) each Benefit Plan of the Company has been administered and is in compliance in all material respects with the terms of such plan and all applicable laws, rules and regulations, (B) no "reportable event" (as such term is used in section 4043 of ERISA)(other than those events for which the 30 day notice has been waived pursuant to the regulations), "prohibited transaction" (as such term is used in section 406 of ERISA or section 4975 of the Code), or "accumulated funding deficiency" (as such term is used in section 412 or 4971 of the Code) has heretofore occurred with respect to any Benefit Plan of the Company or any ERISA Affiliate, and (C) the Benefit Plans of the Company intended to qualify under section 401 of the Code are so qualified and the trusts maintained pursuant thereto are exempt from federal income taxation under section 501 of the Code, and nothing has occurred with respect to the operation of the Benefit Plans of the Company that could cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code and each Benefit Plan of the Company intended to qualify under section 401(a) of the Code has received a favorable determination from the IRS regarding its qualified status and no notice has been received from the IRS with respect to the revocation of such qualification.

     (b) There is no litigation or administrative or other proceeding involving any Benefit Plan of the Company nor has the Company received notice that any such proceeding is threatened. The Company has not incurred, and, to the Company's knowledge, is not reasonably likely to incur any withdrawal liability with respect to any "multiemployer plan" (within the meaning of section 3(37) of ERISA). The termination of, or withdrawal from, any Benefit Plan of the Company or multiemployer plan to which the Company contributes, on or prior to the Effective Time, will not subject the Company to any liability under Title IV of ERISA.

     (c) True, correct and complete copies of the following documents, with respect to each of the Benefit Plans of the Company, have been made available or delivered to SVT by the Company, in each case to the extent applicable: (i) any plans, all amendments thereto and related trust documents, and amendments thereto; (ii) the most recent Forms 5500 and all schedules thereto and the most recent actuarial report, if any; (iii) the most recent IRS determination letter;
(iv) summary plans descriptions; (v) written communications to employees relating to the Benefit Plans of the Company; and (vi) written descriptions of all non-written agreements relating to the Benefit Plans of the Company.

     (d) Except as set forth in Section 4.10(d) of the Company Disclosure Letter, none of the Benefit Plans of the Company provide for post- employment life or health insurance, benefits or coverage for any participant or any beneficiary of a participant, except as may be required under COBRA and at the expense of the participant or the participant's beneficiary. Each of the Company and any ERISA Affiliate which maintains a "group health plan" within the meaning section 5000(b)(1) of the Code has complied in all material respects with the notice and continuation requirements of section 4980B of the Code, COBRA, Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder.

     (e) Except as set forth in Section 4.10(e) of the Company Disclosure Letter, there is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of section 280G of the Code and the Company has not made any payment that would not be deductible pursuant to the terms of section 162(m) of the Code.

     Section 4.11 Tax Matters.  Neither the Company nor any of its
                  -----------
Subsidiaries, nor to the knowledge of the Company, any of the Company's affiliates, has taken or agreed to take any action, nor is the Company aware of any such agreement, plan or other circumstance, that would prevent the Merger from constituting a transaction described in section 351 of the Code or qualifying as a reorganization under section 368(a) of the Code.

     Section 4.12 Contracts; No Defaults.  Except as listed or described in
                  ----------------------
Section 4.12 of the Company Disclosure Letter, there is no Contract to which the Company or its Subsidiaries is a party or by which it or its assets or properties is or may be bound or affected, and true and correct copies of such Contracts have been provided to SVT together with all amendments modifications and side letters related thereto. The Company and its Subsidiaries are not in violation of or in default under (nor does there exist any condition which with or without the passage of time or the giving of notice or both would cause such a violation of or default under) any Contract in any material respect to which it or any of its Subsidiaries is a party or by which it or they or any of its or their properties or assets is or may be bound or affected.

     Section 4.13 Litigation.  Except as set forth in Section 4.13 of the
                  ----------
Company Disclosure Letter, there are no Claims pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any Governmental Authority nor to the Company's knowledge are there any investigations or reviews by any Governmental Authority pending or, threatened against, relating to or affecting the Company or any Subsidiary. Neither the Company nor any Subsidiary is subject to any outstanding order, writ, injunction or decree of any court of Governmental Authority.

     Section 4.14 Environmental Matters.  Except as set forth in Section 4.14
                  ---------------------
of the Company Disclosure Letter:

     (a) The Company is not and to its knowledge, has not been in violation in any material respect of any applicable Safety and Environmental Law;

     (b) To the Company's knowledge, the Company has all Permits required pursuant to Safety and Environmental Laws that are material to the conduct of the business of the Company, all such Permits are in full force and effect, no action or proceeding to revoke, limit or modify any of such Permits is pending, and the Company is in compliance in all material respects with all terms and conditions thereof;

     (c)  The Company has not received any Environmental Claim;

     (d) To the Company's knowledge, there is not now and has not been at any time in the past a Release or threatened Release of Hazardous Substances into the Environment for which the Company is directly or indirectly responsible; and

     (e) To the Company's knowledge, there is not now and has not been at any time in the past at, on or in any of the real properties owned, leased or operated by the Company, and, to the Company's knowledge, was not at, on or in any real property previously owned, leased or operated by the Company or any predecessor: (i) any generation, use, handling, Release, treatment, recycling, storage or disposal of any Hazardous Substances, (ii) any underground storage tank, surface impoundment, lagoon or other containment facility (past or present) for the temporary or permanent storage, treatment or disposal of Hazardous Substances, (iii) any asbestos-containing material in a condition requiring abatement, (iv) any Release or threatened Release, or any visible signs of Releases or threatened Releases, of a Hazardous Substance to the Environment in form or quantity requiring remedial action under Safety and Environmental Laws, or (v) any Hazardous Substances present at such property, excepting such quantities as are handled in all material respects in accordance with all applicable manufacturer's instructions and Safety and Environmental Laws and in proper storage containers, and as are necessary for the operations of the Company.

     (f) For purposes of this Agreement, the following terms have the following meanings:

            (i)    "Environment" means navigable waters, waters of the
                    -----------
     contiguous zone, ocean waters, natural resources, surface waters, ground water, drinking water supply, land surface, subsurface strata, ambient air, both inside and outside of buildings and structures, man-made buildings and structures, and plant and animal life on earth.

            (ii)   "Environmental Claims" means any written notification,
                    --------------------
     whether direct or indirect, pursuant to Safety and Environmental Laws or principles of common law relating to pollution, protection of the Environment or health and safety, that any of the current or past operations of the Company have or may have violated any such Safety and Environmental Law or principles of common law.

            (iii)  "Hazardous Substance" means any toxic waste, pollutant,
                    -------------------
     hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, radioactive substance or waste, or any constituent of any such substance or waste, or any other substance regulated under or defined by any Safety and Environmental Law.

            (iv)   "Release" means any release, spill, emission, leaking,
                    -------
     pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor Environment or into, through or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, ground water or property.

            (v)    "Safety and Environmental Laws" means all federal, state and
                    -----------------------------
     local laws and orders relating to pollution, protection of the Environment, public or worker health and safety, or the emission, discharge, release or threatened release of pollutants, contaminants or industrial, toxic or hazardous substances or wastes into the Environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S). 9601 et seq., the
                     -- ---

     Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the
                                                                -- ---
     Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., the Federal Water
                                                      -- ---
     Pollution Control Act, 33 U.S.C. (S) 1251 et seq., the Clean Air Act, 42
                                               -- ---
     U.S.C. (S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide
                     -- ---
     Act, 7 U.S.C. (S) 121 et seq., the Occupational Safety and Health Act, 29
                           -- ---
     U.S.C. (S) 651 et seq., the Asbestos Hazard Emergency Response Act, 15
                    -- ---
     U.S.C. (S) 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. (S) 300f et
                     -- ---                                                   --
     seq., the Oil Pollution Act of 1990 and analogous state acts.
     ---

     Section 4.15  Intellectual Property.  (a) Section 4.15(a) of the Company
                   ---------------------
Disclosure Letter sets forth all licenses, sublicenses and other agreements as to which the Company or any of its Subsidiaries is a party and pursuant to which any Person is authorized to use any of the Company's Intellectual Property, and all licenses, sublicenses and other agreements as to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use any Third Party Intellectual Property Rights.

     (b) There is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of the Company or any of its Subsidiaries by any third party, or any Third Party Intellectual Property Rights by the Company or any of its Subsidiaries, including any employee or former employee of the Company or any of its Subsidiaries. Except as set forth in Section 4.15(b) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has been, during the five years preceding the date of this Agreement, a party to any Claim, nor, to the knowledge of the Company, is any Claim threatened, that (i) challenges the validity or enforceability of any of the Intellectual Property used in the Company's business or operations, or the Company's ownership, or right to use, sell, or license any Intellectual Property used in its business and operations or (ii) involves a claim of infringement of any Third Party Intellectual Property Rights.

     (c) Neither the Company nor any of its Subsidiaries is in violation in any material respect of any agreement relating to any Intellectual Property.

     (d) To the Company's knowledge, all use, disclosure or appropriation of Confidential Information owned by the Company or by a third party has been pursuant to the terms of a written agreement between the Company and such third party. To the Company's knowledge, all use, disclosure or appropriation by the Company of Confidential Information not owned by the Company has been pursuant to the terms of a written agreement between the Company and the owner of such Confidential Information, or is otherwise lawful.

     Section 4.16  Taxes.  (a) Except as set forth in Section 4.16 of the
                   -----
Company Disclosure Letter, (i) the Company has timely filed (after giving effect to any extensions of the time to file which were obtained) prior to the date of this Agreement, and will file prior to the Effective Time, all tax returns required to be filed prior to the date of this Agreement and/or required to be filed prior to the Effective Time by it, and has paid, or has or will set up an adequate reserve for the payment of, all Taxes required to be paid prior to the date of the Agreement or the Effective Time, as the case may be, and no reserve for Taxes payable by the Company accrued through the date of such financial statements was required, in accordance with GAAP, to be reflected in the most recent financial statements contained in the Company SEC Reports and (ii) no deficiencies for any Taxes have been proposed, asserted or assessed against the Company other than those which are being contested in good faith and by proper proceedings by the Company.

     (b) The federal income tax returns of the Company and any affiliated, consolidated, combined or unitary group that includes the Company have not to date been examined by the IRS.

     (c) None of the Company or, to the Company's knowledge, any affiliated, consolidated, combined or unitary group of which the Company is now or ever was a member, has filed or entered into any election, consent or extension agreement that extends any applicable statute of limitations or the time within which a tax return must be filed which such statute of limitations has not expired or tax return has not been timely filed.

     (d) (i) None of the Company or, to the Company's knowledge, any affiliated, consolidated, combined or unitary group of which the Company is now or ever was a member, is a party to any action or proceeding pending or, to the Company's knowledge, threatened by any Governmental Authority for assessment or collection of Taxes, (ii) no unresolved claim for assessment or collection of Taxes has, to the Company's knowledge, been asserted, and (iii) no audit or investigation of the Company by any Governmental Authority is pending or, to the Company's knowledge, threatened.

     Section 4.17  Real Property.  The Company and its Subsidiaries do not own
                   -------------
any fee interest in real estate. Neither the Company nor any Subsidiary is a party to, or is it or its assets or properties bound or affected by, any lease, sublease or other agreement under which the Company or any of its Subsidiaries occupies or has the right to use or occupy now or in the future any real property.

     Section 4.18  Labor Matters.  The Company and its Subsidiaries employ one
                   -------------
employee and do not retain any consultants. Section 4.18 of the Company Disclosure Letter sets forth the compensation paid to the executive officers of the Company and each of its Subsidiaries for the past two years. Neither the Company nor SVT will, by reason of the transactions contemplated by this Agreement or the Transaction Documents or any action taken in connection with the Closing, be liable to any such employee for "severance pay" or any similar payments. The Company has no policy, practice or program of paying severance except as set forth in Section 4.18 of the Company Disclosure Letter. The Company and each of its Subsidiaries is in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice, except for any non-compliance that would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. The Company is, and at all times since incorporation has been, in compliance with the requirements of the Immigration Reform Control Act of 1986. The Company is not the subject of any suit, action or proceeding which is pending or, to the knowledge of the Company, threatened, asserting that the Company has committed an unfair labor practice (within the meaning of the National Labor Relations Act or applicable state statues) or seeking to compel the Company to bargain with any labor organization as to wages and conditions of employment, in any such case, that is reasonably expected to result in a material liability of the Company. Section 4.18 of the Company Disclosure Letter sets forth a list of all employment agreements to which the Company or any of its Subsidiaries is a party or otherwise bound and currently in effect, true and correct copies of which were previously provided to SVT together with all amendments, modifications, supplements, and side letters related thereto.

     Section 4.19  Investment Company Act.  Except as set forth in Section 4.19
                   ----------------------
of the Company Disclosure Letter, the Company either (i) is not an "investment company," or a company "controlled" by, or an "affiliated company" with respect to, an "investment company," within the meaning of the Investment Company Act, or (ii) satisfies all conditions for an exemption from the Investment Company Act, and, accordingly, the Company is not required to be registered under the Investment Company Act.

     Section 4.20  Certain Agreements.  Except as set forth in Section 4.20 of
                   ------------------
the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any oral or written (i) agreement with any executive officer, director or other employee of the Company or any Subsidiary the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company or Merger Sub of the nature contemplated by this Agreement or the Transaction Documents, or (ii) plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the Transaction Documents or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the Transaction Documents.

     Section 4.21  Brokers.  No broker, finder or investment banker is entitled
                   -------
to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

     Section 4.22  Operations of Merger Sub.  Merger Sub was formed solely for
                   ------------------------
the purpose of engaging in the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 14, 2000, by and among the Company, ENWC Acquisition, Inc., and Merger Sub and has not engaged in, and on or prior to the Effective Time, will not engage in any business activities or conducted any operations, except the transactions contemplated by Articles I and II of this Agreement.

     Section 4.23  Insurance Disclosure.  The Company and each of its
                   --------------------
Subsidiaries maintain insurance with insurers that in the best judgment of management of the Company are sound and reputable with respect to the Company's and its Subsidiaries' assets and upon their respective businesses and operations against loss or damage, risks, hazards and liabilities as in the judgment of the Company is customary and appropriate for companies comparable to the Company. The Company and each of its Subsidiaries maintain in effect all insurance required to be carried by law or by any agreement by which they are bound. To the Company's knowledge, all material claims under all policies of insurance maintained by the Company or any of its Subsidiaries have been filed in due and timely fashion. The Company and each of its Subsidiaries has taken or will timely take all requisite action (including without limitation the making of claims and the giving of notices) pursuant to its directors' and officers' liability insurance policy or policies in order to preserve all rights thereunder with respect to all matters (other than matters arising in connection with this Agreement or the Transaction Documents and the transactions contemplated hereby and thereby) occurring prior to the Effective Time. Neither the Company nor any of its Subsidiaries has, during the past three years, had an insurance policy cancelled or been denied insurance coverage for which such companies has applied.

     Section 4.24  Books and Records.  The respective minute books of the
                   -----------------
Company and each of its Subsidiaries, as previously made available to SVT and its representatives, contain accurate records of all meetings of and all corporate actions or written consents taken by the respective stockholders and boards of directors of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any of their respective records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company and such Subsidiary, as the case may be.

     Section 4.25  Full Disclosure.  None of this Agreement, the Company SEC
                   ---------------
Reports, the Company Disclosure Letter, or any Exhibit or certificate delivered in accordance with the terms hereof contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to the Company with regard to the Company and its Subsidiaries that individually, or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries, the Surviving Corporation (assuming the transactions contemplated hereby are consummated), or on any of their respective property or assets that has not been disclosed herein or in the Company SEC Reports, the Company Disclosure Letter, Exhibits or certificates furnished in connection with the consummation of the transactions contemplated hereby.

     Section 4.26  Affiliate Transactions.  Other than for the agreements and
                   ----------------------
documents contemplated by this Agreement, Section 4.26 of the Company Disclosure Letter sets forth (i) all contracts, agreements, other arrangements or transactions existing or occurring at any time after December 31, 2000 between the Company and any of its Subsidiaries, on the one hand, and any of the Company's or such Subsidiaries' affiliates (including officers, directors, or employees or any of them) or any holder of 1% of the outstanding common stock of the Company or its Subsidiaries or a family member of such a Person, on the other hand, other than agreements relating to services provided as an officer or director of the Company, and (ii) a description of all payments made to or received from, the Company or any of its Subsidiaries, on the one hand, and any of the Company's affiliates (including officers, directors, or employees or any of them) or any holder of 1% of the outstanding Company Common Stock or a family member of such a Person, on the other hand, since December 31, 2000, except for dividends paid or distributions made with respect to any outstanding class or series of securities of such party and payments of salary or other regular compensation for services in the ordinary course.

     Section 4.27   Proxy Statement.  The proxy statement described in Section
                    ---------------
5.17, including any amendments or supplements thereto (the "Proxy Statement"),
                                                            ---------------
shall not, at the time filed with the SEC, at the time mailed to the Company's stockholders or at the time of the meeting of the Company's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information provided by SVT or their respective affiliates, officers, directors, employees and agents specifically for use in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

                                   ARTICLE V

                                   COVENANTS

     Section 5.1   Conduct of Business of SVT Pending the Merger.  Except as
                   ---------------------------------------------
contemplated by the Agreement, in particular Section 5.18, or disclosed in
Section 5.1 of the SVT Disclosure Letter or with the prior written consent of the Company, during the period from the date of this Agreement to the Effective Time, SVT will conduct its operations and business in the ordinary course of business. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or disclosed in Section 5.1 of the SVT Disclosure Letter, prior to the Effective Time, SVT will not, without the prior written consent of the Company (which consent will not be unreasonably withheld, conditioned or delayed):

     (a) except to the extent required by law, adopt any amendment to the SVT Charter Documents or the SVT Subsidiary Charter Documents;

     (b) issue, reissue or sell, or authorize the issuance, reissuance or sale of (i) additional shares of capital stock of any class, or securities convertible or exchangeable into capital stock of any class, or any rights, warrants or options to acquire any convertible or exchangeable securities or capital stock, or (ii) any other securities in respect of, in lieu of, or in substitution for, SVT Shares outstanding on the date hereof;

     (c) declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock;

     (d) split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities;

     (e) increase the compensation or fringe benefits payable or to become payable to its directors, officers or employees, or pay any benefit not required by any existing plan or arrangement (including the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or grant any severance or termination pay to (except pursuant to existing agreements, plans or policies), or enter into any employment or severance agreement with, any director, officer or other employee of SVT or establish, adopt, enter into, or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, savings, welfare, deferred compensation, employment, termination, severance or other employee benefit plan, agreement, trust, fund, policy or arrangement for the benefit or welfare of any directors, officers or current or former employees, except in each case to the extent required by applicable Law or this Agreement;

     (f) acquire, sell, lease, license, transfer, mortgage, pledge, encumber, grant or dispose of (whether by merger, consolidation, purchase, sale or otherwise) any material property or assets, or enter into any material commitment or transaction in each case other than in ordinary course of business;

     (g) (i) incur, assume or prepay any indebtedness or incur or assume any short-term indebtedness (including, in either case, by issuance of debt securities), (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person or (iii) make any loans, advances or capital contributions to, or investment in any other Person;

     (h) terminate, cancel or request any change in, or agree to any change in any material Contract, or enter into any material Contract, or enter into any joint venture agreement, partnership agreement or similar arrangement, or make or authorize any capital expenditure;

     (i) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of SVT (other than the Merger);

     (j) change any of its accounting policies or procedures, other than as required pursuant to applicable Law or GAAP;

     (k) waive, release, assign, settle or compromise any material rights, claims or litigation ;

     (l) make any Tax election (unless required by applicable Law) or settle or compromise any federal, state, local or foreign Tax liability;

     (m)  permit any Subsidiary to do any of the foregoing; or

     (n) authorize or enter into any formal or informal written or other agreement or otherwise make any commitment to do any of the foregoing.

     Section 5.2   Conduct of Business of the Company and Merger Sub Pending the
                   -------------------------------------------------------------
Merger.  Except as contemplated by this Agreement or disclosed in Section 5.2 of
------
the Company Disclosure Letter or with the prior written consent of SVT, during the period from the date of this Agreement to the Effective Time, the Company and Merger Sub will conduct their operations and business in the ordinary course of business. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or disclosed in Section 5.2 of the Company Disclosure Letter, prior to the Effective Time, the Company and Merger Sub will not, without the prior written consent of SVT (which consent will not be unreasonably withheld, conditioned or delayed):

     (a) except to the extent required by law, adopt any amendment to the Company Charter Documents or the Company Subsidiary Charter Documents;

     (b) issue, reissue or sell, or authorize the issuance, reissuance or sale of (i) additional shares of capital stock of any class, or securities convertible or exchangeable into capital stock of any class, or any rights, warrants or options to acquire any convertible or exchangeable securities or capital stock, other than the issue of shares of Company Common Stock, in accordance with the terms of the instruments governing such issuance on the date hereof, pursuant to the exercise of Company Stock Options and Warrants outstanding on the date hereof, or (ii) any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of Company outstanding on the date hereof; provided, however, that the foregoing shall not restrict the
                    --------  -------
ability of the Company to issue shares of Company Common Stock upon the conversion of the Series B Preferred or after giving effect to the Reverse Stock Split;

     (c) declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock;

     (d) split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities, provided, however, that
                                                      --------  -------
the foregoing shall not restrict the ability of the Company to purchase any Series B Preferred Stock from Jonathan V. Diamond or to give effect to the Reverse Stock Split;

     (e) increase the compensation or fringe benefits payable or to become payable to its directors, officers or employees, or pay any benefit not required by any existing plan or arrangement (including the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or grant any severance or termination pay to (except pursuant to existing agreements, plans or policies), or enter into any employment or severance agreement with, any director, officer or other employee of the Company or establish, adopt, enter into, or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, savings, welfare, deferred compensation, employment, termination, severance or other employee benefit plan, agreement, trust, fund, policy or arrangement for the benefit or welfare of any directors, officers or current or former employees, except in each case to the extent required by applicable Law or this Agreement;

     (f) acquire, sell, lease, license, transfer, mortgage, pledge, encumber, grant or dispose of (whether by merger, consolidation, purchase, sale or otherwise) any material property or assets, or enter into any material commitment or transaction in each case other than in the ordinary course of business;

     (g) (i) incur, assume or prepay any indebtedness or incur or assume any short-term indebtedness (including, in either case, by issuance of debt securities), (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, or (iii) make any loans, advances or capital contributions to, or investments in, any other Person;

     (h) terminate, cancel or request any change in, or agree to any change in any material Contract, or enter into any material Contract, or enter into any joint venture agreement, partnership agreement or similar arrangement, or make or authorize any capital expenditure, except as disclosed on Section 5.2(h) of the Company Disclosure Schedule;

     (i) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization
(other than the Merger);

     (j) enter into any agreement or arrangement that materially limits or otherwise materially restricts the Company or any successor thereto, or that would, after the Effective Time, materially limit or restrict the Surviving Corporation and its affiliates (including Company) or any successor thereto, from engaging or competing in any line of business or in any geographic area;

     (k) change any of its accounting policies or procedures, other than as required pursuant to applicable Law or GAAP;

     (l) waive, release, assign, settle or compromise any material rights, claims or litigation;

     (m) make any Tax election (unless required by applicable Law) or settle or compromise any federal, state, local or foreign Tax liability;

     (n)  permit any Subsidiary to do any of the foregoing; or

     (o) authorize or enter into any formal or informal written or other agreement or otherwise make any commitment to do any of the foregoing.

     (p) except as otherwise permitted under Section 5.6 below, solicit, or permit its affiliates to solicit, proxies (as such terms are used in the proxy rules of the SEC) of the stockholders of the Company to vote against any director or for the approval of any stockholder or other proposals that are inconsistent with the rights afforded SVT pursuant to this Agreement.

     Section 5.3   Other Actions.  Except as may be permitted by Section 5.6(e),
                   -------------
during the period from the date hereof to the Effective Time, the Company and SVT shall not, and the Company and SVT shall not permit any Subsidiary to, voluntarily take any action that would, or that could reasonably be expected to, result in any of the conditions to the Merger set forth in Article VI hereof not being satisfied. In addition, during the period from the date hereof to the Effective Time, the Company shall take all actions necessary to cause the Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth herein.

     Section 5.4   Notification of Certain Matters.  The Company and SVT shall
                   -------------------------------
promptly notify each other of (a) the occurrence or non-occurrence of any fact or event that could reasonably be expected (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, (ii) to cause any material covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects as of the Effective Time or (iii) to result in, in the case of the Company, a Material Adverse Effect on the Company or Merger Sub; and, in the case of SVT, a Material Adverse Effect on SVT, (b) any failure of the Company or SVT, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification
                                   --------  -------
shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder, (c) any notice or other material communications from any Governmental

Authority in connection with the transactions contemplated by this Agreement, and (d) the commencement of any suit, action or proceeding that seeks to prevent or seek damages in respect of, or otherwise relates to, the consummation of the transactions contemplated by this Agreement.

         Section 5.5   Access to Information; Confidentiality.  (a) Except as
                       --------------------------------------
required under applicable Law or the regulations or requirements of any securities exchange or quotation service or other self regulatory organization with whose rules the parties are required to comply, from the date of this Agreement to the Effective Time, the Company and SVT shall: (i) provide to the other (and the other's Subsidiaries and their respective officers, directors, employees, accountants, consultants, legal counsel, financial advisors, investment bankers, agents and other representatives (collectively, "Representatives")) access at reasonable times upon prior notice to the
 ---------------
officers, employees, agents, properties, offices and other facilities of the other and to the books and records thereof; and (ii) furnish promptly such information concerning the business, properties, Contracts, assets, liabilities, personnel and other aspects of the other party as the other party or its Representatives may reasonably request. No investigation conducted under this
Section 5.5 shall affect or be deemed to modify any representation or warranty made in this Agreement.

         (b) Each of the parties hereby agrees that any and all information heretofore and hereafter furnished by the parties and their respective affiliates to the other party is to be used by such party and its Representatives solely for the purposes of evaluating the transactions contemplated by this Agreement and agrees that such information will be kept confidential by it and agrees, and to cause each of its Representatives to agree, not to use such information for any other purposes and not to disclose any such information except: (i) to the extent such information is already in such party's possession prior to it being so furnished in connection with the transactions contemplated hereby or is or becomes publicly available other than as a result of disclosure by such party or one of its Representatives, or (ii) as may be required by applicable law, regulation or legal process; provided,
                                                                   --------
however, that, except in the case of the filings contemplated by Section 5.10
-------
below, any party subject to such a legal requirement shall promptly notify the relevant party of the existence of such legal requirement and cooperate with such party in resisting or narrowing such legal requirement.

         Section 5.6   No Solicitation.  (a) From the date hereof until the
                       ---------------
termination hereof, and except as expressly permitted by the following provisions of this Section 5.6, each of (i) the Company, the Merger Sub and SVT,
(ii) their respective officers, directors or employees, and (iii) each investment banker, attorney, accountant or other advisor or representative of the Company, the Merger Sub and SVT, will not, directly or indirectly, act or authorize another party to act to (x) solicit, initiate or encourage the submission of any Acquisition Proposal (as hereinafter defined), or (y) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate, an Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal.

         (b) A party receiving an Acquisition Proposal shall notify the other party, orally and in writing of any Acquisition Proposal (including, without limitation, the material terms and conditions thereof and the identity of the Person making it) or any inquiries indicating that any

Person is considering making or wishes to make an Acquisition Proposal, as promptly as practicable (but in no case later than 24 hours) after its receipt thereof, and shall provide the other party with a copy of any written Acquisition Proposal or amendments or supplements thereto, and shall thereafter inform the other party on a prompt basis of (x) the status of any discussions or negotiations with any such third party, and any material changes to the terms and conditions of such Acquisition Proposal, and shall promptly give the other party a copy of any information delivered to such Person which has not previously been reviewed by the other party and (y) any request by any Person for nonpublic information relating to its properties, books or records.


         (c) Immediately after the execution and delivery of this Agreement, the Company, Merger Sub and SVT will, and will cause their respective affiliates, and such affiliates' respective officers, directors, employees, investment bankers, attorneys, accountants and other agents to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal. The Company, the Merger Sub and SVT agree that each will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence of
Section 5.6(a) of the obligations undertaken in this Section 5.6.

         (d)  For purposes of this Agreement, the term "Acquisition Proposal"
                                                        --------------------
means an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this Agreement) involving the Company, the Merger Sub or SVT, as applicable: (i) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of the Company, the Merger Sub or SVT, as applicable, in a single transaction or series of related transactions; (iii) any tender offer or exchange offer for five percent (5%) or more of the outstanding shares of Company Common Stock, Sub Common Stock or SVT Common Stock, as applicable or the filing of a registration statement under the Securities Act in connection therewith (except for offers by the Persons listed on Section 5.6(d) of the Company Disclosure Schedule); or (iv) any public announcement of a proposal or plan to do any of the foregoing or any agreement to engage in any of the foregoing.

         (e) Notwithstanding the provisions of this Section 5.6, the Company and the Merger Sub shall be permitted to engage in any discussions or negotiations with or provide any information to, any Person in response to an unsolicited bona fide written Acquisition Proposal by any such Person, if the board of directors of the Company or the Merger Sub, in its good faith judgment and after receipt of the written advice of counsel, determines that the failure to provide such information or engage in such action would result in the members of the board of directors of the Company or the Merger Sub breaching their fiduciary duties under applicable law, and clauses (a) and (c) of this Section
5.6 shall not be applicable with regard to an Acquisition Proposal, if and only to the extent that, the board of directors of the Company or the Merger Sub concludes in good faith that such Acquisition Proposal constitutes a Superior Proposal. For purposes of this Section 5.6, the term "Superior Proposal" means,
                                                      -----------------
with respect to the Company or the Merger Sub, a bona fide written Acquisition Proposal for the Company or the Merger Sub made by a Person (other than SVT or any affiliates thereof) and which is on terms that the board of directors of the Company or the Merger Sub in good faith concludes (following receipt of the advice of its financial advisors and outside counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal would, if consummated, result in a transaction that is more favorable to its stockholders, from a financial point of view, than the transactions contemplated hereby and is reasonably capable of being completed.

         Section 5.7   Reasonable Best Efforts.  Subject to the terms and
                       -----------------------
conditions provided in this Agreement and to applicable legal requirements, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper or advisable under applicable laws and regulations to ensure that the conditions set forth in Article VI are satisfied and to consummate and make effective the transactions contemplated by this Agreement. Notwithstanding the foregoing, references in this Agreement to the obligations of the parties to use their "reasonable best efforts" shall not include a requirement that any party incur any material expense other than expenses in connection with matters expressly contemplated by this Agreement and reasonable and customary expenses incurred in connection with transactions of the nature expressly contemplated by this Agreement. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement shall take all such necessary action.

         Section 5.8   Consents; Filings; Further Action.  (a) Upon the terms
                       ---------------------------------
and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Merger and the other transactions contemplated hereby, (ii) obtain from Governmental Authorities any SVT Governmental Consents and Company Governmental Consents and any other consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by the Company, Merger Sub or SVT in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby,
(iii) make all necessary filings, and thereafter make any other submissions either required or reasonably deemed appropriate by each of the parties, with respect to this Agreement and the Merger and the other transactions contemplated hereby required under (A) the Securities Act, the Exchange Act and any other applicable federal or state securities laws, (B) any applicable antitrust, anti-monopoly or similar Laws, (C) the GCL and the NJBCA, (D) any other applicable Law, and (E) the rules and regulations of National Association of Securities Dealers, Inc. The parties hereto shall cooperate and consult with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing. No party to this Agreement shall consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the Merger and the other transactions contemplated hereby at the behest of any Governmental Authority without the consent and agreement of the other parties to this Agreement, which consent shall not be unreasonably withheld or delayed.

         (b) Without limiting the generality of Section 5.8(a), each party hereto shall promptly inform the others of any material communication from any domestic or foreign government or governmental or multinational authority regarding any of the transactions contemplated by this Agreement. If any party or any affiliate thereof receives a request for additional information or documentary material from any such government or authority with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

         Section 5.9    Plan of Reorganization.  This Agreement is intended to
                        ----------------------
constitute a "plan of reorganization" within the meaning of Section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement and until the Effective Time, each party hereto shall use its reasonable best efforts to cause the Merger to qualify, and will not, without the prior written consent of the other parties hereto, knowingly take any actions or cause any actions to be taken, or knowingly fail to take any action or fail to cause any action to be taken, which could prevent the Merger from qualifying, as a transaction described in section 351 of the Code or as a reorganization under the provisions of section 368(a) of the Code. Following the Effective Time, none of the Surviving Corporation, the Company or any of their affiliates shall knowingly take any action or cause any action to be taken, or knowingly fail to take any action or fail to cause any action to be taken, which would cause the Merger to fail to so qualify as a transaction described in section 351 of the Code or as a reorganization under section 368(a) of the Code. The Merger is intended to constitute a "reverse acquisition" within the meaning of Section 1.1502-75(d)(3) of the income tax regulations promulgated under the Code. The Company and SVT shall elect to file a consolidated return pursuant to
Section 1502 of the Code for the first taxable year ending after the Merger and the taxable year of the Company shall close as a result of the Merger.

         Section 5.10   Public Announcements.  The initial press release
                        --------------------
concerning the Merger shall be a joint press release and, thereafter, the Company, Merger Sub and SVT shall consult with each other before issuing or making, and provide each other the opportunity to review, comment upon and concur with, any press release, filing or other public statements with respect to this Agreement or any of the transactions contemplated hereby and shall not issue or make any such press release or make any such filing or public statement prior to such consultation, except to the extent required by applicable Law or the requirements of any securities exchange or quotation service or other self regulatory organization with whose rules the parties are required to comply, in which case the issuing party shall use its reasonable best efforts to consult with the other parties before issuing any such release or making any such filing or public statement.

         Section 5.11   Expenses.  Subject to Section 6.3(c) below, whether or
                        --------
not the Merger is consummated, all Expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated hereby shall be paid by the party incurring such Expense; provided, however, that if the Merger
                                          --------  -------
is consummated, the Expenses incurred by SVT in connection with this Agreement and the Merger shall be paid by the Surviving Corporation following the Effective Time. For purposes of this Agreement, the term "Expenses" consist of
                                                          --------
all out-of-pocket expenses (including, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and all other matters related to the closing of the transactions contemplated hereby.

         Section 5.12   Takeover Statutes.  If any "fair price," "moratorium,"
                        -----------------
"control share acquisition" or other similar state or federal anti-takeover statute or regulation is or may become applicable to the Merger or the other transactions contemplated hereby, each of the Company, Merger Sub and SVT, and their respective boards of directors, shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

         Section 5.13   Board of Directors and Officers of the Company.  The
                        ----------------------------------------------
Company agrees that concurrently with the Effective Time, the Company shall take such action as may be necessary to ensure that the board of directors of the Company shall consist of those persons described in the Stockholders Agreement attached hereto as Exhibit A (the "Stockholders Agreement"). In addition, the
                   ---------       ----------------------
Company shall take such action as may be necessary to ensure that concurrently with the Effective Time, (1) all of the officers of the Company shall resign as of the Effective Time, and (2) Sanjay Sethi shall be appointed as the Chief Executive Officer of the Company and Amit Sarkar shall be appointed as Chief Financial Officer of the Company.

         Section 5.14   Company Charter Amendment.  Concurrent with or promptly
                         -------------------------
following the Effective Time, the Company shall take such action as is necessary, subject to receipt of the requisite approval of its stockholders, to amend its Certificate of Incorporation in order, among other things, to effect the Reverse Stock Split and to change the name of the Company to "SVT Inc." (the "Company Charter Amendments").
 --------------------------

         Section 5.15   Indemnification; Insurance.  (a) The Company agrees that
                        --------------------------
all rights (the "Rights") to exculpation and indemnification (including for
                 ------
advancement of expenses) for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former directors or officers of the Company (the "Indemnified Parties") as provided in its charter or bylaws or in
              -------------------
any agreement, shall survive the Merger and shall continue in full force and effect in accordance with their terms (or shall be replaced by similar provisions with terms that are substantially similar to, or better than, the Rights). From and after the Effective Time, the Company shall indemnify the Indemnified Parties to the extent such Indemnified Parties are entitled to indemnification pursuant to the preceding sentence.

         (b)  For three years from the Effective Time (the "Insurance Period"),
                                                            ----------------
the Company shall maintain in effect the Company's current directors' and officers' liability insurance policy (the "Policy"), covering those persons who
                                           ------
are covered by the Policy (a copy of which has been heretofore delivered to
SVT); provided, however, that in no event shall the Company be required to
      --------  -------
expend in any one year an amount in excess of 110% of the annual premiums paid by the Company under the Policy for the fiscal year ended December 31, 2000, and, provided, further, that if the annual premiums of such insurance coverage
     --------  -------
exceed such amount, the Company shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount; and, provided,
                                                                       --------
further, that the Company may meet its obligations under this paragraph by
-------
covering the individuals referenced above under any of the Company's or one of its Subsidiaries' insurance policy or policies (a "Substitute Policy"), provided
                                                   -----------------
that the terms are substantially similar to, or better than, those of the Policy. The Company shall use its reasonable best efforts to cause the insurer under the Policy or the Substitute Policy, as applicable, to agree to give advance notice to the individuals referenced above upon any termination or lapse of the coverage thereunder during the Insurance Period.

         Section 5.16   Stockholders Meeting.  The Company hereby covenants and
                        --------------------
agrees that it shall, as promptly as practicable, take all action necessary in accordance with applicable law and its Certificate of Incorporation and Bylaws to convene a meeting of its stockholders (the "Stockholders Meeting") and shall
                                               --------------------
use all commercially reasonable efforts to hold such meeting as promptly as practicable after the date hereof. The purpose of such meeting shall be to consider and vote upon the approval of (i) the proposed amendments to the Certificate of Incorporation of the Company, as set forth in a proposed Certificate of Amendment in the form annexed as Exhibit D to this Agreement, and
(ii) proposed amendments to the Certificate of Designations of the Series B Preferred Stock of the Company, as set forth in the proposed Certificate of Amendment annexed as Exhibit D1 to this Agreement ((i) and (ii) being collectively referred to as the "Proposals"). Subject to the fiduciary duties
                                 ---------
of the board of directors of the Company under applicable law as advised by counsel, the board of directors of the Company shall recommend and declare advisable such approval and the Company shall use its commercially reasonable efforts to solicit such approval, including, without limitation, the inclusion of the recommendation of the board of directors in the Proxy Statement that the stockholders of the Company vote in favor of the approval of the Proposals.

         Section 5.17   Proxy Materials.  (a) As soon as practicable after the
                        ---------------
date hereof, the Company shall prepare, and SVT shall cooperate in the preparation of, and the Company shall file with the SEC, the Proxy Statement and a form of proxy, in connection with the vote of the Company's stockholders with respect to the Proposals. The Company will use all reasonable efforts to cause the Proxy Statement to be mailed to stockholders of the Company at the earliest practicable date as permitted by the SEC and applicable laws. SVT agrees to promptly provide to the Company such information concerning its business, financial statements (including all requisite financial statements) and affairs as may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate in the preparation of the Proxy Statement. SVT also agrees that the information provided by SVT for the Proxy Statement shall not, at the time filed with the SEC, at the time mailed to the Company's stockholders or at the time of the meeting of the Company's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, SVT makes no representation or warranty with respect to any information provided by the Company or their respective affiliates, officers, directors, employees and agents specifically for use in the Proxy Statement.

         (b) If at any time prior to the Closing Date, any event relating to or affecting the Company or SVT shall occur as a result of which it is necessary, in the opinion of counsel for the Company or SVT, to supplement or amend the Proxy Statement in order to make such document not misleading in light of the circumstances existing at the time approval of the stockholders of the Company is sought, the Company and SVT will notify each other and will cooperate with the Company in preparing, and, in the case of the Company, it will prepare and file, an amendment or supplement with the SEC and, if required by law or the rules and regulations under the Exchange Act, applicable state securities authorities and each national securities exchange upon which the Common Stock is then listed for trading and/or quotation system on which such stock is quoted such that such document, as so supplemented or amended, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading, and the Company will, as required by law, disseminate to its stockholders such amendment or supplement.

         (c) The Company covenants that it will not file any documents with the SEC or correspond with the SEC with respect to the Proxy Statement without providing SVT advance notice and adequate time to review and comment thereon.

         Section 5.18   SVT Cash Fund.  SVT may establish a discretionary
                        -------------
spending cash account in an amount not to exceed Four Million Dollars ($4,000,000) which may be used, at the discretion of the SVT directors, for acquisition, compensation and distribution purposes between the date hereof and the Effective Time.

         Section 5.19   Short Form Merger.  As soon as practicable after the
                        -----------------
Effective Time, the Company and the Surviving Corporation shall effect a short-form merger of the Surviving Corporation with and into the Company in compliance with the GCL and the NJBCA.

                                  ARTICLE VI

                                  CONDITIONS

         Section 6.1   Conditions to Each Party's Obligation to Effect the
                       ---------------------------------------------------
Merger. The respective obligation of each party to effect the Merger is subject
------
to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

         (a)  Governmental Consents.  Other than the filing provided for in
              ---------------------
Section 1.3, all material notices, reports and other filings required to be made prior to the Effective Time by the Company, Merger Sub or SVT with, and all material consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by, the Company, Merger Sub or SVT from, any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby (including, without limitation, all SVT Governmental Consents and Company Governmental Consents) shall have been made or obtained (as the case may be) upon terms and conditions that could not reasonably be expected to result in Material Adverse Effect on the Company, Merger Sub or a Material Adverse Effect on SVT; provided, however, that each of the parties shall have
                       --------  -------
used its reasonable best efforts to so make or obtain.

         (b)  Orders, Injunctions.  No Law, order, injunction or decree that
              -------------------
prohibits, restrains, enjoins or otherwise prohibits (whether temporarily, preliminarily or permanently) consummation of the Merger shall have been enacted, issued, promulgated, enforced or entered by any court or Governmental Authority of competent jurisdiction and there shall not be pending or threatened any suit, action or proceeding by or before any Governmental Authority that (1) seeks to restrain, enjoin or otherwise prohibit (whether temporarily, preliminarily or permanently) consummation of, or to obtain damages or other relief in connection with, the Merger or (2) might materially and adversely affect the business, properties, condition, financial or otherwise, or results of operations of the Company, Merger Sub or SVT; provided, however, that each of
                                                 --------  -------
the parties shall have used its reasonable best efforts to prevent any such enactment, issuance, promulgation, enforcement or entry and to appeal as promptly as practicable any such Law, order injunction or decree.

         (c)  Stockholders Agreement.  The Stockholders Agreement in the form
              ----------------------
attached hereto as Exhibit A shall have been executed and delivered by the
                   ---------
parties thereto.

         (d)  Registration Rights Agreement.  The Company and certain
              -----------------------------
stockholders of the Company shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit B.
                                                ---------

         (e)  Employment Agreement.  The Company shall have delivered to Sanjay
              --------------------
Sethi an Employment Agreement duly executed by the Company in substantially the form attached hereto as Exhibit C.
                        ---------

         (f)  Amendment of Certificate of Incorporation.  The Certificate of
              -----------------------------------------
Designations of the Series B Preferred Stock of the Company shall have been amended pursuant to the Certificate of Amendment in the form attached hereto as Exhibit D1, and such amendment shall have been filed with and accepted by the
----------
Delaware Secretary of State and shall be in full force and effect.

         Section 6.2   Conditions to Obligations of the Company.  The
                       ----------------------------------------
obligations of the Company and the Merger Sub to effect the Merger and consummate the other transactions contemplated hereby to be consummated on the Closing Date are also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

         (a)  Representations and Warranties. The representations and warranties
              ------------------------------
of SVT set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of SVT set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and the Company shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of the Company contained in this Agreement are so qualified) signed on behalf of SVT by an executive officer of SVT to such effect.

         (b)  Performance of Obligations of SVT.  SVT shall have performed or
              ---------------------------------
complied with in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of SVT by an executive officer of SVT to such effect.

         (c)  Material Adverse Change.  No event, change or development shall
              -----------------------
exist or have occurred since December 31, 2000 with regard to SVT or any of its Subsidiaries, including the filing of any action, claim, suit, cause of action, or litigation commenced by any third party against SVT or any of its Subsidiaries, that has had or reasonably could be expected to have a Material Adverse Effect on SVT or its Subsidiaries, or on the ability of SVT, the Merger Sub, the Company or the Surviving Corporation to consummate the transactions contemplated hereby.

         (d)  Opinion. The Company shall have received the written opinion of
              -------
Paul Hastings, Janofsky & Walker LLP, special counsel to the Company, to the effect that the Company is exempt from the Investment Company Act of 1940, as amended, which opinion shall be in substantially the form attached hereto as Exhibit E.
                                                ---------

         Section 6.3   Conditions to Obligation of SVT.  The obligation of SVT
                       -------------------------------
to effect the Merger and consummate the other transactions contemplated hereby to be consummated on the Closing Date is also subject to the satisfaction or waiver by SVT at or prior to the Effective Time of the following conditions:

         (a) Representations and Warranties. The representations and warranties
             ------------------------------
of the Company and the Merger Sub set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of the Company and the Merger Sub set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and SVT shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of the Company and the Merger Sub contained in this Agreement are so qualified) signed on behalf of the Company by an executive officer of the Company to such effect.

         (b)  Performance of Obligations of the Company and the Merger Sub.  The
              ------------------------------------------------------------
Company and the Merger Sub shall have performed or complied with in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and SVT shall have received a certificate signed on behalf of the Company and Merger Sub by an executive officer of the Company and Merger Sub to such effect.

         (c)  Payment of Expenses.  All Expenses incurred by the Company and the
              -------------------
Merger Sub in connection with this Agreement and the Merger shall have been paid or otherwise satisfied in full prior to the Closing Date, and evidence of the foregoing, in form and substance reasonably satisfactory to SVT, shall have been delivered to SVT.

         (d)  Material Adverse Change.  No event, change or development shall
              -----------------------
exist or have occurred since December 31, 2000 with regard to the Company or any of its Subsidiaries, including the filing of any action, claim, suit, cause of action, or litigation commenced by any third party against the Company or any of its Subsidiaries, that has had or reasonably could be expected to have a Material Adverse Effect on the Company or its Subsidiaries, or on the ability of SVT or the Merger Sub or the Company or the Surviving Corporation to consummate the transactions contemplated hereby.

         (e)  Resignations.  The individuals listed in Section 6.3(e) of the SVT
              ------------
Disclosure Letter shall have resigned from the board of directors of the Company or from their offices, as the case may be.

         (f)  Board and Stockholder Approval. The board of directors and
              ------------------------------
stockholders of the Company shall have approved the Proposals and the Company shall have effected a 1-for-2 reverse split of the Common Stock of the Company pursuant to the terms of Exhibit D to this Agreement.

         (g)  Rescission of Redemption of Series B Preferred.  The holders of a
              ----------------------------------------------
majority of Common Stock of the Company shall have executed the Revocation of Consent in substantially the form previously provided to SVT to rescind the redemption of the Series B Preferred.

         (h)  Release.  The Company shall have obtained from each Series B
              -------
Preferred stockholder a full release of all claims with respect to the rescission of the redemption of the Series B Preferred Stock against the Company, any of its officers, directors, agents, employees, successors, assignees, or transferees.

         (i)  Opinion. SVT shall have received the written opinion of Paul
              -------
Hastings, Janofsky & Walker LLP, special counsel to the Company and the Merger Sub, to the effect that the Company and the Merger Sub are exempt from the Investment Company Act of 1940, as amended, which opinion shall be in substantially the form attached hereto as Exhibit E.
                                          ---------
         (j)  Stockholder and Board Approval.  The Merger Sub shall have
              ------------------------------
obtained the requisite approval from its board of directors and stockholders for the transactions contemplated by this Agreement.

         (k)  Board of Directors.  The persons listed on Schedule 6.3(i) of the
              ------------------
SVT Disclosure Letter shall concurrently with Closing be elected to the board of directors of the Company.

         (l)  Company Balance Sheet.  SVT shall be reasonably satisfied that,
              ---------------------
immediately after the Effective Time, the Company shall have $1,500,000 in cash on its unconsolidated balance sheet, net of all liabilities of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due; provided, however that such amount may be reduced by an amount to be paid to Company counsel for legal fees related to the preparation, negotiation and execution of this Agreement and the Transaction Documents; provided further, that such amount may not exceed $200,000.

         (m)  Assignment.  SVT and Sanjay Sethi shall have executed that certain
              ----------
Assignment Agreement in such form acceptable to the Company and Sanjay Sethi, related to the matter described on Schedule 6.3(l) of the SVT Disclosure Letter and the Company shall have authorized such assignment in writing.

         (n)  SVT Cash Fund.  Promptly following the Effective Time, the
              -------------
Surviving Corporation shall establish a discretionary spending cash account in an amount not to exceed Four Million Dollars ($4,000,000) less the aggregate amount of disbursements (if any) made by SVT under Section 5.18 hereof, which cash account may be used for acquisition, compensation and distribution purposes at the discretion of the Series A Directors (as defined in the Stockholders Agreement).

         Section 6.4   Termination of Agreements.  The agreements set forth on
                       -------------------------
Section 6.4 of the Company Disclosure Letter shall have been terminated by the parties thereto on or prior to the Closing Date, and evidence of the foregoing, in form and substance reasonably satisfactory to SVT, shall have been delivered to SVT.

                                  ARTICLE VII

                                  TERMINATION

     Section 7.1   Termination.  This Agreement may be terminated and the Merger
                   -----------
may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement, as follows:

     (a) by mutual written consent of the Company and SVT duly authorized by their respective boards of directors;

     (b) by either the Company or SVT, if the Effective Time shall not have occurred on or before November 30, 2001; provided, however, that the right to
                                         --------  -------
terminate this Agreement under this Section 7.1(b) shall not be available to the party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

     (c) by either the Company or SVT, if any order, injunction or decree preventing the consummation of the Merger shall have been entered by any court of competent jurisdiction or Governmental Authority and shall have become final and non-appealable;

     (d) by the Company, upon a breach of any material representation, warranty, covenant or agreement on the part of SVT set forth in this Agreement, or if any representation or warranty of SVT shall have become untrue, in either case such that the conditions set forth in either of Section 6.2(a) or 6.2(b) would not be satisfied (a "Terminating SVT Breach"); provided, however, that, if
                           ----------------------    --------  -------
such Terminating SVT Breach is curable by SVT through the exercise of its reasonable best efforts prior to November 30, 2001 and for so long as SVT continues to exercise such reasonable best efforts, the Company may not terminate this Agreement under this Section 7.1(d) if such Terminating SVT Breach has been cured prior to November 30, 2001;

     (e) by SVT, upon breach of any material representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in either of Section 6.3(a) or 6.3(b) would not be satisfied (a "Terminating Company Breach"); provided, however,
                           --------------------------    --------  -------
that, if such Terminating Company Breach is curable by the Company through its reasonable best efforts prior to November 30, 2001 and for so long as the Company continues to exercise such reasonable best efforts, SVT may not terminate this Agreement under this Section 7.1(e) if such Terminating Company Breach has been cured prior to November 30, 2001.

     (f) by SVT if (i) the board of directors of the Company shall not recommend the approval of the Proposals to its stockholders, or shall withdraw, modify or change its approval or recommendation of the Proposals or shall have resolved to do any of the foregoing, (ii) the board of directors of Merger Sub or the Company shall have approved and/or recommended to the stockholders of Merger Sub or the Company any Acquisition Proposal or taken any other action in the exercise of their fiduciary duties or otherwise to facilitate a transaction with a third party, (iii) the stockholder of Merger Sub shall not have approved the transactions contemplated by this Agreement or the stockholders of the Company shall not have approved the Proposals, or (iv) the

Company or Merger Sub breach Section 5.6 of this Agreement or express or announce their intention to take such action that would constitute a breach of such Section.

     (g) By the Company, if (i) the board of directors of SVT shall not recommend the approval of this Agreement and the transactions contemplated hereby to its stockholders, or shall modify or change its approval or recommendation of this Agreement and the transactions contemplated hereby in a manner adverse to the Company or shall have resolved to do any of the foregoing,
(ii) the board of directors of SVT shall have approved and/or recommended to the Stockholders of SVT any Acquisition Proposal or taken any other action to facilitate a transaction with a third party; or (iii) the stockholders of SVT shall not have approved the transactions contemplated by this Agreement; or (iv) SVT breaches Section 5.6 of this Agreement or expresses or announces its intention to take such action that would constitute a breach of such section.

     Section 7.2   Effect of Termination. Except as provided in Section 9.2, in
                   ---------------------
the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall be of no further force and effect, there shall be no liability under this Agreement on the part of the Company, the Merger Sub or SVT or any of their respective Representatives, and all rights and obligations of each party hereto shall cease; provided, however, that nothing in this Agreement shall
                    --------  -------
relieve any party from liability for the willful and material breach of any of its representations and warranties or any of its covenants or agreements set forth in this Agreement.

     Section 7.3   Amendment.  This Agreement may be amended by the agreement of
                   ---------
each of the parties hereto by action taken by or on behalf of their respective boards of directors at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

     Section 7.4   Waiver. At any time prior to the Effective Time, each party
                   ------
hereto may (a) extend the time for the performance of any obligation or other act of the other party hereto, (b) waive any inaccuracy in the representations and warranties contained in this Agreement or in any document delivered pursuant hereto, and (c) waive compliance by the other party with any agreement or condition contained in this Agreement. Any waiver of a condition set forth in
Section 6.1, will be effective only if made in writing by each of the Company and SVT and, unless otherwise specified in such writing, shall thereafter operate as a waiver (or satisfaction) of such conditions for any and all purposes of this Agreement. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     Section 7.5   Termination Fee.  In the event SVT terminates this Agreement
                   ---------------
pursuant to Section 7.1(f), or the Company terminates this Agreement pursuant to
Section 7.1(g) (each of the Company and SVT in this context, a "Terminating
                                                                -----------
Party") then (i) the Company agrees that it shall pay a fee of $500,000 to SVT
-----
(in the case of termination pursuant to Section 7.1(f)) and (ii) SVT agrees that it shall pay a fee of $500,000 to the Company (in the case of termination pursuant to Section 7.1(g)). Such fees shall be payable in immediately available funds on the second business day following the termination of this Agreement. Notwithstanding any other provision of this Agreement, (x) such fees shall not be paid pursuant to this Section 7.5 if the non-Terminating Party shall have breached in any material respect any of its representations, warranties, covenants, or agreements contained in this Agreement, and (y) the payment by the

Terminating Party of the amounts required to be paid pursuant to this Section
7.5 shall, except in the case of willful breach of this Agreement by the Terminating Party, constitute the exclusive remedy for, and full settlement of, any and all liabilities and obligations of the Terminating Party for damages under this Agreement.

                                 ARTICLE VIII

                                INDEMNIFICATION

     Section 8.1   Indemnities to SVT Shareholders.  Subject to Section 8.3
                   -------------------------------
hereof, from and after the Closing Date, the Company shall indemnify, defend and hold harmless the SVT Shareholders (as such term is defined in Section 9.1) from and against any and all demands, claims, actions, losses, damages, liabilities, and expenses, including reasonable attorneys' fees and disbursements related thereto, based upon, arising out of or otherwise resulting from:

     (a) any inaccuracy in any representation or any breach of any warranty by the Company in this Agreement or in the Transaction Documents or in any agreement delivered in connection herewith or therewith; and

     (b) any nonfulfillment of any material covenant or agreement of the Company or the Merger Sub contained in this Agreement or in the Transaction Documents or in any agreement delivered in connection herewith by the Company or the Merger Sub; provided, however, that, in order to qualify to receive
                --------  -------
indemnification under this Agreement, any claim for indemnification under this
Section 8.1 shall be made no later than the date that is two years after the Closing Date, except that any claim for indemnification under Section 3.14 shall be made no later than three (3) after the expiration date of the longest statute of limitationsapplicable to any such Taxes. For purposes of this Article VIII, all representations and warranties of the Company or the Merger Sub shall be deemed to have been made at the dates on which they are required to be true and correct.

     Section 8.2   Indemnities to the Company.  Subject to Section 8.3 hereof,
                   --------------------------
from and after the Closing Date, the SVT Shareholders shall indemnify, defend and hold harmless the Company and its Subsidiaries, their respective officers, directors, affiliates, successors and permitted assigns from and against any and all demands, claims, actions, losses, damages, liabilities, and expenses, including reasonable attorneys' fees and disbursements related thereto, based upon, arising out of or otherwise resulting from:

     (a) any inaccuracy in any representation or any breach of any warranty by SVT made to the Company in this Agreement or in the Transaction Documents or in any agreement delivered in connection herewith or therewith;

     (b) any nonfulfillment of any material covenant or agreement of SVT to be performed by such party and contained in this Agreement, or in the Transaction Documents, or in any agreement delivered in connection herewith by such party; provided, however, that, in order to qualify to receive indemnification under
--------  -------
this Agreement, any claim for indemnification under this Section 8.2 shall be made no later than the date that is two years after the Closing Date, except that any claim for indemnification under Section 4.16 shall be made no later than three (3) months after the expiration date of the longest statute of limitations applicable to any such Taxes. For the purposes of this Article VIII, all representations and warranties of SVT shall be deemed to have been made at the dates on which they are required to be true and correct; and

     Section 8.3   Third Party Claims; Notice and Opportunity to Defend.
                   ----------------------------------------------------
Promptly after receipt by either the Company on the one hand or the SVT Shareholders on the other hand (in any case, the "Indemnitee") of the
                                                  ----------
commencement of, or notice of any demand, claim or circumstance that, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of, any action, proceeding, litigation, or investigation against it by a third party (an "Asserted Liability") that may give rise to any
                         ------------------
indemnification obligation under Section 8.1 or 8.2, the Indemnitee shall promptly give written notice thereof to the party from which indemnification is to be sought (the "Indemnifying Party"), describing the Asserted Liability in
                   ------------------
reasonable detail and indicating the amount (estimated, if necessary) for which the Indemnitee may be liable. Failure to give timely notice under this Section
8.3 shall not preclude the Indemnitee from receiving indemnification from the Indemnifying Party unless the Indemnitee's failure has materially prejudiced the Indemnifying Party's ability to defend against the Asserted Liability.

     (a)  Opportunity to Defend. The Indemnifying Party shall have fifteen (15)
          ---------------------
days (or earlier if required to avoid a default judgment) after receipt of the aforementioned notice to undertake to settle or defend, at its own expense and by counsel of its own choosing, which counsel shall be reasonably satisfactory to the Indemnitee, such Asserted Liability. If the Indemnifying Party so elects to settle or defend such Asserted Liability, it shall promptly notify the Indemnitee in writing of its intent to do so. So long as the Indemnifying Party is reasonably contesting such Asserted Liability in good faith, the Indemnitee may not settle or pay such Asserted Liability. After notice from the Indemnifying Party to the Indemnitee of its election to assume the defense of such claim or action, the Indemnifying Party will not be liable to the Indemnitee for any legal or other expenses incurred by the Indemnitee in connection with the defense thereof; provided, however, that the Indemnitee may
                                     --------  -------
participate, at its sole expense, in the settlement of, or defense against, such Asserted Liability, provided that the Indemnifying Party in all such instances shall be responsible for directing and controlling the settlement of, or defense against, such action. If the Indemnifying Party elects not to undertake to settle or defend against the Asserted Liability, fails to notify the Indemnitee of its election as herein provided, or does not accept its obligation to indemnify under this Agreement, the Indemnitee may settle, compromise or defend such Asserted Liability in the exercise of its exclusive discretion at the expense of the Indemnifying Party and the Indemnifying Party shall promptly reimburse the Indemnitee for the amount of all costs and expenses incurred by the Indemnitee in connection with the settlement of or defense against the Asserted Liability to the extent provided in Section 8.1 or 8.2, as the case may be. If no settlement of the Asserted Liability is entered into, the Indemnifying Party shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such Asserted Liability and all related and bona fide
                                                                     ---- ----
expenses incurred by the Indemnitee in defense against such action to the extent recoverable under Section 8.1 or 8.2, as the case may be.

     (b)  Other Matters. Neither the Indemnifying Party nor the Indemnitee
          -------------
shall, in the defense of any Asserted Liability, consent to entry of any judgment or enter into any settlement agreement, except with the written consent of the other party (not to be unreasonably withheld or delayed), which does not include as an unconditional term thereof the giving by the claimant or the plaintiff involved to both the Indemnitee and the Indemnifying Party of a release from all liability in respect of such Asserted Liability. The Indemnifying Party and the Indemnitee shall each use all commercially reasonable efforts to cooperate with each other in connection with the settlement of, or the defense against, any Asserted Liability and make available to the other all books, records and other documents within its control that are reasonably necessary or appropriate for such defense. Notwithstanding anything contained in this Agreement, the Indemnitee shall have the right to pay or settle at any time any Asserted Liability, provided that (except where the Indemnifying Party elects not to undertake to settle or defend against the Asserted Liability, fails to notify the Indemnitee of its election, or does not accept its obligation to indemnify under this Agreement), the Indemnitee shall also be deemed to have waived any right to indemnification therefor by the Indemnifying Party.

                                  ARTICLE IX

                                 MISCELLANEOUS

     Section 9.1   Certain Definitions.  For purposes of this Agreement:
                   -------------------

     (a)  The term "affiliate," as applied to any Person, means any other Person
                    ---------
directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     (b)  The term "business day" means any day, other than Saturday, Sunday or
                    ------------
a federal holiday.

     (c)  The term "Governmental Authority" means any nation or government,
                    ----------------------
whether federal, state, foreign or local, or any other political subdivision thereof, or any agency or instrumentality of any such governmental or political subdivision, or any other Person, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. For purposes of this Agreement, the term "Governmental Authority" shall include the NASD and Nasdaq and any stock exchange.

     (d)  The term "including" means, unless the context clearly requires
                    ---------
otherwise, including but not limited to the things or matters named or listed after that term.

     (e)  The term "knowledge" means the term "knowledge" or "aware" and any
                    ---------
derivations thereof and, when applied to any party to this Agreement, shall refer to the knowledge and awareness, as the case may be, which such party or, if applicable, any director or officer thereof (or consultant performing similar functions) has or reasonably could have had, given such party's official position and after commercially reasonable inquiry of the other directors, officers, and employees of such party who would have reason to know of such facts and information.

     (f)  The term "Person" shall include individuals, corporations, limited and
                    ------
general partnerships, trusts, limited liability companies, associations, joint ventures, Governmental Authorities and other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act).

     (g)  The term "Subsidiary" or "Subsidiaries" means, with respect to any
                    ----------      ------------
Person, any entity of which such Person (either alone or through or together with any other subsidiary), owns, directly or indirectly, stock or other equity interests the holders of which are generally entitled to more than 50% of the vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     (h)  The term "SVT Shareholders" means Sanjay Sethi and Amit Sarkar.
                    ----------------

     (i)  The term "Reverse Stock Split" shall mean the 1-for-2 reverse split of
                    -------------------
the Common Stock of the Company to be effected by the Company immediately prior to the Closing, as set forth in the proposed Certificate of Amendment which is annexed to this Agreement as Exhibit D.

     Section 9.2   Survival of Representations, Warranties and Agreements. The
                   ------------------------------------------------------
representations, warranties and agreements in this Agreement and in any instrument delivered under this Agreement shall terminate at the Effective Time or upon the termination of this Agreement under Section 7.1, as the case may be. Notwithstanding the foregoing, any claim with respect to an inaccuracy or breach of any representation or warranty or a breach of any covenant or agreement made as of the execution and delivery of this Agreement and the Closing may be made at any time prior to the dates as specified in Sections 8.1 and 8.2 of this Agreement, as the case may be, and no party to this Agreement shall have the right to assert any right of indemnification hereunder after such dates, except that if, on or before such date, the party from whom indemnification is sought has received written notice with respect to a specific claim of indemnification pursuant to this Agreement or notice of a claim from a third party, and the Indemnitee thereafter shall have the right after such date to assert or to continue to assert such claim and to be indemnified with respect thereto notwithstanding that all damages therefor may not be quantifiable as of such time. Notwithstanding the foregoing, the agreements set forth in Articles I and II and Sections 5.7 (last sentence), 5.9 (Taxes), 5.12 (Expenses), 5.14 (Composition of Board), 5.15 (Company Charter Amendment) and 5.16 (Director and Officer Indemnification) and this Article IX shall survive the Effective Time, and those set forth in Sections 5.5(b), 5.11 (solely as such section relates to the agreements set forth in Sections 5.5(b) (Confidentiality), 5.12 (Expenses), and 7.2 (Termination) and this Article IX), 5.12 and 7.2 (Termination) and this
Article IX shall survive termination of this Agreement. Each party agrees that, except for the representations and warranties contained in this Agreement, the SVT Disclosure Letter and the Company Disclosure Letter, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other Representatives with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, or with respect to its business or otherwise, notwithstanding the delivery or disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

     Section 9.3   Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     Section 9.4   Governing Law and Venue, Waiver of Jury Trial.
                   ---------------------------------------------

     (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES.

     Each of the parties irrevocably submits to the jurisdiction of the courts of the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated by this Agreement and by those documents, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject to this Agreement or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and each of the parties hereto irrevocably agrees that all claims with respect to such action or proceeding shall be heard and determined in such a court. Each of the parties hereby consents to and grants any such court jurisdiction over the Person of such party and over the subject matter of such dispute and agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.5 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.4.

     Section 9.5   Notices.  Any notice, request, instruction or other document
                   -------
to be given hereunder by any party to the others shall be in writing and delivered personally, sent by reputable overnight courier, sent by registered or certified mail, postage prepaid, or by facsimile:

                   if to the Company or the Merger Sub:

                   SWWT, Inc.
                   c/o East River Ventures II, LP645
                   Madison Avenue, 22/nd/ Floor
                   New York, New York  10022
                   Attention:  Walter Carozza
                   Fax:  (212) 644-5498
                   with a copy to:

                   McDermott Will & Emery
                   600 13/th/ Street, N.W.
                   Washington, DC  20005
                   Attention:  Karen A. Dewis
                   Fax:  (202) 756-8087

                   if to SVT:

                   SVT Inc.
                   59 John Street, 3/rd/ Floor
                   New York, New York  10038
                   Attention:  Sanjay Sethi
                   Fax:  (212) 571-3588

                   with a copy to:
                   Carter, Ledyard & Milburn
                   2 Wall Street
                   New York, New York 10005
                   Attention:  James E. Abbott
                   Fax:  (212) 732-3232

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

     Section 9.6   Entire Agreement.  This Agreement (including any exhibits and
                   ----------------
annexes to this Agreement), the Company Disclosure Letter and the SVT Disclosure Letter constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter of this Agreement.

     Section 9.7   No Third Party Beneficiaries. This Agreement is not intended
                   ----------------------------
to confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement.

     Section 9.8   Severability.  The provisions of this Agreement shall be
                   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable,

(a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of the provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of the provision, or the application of that provision, in any other jurisdiction.

     Section 9.9   Interpretation.  The table of contents and headings in this
                   --------------
Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement. Where a reference in this Agreement is made to a section, exhibit or annex, that reference shall be to a section of or exhibit or annex to this Agreement unless otherwise indicated.

     Section 9.10  Assignment.  This Agreement shall not be assignable by
                   ----------
operation of law or otherwise.

     Section 9.11  Specific Performance. The parties to this Agreement agree
                   --------------------
that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise reached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.


                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.


                                    SANVISION TECHNOLOGY, INC.


                                    By     /s/ Sanjay Sethi
                                           -----------------------
                                    Name:  Sanjay Sethi
                                    Title: Chief Executive Officer



                                    SWWT, INC.


                                    By     /s/ Walter A. Carozza
                                           ---------------------------
                                    Name:  Walter A. Carozza
                                    Title: Director and Vice President




                                    E-NEWCO, INC.


                                    By:    /s/ Walter A. Carozza
                                           ---------------------------
                                    Name:  Walter A. Carozza
                                    Title: Authorized Signatory

                                                                      Appendix B
                                                                      ----------

                           CERTIFICATE OF AMENDMENT

                                    TO THE

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                                  SWWT, INC.

             ____________________________________________________

                        Pursuant to Section 242 of the
               General Corporation Law of the State of Delaware
             ____________________________________________________


     SWWT, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that the following amendments to the Amended and Restated Certificate of Incorporation of the Corporation have been duly adopted in accordance with Sections 222 and 242 of the General Corporation Laws of the State of Delaware (the "GCL") pursuant to (i) a meeting of the SWWT Board of Directors on October 12, 2001, and (ii) a special meeting of the stockholders of the Corporation, which was duly convened and held on ________, 2001:

1. Article First of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:


     "FIRST: The name of the Corporation is SVT Inc. (hereinafter, the 'Corporation')."

2. Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by inserting the following paragraph as a new paragraph (b) to such Article Fourth, whereupon current paragraphs (b) and (c) of such Article Fourth shall be re-lettered as (c) and (d):


     "(b) Subject and immediately prior to the closing of the merger of E-Newco, Inc., a Delaware company, with and into SanVision Technology, Inc., a New Jersey company (the "Effective Time"), each two shares of common stock of the Corporation, par value $0.001 per share (the "Old Common Stock"), issued and outstanding or reserved for issuance or held in treasury, shall automatically, and without any action by the holder thereof, be reclassified into one share of common stock of the Corporation, par value $0.001 per share (the "New Common Stock"), and each certificate which prior to the Effective Time represented two shares of the Old Common Stock shall, from and after the Effective Time, be deemed for all purposes to evidence only the right to receive one or more certificates representing shares of New Common Stock. In connection with the preceding calculation, the Corporation shall not issue fractional shares, but shall instead issue to each stockholder the aggregate number of shares of New Common Stock to which such holder is entitled as of and after the Effective Time, rounded up to the next higher whole number of shares based upon the preceding calculation. Each holder of a certificate or certificates representing shares of Old Common Stock of the Corporation, upon presentation thereof to the Corporation's transfer agent in settlement of a trade, shall receive a certificate or certificates representing the number of shares of New Common Stock to which such holder is entitled as of and after the Effective Time. Surrender of certificates in accordance with the provisions hereof will not be required or sought by the Corporation. As of the Effective Time, the total number of shares of capital stock which the Corporation shall have authority to issue is one hundred twenty million (120,000,000) of which one hundred million (100,000,000) shares shall be Common Stock, $.001 par value per share, and twenty million (20,000,000) shares shall be Preferred Stock, $.001 par value per share."

3. All other terms and conditions of the Amended and Restated Certificate of Incorporation remain in full force and effect.

4. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Amended and Restated Certificate of Incorporation.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, SWWT, INC. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its Vice President this ____ day of ________, 2001.

                                      B-3


                                               SWWT, INC.



                                               By:  ___________________________
                                                    Walter A. Carozza
                                                    Vice President and
                                                    Director

                                                                      Appendix C
                                                                      ----------

                        FIRST CERTIFICATE OF AMENDMENT
                                    to the
                          CERTIFICATE OF DESIGNATIONS
                                      of
                           SERIES B PREFERRED STOCK
                           $.001 par value per share
                                      of
                                  SWWT, INC.
             ____________________________________________________

                        Pursuant to Section 242 of the
               General Corporation Law of the State of Delaware
             ____________________________________________________

     SWWT, Inc. (the "Corporation"), a corporation organized and existing under the laws of the General Corporation Laws of the State of Delaware, does hereby certify as follows:

     WHEREAS, the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation authorizes the issuance of 50,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock"), and further authorizes the Board of Directors from time to time to provide for the issuance of shares of Preferred Stock in one or more classes or series and to determine with respect to each such class or series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof.

     WHEREAS, pursuant to the authority vested in the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation and in accordance with the provisions of Section 151 of the Delaware General Corporation Law, the Board of Directors of the Corporation, at a meeting duly convened on April 14, 2000, duly authorized the creation and issuance of a series of said Preferred Stock to be known as "Series B Preferred Stock," said Series B Preferred Stock to have the terms and conditions set forth in that certain Certificate of Designations of Series B Preferred Stock in the form approved by the Board of Directors (the "Series B Certificate of Designations").

     WHEREAS, the Series B Certificate of Designations was filed with the office of the Secretary of State of the State of Delaware on April 14, 2000.

     WHEREAS, pursuant to the authority vested in the Board of Directors and the Stockholders of the Corporation by the Certificate of Incorporation and the Series B Certificate of Designations and in accordance with the provisions of
Section 242 of the Delaware General Corporation Law, each of (i) the Board of Directors of the Corporation, at a meeting on October 12, 2001, and (ii) a majority-in-interest of the holders of common stock of the Corporation, par value $.001 per share (the "Common Holders") and the holders of Series B Preferred Stock (the "Series B Holders"), voting together as a single class, and a majority-in-interest of the Series B Holders, voting as a separate class, at a special meeting duly convened on ________, 2001, duly authorized the amendment of the Series B Certificate of Designations as set forth below.

     NOW, THEREFORE, the Series B Certificate of Designations is hereby amended as follows:

1. Section III(a) of the Series B Certificate of Designations is hereby amended and restated in its entirety as follows:

     (a) CONVERSION. Each share of Series B Preferred Stock shall be automatically converted on the earlier of (i) immediately prior to the
                                    -------
     closing of the proposed merger or any other business combination of the Corporation with SanVision Technology, Inc., a New Jersey corporation, or an affiliate thereof, or (ii) the next business day following the date on which the Equity Financing (as defined below) is completed. The date of any automatic conversion of the Series B Preferred Stock in accordance with this Section III (a) shall hereinafter be referred to as the "Conversion Date." On the Conversion Date, each share of Series B Preferred Stock shall be converted into that number of fully paid and non-assessable shares of Common Stock determined by dividing (x) 7,577,720 (the "Total Common Stock"), by (y) the aggregate number of shares of Series B Preferred Stock outstanding on the Conversion Date (such quotient, the "Conversion Ratio"). The Conversion Ratio shall be subject from time to time to adjustment as herein set forth. "Equity Financing" shall mean one or more related rounds of financing completed after the Effective Time in connection with which a minimum of $15.0 million of cash is received by the Corporation in connection with the issuance of equity securities (or other securities convertible into, or exercisable or exchangeable for, equity securities) of the Corporation.

2. Section III (k) of the Series B Certificate of Designations is hereby amended and restated in its entirety as follows.

     (k) FRACTIONAL SHARES. No fractional shares of the Common Stock shall be issued upon conversion of the Series B Preferred Stock. Any fractional shares to which a holder would be entitled upon such conversion shall be rounded up to the next whole share.

3. An Article IX shall be added to the end of the Series B Certificate of Designations which shall read in its entirely as follows:

     IX. NO REISSUANCE OF SERIES B PREFERRED STOCK. No share or shares of the Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the

     Corporation shall be authorized to issue. At such time as no shares of Series B Preferred Stock remain outstanding, the Corporation shall take such appropriate corporate action as may be deemed necessary or desirable to eliminate from the Certificate of Incorporation in accordance with
     Section 151(g) of the Delaware General Corporation Law all matters set forth in the Series B Certificate of Designations with respect to the Series B Preferred Stock.

4. All other terms and conditions of the Series B Certificate of Designations remain in full force and effect.

5. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Series B Certificate of Designations.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, SWWT, INC. has caused this First Certificate of Amendment to the Certificate of Designations of Series B Preferred Stock to be signed by its Vice President this ____ day of ______, 2001.

                                             SWWT, INC.



                                             By:  ______________________________
                                             Name:  Walter A. Carozza
                                             Title: Vice President and Director

                                                                      Appendix D


                        FORM OF STOCKHOLDERS AGREEMENT
                        ------------------------------

     THIS STOCKHOLDERS AGREEMENT (the "Agreement") is dated as of __________,
                                       ---------
2001 and is by and among SWWT, INC., a Delaware corporation (the "Company"), and
                                                                  -------
the parties identified in Annex A hereto as stockholders of the Company (each a
                          -------
"Stockholder" and collectively, the "Stockholders").
 -----------                         ------------

                                   RECITALS
                                   --------

     WHEREAS, the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("E-Newco") and SanVision Technology Inc., a New
                                  -------
Jersey corporation ("SVT"), have entered into that certain Amended and Restated
                     ---
Agreement and Plan of Merger, dated as of October 24, 2001 (the "Merger
                                                                 ------
Agreement"), pursuant to which E-Newco is being merged with and into SVT, with
---------
SVT being the surviving entity and a wholly-owned subsidiary of the Company (the "Merger");
 ------

     WHEREAS, the Company, E-Newco and SVT have agreed that entering into a stockholders agreement is a condition precedent to consummating the Merger;

     WHEREAS, each of the Stockholders is, or as a result of the Merger will become, the owner of such Company Securities (as hereinafter defined) as is indicated on Annex A;
             -------

     WHEREAS, the Company and the Stockholders wish to enter into this Agreement for the purpose of setting forth certain rights and obligations relating to the ownership of Company Securities and regulating certain other aspects of their relationship hereunder;

     WHEREAS, the board of directors of the Company (the "Board of Directors")
                                                          ------------------
has determined that it is in the best interest of the Company that such matters be so regulated; and

     WHEREAS, concurrently with the execution of this Agreement, the Company and the Stockholders are entering into that certain Registration Rights Agreement (as such term is defined in the Merger Agreement) relating to Company Securities of the Stockholders.

     NOW, THEREFORE, with reference to the foregoing recitals, which are by this reference incorporated herein, and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.1  Definitions.  (a) The following terms when used in this
                  -----------
Agreement shall have the meanings ascribed thereto:

     "Affiliate" of any Person shall mean any other Person that, directly or
      ---------
indirectly, through one or more intermediaries, controls, is controlled by, or is under direct or indirect common control with, such first Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controls," "controlled by," and "under direct or indirect control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Business Day" shall mean any day on which commercial banks are not
      ------------
authorized or required to be closed in New York City.

     "Common Stock" shall mean the authorized Common Stock, par value $.001 per
      ------------
share of the Company, irrespective of class unless otherwise specified, as constituted on the date hereof, and any stock into which such Common Stock may thereafter be changed, and also shall include stock of the Company of any other class, which is not preferred as to dividends or assets over any class of stock of the Company and which is not subject to redemption, issued to the holders of shares of Common Stock upon any reclassification thereof.

     "Company Securities" shall mean Common Stock, any rights, options or
      ------------------
warrants to purchase Common Stock, or any securities of any type whatsoever that shall be (or may become) exchangeable for, or exercisable or convertible into, Common Stock.

     "Drag-Along Notice" shall have the meaning set forth in Section 4.1.
      -----------------

     "Drag-Along Notice Date" shall have the meaning set forth in Section 4.2.
      ----------------------

     "Drag-Along Right" shall have the meaning set forth in Section 4.1.
      ----------------

     "Drag-Along Sale" shall have the meaning set forth in Section 4.2.
      ---------------

     "Drag-Along Shares" shall have the meaning assigned to such term in Section
      -----------------
4.1.

     "ERV" shall mean East River Ventures II LP.
      ---

     "Fair Market Value" shall mean, as of the date of any Drag-Along Sale, the
      -----------------
highest price for which all the issued and outstanding shares of Common Stock on a fully diluted basis could be sold in an arm's length transaction to an independent third party, without regard to (i) the lack of liquidity of the Common Stock due to any restrictions or other limitations contained in this Agreement, the Registration Rights Agreement, or otherwise, (ii) any discount for minority interests, or (iii) the time required to obtain regulatory approvals, consents or notifications in connection with such sale, and assuming that, in such arm's length transaction, neither the purchaser would be under any compulsion to purchase nor the seller would be under any compulsion to sell, but taking into account the value of a third party's bona fide offer and the current price of the Common Stock if traded on an exchange or listed on a automated quotation system. The Fair Market Value shall be determined by agreement or appraisal in accordance with the procedures described below.

     Within 10 days after a Drag-Along Notice Date, the holders of a majority of the shares of Common Stock (including all shares issuable upon exercise, conversion or exchange of Company Securities) owned by the Selling Group (the "Majority Selling Holders") and the holders of a majority of the shares of
 ------------------------
Common Stock (including all shares issuable upon exercise, conversion or exchange of Company Securities) owned by the Non-Selling

Stockholders (the "Majority Non-Selling Holders") shall each designate a
                   ----------------------------
representative and such representatives will meet and use their best efforts to reach an agreement on the Fair Market Value.

     If the representatives designated by the Majority Selling Holders and the Majority Non-Selling Holders have been unable to reach such agreement within 15 days after the Drag-Along Notice Date, then the Majority Selling Holders and the Majority Non-Selling Holders will use best efforts to agree upon the selection of an independent appraiser experienced in valuing businesses similar to the principal business of the Company and its Subsidiaries within 55 days after the Drag-Along Notice Date. If the Majority Selling Holders and the Majority Non-Selling Holders so select an appraiser, such appraiser will have 15 days after such selection in which to determine the Fair Market Value pursuant to the guidelines set forth in the definition, and its determination thereof will be final and binding on all parties concerned.

     If the Majority Selling Holders and the Majority Non-Selling Holders are unable so to reach an agreement as to an independent appraiser, then the Majority Selling Holders and the Majority Non-Selling Holders will each select one independent appraiser experienced in valuing businesses similar to the principal business of the Company and its Subsidiaries within 20 days after the Drag-Along Notice Date. The Majority Selling Holders and the Majority Non-Selling Holders will each cause the appraiser selected by them to determine independently the Fair Market Value within 15 days after their respective appointments. If either the Majority Selling Holders or the Majority Non-Selling Holders fails to select an appraiser in accordance herewith, the Fair Market Value will be the value determined by the appraiser selected by the Majority Selling Holders or the Majority Non-Selling Holders, as the case may be. If the lower of the two appraised values of such appraisers (the "Low Value") exceeds
                                                           ---------
or is equal to 90% of the higher of the two appraised values (the "High Value"),
                                                                   ----------
the Fair Market Value will be the average of the two appraisals. If the Low Value is less than 90% of the High Value, the two appraisers will themselves appoint a third independent appraiser experienced in valuing businesses similar to the principal business of the Company and its Subsidiaries within 5 days after the two appraisals have been rendered. Such third appraiser will have 10 days after its appointment in which to determine independently the Fair Market Value. The Fair Market Value in such case will be the average of the two appraised values which are the closest to each other, but not in any event less than the Low Value or greater than the High Value.

     The Company will provide each independent appraiser with all information about the Company and its Subsidiaries which any such appraiser reasonable deems necessary for determining the Fair Market Value. The expenses of the appraisal process will be paid by the Company.

     "Governmental Authority" shall have the meaning set forth in the Merger
      ----------------------
Agreement.

     "Joinder Agreement" shall mean the agreement required to be executed by
      -----------------
certain transferees of Stockholders pursuant to Section 7.1(b) hereof.

     "MCG" shall mean MCG-SVT LLC, a Delaware limited liability company.
      ---

     "New Securities" shall mean any capital stock of the Company (including any
      --------------
Common Stock or preferred stock), all rights, options, or warrants to purchase such capital stock, and any securities of any type whatsoever that shall be (or may become) exchangeable for, or exercisable or convertible into, such capital stock; provided, however, that the term "New Securities" shall not include (i)
       --------  -------
Common Stock issued as a stock dividend to holders of Common Stock or upon any stock split, subdivision or combination of shares of Common Stock, (ii) up to _____ shares of Common Stock issuable upon exercise of options issuable pursuant to the Company's stock option plans, (iii) Common Stock issued in connection with a Qualified Public Offering, (iv) Common Stock issued in connection with an acquisition or merger transaction that has been approved by the Board of Directors, (v) Common Stock issued upon the conversion, exchange or exercise of any preferred stock, warrants, or options outstanding as of the date hereof, or
(vi) capital stock issued in exchange for any of the foregoing.

     "Non-Selling Stockholders" shall mean (i) in the case of a Tag-Along Sale,
      ------------------------
the Stockholders who are not Selling Stockholders, and (ii) in the case of a Drag-Along Sale, the Stockholders not included in the Selling Group.

     "Notice of Change" shall have the meaning set forth in Section 5.1(e).
      ----------------

     "Offer" shall have the meaning set forth in Section 2.2.
      -----

     "Offer Notice" shall have the meaning set forth in Section 5.1(a).
      ------------

     "Offer Period" shall have the meaning set forth in Section 5.1(b).
      ------------

     "Offeree" shall have the meaning set forth in Section 5.1(a).
      -------

     "Person" shall mean any individual, corporation, association, partnership,
      ------
joint venture, trust, business or other entity or organization of any kind or Governmental Authority.

     "Proposed Purchaser" shall have the meaning set forth in Section 3.2.
      ------------------

     "Proposed Sale" shall have the meaning set forth in Section 5.1(a).
      -------------

     "Qualified Public Offering" shall mean a firm underwritten offering or
      -------------------------
offerings of Common Stock under one or more effective registration statements under the Securities Act such that, after giving effect thereto, (i)(x) at least 10% of the number of shares of Common Stock on a fully diluted basis has been publicly distributed and sold pursuant to such offerings, and (y) such offerings result in aggregate cash proceeds being received by the Company of at least $20,000,000 exclusive of underwriter's discounts and other expenses or (ii) such other public offering or offerings of Common Stock as shall be designated as such by a majority of the Board of Directors.

     "Restricted Securities" shall have the meaning set forth in Rule 144 of the
      ---------------------
Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

     "Selling Group" shall mean any combination of Stockholders who own, in the
      -------------
aggregate, at least 85% of the Common Stock at the time outstanding on a fully diluted basis.

     "Selling Stockholder" shall mean, individually or collectively, any
      -------------------
Stockholder or group of Stockholders that proposes to Transfer Company Securities in a Tag-Along Sale.

     "Stockholders" shall have the meaning set forth in the Preamble.
      ------------

     "Subsidiary" or Subsidiaries" shall mean as to any Person, any other Person
      ----------     ------------
of which at least 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such first Person.

     "SVT Stockholders" shall mean Sanjay Sethi, Amit Sarkar, and Raj
      ----------------
Janarthanan.

     "Tag-Along Notice" shall have the meaning set forth in Section 3.2.
      ----------------

     "Tag-Along Purchase Offer" shall have the meaning set forth in Section 3.2.
      ------------------------

     "Tag-Along Sale" shall have the meaning set forth in Section 3.1.
      --------------

     "Target Shares" shall have the meaning set forth in Section 3.2.
      -------------

     "Transfer" shall have the meaning set forth in Section 2.1.
      --------

     "VAW" shall mean Vincent A. Wasik.
      ---

          (b) References herein to the Common Stock outstanding "on a fully diluted basis" at any time shall mean the number of shares of Common Stock then issued and outstanding, assuming full conversion, exercise, and exchange of all outstanding Company Securities.

                                  ARTICLE II

                           RESTRICTIONS ON TRANSFER
                           ------------------------

     Section 2.1  General Restriction on Transfer. (a) Subject to Section 2.5,
                  -------------------------------
each of the Stockholders agrees that he, she or it will not in any way sell, transfer, pledge, encumber, mortgage, hypothecate, assign, or otherwise dispose of any Company Securities or any right or interest therein, whether voluntarily or involuntarily, or by operation of law (each of the foregoing transactions is hereinafter referred to as a "Transfer"), except that any such Stockholder may
                              --------
effect a Transfer in a transaction otherwise permitted by and in compliance with the terms of this Agreement. Notwithstanding the foregoing, (x) the terms of this Section 2.1 shall not preclude or prevent Sanjay Sethi from pledging or encumbering Company Securities or any right or interest therein, and (y) no Stockholder shall be permitted to Transfer more than 20% of Company Securities held by such Stockholder as of the date hereof except pursuant to Articles III and IV.

     Section 2.2  Transfer Restriction; First Offer Rights. If any Stockholder
                  ----------------------------------------
desires to dispose of any shares of Company Securities prior to the termination of Section 2.1 or this

Section 2.2, such Stockholder shall first deliver to the Company and the other Stockholders a written notice (the "Offer") offering to sell such shares to the
                                    -----
other Stockholders and specifying the price and terms upon which the Stockholder proposes to sell. The other Stockholders shall have 20 days after the date of the delivery of such notice to accept such Offer, as they agree, or if they cannot agree, pro rata, by giving written notice of acceptance to the offering
              --- ----
Stockholder and the Company. If such Offer is not accepted in full by the other Stockholders prior to the expiration of such 20-day period, the Company may accept the Offer as to those shares not accepted by the other Stockholders. Acceptance by the Company shall be by written notice to the Stockholders within 20 days after the expiration of the Offer to the other Stockholders. If the Offer is accepted as to all shares offered, then as soon as practicable but in any event within 20 days after acceptance is complete, the accepting Stockholders, and the Company, if applicable, shall pay the purchase price to such offering Stockholder against delivery of certificates for the shares of Common Stock, each duly endorsed to the purchaser thereof, or accompanied by a duly executed instrument of transfer to the purchaser thereof. If such Offer is not accepted in full by the Stockholders or the Company prior to the expiration of the applicable 20-day period, the offered shares may not be sold. Notwithstanding the foregoing, the provisions of this Section 2.2 shall not apply to any transfer by any Stockholder pursuant to Section 2.4 nor to any transfer to the Company, which transfers may be made without restriction.

     Section 2.3  Sales by the Company. Anything contained in this Agreement to
                  --------------------
the contrary notwithstanding, any shares of Company Securities purchased by the Company pursuant to this Agreement, may be reissued or sold by the Company, provided that (a) the Board of Directors shall have approved such reissue or sale as may be required hereunder, (b) any Person who purchases such Common Stock shall agree to be bound by the terms and provisions of this Agreement and execute the Joinder referenced in Section 7.1, and (c) any such reissue or sale shall be made in compliance with all Federal and state securities laws in effect at the time.

     Section 2.4  Permitted Transfers. (a) Notwithstanding the general
                  -------------------
restriction on Transfers contained in Section 2.1, any Stockholder who is a natural person may transfer any Common Stock (a) by will or intestacy to any member of the family of such Stockholder upon the death of such Stockholder (provided that this exception shall not apply to any subsequent transfers by the transferee of such Common Stock), and (b) to a trust created for the benefit of one or more members of the family of such Stockholder. For purposes of this
Section 2.4, the term "family" shall mean any parents, spouses, descendants
                       ------
(including adopted children) and spouses of descendants.

     (b) Notwithstanding the general restriction on Transfers contained in
Section 2.1, any Stockholder that is a corporation, partnership, limited liability company or other business entity may transfer any Common Stock (i) to a subsidiary or parent of such Stockholder, (ii) to directors, officers or employees of such Stockholder, or (iii) to any other initial Stockholder already a party to this Agreement.

     (c) Any transferee of Common Stock pursuant to this Section 2.4 shall be required to acknowledge in writing, as a condition to such transfer, that such transferee is familiar with the provisions of this Agreement and agrees to be bound thereby and executes a Joinder Agreement referenced in Section 7.1.

     Section 2.5  Termination of Effectiveness of Article. The provisions of
                  ---------------------------------------
Sections 2.1 and 2.2 shall terminate and cease to be applicable immediately following the earlier to occur of (a) a Qualified Public Offering, and (b) April 31, 2003; provided, however, that upon the affirmative vote of a majority of the
          --------  -------
Class A Directors, the Class B Director and the Class C Director (as defined herein), the Company may accelerate or extend the date upon which Sections 2.1 or 2.2 shall terminate; provided, further, that under no circumstances shall
                        --------  -------
such provisions terminate earlier than September 30, 2002.

     Section 2.6  Legend.  (a)  Each certificate of Company Securities held by
                  ------
any Stockholder representing Restricted Securities shall bear the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES OR SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY SIMILAR REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAW."

          (b) Each certificate of Company Securities held by any Stockholder whether representing Restricted Securities or not shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A STOCKHOLDERS AGREEMENT, DATED AS OF ____ __, 2001, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY."

          (c) If any Company Securities becomes eligible for sale pursuant to Rule 144(k) promulgated under the Securities Act, which sale is otherwise permitted by the terms of this Agreement, the Company shall, subject to applicable law and upon the request of any holder of such securities eligible for sale, remove the legend set forth in Section 2.6(a) from the certificates evidencing the shares of any such securities held by such holder. In addition, in connection with any Transfer of shares of any Company Securities pursuant to any public offering registered under the Securities Act or pursuant to Rule 144 (or any similar rule or rules then in effect promulgated under the Securities
Act) if such rule is available, the Company shall promptly upon such Transfer deliver new certificates for such securities which do not bear the legend set forth in Section 2.6(a). In order to remove the legend if requested hereunder, the Company may require such Stockholder to provide the Company with an opinion of counsel, in form and by counsel satisfactory to the Company, that removal of such legend complies with the Securities Act.

     Section 2.7  After-Acquired Securities. If, after the date hereof, any
                  -------------------------
Stockholder acquires additional Company Securities, such securities so acquired shall be subject to all the terms and provisions of this Agreement.

                                  ARTICLE III

                             RIGHT TO JOIN IN SALE
                             ---------------------

     Section 3.1  Tag-Along Rights. (a) Subject to the provisions of Section 3.2
                  ----------------
hereof, if at any time any Stockholder or group of Stockholders proposes, in a single transaction or a series of related transactions, to Transfer Company Securities representing in excess of 30% of the Common Stock outstanding on a fully diluted basis to any Person or group of Persons (including the Company or any of its Subsidiaries), no such Selling Stockholder shall effect such Transfer unless, prior to the consummation thereof, the Non-Selling Stockholders shall have been afforded the opportunity to join in such Transfer as provided in
Section 3.2 hereof. Any such proposed Transfer described in the previous sentence is referred to herein as a "Tag-Along Sale."
                                     --------------

     Section 3.2  Procedures. No less than 20 days prior to the consummation of
                  ----------
any Transfer subject to Section 3.1 hereof, the Selling Stockholders shall provide written notice (the "Tag-Along Notice") of the Tag-Along Sale to each
                             ----------------
Non-Selling Stockholder and to the Company, which notice shall specify the number of shares proposed to be acquired in the Tag-Along Sale, the consideration per share, the identities of the Person or group of Persons (the "Proposed Purchaser") that proposes to acquire Company Securities in such a
 ------------------
Transfer, and all other material terms and conditions of the Tag-Along Sale. The Tag-Along Notice shall also include a written offer from the Proposed Purchasers (the Tag-Along Purchase Offer") to each Non-Selling Stockholder to acquire out
     ------------------------
of the total number of shares of Common Stock (assuming full conversion, exercise or exchange of all such Company Securities immediately prior to such Tag-Along Sale) proposed to be acquired in the Tag-Along Sale (the "Target
                                                                    ------
Shares") such number of shares equal to the product obtained by multiplying (x)
------
the total number of Target Shares by (y) a fraction, the numerator of which is
                                                         ---------
the total number of shares of Common Stock (including shares of Common Stock issuable upon exercise, conversion or exchange of Company Securities) owned by such Non-Selling Stockholders on the date that the Tag-Along Purchase Offer is made and the denominator of which is the total number of shares of Common Stock
             -----------
(including shares of Common Stock issuable upon exercise, conversion or exchange of any Company Securities) owned on such date by all the Non-Selling Stockholders and the Selling Stockholders on such date. Such offer by the Proposed Purchaser shall be made at the same price and on the same terms and conditions as the offer by the Proposed Purchaser to the Selling Stockholders. Each Non-Selling Stockholder shall have 15 days from its receipt of the Tag-Along Notice and Tag-Along Purchase Offer in which to accept the Tag-Along Purchase Offer.

                                  ARTICLE IV

                               DRAG-ALONG RIGHTS
                               -----------------

     Section 4.1  Drag-Along Rights. Without limiting the right of any Non-
                  -----------------
Selling Stockholder to exercise its rights under Article III hereof in respect of a Tag-Along Sale, in the event that a Selling Group proposes to enter into a Drag-Along Sale, the Selling Group shall have the right (the "Drag-Along
                                                              ----------
Right"), exercisable by delivery of 20 day's prior written notice to the Non-
-----
Selling Stockholders (the "Drag-Along Notice"), to compel each of the Non-
                           -----------------
Selling Stockholders to sell all, but not less than all, of their Company Securities (the "Drag-Along
                 ----------

Shares"), on the same terms and for the same price as are being offered in such
------
Drag-Along Sale. The Drag-Along Notice shall specify the terms of the Drag-Along Sale, including the consideration per share to be paid, the identities of the proposed acquirer(s), the calculation of the Fair Market Value (subject to Section 4.2 below), the anticipated closing date and all other material terms and conditions.

     Section 4.2  Drag-Along Sale. The term "Drag-Along Sale" shall mean a
                  ---------------            ---------------
transaction that meets all of the following requirements: (i) a proposed sale, transfer or other disposition of 100% of the Company Securities outstanding by way of merger, consolidation or otherwise, (ii) to a Person or group of Persons, in a single or related series of transactions, who are not individually or collectively Affiliates of the Company or any Stockholder, and (iii) at an aggregate purchase price (net of transaction expenses and of liabilities of the Company and its Subsidiaries required to be paid from the proceeds of such purchase price) that is not less than Fair Market Value as of the date of the receipt of such written notice by the Non-Selling Stockholders (the "Drag-Along
                                                                     ----------
Notice Date"); provided, however, that if the members of the Selling Group own,
-----------    --------  -------
in the aggregate, at least 85% of the Common Stock at the time outstanding on a fully diluted basis, the proposed transaction shall be deemed for purposes of this Section 4.2 to have an aggregate purchase price not less than Fair Market Value. The purchase from and sale by the Non-Selling Stockholders of the Drag-Along Shares shall be consummated simultaneously with the consummation of, and shall be on the same terms and for the same price as, the Drag-Along Sale, and the Selling Group shall give the Non-Selling Stockholders at least 20 days written prior notice of the date of the Drag-Along Sale.

                                   ARTICLE V

                               PREEMPTIVE RIGHTS
                               -----------------

     Section 5.1  Preemptive Rights. (a) If, at any time on or after the date
                  -----------------
hereof and prior to the consummation of a Qualified Public Offering, the Company shall propose to sell or issue any New Securities to any Person (a "Proposed
                                                                    --------
Sale"), then the Company shall, at least 30 days prior to the Proposed Sale,
----
give each Stockholder (an "Offeree") a notice (the "Offer Notice") of the
                           -------                  ------------
Proposed Sale (it being understood that the Offer Notice also shall contain full particulars of the Proposed Sale, including the identity of the proposed beneficial and record owners of the New Securities and the purchase price per New Security).

          (b) In the Offer Notice, the Company shall offer to each Offeree, subject to consummation of the Proposed Sale, for 15 Business Days commencing on the date of receipt by such Offeree of the Offer Notice (the "Offer Period"),
                                                              ------------
the opportunity to purchase from the Company on the same terms and conditions as the Proposed Sale as specified in the Offer Notice up to that number of the New Securities equal to the product of (i) the quotient determined by dividing the number of shares of Common Stock held by such Offeree (assuming full conversion, exercise and exchange of all Company Securities owned by it) by the number of shares of Common Stock outstanding on a fully diluted basis, and (ii) the number of New Securities to be sold or issued in the Proposed Sale.

          (c) If any Offeree elects to accept the offer to purchase any New Securities pursuant to paragraph (b) above, the purchase price and material terms for the New Securities shall be the same purchase price per share and material terms of such New Securities as are issued under the Proposed Sale.

          (d) If any Offeree elects to accept the offer to purchase any New Securities, such Offeree shall: (i) so signify within the Offer Period by notice to the Company, which notice shall indicate the number of the New Securities that such Offeree elects to purchase, and (ii) deliver the purchase price to the Company on the date of the Proposed Sale.

          (e) If the number of New Securities proposed to be sold or issued in the Proposed Sale is increased or any of the price, terms or conditions is changed in a manner more favorable to the proposed purchaser under the Proposed Sale, then, whether or not such Offeree previously has accepted the offer to purchase contained in the Offer Notice, the Company shall notify each Offeree of any such change (a "Notice of Change"). Each Offeree thereupon shall have the
                    ----------------
later of (A) 10 Business Days after receipt of such Notice of Change and (B) 15 Business Days after receipt of the original Offer Notice within which to accept the initial offer as so changed. Any New Securities so offered that are not purchased by the Offerees pursuant to such offer may be sold by the Company, but only on the terms and conditions set forth in the Offer Notice, at any time within one hundred twenty (120) days following the termination of the above-referenced fifteen (15)-business day period.

                                  ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 6.1  Corporate Stockholders' Representations and Warranties. (i)
                  ------------------------------------------------------
The Company represents and warrants to the Stockholders, and (ii) the Stockholders (other than the individual Stockholders) represent and warrant, severally and not jointly, to the Company and the other Stockholders, in each case as to itself, that:

          (a)  Organization and Corporate Power. Such corporation or other legal
               --------------------------------
entity is a corporation or legal entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization.

          (b)  No Breach. None of the execution and delivery of this Agreement,
               ---------
the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof by such corporation or legal entity will conflict with or result in a breach of, or require any consent under, the certificate of incorporation or by-laws of such corporation or other organizational documents, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority binding on such corporation or legal entity, or any agreement or instrument to which such corporation is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument.

          (c)  Corporate Action. Such corporation or legal entity has all
               ----------------
necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by such corporate or legal entity of this Agreement have been duly authorized by all necessary action (including all stockholder or comparable action) on the part of such party; and this Agreement has been duly executed and delivered by such corporation or legal entity and constitutes the legal, valid and binding obligation of such corporation or legal entity, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws effecting the enforcement of creditors' rights in general and subject to general principles of equity.

          (d)  Approvals.  No authorizations, approvals or consents of, and no
               ---------
filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by such corporation or legal entity of this Agreement or for the validity or enforceability hereof.

  Section 6.2  Individual Stockholders' Representations and Warranties.  Each of
               -------------------------------------------------------
the individual Stockholders represents and warrants to the Company and the other Stockholders, as to himself or herself, that:

          (a)  Legal Capacity and Authority. Each such individual has full legal
               ----------------------------
capacity and authority to execute, deliver and perform such individual's obligations under this Agreement, and this Agreement has been duly executed and delivered by such individual and constitutes a legal, valid and binding obligation of such individual, enforceable against such individual in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws effecting the enforcement of creditors' rights in general and subject to general principles of equity.

          (b)  No Breach.  None of the execution and delivery of this Agreement,
               ---------
the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof by such individual Stockholder will conflict with or result in a breach of any applicable law or regulation, or any order, writ, binding on such individual, or any agreement or instrument to which such individual is a party or by which it is bound or to which he or she is subject or constitute a default under any such agreement or instrument.

          (c)  Approvals.  No authorizations, approvals or consents of, and no
               ---------
filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by such individual of this Agreement.

                                  ARTICLE VII

                             ADDITIONAL COVENANTS
                             --------------------

  Section 7.1  Stockholder Covenants.  (a)  The Selling Stockholder shall use
               ---------------------
commercially reasonable efforts to obtain the agreement of the Proposed Purchaser to the participation of each Non-Selling Stockholder in any Tag-Along Sale in accordance with and to the extent provided in Article III, and the Selling Stockholder shall not Transfer any Company Securities to a Proposed Purchaser in such a transaction if any such transferee declines to allow such participation by such Non-Selling Stockholders.

          (b) Without limiting the provisions of Section 7.1(a), with the exception of Transfers pursuant to the drag-along provisions of Article IV, no Stockholder shall Transfer any Company Securities to any transferee that has not signed and delivered to the Company a Joinder Agreement substantially in the form of Schedule A hereto.

  Section 7.2  Company Covenants.  (a)  The Company will not deliver a
               -----------------
certificate evidencing any Company Security being sold in a transaction requiring that a Tag-Along Purchase Offer be made unless the Proposed Purchaser shall have in fact made a Tag-Along Purchase Offer in accordance with the provisions of Section 3.2 hereof, requiring that any transferee of a Stockholder execute a Joinder Agreement unless such transferee shall have in fact executed and delivered to the Company the appropriate Joinder Agreement as provided in Section 7.1(b) hereof.

                                 ARTICLE VIII

                 ORGANIZATIONAL MATTERS; CORPORATE GOVERNANCE

  Section 8.1  Board of Directors.  (a)  The Stockholders hereby agree that,
               ------------------
from and after the Effective Time (as such term is defined in the Merger Agreement), the Board of Directors shall consist of seven (7) directors, which
directors shall be designated and elected as follows:   the SVT Stockholders
shall have the right to designate and submit to the stockholders or the Board of Directors, as applicable, for election five of such directors (the "Class A
                                                                    -------
Directors");  ERV shall have the right to designate and submit to the
---------
stockholders or the Board of Directors, as applicable, for election one of such directors (the "Class B Director"); and MCG shall have the right to designate
                ----------------
and submit to the stockholders or the Board of Directors, as applicable, for election one of such directors (the "Class C Director"). The initial Class A
                                     ----------------
Directors shall be Sanjay Sethi, Amit Sarkar, and Raj Janarthanan; the initial Class B Director shall be Walter Carozza; the initial Class C Director shall be VAW; and the remainder of the Class A Directors shall be designated and elected after the Effective Time.

          (b) Each Stockholder hereby agrees that, during the term of this Agreement, he, she or it each shall take all such actions to effect the election at any regular or special meeting of Stockholders called for the purpose of electing directors of the Company, or in any written consent in lieu of such a meeting, of the designees duly designated by the parties referenced in Section 8.1(a), including, but not limited to, the voting of all of their stock for such purpose. Notwithstanding any other provision of the Agreement to the contrary, the Company and the Board of Directors of the Company hereby agrees to take any and all such actions required, permitted, or necessary to cause such designees to be elected or appointed to the Board of Directors, including calling, or causing the appropriate officers or directors of the Company to call, a regular or special meeting of stockholders of the Company to ensure the election to or removal from the Board of Directors of any person or persons so designated to be so elected or to be so removed therefrom in accordance with the terms of this Agreement and soliciting proxies in favor of the election of such person.

          (c) If a Class A Director, Class B Director or Class C Director shall die, resign or be removed prior to the expiration of his term as a director, the party or parties that had the right to designate and have elected such director shall promptly elect a replacement director, and the Stockholders shall effect the election to the Board of Directors of such replacement designee to fill the unexpired term of the director whom such new designee is replacing. The rights of the SVT Stockholders, MCG and ERV hereunder to designate and elect directors are not assignable.

          (d) The Stockholders hereby agree that, at any regular or special meeting called for the purpose of removing directors of the Board of Directors, or in any written consent executed in lieu of such a meeting of Stockholders
(i)(A) the SVT Stockholders shall have the right to remove any Class A Director with or without cause, (B) ERV shall have the right to remove a Class B Director with or without cause; and (C) MCG shall have the right to remove a Class C Director with or without cause; and (ii) none of the SVT Stockholders, MCG or ERV shall have any right to remove or cause to be removed any director designated by any such other party, except that any director may be removed (x) by the affirmative vote of at least a majority of the other directors of the Board of Directors, but only for cause, or (y) by the affirmative vote of all the other directors (not just a quorum) of the Board of Directors. For the purposes of this Section 8.1(d), the term "cause" shall mean the commission by a
                                           -----
director of an act of fraud or embezzlement against the Company or any of its Subsidiaries, or a conviction of a felony (or a guilty plea or a plea of nolo
                                                                         ----
contendere related thereto).  Each Stockholder agrees to vote all of his, her or
----------
its shares of Company securities having voting power (and any other shares over which he, she or it exercises voting control) for the removal of any Director upon the request of the party nominating such Director and for the election to the Board of Directors of a substitute nominated by such party in accordance with the provisions of Section 8.1(a) hereof.

          (e) The Stockholders agree that in the event that the size of the Board of Directors shall be increased at any time, the parties referenced in
Section 8.1 shall have the right to at least proportionate representation on the Board of Directors following such increase based on the composition of the Board of Directors as between such parties immediately prior to such increase; provided, however, that in no event shall the Board of Directors consist of more
--------  -------
than eleven directors.

          (f) The Company hereby agrees that, from and after the Effective Time, and subject to this Section 8.1, the Company shall cause (i) each person designated by the parties referenced in this Section 8.1 to be included (consistent with applicable law and the Restated Certificate of Incorporation and Bylaws) in the group of nominees who are recommended for election as directors by the Company to the stockholders following the date on which such person is so designated by such party, and at each succeeding meeting of stockholders of the Company when directors are to be elected, and (ii) at a special meeting of the Board of Directors held as soon as practicable after the creation of any vacancy as a result of the death, resignation or removal of Director, the appointment of such person as is designated by such party to fill any such vacancy if a special meeting is required to effect such appointment.

          (g) Neither the Company nor any Stockholder shall and neither shall permit its Affiliates to, solicit proxies (as such terms are used in the proxy rules of the Securities and Exchange Commission) of the stockholders of the Company to vote against any of the designees so designated in accordance with
Section 8.1 or for the approval of any stockholder or other proposals that are inconsistent with the rights afforded the parties pursuant to this Agreement.

          (h) In addition to any compensation to which the members of the Board of Directors may be entitled, the Company shall reimburse each Director for the reasonable out-of-pocket expenses incurred by such Director. In addition, the Company shall obtain and maintain at all times during which this Agreement remains in effect, at the cost and expense of the Company, director liability insurance policies covering each member of the Board of Directors.

  Section 8.2  Committees. Subject to any law or stock exchange rule prohibiting
               ----------
committee membership by Affiliates of the Company, each of the parties referenced in Section 8.1 shall be entitled to at least proportionate representation (and in any event not less than one) on any committee of the Board of Directors based on the composition of the Board of Directors.

  Section 8.3  Voting Matters.  In addition to any vote or consent of the Board
               --------------
of Directors or its stockholders required by law or the Restated Certificate of Incorporation, the affirmative vote of either the Class B Director and the Class C Director, which affirmative vote shall not be unreasonably or improperly withheld by such directors, shall be necessary for authorizing, effecting or validating any of the following actions; provided, however, that such necessary
                                         --------  -------
approval shall not relieve any such director from his or her fiduciary duties to the Company:

          (a) the Company or any Subsidiary (A) increasing or decreasing the authorized capital, including the splitting, combination, or subdivision of any capital stock, (B) creating or authorizing any class of capital stock, (C) issuing any additional shares of capital stock or rights to acquire capital stock, or (D) repurchasing or redeeming any shares of capital stock, or (E) declaring or paying any dividend in respect of such capital stock, whether such dividend is payable in cash, shares of capital stock or other property;

          (b) the hiring or termination by the Company or any Subsidiary of the Company of any Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, or Chief Technology Officer or the entering into of any new or amendment of any existing employment or severance agreement or any change of control agreement with any such party;

          (c) (A) the sale, lease, transfer or other conveyance (including pledging or allowing a lien to exist), or permitting any Subsidiary to sell, lease, transfer or otherwise convey (including pledging or allowing a lien to exist), in a single transaction or related series of transactions, all or substantially all assets of the consolidated assets of the Company and its Subsidiaries, (B) the consolidation or merger with, or permitting any Subsidiary to consolidate or merge with, any Person, or (C) the taking or instituting of any proceedings relating to bankruptcy, or the dissolution, liquidation or winding-up of the Company or permitting any Subsidiary to take or institute any proceedings relating to bankruptcy, or dissolving, liquidating or winding-up such Subsidiary;

          (d) the entering into by the Company, or the Company permitting any Subsidiary to enter into, any material transaction with any of their officers, directors or Affiliates, except transactions (x) entered into in the ordinary course of business in good faith, (y) on fair and reasonable terms no less favorable to the Company or its Subsidiary than it would obtain in a comparable arm's length transaction with a Person not an Affiliate and (z) the terms of which have been previously disclosed to the Class B Director;

          (e) the acquisition of, or permitting any Subsidiary to acquire, in one transaction or a series of related transactions, and by means of merger, consolidation, or otherwise, any capital stock, other equity interest (with economic, voting, or other beneficial interests) or assets of, or any direct or indirect ownership of, any Person or the making of any investments, loans, advances or extensions of credit to any Person, or the creation of any Subsidiary in which the Company has an economic interest;

          (f) except as expressly contemplated by this Agreement, amending the Restated Certificate of Incorporation, or the Company's Bylaws, or filing any resolution of the Board of Directors with the Secretary of State of the State of Delaware containing any provisions that would, adversely affect or otherwise impair the rights of the holders of the Common Stock or would be inconsistent with the provisions of this Agreement;

          (g) directly or indirectly borrow or incur or agree to borrow or incur any indebtedness or liability for borrowed money or guarantee such indebtedness or enter into any agreement to become contingently liable, by guaranty or otherwise, for the obligations or indebtedness of any Person or make or commit to make any loans, advances or capital contributions to, or investments in, any Person or to any other Person, or refinance or restructure any existing loan; provided, however, that this clause (vii) shall exclude (i) the incurrence of trade indebtedness or contingent liabilities in the ordinary course of business, and (ii) the making of bank deposits and other investments in marketable securities and cash equivalents made in the ordinary course of business and consistent with past practice;

          (h) the entering into, or permitting of any Subsidiary to enter into, any agreement to do or effect any of the foregoing.

  Section 8.4  Board Meetings.  The Board shall hold, during the term of this
               --------------
Agreement, regularly scheduled, in-person meetings no less frequently than six times per year.

  Section 8.5  Certificate of Incorporation; Bylaws.  After the date hereof, the
               ------------------------------------
Company and the Stockholders shall take or cause to be taken all lawful action necessary to ensure at all times as of and following the Effective Time that the Restated Certificate of Incorporation and Bylaws of the Company are not inconsistent with the provisions of this Agreement or the transactions contemplated hereby, including the provisions of this Article VIII.

  Section 8.6  Miscellaneous.  To effectuate the provisions of this Article
               -------------
VIII, each Stockholder hereby agrees that when any action or vote is required to be taken by such Stockholder, such Stockholder shall use his or her best efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of stockholders of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meetings to effectuate such stockholder action. The Company shall provide to each party entitled to designate directors hereunder prior written notice of any intended mailing of notice to stockholders for a meeting at which action regarding directors is to be taken, and any party entitled to designate directors pursuant hereto shall notify the Company in writing, prior to such mailing, of the person(s) designated by it or them as its or their nominee(s) for election as director(s). If any party entitled to designate directors hereunder fails to give notice to the Company as provided above, it shall be deemed that the designee of such party then serving as director shall be its designee for reelection.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

  Section 9.1  Duration of Agreement. Subject to Section 2.5, the rights and
               ---------------------
obligations of the Company and each Stockholder under this Agreement shall terminate on the earliest to occur of the following: (a) the bankruptcy or dissolution of the Company, (b) in connection with and immediately prior to the consummation of a merger, consolidation, reorganization or other business combination of the Company which results in the transfer of more than 50% of the voting securities of the Company or the sale of all or substantially all of the assets of the Company, (c) any single Stockholder becoming the owner of all the Common Stock, or (d) the tenth anniversary hereof.

  Section 9.2  Assignment.  Except for the transfers permitted by Sections 2.1
               ----------
through 2.4, this Agreement shall not be assigned by the Company or any Stockholder by operation of law or otherwise without the prior written consent of the other parties; provided, however, that the transfers permitted by
                      --------  -------
Sections 2.1 through 2.4 shall not be precluded by this Section 9.2.

  Section 9.3  Specific Performance, Etc.  The Company and each Stockholder, in
               -------------------------
addition to being entitled to exercise all rights provided herein, in the Company's Restated Certificate of Incorporation, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Stockholder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

  Section 9.4  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal law of the State of Delaware without giving effect to the conflict of laws provisions thereof.

  Section 9.5  Interpretation.  The headings of the sections contained in this
               --------------
Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement. The words "herein," "hereunder" and words of similar import shall be deemed to refer to this Agreement as a whole and not to individual paragraphs, subparagraphs, sections or subsections hereof.

  Section 9.6  Notices.  Any notice or other communication required or permitted
               -------
hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, or by overnight delivery service. Any such notice shall be deemed given when so delivered personally, sent by facsimile transmission or overnight mail or, if mailed, three (3) business days after the date of deposit in the United States mail, by certified mail return receipt requested, as follows:

        (a)    If to the Company to:

               SVT, Inc.
               59 John Street, 3/rd/ Floor
               New York, New York  10038
               Attention: Sanjay Sethi
               Telecopy:  (212) 571-3588

               with a copy (which shall not constitute notice) to:

               Sidley Austin Brown & Wood LLP
               1666 K Street, N.W.
               Washington, D.C. 20006
               Attention: John K. Hughes
               Telecopy:  (202) 533-1399

        (b)    If to any Stockholder, to the address indicated on Annex A.
                                                                  -------

  Any party may change its address for notice by written notice to the other parties in accordance with this provision.

  Section 9.7  Inspection and Compliance With Law.  Copies of this Agreement
               ----------------------------------
will be available for inspection or copying by any Stockholder at the offices of the Company through the Secretary of the Company.

  Section 9.8  Amendments and Waivers.  This Agreement may not be amended, and
               ----------------------
no provision hereof may be waived, orally. This Agreement may be amended, and the taking of any act required hereunder may be waived, by the prior written consent of the Company and Stockholders holding 80% or more of the shares of Common Stock held by all Stockholders at the time; provided, however, that any
                                                   --------  -------
amendment or waiver of this Section 9.8 shall require the prior written consent of the Company and each Stockholder at the time such amendment or waiver is sought. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

  Section 9.9  Transfer Void.  Any Transfer of any security of the Company in
               -------------
violation of the terms of this Agreement shall be null and void and the Company covenants and agrees that it will not register or otherwise recognize a Transfer (whether for the purposes of shareholder voting or in connection with the distribution of dividends or other corporate assets, or for any other purpose) of any Company Securities that it has reason to believe was effected in violation of this Agreement.

  Section 9.10 Attorneys' Fees.  In any action or proceeding brought to enforce
               ---------------
any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

  Section 9.11 Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

  Section 9.12 Binding Effect; No Third Party Beneficiaries.  This Agreement
               --------------------------------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assignees, legal representatives and heirs. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The administrator, executor or legal representative of any deceased, juvenile or incapacitated Stockholder shall have the right to execute and deliver all documents and perform all acts necessary to exercise and perform the rights and obligations of such Stockholder under the terms of this Agreement.

  Section 9.13 Confidentiality. Each of the Stockholders hereby agrees that he,
               ---------------
she or it shall hold in confidence all financial, business and other confidential information that he, she or it obtains from the Company (excluding information which is a matter of general public data or knowledge which has heretofore been or is hereafter published for public distribution or filed with any Governmental Authority, in each case other than in violation of this Section 9.13), and will not disclose such information to others without the prior written consent of the Company, except as may be required by law and then only after having notified the Company of the planned disclosure.

  Section 9.14 Entire Agreement.  This Agreement constitutes the entire
               ----------------
Agreement between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

  Section 9.15 Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts each of which shall be deemed to be an original and all of which when taken together shall be deemed to constitute one and the same agreement.

  Section 9.16 No Other Agreements.  Each Stockholder represents that it has
               -------------------
not granted and is not a party to any proxy, voting, voting trust, or other agreement that is inconsistent with or in any way conflicts with the provisions of this Agreement, and no holder of Securities shall grant any proxy or become party to any such other agreement that is inconsistent with or conflicts with the provisions of this Agreement.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              SWWT, INC.


                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________

                              SANJAY SETHI


                              ______________________________
                              Sanjay Sethi

                              AMIT SARKAR


                              ______________________________
                              Amit Sarkar

                              RAJ JANARTHANAN


                              ______________________________
                              Raj Janarthanan

                              OSCAR CAPITAL MANAGEMENT

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________

                              ANDREW K. BOSZHARDT, JR

                              ______________________________
                              Andrew K Boszhardt, Jr.


                              ANTHONY SCARAMUCCI

                              ______________________________
                              Anthony Scaramucci


                              EAST RIVER VENTURES II, LP

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________


                              ERV ASSOCIATES II, LLC

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________


                              CJM ASSOCIATES, LLC

                              ______________________________
                              John Schneider


                              STRIPED MARLIN INVESTMENTS, LLC

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________

                              VAN EYCK PARTNERS, LLC

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________


                              MSD PORTFOLIO L.P. - INVESTMENTS

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________

                              AUSTIN I LLC

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________


                              VBM EQUITIES - TIME WARNER

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________


                              HUIZENGA INVESTMENTS
                                LIMITED PARTNERS

                              By: __________________________
                                  Name:  ___________________
                                  Title:  __________________


                              MCG-SVT, LLC

                              ______________________________
                              Vincent A. Wasik

                                    ANNEX A
                                    -------

Name/Address
------------

(a)  Sanjay Sethi

     Amit Sarkar

     Raj Janarthanan

     SVT, Inc.

     59 John Street_________________________

     3/rd/. Floor

     New York, NY 10038_________________________

     Attention:  Sanjay Sethi_______________
     Telecopy: (212) 571-3588____

(b)  Oscar Capital Management LLC


     Address
     666 Fifth Ave.________________________
     34/th/. Floor________________________
     New York, NY 10103________________________
     Attention: Anthony Scaramucci_______________
     Telecopy: (212) 484-1000

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy:   (   ) ___-__

(c)  Andrew K. Boszhardt, Jr.

     Address
     Oscar Capital Management
     666 Fifth Ave.________________________
     34/th/. Floor________________________
     New York, NY 10103________________________
     Attention:  Andrew Boszhardt, Jr._______________
     Telecopy: (212) 484-1000

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(d)  Anthony Scaramucci

     Address
     Oscar Capital Management
     666 Fifth Ave.________________________
     34/th/. Floor________________________
     New York, NY 10103________________________
     Attention:  Anthony Scaramucci_______________
     Telecopy: (212) 484-1000

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________

     Telecopy: (   ) ___-____

(e)  East River Ventures II, LP

     Address
     East River Ventures
     645 Madison Ave.________________________
     22/nd/. Floor________________________
     New York, NY 10022________________________
     Attention:  Walter Carozza_______________
     Telecopy: (212) 644-5498____

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(f)  ERV Associates II, LLC

     Address
     East River Ventures
     645 Madison Ave.________________________
     22/nd/. Floor________________________
     New York, NY 10022________________________
     Attention:  Walter Carozza_______________
     Telecopy: (212) 644-5498________________________

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(g)  CJM Associates, LLC

     Address
     New Economy Group, LLC________________________
     One Morningside Drive North________________________
     Suite 200
     Westport, CT 06880 ________________________
     Attention:  Vincent Wasik_______________
     Telecopy: (203) 226-8011
     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(h)  Striped Marlin Investments, LLC

     Address
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(i)  Van Eyck Partners, LLC

     Address
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(j)  MSD Portfolio L.P. - Investments

     Address

     MSD Capital, LP
     780 Third Avenue__________
     43/rd/. Floor
     New York, NY 10017-2024 ________________________
     ________________________

     Attention:  ____________
     Telecopy: (   ) ___-____

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(k)  Austin I LLC

     Address
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(l)  VBM Equities - Time Warner

     Address
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(m)  Huizenga Investments Limited Partners

     Address
     ________________________
     ________________________
     ________________________

     Attention:  _______________
     Telecopy: (   ) ___-____

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

(n)  MCG-SVT, LLC

     Address
     New Economy Group, LLC________________________
     One Morningside Drive North________________________
     Suite 200
     Westport, CT 06880 ________________________
     Attention:  Vincent Wasik_______________
     Telecopy: (203) 226-8011

     with a copy (which shall not constitute notice) to:
     ________________________
     ________________________
     ________________________
     Attention:  ____________
     Telecopy: (   ) ___-____

                                                                   Schedule A to
                                                          Stockholders Agreement
                               JOINDER AGREEMENT
                               -----------------

     JOINDER AGREEMENT, dated the date set forth below, by the transferee named below (the "Transferee") of certain securities described below of SWWT, Inc., a
            ----------
Delaware corporation (the "Company").
                           -------

          (A) Reference is made to that certain Stockholders Agreement, dated as of ________ ____, 2001 (the "Stockholders Agreement"), among the Company
                                  ----------------------
     and certain of its stockholders. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Stockholders Agreement.

          (B) Section 7.1(b) of the Stockholders Agreement requires that certain transferees of Company Securities execute and deliver to the Company a Joinder Agreement substantially in the form hereof as a condition to the transfer of such Company Securities by an Stockholder to such transferees.

          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Transferee agrees that:

          (C) The undersigned is a transferee of Company Securities transferred by the Stockholder named below in accordance with the terms of the Stockholders Agreement and acknowledges receipt of a copy of the Stockholder Agreement.

          (D) The undersigned accepts the transfer of Company Securities described herein, makes the representations, warranties and covenants made by Stockholders in the Stockholders Agreement and agrees to be a Stockholder for all purposes of the Stockholders Agreement with respect to such Company Securities, entitled to the rights and benefits and subject to the duties and obligations of a Stockholder thereunder, as fully as if the undersigned had been an original signatory thereto in such capacity.

     IN WITNESS WHEREOF, the Transferee has signed this Joinder Agreement on the date set forth below

                                        [TRANSFEREE]
Date:  ___________ __, 200_             _________________________________

                                        Description of transferred securities
                                        and name of transferor:
                                        _________________________________
                                        _________________________________
                                        _________________________________
                                        _________________________________

                                                                     Appendix E
                                                                     ----------

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                   SWWT, INC.

                                     and the

                     INITIAL SECURITIES HOLDERS PARTY HERET0

                          Dated as of __________, 2001

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of
                                                   ---------
____ __, 2001 and is by and among SWWT, INC., a Delaware corporation (the "Company"), and the parties identified in Schedule A hereto (the "Initial
 -------                                                          -------
Securities Holders").
------------------

         WHEREAS, the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("E-Newco") and SanVision Technology
                                         -------
Inc., a New Jersey corporation ("SVT"), have entered into that certain Amended
                                 ---
and Restated Agreement and Plan of Merger, dated as of October 24, 2001 (the "Merger Agreement"), pursuant to which E-Newco is being merged with and into
 ----------------
SVT, with SVT being the surviving entity and a wholly-owned subsidiary of the Company (the "Merger");
              ------

         WHEREAS, in the Merger, the Company is changing its name to "SVT Inc.";

WHEREAS, the transactions contemplated by the Merger Agreement are to be consummated at the closing ( the "Closing");
                                  -------

         WHEREAS, the Company and SVT have agreed that entering into this Agreement is a condition precedent to consummating the Merger;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINITIONS.
                                       -----------

1.1      Defined Terms. (a) As used in this Agreement, the following terms shall
         -------------
have the following meanings:

         "Agreement" shall mean this Registration Rights Agreement, as it may be
          ---------
amended, supplemented or otherwise modified from time to time.

         "Closing" shall have the meaning assigned to such term in the Recitals.
          -------

         "Commission" shall mean the United States Securities and Exchange
          ----------
Commission or any successor thereto.

         "Common Stock" shall mean common stock of the Company, par value $.001
          ------------
per share, and shall also include (a) any securities issued as a dividend or distribution on such shares of Common Stock, and (b) any securities into which such Common Stock is converted in any merger, consolidation, reclassification, exchange transaction or any such similar transaction.

         "Company" shall have the meaning assigned to such term in the Preamble.
          -------

         "Company Public Sale Event" shall mean any sale by the Company of
          -------------------------
Common Stock for its own account or any sale of Common Stock for the account of third parties in an underwritten transaction, in each case as contemplated by subsection 3.1 pursuant to an effective

Registration Statement filed by the Company, filed on Form S-1 or any other form for the general registration of securities with the Commission (other than a Registration Statement filed by the Company on either Form S-4 or Form S-8 or any registration in connection with a standby underwriting in connection with the redemption of outstanding convertible securities).

         "Company Sale Notice" shall means a written notice pursuant to
          -------------------
subsection 3.1 from the Company to each Securities Holder stating that the Company proposes to effect a Company Public Sale Event and which sets forth (i) the expected maximum and minimum number of shares of Common Stock proposed to be offered and sold, (ii) the lead managing underwriter, if applicable or selected and (iii) the proposed method of distribution and the expected timing of the offering.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
amended, and any rules and regulations promulgated thereunder, and any successor federal statute, rules or regulations.

         "Form S-1" shall mean such form of registration statement under the
          --------
Securities Act as in effect on the date hereof or any successor form thereto.

         "Form S-3" shall mean such form of registration statement under the
          --------
Securities Act as in effect on the date hereof or any successor form thereto.

         "Form S-4" shall mean such form of registration statement under the
          --------
Securities Act as in effect on the date hereof or any successor form thereto.

         "Form S-8" shall mean such form of registration statement under the
          --------
Securities Act as in effect on the date hereof or any successor form thereto.

         "Initial Shares" shall mean the shares of Common Stock held by the
          --------------
Initial Securities Holders on the date hereof, representing in the aggregate shares of Common Stock.

         "Initial Securities Holder" shall have the meaning assigned to such
          -------------------------
term in the Preamble.

         "Losses" shall have the meaning given thereto in Section 5.7(a)(i).
          ------

         "NASD" shall mean the National Association of Securities Dealers, Inc.
          ----
or any successor thereto.

         "Person" shall mean an individual, partnership, corporation, limited
          ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Piggybacking Securities Holders" shall mean Securities Holders selling
          -------------------------------
Registrable Common in connection with a Company Public Sale Event pursuant to subsection 3.3.

         "Preliminary Prospectus" shall mean each preliminary prospectus
          ----------------------
included in a Registration Statement or in any amendment thereto prior to the date on which such Registration

Statement is declared effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act.

         "Prospectus" shall mean each prospectus included in a Registration
          ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in accordance with Rule 430A), together with any supplement thereto, and any material incorporated by reference into such Prospectus, all as filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Securities Act.

         "Purchase Agreement" shall mean any written agreement entered into by
          ------------------
any Securities Holder providing for the sale of Registrable Common in the manner contemplated by a related Registration Statement, including the sale thereof to an underwriter for an offering to the public.

         "Registrable Common" shall mean the Initial Shares and any other
          ------------------
securities issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Initial Shares; provided, however, that
                                                       --------  -------
any such Registrable Common shall cease to be Registrable Common when (i) a Registration Statement with respect to the sale of such Registrable Common has been declared effective under the Securities Act and such securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such shares are disposed of pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such Registrable Common shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and they may be resold without subsequent registration or qualification under the Securities Act or any state securities laws then in force, or (iv) such securities shall cease to be outstanding; provided, however, that any securities that have ceased to be
             --------- -------
Registrable Common cannot thereafter become Registrable Common, and any security that is issued or distributed in respect to securities that have ceased to be Registrable Common shall not be Registrable Common.

         "Registration" shall mean a registration of securities pursuant to the
          ------------
Securities Act.

         "Registration Statement" shall mean any registration statement
          ----------------------
(including the Preliminary, the Prospectus, any amendments (including any post-effective amendments) thereof, any supplements and all exhibits thereto and any documents incorporated therein by reference pursuant to the rules and regulations of the Commission), filed by the Company with the Commission under the Securities Act in connection with a Company Public Sale Event.

         "Responsible Officer" shall mean, as to the Company, the chief
          -------------------
executive officer, the president, the chief financial officer or any executive or senior vice president of the Company.

         "Rule 144" shall mean Rule 144 promulgated by the Commission under the
          --------
Securities Act, or any successor to such Rule.

         "Rule 415" shall mean Rule 415 promulgated by the Commission under the
          --------
Securities Act, or any successor to such Rule.

         "Rule 424" shall mean Rule 424 promulgated by the Commission under the
          --------
Securities Act, or any successor to such Rule.

         "Rule 430A" shall mean Rule 430A promulgated by the Commission under
          ---------
the Securities Act, or any successor to such Rule.

         "Sale Event" shall mean any sale by the Company of Common Stock
          ----------
pursuant to a Company Public Sale Event or any sale by any Securities Holder of Registrable Common participating in such Company Public Sale Event pursuant to
Section 3.3.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and
          --------------
any rules and regulations promulgated thereunder and, any successor federal statutes, rules or regulations.

         "Securities Holder" or "Securities Holders" shall mean the Initial
          -----------------      ------------------
Securities Holders, their successors and any transferee thereof to whom the rights and obligations of a Securities Holder are transferred pursuant to subsection 5.8.

         "Securities Holders' Counsel" shall mean the law firm appointed by
          ---------------------------
Securities Holders owning a majority of the Registrable Common held by Securities Holders at the time of such appointment representing all of the Securities Holders with respect to a proposed offering under this Agreement, at the expense of the Company.

         "Shelf Registration Statement" shall have the meaning assigned to such
          ----------------------------
term in subsection 2.1.

         "Termination Date" shall mean the later of the respective dates on
          ----------------
which the Company has no further obligation under the terms of this Agreement to file or keep effective the Registration Statement or the Shelf Registration Statement.

                  (b) The words "hereof, "herein' and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, references to sections, subsections, schedules and exhibits are references to such in this Agreement.

                        SECTION 2. SHELF REGISTRATION.
                                   ------------------

2.1       Shelf Registration. The Company agrees that, as promptly as practical
          ------------------
after the date hereof, and in any event no later than 90 days after the date hereof, the Company shall use its reasonable best efforts to prepare and file with the Commission a "shelf" Registration Statement on Form S-1 or Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor rule) (the "Shelf Registration Statement") covering all of the
                      ----------------------------
Registrable Common outstanding on the date of such filing. The Company will use its reasonable best efforts to have such Shelf Registration Statement declared effective by the Commission on or as soon as practicable after the date hereof. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the earlier of (A) the date the Securities Holders can sell all their shares of the Registrable Common without any restrictions under Rule 144 and (B) the date on which no Registrable Common remains outstanding. The Company shall furnish to Securities Holders' Counsel, before filing, copies of the Shelf

Registration Statement, Prospectus and any amendments or supplements thereto proposed to be filed by the Company with the Commission.

2.2       Amendments to Registration Statement and Prospectus. The Company will
          ---------------------------------------------------
use its reasonable best efforts to keep the Securities Holders informed of the occurrence of any of the events set forth in Section 5.3(c)(ii), 5.3(c)(iii) or 5.3(c)(v). Upon the occurrence of any such events, the Securities Holders shall cease all offers and sales of Registrable Common pursuant to the Shelf Registration Statement until such time as, in the case of the events set forth in Section 5.3(c)(ii), 5.3(c)(iii) or 5.3(c)(v), the Registration Statement or Prospectus is amended or supplemented or the Company has made such other required filing in accordance with the next succeeding sentence and, in the case of the event set forth in Section 5.3(c)(iii), such stop order has been withdrawn. The Company shall, subject to permitted "black-out" periods, upon the happening of any event of the nature described in subsection 5.3(c)(ii), 5.3(c)(iii) or 5.3(c)(v), as expeditiously as reasonably possible, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required documents and deliver copies thereof to each Securities Holder so that, as thereafter delivered to the purchasers of the Registrable Common being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or make the statements therein, in light of the circumstances under which they were made, not misleading.

2.3       Stop Orders. In the event of the issuance of any stop order suspending
          -----------
the effectiveness of such Registration Statement or of any order suspending or preventing the use of any related Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal at the earliest possible time.

2.4       Listing of Registrable Common. The Company will use its reasonable
          -----------------------------
best efforts to cause the Registrable Common covered by the Shelf Registration Statement to, upon the sale of such Registrable Common pursuant to such Shelf Registration Statement, be listed on each national securities exchange in the United States on which the Common Stock is then listed or quoted on each inter-dealer quotation system on which the Common Stock is then quoted.

2.5       Transfer Agent and Registrar. The Company will ensure that there are
          ----------------------------
at all times a transfer agent and registrar (which may be the same entity) for the Registrable Common covered by the Shelf Registration Statement from and after the effective date of such Shelf Registration Statement.

2.6       Facilitate Issuances Pursuant to Shelf Registration Statement. The
          -------------------------------------------------------------
Company will cooperate with the selling Securities Holders of Registrable Common to facilitate the timely issuance and delivery to any purchaser which any Securities Holder may sell Registrable Common pursuant to the Shelf Registration Statement, certificates evidencing shares of the Registrable Common not bearing any restrictive legends and in such denominations and registered in such names as such selling Securities Holder may request.

2.7       Other Obligations of the Company. (a) The Company shall provide, upon
          --------------------------------
request, to any Securities Holder and to any attorney, accountant or other agent retained by such Securities Holder, reasonable access to appropriate officers and directors of the Company, its independent auditors and counsel to ask questions and to obtain information (including any financial and other records and pertinent corporate documents) reasonably requested by any such Securities Holder, attorney, accountant or other agent in connection with the Shelf Registration Statement or any amendment thereto; provided, however, that (i) in connection with any such access or request, any
--------  -------
such requesting Persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such requesting Persons, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act).

         (b) The Company shall furnish at the Company's expense to the Securities Holders and to any attorney, accountant or other agent retained by such Securities Holders such number of copies of any Registration Statement and Prospectus, including any Preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the shares of Registrable Common owned by them.

         (c) The Company shall use its reasonable best efforts to register and qualify the securities covered by such Shelf Registration Statement (to the extent exemptions are not available) under the securities or "Blue Sky" laws of such other jurisdictions as shall be reasonably requested by the Securities Holders and to keep each such registration or qualification effective during the period required for the sale of Registrable Common to be consummated; provided,
                                                                      --------
that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction in which it has not already done so.

                        SECTION 3. COMPANY SALE EVENTS.
                                   -------------------

3.1       Determination. The Company may at any time effect a Company Public
          -------------
Sale Event pursuant to a Registration Statement filed by the Company if the Company gives each Securities Holder a Company Sale Notice, provided that such Company Sale Notice is given not less than 21 days prior to the initial filing of the related Registration Statement. The obligation of the Company to give to each Securities Holder a Company Sale Notice and to permit piggyback registration rights to such Securities Holders with respect to Registrable Common in connection with Company Sale Events in accordance with this Section 3 shall terminate on the earlier of (A) the date the Securities Holders can sell all their shares of the Registrable Common without any restrictions under Rule 144 and (B) the date on which no Registrable Common remains outstanding.

3.2       Notice. The Company Sale Notice shall offer the Securities Holders the
          ------
opportunity to participate in such offering subject to Section 3.3(b) below.

3.3       Piggyback Rights of Securities Holders. (a) If the Company shall have
          --------------------------------------
delivered a Company Sale Notice, Securities Holders shall be entitled to participate on the same terms and conditions as the Company and/or such third parties in the Company Public Sale Event to which such Company Sale Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this subsection 3.3. Each Securities Holder desiring to participate in such offering shall notify the Company no later than ten (10) days following receipt of a Company Sale Notice of the aggregate number of shares of Registrable Common that such Securities Holder then desires to sell in the offering.

                  (b) Each Securities Holder desiring to participate in a Company Public Sale Event may include shares of Registrable Common in any Registration Statement relating to a Company Public Sale Event to the extent that the inclusion of such shares shall not reduce the number of shares of Common Stock to be offered and sold by the Company and/or such third parties to be included therein. If the lead managing underwriter selected by the Company for a Company Public Sale Event advises the Company in writing (with a copy to each Securities Holder) that, in its opinion, the total number of shares of Common Stock to be sold by the Company and/or such third parties together with the shares of Registrable Common which such holders intend to include in such offering would reasonably be expected to materially adversely affect the price or distribution of the Common Stock offered in such Company Public Sale Event or the timing thereof, then there shall be included in the offering only that number of shares of Registrable Common, if any, that such lead managing underwriter reasonably and in good faith believes will not materially adversely affect the price or distribution of the Common Stock to be sold in such Company Public Sale Event; provided that if the lead managing underwriter determines
                   --------
that such factors require a limitation on the number of shares of Registrable Common to be offered and sold as aforesaid and so notifies the Company in writing, the number of shares of Registrable Common to be offered and sold by Securities Holders desiring to participate in the Company Public Sale Event, shall be allocated among those Securities Holders desiring to participate in such Company Public Sale Event on a pro rata basis based on their holdings of
                                    --------
Registrable Common. If any Securities Holder does not request inclusion of the maximum number of shares of Registrable Common allocated to it pursuant to the above-described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the shares of Registrable Common which may be included in the underwriting have been so allocated.

3.4       Discretion of the Company. In connection with any Company Public Sale
          -------------------------
Event, subject to the provisions of this Agreement, the Company, in its sole discretion, shall determine whether (a) to proceed with, withdraw from or terminate such Company Public Sale Event, (b) to enter into a purchase agreement or underwriting agreement for such Company Public Sale Event, and (c) to take such actions as may be necessary to close the sale of Common Stock contemplated by such offering, including, without limitation, waiving any conditions to closing such sale which have not been fulfilled.

                         SECTION 4. BLACK-OUT PERIODS.
                                    -----------------

4.1       Black-Out Periods for Securities Holders. (a) No Securities Holder
          ----------------------------------------
shall offer to sell or sell any shares of Registrable Common pursuant to the Shelf Registration Statement during the 60-day period immediately following the effective date of any Registration Statement filed by the Company in respect of a Company Public Sale Event.

                  (b) No Securities Holder shall offer to sell or sell any shares of Registrable Common pursuant to the Shelf Registration Statement, and the Company shall not be required to supplement or amend the Shelf Registration Statement or otherwise facilitate the sale of Registrable Common pursuant thereto, during the 90-day period (or such lesser number of days until the Company makes its next required filing under the Exchange Act) immediately following the receipt by each Securities Holder of a certificate of an authorized officer of the Company to the effect that the Board of Directors of the Company has determined in good faith that such offer, sale, supplement or amendment is likely to (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interest of the Company or its stockholders. Any period described in subsection 4.l(a) or 4.l(b) during which Securities Holders are not able to sell shares of Registrable Common pursuant to the Shelf Registration Statement is herein referred to as a "black-out" period. The Company shall notify each Securities Holder of the expiration or earlier termination of any "black-out" period (the nature and pendency of which need not be disclosed during such "black-out" period).

                  (c) The provisions of Section 4.1(a) and 4.1(b) notwithstanding, (i) no black-out period shall commence on a date which is less than 20 days later than the date of the termination of the then most recent black-out period, and (ii) there shall be no more than two black-out periods during any consecutive 12 month period.

                  (d) The period during which the Company is required pursuant to subsection 2.l to keep the Shelf Registration Statement continuously effective shall be extended by a number of days equal to the number of days, if any, of any "black-out" period applicable to Securities Holders pursuant to this subsection 4.1 occurring during such period, plus a number of days equal to the number of days during such period, if any, of any period during which the Securities Holders are unable to sell any shares of Registrable Common pursuant to the Shelf Registration Statement as a result of the happening of any event of the nature described in subsections 5.3(c)(ii), 5.3(c)(iii) or 5.3(c)(v).

                  SECTION 5. AGREEMENTS CONCERNING OFFERINGS.
                             -------------------------------

5.1       Obligations of Securities Holders. (a) Each Securities Holder shall,
          ---------------------------------
upon the reasonable request of the Company, advise the Company of the number of shares of Registrable Common then held or beneficially owned by it.

                  (b) It shall be a condition precedent to the obligations of the Company to effect a Registration of any shares of Registrable Common for any Securities Holder that such Securities Holder shall have furnished to the Company a complete Securities Holder's Questionnaire requesting such information regarding such Securities Holder or the Registrable Common held by such Securities Holder and the intended method of disposition of such securities as shall be required by law, the Commission or the NASD, and any other information relating to such Registration reasonably required by the Company.

5.2       Obligations of the Company. Whenever required under this Agreement to
          --------------------------
proceed with a Registration of any Registrable Common pursuant to Section 3 hereof, the Company shall, subject to the terms and conditions of this Agreement, use its reasonable best efforts to proceed as expeditiously as reasonably possible to:

                  (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Common and use its reasonable best efforts to cause such Registration Statement to become effective; provided,
                                                                  --------
however, that before filing a Registration Statement or Prospectus or any
-------
amendments or supplements thereto, the Company will furnish to the Securities Holders covered by such Registration Statement and to Securities Holders' Counsel copies of any such Registration Statement or Prospectus proposed to be filed.

                  (b) Prepare and file with the Commission such amendments (including post-effective amendments) to such Registration Statement and supplements to the related Prospectus used in connection with such Registration Statement, and otherwise use its reasonable best efforts, to the end that such Registration Statement reflects the plan of distribution of the securities registered thereunder that is included in the relevant Company Sale Notice and is effective until the completion of the distribution contemplated by such Registration Statement or so long thereafter as a broker or dealer is required by law to deliver a Prospectus in connection with the offer and sale of the shares of Registrable Common covered by such Registration Statement and/or as shall be necessary so that neither such Registration Statement nor the related Prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such Registration Statement and the related Prospectus will otherwise comply with all applicable legal and regulatory requirements. The Company shall not be deemed to have effected a Registration for any purpose under this Agreement unless and until such Registration Statement is declared effective by the Commission.

                  (c) Provide to any Securities Holder requesting to include Registrable Common in such Registration Statement and any managing underwriter(s) participating in any distribution thereof and to any attorney, accountant or other agent retained by such Securities Holder or managing underwriter(s), reasonable access to appropriate officers and directors of the Company, its independent auditors and counsel to ask questions and to obtain information (including any financial and other records and pertinent corporate documents) reasonably requested by any such Securities Holder, managing underwriter(s), attorney, accountant or other agent in connection with such Registration Statement or any amendment thereto; provided, however, that (i) in
                                                 --------  -------
connection with any such access or request, any such requesting Persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such requesting Persons, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act).

                  (d) Furnish at the Company's expense to the participating Securities Holders and any managing underwriter(s) and to any attorney, accountant or other agent retained by such Securities Holders or managing underwriter(s), such number of copies of any Registration

Statement and Prospectus, including any Preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the shares of Registrable Common owned by them.

                  (e) Prior to any Company Public Sale Event, use its reasonable best efforts to register and qualify the securities covered by such Registration Statement (to the extent exemptions are not available) under securities or "Blue Sky" laws of such other jurisdictions as shall be reasonably requested by the Securities Holders or the managing underwriter(s) and to keep each such registration or qualification effective during the period required for such Company Public Sale Event to be consummated; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so.

                  (f) In connection with a Company Public Sale Event, enter into and perform its obligations under a Purchase Agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriters of such underwritten offering; provided, however, that each
                                            --------  -------
Securities Holder participating in such Company Public Sale Event shall also enter into and perform its obligations under such Purchase Agreement so long as such obligations are usual and customary obligations of selling stockholders in a registered public offering.

                  (g) Use its reasonable best efforts to cause the Registrable Common covered by the Registration Statement to be listed on each national securities exchange in the United States on which the Common Stock is then listed or quoted on each inter-dealer quotation system on which the Common Stock is then quoted.

                  (h) Ensure that there are at all times a transfer agent and registrar (which may be the same entity) for the Registrable Common covered by the Registration Statement from and after the effective date of such Registration Statement.

                  (i) Cooperate with the selling Securities Holders of Registrable Common and any managing underwriters to facilitate the timely issuance and delivery to any underwriters to which any Securities Holder may sell Registrable Common in such offering, certificates evidencing shares of the Registrable Common not bearing any restrictive legends and in such denominations and registered in such names as the managing underwriters may request.

                  (j) Facilitate the distribution and sale of any shares of Registrable Common to be offered pursuant to this Agreement, including, without limitation, by making road show presentations, holding meetings with potential investors and taking such other reasonable actions as shall be requested by the Securities Holders holding a majority of the shares of Registrable Common covered by a Registration Statement or the lead managing underwriter of an underwritten offering; provided that the Company receives reasonable notice of such requested actions by any of the Securities Holders and the lead managing underwriter.

5.3       Agreements Related to Offerings. Subject to the terms and conditions
          -------------------------------
hereof, in connection with the Registration Statement covering any Company Public Sale Event, as applicable:

                  (a) The Company and each Securities Holder will cooperate with the underwriters for any offering of Registrable Common proposed to be sold pursuant to a Registration Statement, and will, unless the parties to the Purchase Agreement otherwise agree, use its reasonable best efforts to enter into a Purchase Agreement not inconsistent with the terms and conditions of this Agreement and containing such other terms and conditions of a type and form reasonable and customary for companies of similar size and credit rating (including, but not limited to, such provisions for indemnification and contribution and for the delivery of a "comfort letter" and legal opinion as are customary), and use its reasonable best efforts to take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such shares of Registrable Common in the manner contemplated by such Registration Statement in each case to the same extent as if all the shares of Registrable Common then being offered were for the account of the Company.

                  (b) Neither such Registration Statement nor any amendment or supplement thereto will be filed by the Company until Securities Holders' Counsel shall have had a reasonable opportunity to review the same and to exercise its rights under subsection 5.2(c) with respect thereto. No amendment to such Registration Statement naming any Securities Holder as a selling security holder shall be filed with the Commission until such Securities Holder shall have had a reasonable opportunity to review such Registration Statement as originally filed. Neither such Registration Statement nor any related Prospectus or any amendment or supplement thereto shall be filed by the Company with the Commission which shall be disapproved (for reasonable cause) by the managing underwriters named therein or Securities Holders' Counsel within a reasonable period after notice thereof.

                  (c) The Company will use its reasonable efforts to keep the Securities Holders informed of the Company's best estimate of the earliest date on which such Registration Statement or any post-effective amendment thereto will become effective and will notify each Securities Holder, Securities Holders' Counsel and the managing underwriter(s), if any, participating in the distribution pursuant to such Registration Statement promptly (i) when such Registration Statement or any post-effective amendment to such Registration Statement is filed or becomes effective, (ii) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related Prospectus, or any other information request by any other governmental agency directly relating to the offering, and promptly deliver to each Securities Holder participating in the offering and the managing underwriter(s), if any, copies of all correspondence between the Commission or any such governmental agency or self-regulatory body and all written memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement or proposed sale of shares, to the extent not covered by attorney-client privilege or constituting attorney work product, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related Prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose, (v) of any determination by the Company that an event has occurred (the nature and pendency of which need not be disclosed during a `black-out period' pursuant to subsection 4.1(b)) which makes untrue any statement of a material fact made in such Registration Statement or any related Prospectus or which requires the making of a change in such Registration Statement or any related Prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of the completion of the distribution contemplated by such Registration Statement, and (vii) if at any time the representations and warranties of the Company under
Section 6 cease to be true and correct in all material respects.

                  (d) In the event of the issuance of any stop order suspending the effectiveness of such Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts to obtain its withdrawal at the earliest possible time.

                  (e) The Company agrees to otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Securities Holders, as soon as reasonably practicable, but not later than fifteen months after the effective date of such Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act.

                  (f) The Company shall, subject to permitted "black-out" periods, upon the happening of any event of the nature described in subsection 5.3(c)(ii), 5.3(c)(iii) or 5.3(c)(v), as expeditiously as reasonably possible, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required documents and deliver a copy thereof to each Securities Holder so that, as thereafter delivered to the purchasers of the Registrable Common being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or make the statements therein, in light of the circumstances under which they were made, not misleading.

5.4       Certain Expenses. The Company shall pay all fees, disbursements and
          ----------------
expenses in connection with any Shelf Registration Statement and Registration Statement and the performance of its obligations hereunder, including, without limitation, to the extent applicable, all registration and filing fees, printing, messenger and delivery expenses, fees of the Company's auditors, listing fees, registrar and transfer agents' fees, reasonable fees and disbursements of Securities Holders' Counsel in connection with the registration but not the disposition of the Registrable Common (provided that the Company
                                                   --------
shall have no obligation to reimburse the fees and disbursements of any other counsel to any Securities Holder), fees and disbursements for counsel for the Company, fees and expenses (including reasonable fees and disbursements of counsel) of complying with applicable state securities or "Blue Sky" laws and the fees of the NASD in connection with its review of any offering contemplated in any such registration statement, but not including underwriting discounts and commissions or brokerage commissions on any shares of Registrable Common sold in any such offering.

5.5      Reports Under the Exchange Act. (a) From the date hereof to the
         ------------------------------
Termination Date, the Company agrees to:


                   (i) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act or the Exchange Act; and

                   (ii) furnish to any Securities Holder, forthwith upon request (A) a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in connection with any Securities Holder availing itself of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such rule or regulation.

               (b) if any Securities Holder is required to file a Form 144 with respect to any sale of shares of Registrable Common, such Securities Holder shall promptly deliver to the Company a copy of such completed Form 144 filed with the Commission.

5.6       Limitations on Subsequent Registration Rights. From the date hereof to
          ---------------------------------------------
the Termination Date, the Company shall not, without the prior written consent of Securities Holders owning a majority of the shares of Registrable Common held by Securities Holders at such time, enter into any agreement (other than this Agreement) which would provide any holder or prospective holder of Common Stock piggyback registration rights for such Common Stock unless the piggyback registration rights provided to the Securities Holders hereunder shall have priority in the event of any cutback.

5.7       Indemnification and Contribution. (a) In connection with (x) the Shelf
          --------------------------------
Registration Statement, subsections 5.7(a)(i), (ii) and (v), 5.7(c) and 5.5(e) hereof shall be in full force and effect upon the effective date of the Shelf Registration Statement, and (y) a Registration Statement which covers Registrable Common being sold by Piggybacking Securities Holders, provisions substantially in conformity with the following provisions shall be contained in the related Purchase Agreement unless the parties to such Purchase Agreement agree otherwise (references in such provisions to a Securities Holder or an underwriter being references to a Securities Holder or an underwriter participating in the offering covered by such Registration Statement):

                   (i) The Company agrees to indemnify and hold harmless each Securities Holder and each Person, if any, who controls such Securities Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of their respective officers, directors and employees against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof to which such Securities Holder or Persons may become subject under the Securities Act, or otherwise (collectively, "Losses"), insofar as such
                                                       ------
Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Securities

Holder or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however,
                                                            --------  -------
that the Company shall not be so liable to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (i) after the Company had made available a sufficient number of copies of the Prospectus, such Securities Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Losses or who purchased the Registrable Common the purchase of which is the basis of the action if, in either instance, such delivery by such Securities Holder is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or alleged omission; and the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Securities Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common if such delivery by such Securities Holder is required by the Securities Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such Person and shall survive the Termination Date and the transfer of Registrable Common by such holder as otherwise permitted hereby.

                   (ii) Each Securities Holder severally and not jointly agrees to indemnify and hold harmless the Company, each other Securities Holder and each Person, if any, who controls the Company or such other Securities Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which the Company, such other Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each instance to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus, or any said amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that the liability of each
                              --------  -------
Securities Holder under this subsection 5.7(a)(ii) shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holder in connection with the registration, if any, and sale); provided further that such indemnity with respect to any
                -------- -------
Preliminary Prospectus shall not inure to the benefit of any Securities Holder, the Company or other Person or Persons from whom the Person asserting any such Losses purchased shares of Common Stock if such Person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such shares of Common Stock to such Person in any case where such delivery is required by the Securities Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                   (iii) The Company will indemnify and hold harmless each underwriter and each Person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that (i) the Company shall not be
                           --------  -------
so liable to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein; and (ii) such indemnity with respect to any Preliminary prospectus shall not inure to the benefit of any underwriter (or any Person controlling such underwriter) from whom the Person asserting any such Losses purchased shares of Common Stock if such Person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such shares of Common Stock to such Person in any case where such delivery is required by the Securities Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); provided, further, that the Company shall only be
                          --------  -------
required to provide the indemnification described in this subsection 5.7(a)(iii) to an underwriter and each Person, if any, who controls such underwriter, and their respective officers, directors and employees, if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 5.7(b).

                   (iv) Each Securities Holder will severally and not jointly indemnify and hold harmless each underwriter and each Person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act or section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that
                                                     --------  -------
such Securities Holder shall only be required to provide the indemnification described in this subsection 5.7(a)(iv) to an underwriter and each Person, if any, who controls such underwriter if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 5.7(b); and provided, further, that such Securities Holder shall not be liable in any such
--------  -------
case to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (i) such underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Loss who purchased the Registrable Common which is the subject thereof where such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and such Securities Holder shall not be liable in any such case to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of such Securities Holder with copies of the Prospectus as so amended or supplemented, such underwriter thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common to the Person asserting such Loss who purchased such Registrable Common which is the subject thereof or where such delivery is required by the Securities Act, and provided, further, that the
                                                --------  -------
liability of such Securities Holder under this subsection 5.7(a)(iv) shall be limited to an amount equal to the proceeds of the sale of shares of Common Stock by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holder in connection with the registration, if any, and sale).

                  (v) Promptly after any Person entitled to indemnification under this subsection 5.7 or such Purchase Agreement receives notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to the indemnification provisions of this subsection 5.7 of such Purchase Agreement, notify the indemnifying party in writing of the claim or the commencement of such action; provided, however, that the failure or delay to so notify the
             --------  -------
indemnifying party shall not relieve it from any liability which it may have to the indemnified party hereunder unless and to the extent such failure or delay has materially prejudiced the rights of the indemnifying party and shall not, in any event, relieve it from any liability which it may have to the indemnified party other than pursuant to the indemnification provisions of this subsection 5.7 or such Purchase Agreement. If any such claim or action shall be brought against an indemnified party, and it has notified the indemnifying party thereof in accordance with the terms hereof, the indemnifying party shall be entitled to participate in the defense of such claim, or, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, upon written notice to the indemnified party of such assumption. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, (i) the indemnifying party shall not be liable to the indemnified party pursuant to the indemnification provisions hereof or of such Purchase Agreement for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, (ii) the indemnifying party shall not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed) and (iii) the indemnified party shall be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that any indemnified party hereunder shall have the
        --------  -------
right to employ separate counsel and to participate in the defense of such claim assumed by the indemnifying party, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (b) the indemnifying party shall have failed to assume the defense of such claim from the Person entitled to indemnification hereunder and failed to employ counsel within a reasonable period following such assumption, or (c) in the reasonable judgment of the indemnified party, based upon advice of its counsel, a material conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims or there may be one or more material legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of the indemnified party). Notwithstanding the foregoing, the Securities Holders (together with their respective controlling Persons and officers, directors and employees) and the underwriters (together with their respective controlling Persons and officers, directors and employees) shall, each as a separate group, have the right to employ at the expense of the Company only one separate counsel for each such group to represent such Securities Holders and such underwriters (and their respective controlling Persons and officers, directors and employees) who may be subject to liability arising out of any one action (or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances) in respect of which indemnity may be sought by such Securities Holders and underwriters against the Company pursuant to the indemnification provisions of this subsection 5.7 or such Purchase Agreement. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. All fees and expenses to be paid by the indemnifying party hereunder shall be paid a commercially reasonable time after they are billed to the indemnified party, subject to receipt of a written undertaking from the indemnified party to repay such fees and expenses if indemnity is not ultimately determined to be available to such indemnified party under this subsection 5.7.

                  (b) As a condition to agreeing in any Purchase Agreement to the indemnification provisions set forth in subsections 5.7(a)(iii) and 5.7(a)(iv) in favor of an underwriter participating in the offering covered by the related Registration Statement, its controlling Persons, if any, and their respective officers, directors and employees, the Company and the Securities Holders participating in an offering pursuant to such Registration Statement may require that such underwriter agree in the Purchase Agreement to provisions substantially in the form set forth in subsection 5.7(a)(v) and to severally indemnify and hold harmless the Company, each Securities Holder participating in such offering, each Person, if any, who controls the Company or such Securities Holder within the meaning of the Securities Act, and their respective officers, directors and employees against any Loss to which the Company, such Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement in which such underwriter is named as an underwriter, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company, such Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses in each case to the extent, but only to the extent, that any such Loss arises out of, or are based upon, an untrue statement or alleged untrue statement of a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein.

                  (c) In order to provide for just and equitable contribution between the Company and such Securities Holders in circumstances in which the indemnification provisions of this subsection 5.7 or the related Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders shall contribute to the aggregate Losses (including any investigation, legal and other fees and expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suitor proceeding or any claim as asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise, insofar as such Losses or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or any out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contributions shall be in such amounts that the portion of such Losses for which each such Securities Holder shall be responsible under this subsection 5.7(c)
shall be limited to the portion of such Losses which are directly attributable to an untrue statement of a material fact or an omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any such Securities Holders specifically for use therein, and the Company shall be responsible for the balance of such Losses; provided, however, that the
                                            --------  -------
liability of each such Securities Holder to make such contribution shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gives rise to the liability (net of all cost and expenses (including underwriting commissions and disbursements) paid or incurred in connection with the registration, if any, and sale). As among themselves, such Securities Holders agree to contribute to amounts payable by other such Securities Holders in such manner as shall, to the extent permitted by law, give effect to the provisions in subsection 5.7(a)(ii) and those provisions in the Purchase Agreement comparable to such subsection 5.7(a)(ii). The Company and such Securities Holders agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection were to be determined by pro rata allocation (other than as set forth above) of the aggregate Losses by reference to the proceeds realized by such Securities Holder in a sale pursuant to said Registration Statement or said Prospectus or by any other method of allocation which does not take account of the considerations set forth in this subsection 5.7(c). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under this subsection from any Person who was not guilty of such fraudulent misrepresentation.

                  (d) The Company and the Securities Holders participating in a Company Public Sale Event pursuant to a Registration Statement agree that, if the underwriters participating in a Company Public Sale Event are agreeable, the Purchase Agreement, if any, relating to such Registration Statement shall contain provisions to the effect that in order to provide for just and equitable contribution between such underwriters on the one hand and the Company and such Securities Holders on the other hand in circumstances in which the indemnification provisions of such Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders on the one hand and such underwriters on the other hand will contribute on the basis herein set forth to the aggregate Losses, (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or claims asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders and such underwriters) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or such underwriters or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise insofar as such Losses, arise out of, or are based upon an untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contribution shall be in such proportions as is appropriate to reflect the relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand from the offering of the shares of Common Stock covered by such offering. The relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand shall be deemed to be in the same proportion as the aggregate total net proceeds from the offering (before deducting expenses) received by the Company and such Securities Holders bear to the total underwriting discounts and commissions received by such underwriters for such offering. Notwithstanding the provisions set forth above, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under the provision set forth above from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company and the Securities Holders under the provisions of this subsection 5.7 and provisions in any Purchase Agreement substantially similar to subsections 5.7(a), 5.7(b) 5.7(c) or 5.7(d) shall survive the termination of any or all of the other provisions of this Agreement or such Purchase Agreement.

5.8       Transfer of Rights Under this Agreement; Transfers of Registrable
          -----------------------------------------------------------------
Common. (a) During the period from the date hereof to the Termination Date, the
------
rights and obligations of a Securities Holder under this Agreement may be transferred by a Securities Holder to a transferee of Registrable Common (subject to the provisos to the definitions of Registrable Common); provided
                                                                    --------
however, that, within a reasonable period of time (but in no event less than two
-------
(2) business days) prior to such transfer, (i) the transferring Securities Holders shall have furnished the Company and the other Securities Holders written notice of the name and address of such transferee and the number of shares of Registrable Common with respect to which such rights are being transferred and (ii) such transferee shall furnish the Company and the Securities Holders (other than the transferring Securities Holders) a copy of a duly executed agreement by which such transferee (A) assumes all of the obligations and liabilities of its transferor hereunder, (B) enjoys all of the rights of its transferor hereunder and (C) agrees itself to be bound hereby.

                  (b) If the stock certificates of a transferring Securities Holder bear a restrictive legend pursuant to subsection 5.9, the stock certificates of its transferee to whom the rights hereunder are being transferred shall, subject to such subsection 5.9, also bear such a restrictive legend.

                  (c) Except with respect to transfers pursuant to paragraph (a) above, and subject to the provisions of paragraph (b) above, a transferee of Registrable Common shall neither assume any liabilities or obligations nor enjoy any rights hereunder and shall not be bound by any of the terms hereof.

                  (d) Each Securities Holder hereby agrees that any transfer of shares of Registrable Common by such Securities Holder shall be made (i) in compliance with, or in a transaction exempt from, the registration requirements set forth in the Securities Act and (ii) in compliance with all other applicable laws. The Company may request, as a condition to the transfer of any Registrable Common, that the transferring Securities Holders provide the Company with (A) evidence that the proposed transferee is an "accredited investor" as deemed in

Rule 501 under the Securities Act and appropriate " private placement" representations pursuant to Section 4(2) of the Securities Act, and (B) an opinion of securities counsel reasonably satisfactory to it with regard to compliance with this subsection (d).

5.9       Restrictive Legend. Each certificate evidencing shares of Registrable
          ------------------
Common shall, unless and until such shares are sold or otherwise transferred pursuant to an effective Registration Statement or the Shelf Registration Statement under the Securities Act or unless, in the absence of such a Registration Statement or Shelf Registration Statement, the Company receives an opinion of counsel reasonably satisfactory to it that the restrictive legend set forth below may be removed without violation of applicable law (including, without limitation, the Securities Act), be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES OR SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY SIMILAR REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAW."

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                      ---------------------------------------------

In connection with each Registration Statement, the Company shall, on the respective date of effectiveness of each such Registration Statement with the Commission, certify to each Securities Holder in a certificate of a Responsible Officer of the Company to the effect that the representations and warranties set forth below are true and correct at and as of such effective date. In connection with a Company Public Sale Event in which Securities Holders participate, except as otherwise may be agreed upon by such participating Securities Holders and the Company, the Company shall represent and warrant in the Purchase Agreement relating to such Company Public Sale Event to the Securities Holders and any underwriters participating in such Sale Event as follows (except as otherwise indicated, each reference in this Section to the "Registration Statement" shall refer to the Shelf Registration Statement, or a Registration Statement in respect of any Company Public Sale Event in which Securities Holders participate, as the case may be, including all information deemed to be a part thereof, as amended, and each reference to "the Prospectus" shall refer to the related Prospectus):

                  (a) At the time of filing, the Registration Statement (i) is on a form for which the Company then qualifies, which form is available for the sale of the shares of Registrable Common in accordance with the intended method or methods of distribution thereof and which form covers the registration of at least such number of shares of Registrable Common as shall have been requested to be included therein (subject to any cutbacks determined by an underwriter pursuant to the terms of this Agreement), (ii) complies in all material respects with the applicable form and with the applicable requirements of the Securities Act and includes all financial statements and other information required by the Commission to be filed therewith, and (iii) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that the Company makes no representations or warranties as to
--------  -------
the information contained in or omitted from the Registration Statement in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation thereof or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation thereof, other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

                  (b) (i) When the Registration Statement became (in the case of a Registration Statement filed pursuant to Rule 415) or shall become effective, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act, (ii) when the Prospectus is filed in accordance with Rule 424(b), the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Securities Act, (iii) the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iv) the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no
                                --------  -------
representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto) or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto), other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

                  (c) (i) The public accountants who certified the Company's financial statements in the Registration Statement are independent certified public accountants within the meaning of the Securities Act; (ii) the historical consolidated financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and have been prepared, and present fairly the consolidated financial condition, results of operations and changes in financial condition of the Company and its consolidated subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles applied consistently throughout such periods (except as specified therein); and (iii) the historical consolidated financial data set forth in the Prospectus is derived from the accounting records of the Company and its consolidated subsidiaries, and is a fair presentation of the data purported to be shown; and the pro forma consolidated financial statements (if any), together with the related notes, forming part of the Registration Statement and the Prospectus, comply in all material respects with the requirements of Regulation S-X under the Securities Act.

     SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE SECURITIES HOLDERS.
                --------------------------------------------------------

         Each participating Securities Holder shall, in connection with a Company Public Sale Event, if required by the terms of a Purchase Agreement, if any, relating to such Company Public Sale Event, for itself severally and not jointly represent and warrant to the underwriter or underwriters and each other Securities Holder participating in such Company Public Sale Event as follows:

                  (a) Such Securities Holder has all requisite power and authority to enter into and carry out the terms of this Agreement and such Purchase Agreement and the other agreements and instruments related to such agreements to which it is a party.

                  (b) Each of this Agreement and such Purchase Agreement has been duly authorized, executed and delivered by or on behalf of such Securities Holder and constitutes the legal, valid and binding obligation of such Securities Holder, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (c) Such Securities Holder, immediately prior to any sale of shares of Registrable Common pursuant to such Purchase Agreement, will have good title to such shares of Registrable Common, free and clear of all liens, encumbrances, equities or claims (other than those created by this Agreement); and, upon payment therefor, good and valid title to such shares of Registrable Common will pass to the purchaser thereof, free and clear of any lien, charge or encumbrance created or caused by such Securities Holder.

                  (d) Such Securities Holder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or other applicable law, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Registrable Common.

                  (e) Written information furnished by or on behalf of such Securities Holder to the Company expressly for use in the Registration Statement or related Prospectus or amendment thereof or supplement thereto will not contain as of the effective date of such Registration Statement or as of the date of any Prospectus or as of the date of any amendment thereof or supplement thereto any untrue statement of a material fact or omit to state any material fact required be stated or necessary to make the statements in such information not misleading.

          SECTION 8. DELIVERY OF COMFORT LETTERS AND LEGAL OPINIONS.
                     ----------------------------------------------

              (a) On the date that a Registration Statement relating to a Company Public Sale Event in which the Securities Holders participate is declared effective by the Commission, the Company shall comply with the following:

                  (i) The Company shall have received, and delivered to the Securities Holders, a copy of a "comfort letter" or letters, or updates thereof according to customary practice, of the independent certified public accountants who have certified the Company's financial statements included in the Registration Statement covering substantially the same matters with respect to the Registration Statement (including the Prospectus) and with respect to events subsequent to the date of the Company's financial statements as are reasonably customarily covered in accountants' letters delivered to underwriters in underwritten offerings of securities. The Company will use its reasonable best efforts to cause such "comfort letters" to be addressed to such Securities Holders.

                  (ii) The Securities Holders participating in such offering shall have received an opinion and any updates thereof of outside counsel to the Company reasonably satisfactory to such Securities Holders and any underwriters or purchasers covering substantially the same matters as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten offerings of securities, addressed to each of such Securities Holders and any underwriters or purchasers participating in such offering and dated the closing date thereof.

                           SECTION 9. MISCELLANEOUS.
                                      -------------

9.1       Notices. Any notice, demand, claim, request, waiver or consent or
          -------
other communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered by any of the following means of delivery, and shall be deemed to have been duly delivered and received on the date (or the next business day if delivery is not made on a business day) of personal delivery or facsimile transmission or on the date (or the next business day if delivery is not made on a business day) of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date (or the next business day if delivery is not made on a business day) of a stamped receipt, if sent by an overnight delivery service, and sent to the following addresses (or to such other address as any party may request by notifying the other parties listed below in accordance with this Section):

                  (a)      If to the Company:

                           SWWT, Inc.
                           c/o East River Ventures II, LP
                           645 Madison Avenue, 22nd Floor
                           New York, New York 10022
                           Attention:  Walter Carozza
                           Telecopy: (212) 644-5498

                           with a copy (which shall not constitute notice) to:

                           McDermott Will & Emery
                           600 13/th/ Street, N.W.
                           Washington, DC 20005
                           Attention:  Karen A. Dewis
                           Telecopy: (202) 756-8087

              (b)  If to the Securities Holders:

                   At the address of each such Securities Holder as set forth on the books and records of the Company (or such other address as such Securities Holder may otherwise notify the Company in writing).

9.2       Amendments and Waivers. This Agreement may not be amended or modified
          ----------------------
or any provision hereof waived without (i) a resolution of the board of directors of the Company, (ii) the written consent of East River Ventures, LP, and (iii) the written consent of Sanjay Sethi; provided, however, that any
                                               --------  -------
amendment, modification or waiver of this Agreement that disproportionately and adversely affects any party hereto shall require the prior written consent of such party; provided further, that it is understood and agreed that the grant of registration rights to third parties on substantially the terms provided for in this Agreement shall not be deemed to disproportionately or adversely affect any party hereto. Subject to the foregoing, any amendments or waivers of this Agreement effected in accordance herewith shall be binding on all of the parties hereto, including those not signing such amendment or waiver.

9.3       Termination. This Agreement and the respective obligations and
          -----------
agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the Termination Date.

9.4       Survival of Representations and Warranties. Except as they may by
          ------------------------------------------
their terms relate to an earlier date, all representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith execution and delivery of this Agreement and the termination of any or all of the provisions of this Agreement.

9.5       Headings. The descriptive headings of the several sections and
          --------
subsections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

9.6       Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures.

9.7      Governing Law. This agreement shall be governed by, and construed in
         -------------
accordance with, the laws of the state of Delaware without regard to choice of law provisions.

9.8       Adjustment of Shares. Each reference to a number of shares of Common
          --------------------
Stock in this Agreement shall be adjusted proportionately to reflect any stock dividend, subdivision, split or reverse split or the like affected with respect to all outstanding shares of Common Stock.

9.9       No Inconsistent Agreements. The Company will not on or after the date
          --------------------------
of this Agreement enter into, and is not presently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the Securities Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Securities Holders pursuant to this Agreement shall be superior to, and take precedence over, any similar rights granted to any other Person by the Company subsequent to the date hereof.

9.11      Severability. Any provisions of this Agreement prohibited or rendered
          ------------
unenforceable by any applicable law of any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceable, without invalidating the remaining provisions hereof, any such prohibition or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.12      Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and permitted assigns to each of the parties hereunder as otherwise provided herein.

9.13      Entire Agreement. This Agreement constitutes the entire agreement and
          ----------------
understanding of the parties hereto in respect of the matters referred to herein and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

9.14      Termination if Merger is not Consummated. Notwithstanding any
          ----------------------------------------
provision of this Agreement, or any rights that the Securities Holders may have hereunder, if the Closing does not occur for any reason, this Agreement shall be terminated, shall be deemed null and void ab initio, and the Company shall have no obligations or liabilities whatsoever to any Person under any of the terms of this Agreement.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                            SWWT, INC.

                                            By:_____________________
                                               Name:
                                               Title:

                                            SANJAY SETHI

                                            ________________________


                                            AMIT SARKAR

                                            ________________________


                                            OSCAR CAPITAL MANAGEMENT

                                            By:_____________________
                                               Name:
                                               Title:

                                            ANDREW K. BOSZHARDT, JR

                                            __________________________


                                            ANTHONY SCARAMUCCI

                                            __________________________


                                            EAST RIVER VENTURES II, LP

                                            By:_______________________
                                               Name:
                                               Title:

                                            ERV ASSOCIATES II, LLC

                                            By:_______________________
                                               Name:
                                               Title:

                                            CJM ASSOCIATES, LLC

                                            __________________________


                                            STRIPED MARLIN INVESTMENTS, LLC

                                            By:________________________
                                               Name:
                                               Title:

                                            VAN EYCK PARTNERS, LLC

                                            By:________________________

                                               Name:
                                               Title:

                                            MSD PORTFOLIO L.P. - INVESTMENTS

                                            By:_________________________
                                               Name:
                                               Title:

                                            AUSTIN I LLC

                                            By:_________________________
                                               Name:
                                               Title:

                                            VBM EQUITIES - TIME WARNER

                                            By:_________________________
                                               Name:
                                               Title:

                                            HUIZENGA INVESTMENTS
                                              LIMITED PARTNERS

                                            By:_________________________
                                               Name:
                                               Title:

                                            MCG-SVT, LLC

                                            ____________________________

                                  SCHEDULE A
                                  ----------

Name/Address
------------
            (a)      Sanjay Sethi

     Amit Sarkar

     Raj Janarthanan
     SVT, Inc.


     59 John Street_________________________

     3/rd/. Floor

     New York, NY 10038_________________________

     Attention:  Sanjay Sethi_______________
     Telecopy: (212) 571-3588____

             (b) Oscar Capital Management LLC

         Address
         666 Fifth Ave.________________________
         34th. Floor________________________
         New York, NY 10103________________________
         Attention:  Anthony Scaramucci_______________
         Telecopy: (212) 484-1000

         with a copy (which shall not constitute notice) to:
         ________________________
         ________________________
         ________________________
         Attention:  ____________
         Telecopy: (   ) ___-____

             (c) Andrew K. Boszhardt, Jr.

         Address
         Oscar Capital Management
         666 Fifth Ave.________________________
         34/th/. Floor________________________
         New York, NY 10103________________________
         Attention:  Andrew Boszhardt, Jr._______________
         Telecopy: (212) 484-1000

         with a copy (which shall not constitute notice) to:
         ________________________
         ________________________
         ________________________
         Attention:  ____________
         Telecopy: (   ) ___-____

              (d) Anthony Scaramucci

         Address
         Oscar Capital Management
         666 Fifth Ave.________________________
         34/th/. Floor________________________
         New York, NY 10103________________________
         Attention:  Anthony Scaramucci_______________
         Telecopy: (212) 484-1000

         with a copy (which shall not constitute notice) to:
         ________________________
         ________________________
         ________________________

         Attention:  ____________

         Telecopy: (   ) ___-____

               (e)  East River Ventures II, LP

         Address
         East River Ventures
         645 Madison Ave.________________________
         22/nd/. Floor________________________
         New York, NY 10022________________________
         Attention:  Walter Carozza_______________
         Telecopy: (212) 644-5498____

         with a copy (which shall not constitute notice) to:
         ______________________
         ______________________
         ______________________

          Attention:  _________
          Telecopy: (   ) ___-____

               (f)  ERV Associates II, LLC

         Address
         East River Ventures
         645 Madison Ave.________________________
         22//nd. Floor________________________
         New York, NY 10022________________________
         Attention:  Walter Carozza_______________
         Telecopy: (212) 644-5498________________________

         with a copy (which shall not constitute notice) to:
         ______________________
         ______________________
         ______________________
          Attention:  _________
          Telecopy: (   ) ___-____



               (g)  CJM Associates, LLC

         Address
         New Economy Group, LLC________________________
         One Morningside Drive North________________________
         Suite 200
         Westport, CT 06880 ________________________
         Attention:  Vincent Wasik_______________
         Telecopy: (203) 226-8011
         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

               (h) Striped Marlin Investments, LLC

Address
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

               (i) Van Eyck Partners, LLC

         Address
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-___

               (j) MSD Portfolio L.P. - Investments

         Address

MSD Capital, LP
780 Third Avenue__________
43/rd/. Floor
         New York, NY 10017-2024 ________________________
         _________________________

         Attention:  _______________
         Telecopy: (   ) ___-____

         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

               (k) Austin I LLC

         Address
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

               (l) VBM Equities - Time Warner

         Address
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

               (m) Huizenga Investments Limited Partners

         Address
         _______________________
         _______________________
         _______________________

         Attention:  _______________
         Telecopy: (   ) ___-____

         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

               (n) MCG-SVT, LLC

         Address
         New Economy Group, LLC________________________
         One Morningside Drive North________________________
         Suite 200
         Westport, CT 06880 ________________________
         Attention:  Vincent Wasik_______________
         Telecopy: (203) 226-8011

         with a copy (which shall not constitute notice) to:
         _______________________
         _______________________
         _______________________
         Attention:  ___________
         Telecopy: (   ) ___-____

                        SPECIAL MEETING OF STOCKHOLDERS
                          _______ - day, [date], 2001
                             ____ a.m., local time

                             [Address of meeting location]

      Please read the other side of this card carefully for instructions.

SWWT, INC.
Proxy for Special Meeting of Stockholders

on ___ - day, [date], 2001, Solicited by the Board of Directors   PROXY

______________________________________________________________________________


The undersigned stockholder of SWWT, INC. (the "Company") hereby constitutes and appoints Walter Carozza and James Frank, or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote all shares of the common stock or preferred stock of the Company standing in the undersigned's name on the books of the Company, at the special meeting of stockholders to be held at ____ a.m., local time, at _________ on ___ day, [date], 2001, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present at the meeting.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions marked on the reverse side, but if no instructions are marked on the reverse side, to vote FOR adoption of the two certificates of amendment.

The undersigned hereby acknowledges receipt of the notice of meeting and the proxy statement dated _______, 2001, relating to the special meeting of stockholders. The certificate of amendment to the Company's certificate of incorporation is attached to the proxy statement as Appendix B, and the certificate of amendment to the certificate of designations for the Company's series B preferred stock is attached to the proxy statement as Appendix C.

       Please Sign, Date and Return this Proxy Card Promptly Using the
                              Enclosed Envelope.

                  (Continued - To Be Signed On Reverse Side)

     Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to SWWT, INC., c/o East River Ventures II, L.P., 645 Madison Avenue, 22nd Floor, New York, New York 10022, Attention:
     Vice President.

------------------------------------------------------------------------------------------------------------------------------------
                                    The Board of Directors Recommends a Vote FOR Items 1 and 2.
                                                        .Please fold here.
1.    Adoption of the amendments to the Company's
      certificate of incorporation set forth in the
      certificate of amendment attached as Appendix
      B to the proxy statement.                                  [_]   For      [_]   Against                [_]  Abstain

2.    Adoption of the amendments to the certificate
      of designations for the series B preferred
      stock of the Company set forth in the
      certificate of amendment attached as Appendix
      C to the proxy statement.                                  [_]   For      [_]   Against                [_]  Abstain

                                                      Date __________________________

Address Change?  Mark Box  [_]
Indicate changes below:
                                                       _______________________________________________________


                                                       _______________________________________________________
                                                        Signature(s) in Box
                                                        Please sign exactly as your name(s) appear(s) on this
                                                        Proxy. If held by more than one owner, each owner must
                                                        sign. Trustees, administrators, etc. should include full
                                                        title. A corporation should provide its full name and
                                                        the title of the authorized officer signing this proxy.
------------------------------------------------------------------------------------------------------------------------------------